Exhibit 10.7
LEASE
401 NORTH MICHIGAN AVENUE
CHICAGO, ILLINOIS
TENANT: HEALTHCARE SERVICES, INC.,
D/B/A ACCRETIVE HEALTH
DATE: MAY 4, 2005

LEASE
401 NORTH MICHIGAN AVENUE
CHICAGO, ILLINOIS
TENANT: HEALTHCARE SERVICES, INC.,
D/B/A ACCRETIVE HEALTH

2

EXHIBITS

EXHIBIT A	PLAN OF PREMISES
EXHIBIT B	HVAC SPECIFICATIONS
EXHIBIT C	WORK LETTER
EXHIBIT D	BUILDING RULES AND REGULATIONS
EXHIBIT E	SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
EXHIBIT F	FORM OF LETTER OF CREDIT

LEASE
401 NORTH MICHIGAN AVENUE
CHICAGO, ILLINOIS
     THIS LEASE is made as of May 4, 2005, between ZELLER MANAGEMENT CORPORATION, an Illinois corporation, not personally, but solely in its capacity as agent for owner (“Landlord”), and HEALTHCARE SERVICES, INC. a Delaware corporation, d/b/a Accretive Health (“Tenant”).
Article 1
Demised Premises; Term
     Landlord does hereby demise and lease to Tenant, and Tenant hereby accepts, that certain space as shown hatched on the plan attached hereto and made a part hereof as Exhibit A, commonly described as Suite No. 2700 and containing approximately 10,561 rentable square feet, located on a portion of the twenty-seventh (27th) floor (the “Premises”) in the building known as 401 North Michigan Avenue (the “Building”), situated on certain property (including all easements appurtenant thereto) lying north of the Chicago River in Chicago, Illinois (the “Property”) for a “Term”), unless sooner terminated as provided herein, subject to the terms, covenants, and agreements herein contained.
Article 2
Net Rent
     Tenant shall pay to Landlord or Landlord’s agent at the office of Landlord or at such other place as Landlord may from time to time designate, annual Net Rent, in equal monthly installments, each in advance on the first day of each and every calendar month during the Term, except for the first month’s rent which is due and payable on execution, as follows:

		Net Rent Per
		Rentable Square
Period	Annual Net Rent	Foot	Monthly Installment
July 1, 2005 — October 31, 2006	$137,293.00	$13.00	$11,441.08
November 1, 2006 — October 31, 2007	$142,213.75	$13.75	$12,101.15

		Net Rent Per
		Rentable Square
Period	Annual Net Rent	Foot	Monthly Installment
November 1, 2007 — October 31, 2008	$150,494.25	$14.25	$12,541.19
November 1, 2008 — October 31, 2009	$155,774.75	$14.75	$12,981.23
November 1, 2009 — October 31, 2010	$161,055.25	$15.25	$13,421.27
November 1, 2010 — October 31, 2011	$166,335.75	$15.75	$13,861.31
November 1, 2011 — October 31, 2012	$171,616.25	$16.25	$14,301.35
If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Net Rent for such fractional month shall be prorated on the basis of 1/360th of the annual Net Rent for each day of such fractional month. Net Rent shall be payable without any prior demand therefor and without any deductions or set-offs whatsoever, except as otherwise expressly provided in this Lease.
     Notwithstanding anything to the contrary contained herein, and provided Tenant is not then in default beyond the expiration of notice and applicable cure periods hereunder, Tenant’s obligation to pay Net Rent and Tenant’s Proportionate Share of Ownership Taxes and Operating Expenses accruing during July through December of 2005 and January through February of 2006 (each a “Gross Abatement Month”) shall be abated. Such abatement shall apply solely to payment of the monthly installments of Net Rent and Tenant’s Proportionate Share of Ownership Taxes and Operating Expenses and shall not be applicable to any other charges, expenses or costs payable by Tenant under this Lease. In the event of Tenant’s default under this Lease beyond any applicable notice and cure periods during any Gross Abatement Month, Tenant shall pay to Landlord without any prior demand therefor the Net Rent and Tenant’s Proportionate Share of Ownership Taxes and Operating Expenses for such Gross Abatement Month adjusted on a per diem basis from the date Tenant is in default beyond the expiration of applicable notice and cure periods hereunder until such default is cured.
Article 3
Rent Adjustments
     Landlord and Tenant agree that the following rent adjustments shall be made with respect to each calendar year of the Term, or portion thereof, including the calendar year in which the Lease terminates:
     (A) Tenant shall pay to Landlord as additional rent an amount equal to Tenant’s Proportionate Share of the amount of the Ownership Taxes payable by Landlord for each calendar year of the Term. Tenant’s Proportionate Share of such

Ownership Taxes is agreed to be 1.4324% (calculated by dividing the rentable area of the Premises by 737,308, which is the number of rentable square feet in the Building). Tenant and Landlord acknowledge and agree that the rentable area of the Premises and Tenant’s Proportionate Share have been accepted by Landlord and Tenant and shall not be subject to challenge or re-calculation. “Ownership Taxes” shall mean all taxes and assessments of every kind and nature which Landlord shall become obligated to pay with respect to each calendar year of the Term or portion thereof because of or in any way connected with the ownership, leasing, and operation of the Building and the Property subject to the following:
     (i) the amount of ad valorem real and personal property taxes against Landlord’s real and personal property to be included in Ownership Taxes and payable in a calendar year shall be the amount assessed for that calendar year, notwithstanding that such taxes are billed and payable to a taxing authority in a subsequent calendar year. The amount of any tax refunds received by Landlord during the Term of this Lease shall be deducted from Ownership Taxes for the calendar year to which such refunds are attributable;
     (ii) the amount of special taxes and special assessments to be included shall be limited to the amount of the installments (plus any interest, other than penalty interest, payable thereon) of such special tax or special assessment payable for the calendar year in respect of which Ownership Taxes are being determined;
     (iii) the amount of any tax or excise levied by the State of Illinois, the County of Cook or the City of Chicago, any political subdivision of either, or any other taxing body, on rents or other income from the Property (or the value of the leases thereon) to be included shall not be greater than the amount which would have been payable on account of such tax or excise by Landlord during the calendar year in respect of which Ownership Taxes are being determined had the income received by Landlord from the Building [excluding amounts payable under this subparagraph (iii)] been the sole taxable income of Landlord for such calendar year;
     (iv) there shall be excluded from Ownership Taxes all income taxes [except those which may be included pursuant to subparagraph (iii) above], excess profits taxes, franchise, capital stock, and inheritance or estate taxes;
     (v) Ownership Taxes shall also include Landlord’s reasonable costs and expenses (including reasonable attorneys’ fees) in contesting or attempting to reduce any Ownership Taxes for any calendar year.
     (B) Tenant shall pay to Landlord as additional rent an amount equal to Tenant’s Proportionate Share of the amount of the Operating Expenses for each calendar year of the Term. Tenant’s Proportionate Share of such Operating Expenses is agreed to be 1.4324% (calculated by dividing the rentable area of the Premises by 737,308, which is the number of rentable square feet in the Building). Tenant and

Landlord acknowledge and agree that the rentable area of the Premises and Tenant’s Proportionate Share have been accepted by Landlord and Tenant and shall not be subject to challenge or re-calculation. “Operating Expenses” shall mean all expenses, costs and disbursements (other than Ownership Taxes) of every kind and nature which Landlord shall pay, incur or become obligated to pay with respect to a calendar year because of or in any way connected with the leasing, management, maintenance, repair and operation of the Building and the Property except the following:
     (i) costs of alterations of tenant spaces or the cost of tenant installations and decorations incurred in connection with preparing, altering or improving space for any tenancy or tenant;
     (ii) costs of capital improvements, except for such costs including interest thereon, as reasonably amortized and determined by Landlord, to the extent such capital improvements reduce Operating Expenses or where such capital improvements are made in compliance with the requirements of any federal, state or local law or regulation promulgated after the date of this Lease;
     (iii) depreciation, interest and principal payments on mortgages, ground lease rent, and other debt costs, if any;
     (iv) the cost of electrical energy furnished directly to tenants of the Property, the cost of which is paid by such tenants directly to the provider of such electrical service or other utility services sold separately to any other tenant for which Landlord is entitled to be reimbursed by such other tenant;
     (v) compensation paid to clerks, attendants and other persons in commercial concessions operated by Landlord, except to the extent receipts from such concessions are credited against Operating Expenses;
     (vi) salaries or fringe benefits of personnel above the grade of Building Manager;
     (vii) the cost of any items to the extent that such cost is reimbursed by insurance proceeds, condemnation awards, warranty claims or tenant payments;
     (viii) brokerage commissions and brokerage expenses, advertising costs and other promotional expenses incurred in connection with selling or leasing the Building or space therein;
     (ix) costs incurred in connection with the making of repairs which are paid by another tenant of the Building;
     (x) the costs of removing, containing or managing Hazardous Materials (as defined in Article 4) at the Building in order to comply with the requirements of any federal, state or local law or regulation promulgated prior to the date of this Lease;

     (xi) costs incurred by Landlord as a result of Landlord’s breach of this Lease;
     (xii) costs attributable to enforcing leases against specific tenants in the Building;
     (xiii) overhead and profit paid to subsidiaries or affiliates of Landlord for services and materials to the extent that the costs of these items are in excess of those that would be charged by unaffiliated parties on a competitive basis;
     (xiv) acquisition costs of land or buildings comprising the Property, and any costs incurred in connection with the expansion of the Property;
     (xv) any income, excise or franchise taxes of Landlord; and
     (xvi) any fines, penalties or similar costs imposed upon Landlord on account of Landlord’s violations of law.
If less than 95% of the Building’s rentable area shall have been occupied by tenants at any time during any calendar year of the Term, the variable Operating Expenses for such year shall be equitably adjusted to reflect the Operating Expenses as though the Building had been fully occupied throughout such year.
     (C) Intentionally omitted.
     (D) In order to provide for current payments on account of Ownership Taxes and Operating Expenses payable for each calendar year during the Term of this Lease, Tenant shall, at Landlord’s request, pay as additional rent Tenant’s Proportionate Share of Ownership Taxes and Operating Expenses for any calendar year, as estimated by Landlord from time to time, in twelve (12) monthly installments, each in an amount equal to 1/12th of Tenant’s Proportionate Share so estimated by Landlord commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount of such estimated Tenant’s Proportionate Share. The installment of estimated rent adjustment payable for each month of the current calendar year prior to the date of the receipt of Landlord’s estimate shall be due and payable within thirty (30) days after receipt of such estimate. If, as finally determined (whether in the succeeding calendar year at the time of delivery of the annual report provided for in subparagraph (E) hereof, or in the current calendar year when the final amount of any portion of Ownership Taxes for the prior calendar year becomes known to Landlord), Tenant’s Proportionate Share of Operating Expenses or Ownership Taxes shall be greater than or be less than the aggregate of all installments so paid on account to Landlord (and which are applicable to such calendar year) prior to receipt of an invoice from Landlord, then Tenant upon receipt of such invoice shall pay to Landlord the amount of such underpayment, or Landlord shall credit Tenant for or pay to Tenant the amount of such overpayment, as the case may be. It is the intention hereunder to estimate the amount of Ownership Taxes and Operating Expenses from time to time for each year and then to adjust such estimate from time to time based on actual Ownership Taxes and Operating Expenses for such calendar year but not more frequently than once per year.

     (E) Landlord shall keep books and records showing the Operating Expenses in accordance with an appropriate system of accounts and accounting practices in compliance with such provisions of this Lease as may affect such accounts. Landlord shall deliver to Tenant after the close of each calendar year (including the calendar year in which this Lease terminates), one or more statements (each, a “Tax and Expense Statement”) containing the following:
     (i) the amount of the Operating Expenses for such calendar year and a statement containing the calculation of same; and
     (ii) the amount of the Ownership Taxes for such calendar year.
In the event that any rent adjustment results in a net increase in the rent due Landlord, Tenant shall and hereby agrees to pay to Landlord within twenty (20) days following Tenant’s receipt of an invoice from time to time from Landlord an amount equal to such rent adjustment for such prior calendar year, or portion thereof. Failure or delay in delivering any such statement or invoice, or failure or delay in computing the rent adjustments pursuant to this Article 3, shall not be deemed a waiver by Landlord of its right to deliver such items nor shall any such failure or delay be deemed a release of Tenant’s obligations with respect to any such statement or Invoice, or constitute a default hereunder. All rent adjustments payable hereunder shall be made without any deductions or set-offs whatsoever, except as otherwise expressly provided in this Lease.
Tenant may take exception to matters included in Tenant’s Proportionate Share of Taxes or Operating Expenses, or Landlord’s computation of either, by sending notice specifying such exception and the reasons for Tenant’s objections to Landlord no later than that date (the “Outside Objection Date”) which is sixty (60) days after Landlord’s delivery to Tenant of any Tax and Expense Statement. Any Tax and Expense Statement shall be considered final for Landlord and Tenant, except as to matters to which exception is taken prior to the Outside Objection Date. Tenant acknowledges that Landlord’s ability to budget and incur expenses depends on the finality of Landlord’s statement, and accordingly agrees that time is of the essence of this Paragraph. If Tenant takes exception to any matter contained in any Tax and Expense Statement as provided herein, Landlord and Tenant shall endeavor to resolve same within thirty (30) days of the Outside Objection Date. If Tenant and Landlord are unable to resolve same within such thirty (30) day period, Landlord and Tenant shall refer the matter to an independent certified public accounting firm designated by Landlord and Tenant (who shall not be Landlord’s or Tenant’s accountant), whose certification as to the proper amount shall be final and conclusive as between Landlord and Tenant. Tenant shall promptly pay the cost of such certification unless such certification determines that Tenant was over-billed by more than three percent (3%), in which event Landlord shall pay the cost of such certification. If such certification indicates that the amount actually paid by Tenant, in relation to a matter for which Tenant has taken exception pursuant to this Paragraph, exceeds the amount Tenant should have paid, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 3, or if the Lease has expired, such amount shall be refunded to Tenant within thirty (30) days of such certification. Pending resolution of any such exceptions in the foregoing manner, Tenant shall continue paying Tenant’s Proportionate Share of Taxes and Operating Expenses in the amounts determined by Landlord, subject to adjustment after any such exceptions are so resolved.
     (F) The obligation of Tenant with respect to the payment of Net Rent and rent adjustments due hereunder shall survive the expiration or termination of this Lease. Any payment, refund, or credit made pursuant to this Article shall be made without prejudice to any right of Landlord, prior to the Outside Objection Date, to correct any items as billed pursuant to the provisions hereof. In the event that this Lease shall have been in effect for less than the full calendar year immediately preceding Tenant’s receipt of the invoices provided for in subparagraphs (D) and (E) hereof, the rent adjustment shall be pro rata. In no event shall any rent adjustment result in a decrease in the Net Rent payable hereunder.
     (G) Tenant shall keep confidential the terms of any Tax and Expense Statement and any information furnished by Landlord with respect thereto, including, without limitation, the computation of Tenant’s Proportionate Share of Taxes and Operating Expenses; provided, however, that Tenant may disclose the terms of any Tax and Expense Statement to its accountants and attorneys who may be working with Tenant with respect to same, and provided, further, Tenant may make such disclosures as are required by law, including, without limitation, such disclosures as may be required by any regulatory authority having jurisdiction over Tenant. Without limitation on the foregoing, in no event shall Tenant disclose the terms of any Tax and Expense Statement, or any information furnished by Landlord with respect thereto, to another tenant of the Building or to such tenant’s agents, contractors, consultants, advisors, attorneys or accountants.
     (H) Net Rent and Tenant’s Proportionate Share of Ownership Taxes and Operating Expenses are from time to time described collectively in this Lease as “Rent.”
Article 4
Use
     (A) Tenant shall use and occupy the Premises for general office purposes and for no other purpose whatsoever. Tenant shall not use or permit upon the Premises anything that will invalidate any policies of insurance now or hereafter carried on the Building or that will increase the rate of insurance on the Premises or on the Building. Notwithstanding the foregoing, Landlord hereby represents that, to Landlord’s knowledge, Tenant’s intended use of the Premises in accordance with the terms of this Lease shall not be deemed to increase Landlord’s rate of insurance for the Premises or the Building. Tenant will pay all extra insurance premiums which may be caused by the use which Tenant shall make of the Premises. Tenant will not use or permit upon the Premises anything that may be dangerous to life or limb. Tenant will not in any manner deface or injure the Building or any part thereof or overload the floors of the Premises. Tenant will not do anything or permit anything to be done upon the Premises in any way tending to create a nuisance, or tending to disturb any other tenant in the Building or the occupants of neighboring property or tending to injure the reputation of the Building. Tenant will promptly and fully comply with all governmental, health and police requirements and regulations respecting the Premises. Tenant will not use the Premises for lodging or sleeping purposes or for any immoral or illegal purposes. Tenant shall not conduct nor permit to be conducted on the Premises any business which is contrary to any of the laws of the United States of America or of the State of Illinois or which is contrary to the ordinances of the City of Chicago. Tenant shall not at any time manufacture, sell, or give away, and shall not at any time permit the manufacture, sale, or gift of any spirituous, fermented, intoxicating or alcoholic liquors or controlled substances on the Premises, except that the foregoing shall not be deemed to prohibit the occasional use of alcoholic beverages for entertainment purposes, so long as Tenant has in full force and effect (and delivered to Landlord a certificate of insurance therefor) a policy of host liquor liability or dram-shop insurance in form and amounts at all times satisfactory to Landlord. Tenant shall not install a cafeteria or soft drink dispensers without Landlord’s prior consent, which consent will not be unreasonably withheld or delayed. Tenant shall have the right to install coffee machines, microwave ovens and vending machines. In addition, Tenant, its employees and invitees may bring or arrange for delivery of prepared food to the Premises, including, without limitation, boxed lunches, customary holiday baskets and treats, cookie and candy sales for children’s clubs and school fundraisers, and catered meals. Tenant will give Landlord advance notice of any receptions and similar functions in accordance with the Building’s rules.
     Notwithstanding anything herein to the contrary, Tenant expressly covenants and agrees that it shall not use the Premises or any part thereof or permit the Premises or any part thereof to be used at any time or in any manner whatsoever as a principal part of its business for a shared office and business service facility similar to or in competition with that operated by Alliance North Michigan Avenue, Inc., d/b/a Alliance Business Centers, in the Building during the Term of this Lease.
     (B) Tenant agrees that it will not use, handle, generate, treat, store or dispose of, or permit the handling, generation, treatment, storage or disposal of any Hazardous Materials in, on, under, around or above the Premises now or at any future time and will indemnify, defend and save Landlord harmless from any and all actions, proceedings, claims, costs, expenses and losses of any kind, including, but not limited to, those arising from injury to any person, including death, damage to or loss of use or value of real or personal property, and costs of investigation and cleanup with the existence of Hazardous Materials on the Premises during the Term hereof. The term “Hazardous Materials”, when used herein, shall include, but shall not be limited to, any substances, materials or wastes to the extent quantities thereof are regulated by the City of Chicago or any other local governmental authority, the State of Illinois, or the United States of America because of toxic, flammable, explosive, corrosive, reactive, radioactive or other properties that may be hazardous to human health or the environment, including asbestos and including any materials or substances that are listed in the United States Department of Transportation Hazardous Materials Table, as amended, 49 C.F.R. 172.101, or in the Comprehensive Environmental Response, Compensation and

Liability Act, as amended, 42 U.S.C. subsections 9601 et seq., or the Resource Conservation and Recovery Act, as amended, 42 U.S.C. subsections 6901 et seq., or any other applicable governmental regulation imposing liability or standards of conduct concerning any hazardous, toxic or dangerous substances, waste or material, now or hereafter in effect. Tenant does hereby indemnify, defend and hold harmless Landlord and its agents and their respective officers, directors, beneficiaries, shareholders, partners, agents and employees from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith (including attorneys’ and consultants’ fees) arising by Tenant, its agents, employees, and contractors, out of any deposit, spill discharge or other release of Hazardous Materials that occurs by Tenant, its agents, employees and contractors during the Term of this Lease, at the Premises, or which arises at any time from Tenant’s use or occupancy of the Premises, or from Tenant’s failure to provide all information, make all submissions, and take all steps required by all applicable governmental authorities. Tenant’s obligations and liabilities under this paragraph shall survive the expiration of the Term of this Lease.
     (C) To the best of Landlord’s knowledge, based solely upon certifications and statements made to Landlord by its contractors, the Premises have been abated by Landlord’s contractors in accordance with the O & M Program (as defined in paragraph 13 below). If, subsequent to the date Tenant accepts possession of the Premises, it is determined that there are any Hazardous Materials in the Premises which were present in the Premises prior to Landlord’s delivery of the Premises to Tenant, and such Hazardous Materials were not installed by Tenant or any affiliate of Tenant (or any party acting under Tenant or its affiliates) or Tenant’s contractors prior to such occupancy, and such Hazardous Materials are required by applicable law to be removed, encapsulated or otherwise treated (a “Remediation”), Landlord, at Landlord’s expense, shall as soon as practicable after notice thereof from Tenant, Remediate such Hazardous Materials as Landlord deems appropriate so that such Remediation complies with applicable law. Such Remediation shall be Tenant’s sole remedy on account of such Hazardous Materials. If, on account of any Remediation that Landlord performs at the Premises, which work is at Landlord’s expense pursuant to the above, Tenant cannot reasonably operate in the entire Premises, then Rent shall abate until the earlier of the date on which Tenant can reasonably operate in the Premises or the date on which Tenant does begin operating in the Premises.
     Notwithstanding anything contained herein to the contrary, if any Remediation of Hazardous Materials was necessitated by the negligence or intentional act of Tenant or Tenant’s agents, employees or contractors, the Remediation shall be at Tenant’s expense. Tenant shall cooperate with Landlord in connection with any Remediation that Landlord performs at the Premises.

Article 5
Services
     Landlord shall provide, at Landlord’s expense, except as otherwise provided and subject to applicable government codes, rules, regulations, and guidelines applicable thereto, whether mandatory or voluntary, the following services:
     (A) Air-cooling and heat to provide a temperature condition as required by the HVAC specifications set forth on Exhibit B attached hereto and made a part hereof, daily from 8:00 A.M. to 6:00 P.M. (Saturdays to 1:00 P.M.), Sundays and holidays excepted. Whenever heat-generating machines or equipment installed by Tenant affect the temperature otherwise maintained by Landlord in the Premises, or whenever the occupancy or electrical load exceeds the standards set forth on Exhibit B attached hereto Landlord shall be relieved of responsibility for maintaining the air conditioning standards applicable to the Building, and in such event Landlord reserves the right at its option to (1) require Tenant to discontinue use of such heat-generating machines or equipment, or (2) install supplementary air conditioning units in the Premises, the cost, Installation, operation and maintenance of which shall be paid by Tenant to Landlord at such rates as Landlord charges from time to time in the Building. Tenant agrees that at all times it will cooperate with Landlord and abide by all regulations and requirements which Landlord may prescribe for the proper functioning of the ventilating and air conditioning systems.
     (B) Water from City of Chicago mains for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant with Landlord’s written consent, from regular Building supply at the prevailing temperature. Tenant shall pay Landlord at rates fixed by Landlord for water furnished for any other purpose. Tenant shall not waste or permit the waste of water.
     (C) Janitor service in and about the Premises, Saturdays, Sundays and holidays excepted. Tenant shall not provide any janitor services without Landlord’s written consent and then only subject to supervision of Landlord and at Tenant’s sole responsibility and by a janitor, contractor or employees at all times satisfactory to Landlord, but not as agent or servant of Landlord.
     (D) Adequate operator less passenger elevator service at all times and freight elevator service subject to scheduling by Landlord.
     (E) Commencing on the later of July 1, 2005 or the date Tenant commences business in the Premises, electricity for the Premises shall not be furnished by Landlord but shall be furnished by the electric utility company serving the Building. Tenant shall make all necessary arrangements with the utility company for metering and paying for electric current furnished by it to Tenant and Tenant shall pay for all charges for electric current consumed on the Premises during the Term of this Lease. Tenant agrees to purchase from Landlord, or its agent, all lamps, bulbs, ballasts and starters used in the

Premises (provided that Tenant may at its sole cost and expense engage directly a licensed union electrician to change lamps and bulbs used in the Premises):
     (F) Such additional services on such terms and conditions as may be mutually agreed upon by Landlord and Tenant.
     All charges for any services shall be deemed rent reserved under this Lease and shall be due and payable at the same time as the installment of rent with which they are billed, or, if billed separately, shall be due and payable within fifteen (15) business days after such billing. In the event Tenant shall fail to make payment for such additional services Landlord may, in addition to all other remedies which Landlord may have for the non-payment of rent and without notice to Tenant, discontinue any or all such services, and such discontinuance shall not be held or pleaded as an eviction or as a disturbance in any manner whatsoever of Tenant’s possession, or relieve Tenant from the payment of rent when due, or vary or change any other provision of this Lease or render Landlord liable for damages of any kind whatsoever.
     Tenant agrees that neither Landlord nor any company, firm, or individual operating, maintaining, repairing, managing or supervising the plant or facilities furnishing any of the above services, nor any of their respective agents or employees shall be liable to Tenant, or any of Tenant’s employees, agents, customers or invitees or anyone claiming through, by or under Tenant, for any damages, injuries, losses, expenses, claims or causes of action, because of any interruption, diminution, delay or discontinuance at any time for any reason in the furnishing of any of the above services; nor shall any such interruption, diminution, delay or discontinuance be deemed an eviction or disturbance of Tenant’s use or possession of the Premises or any part thereof; nor shall any such interruption, diminution, delay or discontinuance relieve Tenant from full performance of Tenant’s obligations under this Lease. Notwithstanding the foregoing, in the event any interruption or discontinuance in the furnishing of any of the above services results from a negligent act or omission of Landlord and such interruption or discontinuance continues for a period of seven (7) days, then, from and after the expiration of such seven-day period, Rent shall abate until such time as such service is restored, as Tenant’s sole and exclusive remedy on account of such interruption or discontinuance.
Article 6
Possession
     Landlord anticipates that it will be able to deliver the Premises ready for occupancy on July 1, 2005 (the “Anticipated Occupancy Date”) in accordance with the terms and provisions of the work letter agreement signed by Landlord and Tenant (the “Work Letter”), the form of which is attached hereto as Exhibit C. In the event the Premises shall not be completed and ready for occupancy on the Anticipated Occupancy Date, (i) this Lease shall nevertheless continue in full force and effect, and (ii) no liability shall arise against Landlord out of any such delay beyond the abatement of rent until the Premises are ready for occupancy; provided, however, there shall be no abatement of rent if the space is not ready for occupancy because of failure to complete the installation of special equipment, fixtures or materials ordered by Tenant, or due to Tenant’s failure or inability to fully comply with the Work Letter or due to any act, failure to act, or fault of Tenant, its servants, employees, or agents. The Premises shall not be deemed incomplete or not ready for occupancy if only insubstantial details of construction, decoration or mechanical adjustments remain to be done. The determination of Landlord’s architect or interior space planner for the Building shall be final or conclusive on Tenant as to whether the Premises are complete and ready for occupancy; Tenant agrees upon request of Landlord to promptly acknowledge in writing the date of such substantial completion of the Premises. If Tenant shall enter possession of all or any part of the Premises prior to the date fixed above for the first day of the Term, all of the covenants and conditions of this Lease shall be binding upon the parties hereto in respect of such possession the same as if the first day of the Term had been fixed as of the date when Tenant entered such possession; provided, however, that Tenant shall not be required to pay Rent for any period prior to the first day of the Term.
Article 7
Condition of Premises
     Tenant’s taking possession of any portion of the Premises shall be conclusive evidence as against Tenant that such portion of the Premises were in good order and satisfactory condition when Tenant took possession, except as to latent defects in work performed by Landlord (which exception shall be effective for a one (1) year period following the date the Premises are ready for occupancy, excluding items of damage caused by Tenant, its agents, contractors and suppliers) and punch list or other warranty work. No promise of Landlord to alter, remodel, repair or improve the Premises or the Building and no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, other than as may be contained herein or in the Work Letter.
Article 8
Repairs
     Except as otherwise provided in Article 11 of this Lease, and subject to the provisions of Article 9 of this Lease, Tenant shall, at its sole cost and expense, keep the Premises in good order, repair and tenantable condition at all times during the Term, and Tenant shall promptly arrange with Landlord at Tenant’s sole cost and expense for the repair of all damages to the Premises and for the replacement or repair of all damaged or broken glass, fixtures and appurtenances within any reasonable period of time specified by Landlord, provided, however, that Tenant shall not be required to repair or replace broken or damaged exterior window glass unless such replacement or repair is necessitated by the act, failure to act, or neglect of Tenant, its servants, employees, agents, invitees or guests, and Landlord shall be required to repair or replace broken or damaged exterior window glass necessitated by the act, failure to act, or neglect of Landlord, its servants, employees, agents, invitees or guests. If Tenant does not promptly make such arrangements, Landlord may, but need not, on thirty (30) days’ prior written notice to Tenant, make such repairs and replacements and the costs paid or incurred by Landlord for such repairs and replacements (including Landlord’s overhead and profit, and the cost of general conditions) shall be deemed additional rent reserved under this Lease due and payable forthwith. Landlord may, but shall not be required so to do, enter the Premises at all reasonable times to make any repairs, alterations, improvements or additions, including, but not limited to, ducts and all other facilities for heating and air conditioning service, as Landlord shall desire or deem necessary for the safety, maintenance, repair, preservation or Improvement of the Building, or as Landlord may be required or requested to do by the City of Chicago or by the order or decree of any court or by any other proper authority, provided that Landlord shall not unreasonably interrupt or unreasonably interfere with the conduct of Tenant’s business during normal business hours.
     In the event Landlord or its agents or contractors shall elect or be required to make repairs, alterations, improvements or additions to the Premises or the Building, Landlord shall be allowed to take into and upon the Premises all material that may be required to make such repairs, alterations, improvements or additions and, during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend any services and facilities without being deemed or held guilty of an eviction of Tenant or for damages to Tenant’s property, business or person, and the rent reserved herein shall in no way abate while said repairs, alterations, improvements or additions are being made, and Tenant shall not be entitled to maintain any set-off or counterclaim for damages of any kind against Landlord by reason thereof. Landlord may, at its option, make all such repairs, alterations, improvements or additions in and about the Building and the Premises during ordinary business hours, provided Landlord does not unreasonably interfere with the conduct of Tenant’s business in which event Landlord shall perform the same after normal business hours, but if Tenant desires to have the same done at any other time, Tenant shall pay for all overtime and additional expenses resulting therefrom.
Article 9
Alterations
     Except as set forth in the Work Letter, Tenant shall not, without the prior written consent of Landlord [and, in the case of any work affecting any structural components or members of the Building (including, without limiting the foregoing, any work involving floor loading and floor coring), without the prior written approval of the structural engineer designated by Landlord for the Building] in each instance obtained, make any repairs, replacements, alterations, improvements or additions to the Premises; provided, however, that Tenant shall have the right to make non-structural alterations to the Premises costing less than $25,000 without Landlord’s prior written consent and without complying with the following requirements). In the event Tenant desires to make any operations, improvements or additions pursuant to this Article 9, or any repairs or replacements pursuant to Article 8 of this Lease, Tenant shall prior to commencing any such work:
     (i) Submit to Landlord for review by it and its engineers plans and specifications showing such work in reasonable detail and obtain Landlord’s prior written approval (Tenant shall pay to Landlord all costs incurred by Landlord in connection with such review of such plans and specifications). Upon completion of any such alteration work, Tenant agrees to provide Landlord with “as-built” drawings which shall reflect all such alterations, improvements, additions or replacements as prepared by the contractor;
     (ii) Furnish Landlord with the names and addresses of all contractors and copies of all contracts with such contractors and obtain Landlord’s prior written approval;
     (iii) Provide Landlord, at Tenant’s sole cost and expense, with such security as Landlord may require, as well as all necessary permits evidencing compliance with all ordinances and regulations of the City of Chicago or any department or agency thereof, and with the requirements of all statutes and regulations of the State of Illinois or any department or agency thereof;
     (iv) Provide Landlord with certificates of insurance in forms and amounts described in the Work Letter naming Landlord as an additional insured where required by Landlord; and
     (v) Comply, at Tenant’s sole cost and expense, with such other requests as Landlord may reasonably make in connection with such work.
     All such work shall, at Landlord’s election, be subject to the supervision by Landlord, and, if any such work is not the subject of the Work Letter, Tenant shall promptly pay to Landlord a supervision fee equal to five percent (5%) of the cost of such work. No supervision fee will be charged for work that is the subject of the Work Letter, provided, however, Tenant will pay or reimburse Landlord for the reasonable and actual out-of-pocket costs incurred by Landlord with respect to the work covered by the Work Letter.
     Tenant acknowledges that Landlord has heretofore adopted and put into operation throughout the Building an asbestos operations and maintenance program (“O & M Program”), a copy of which has been made available for review by Tenant, which sets forth certain procedures to be followed in connection with any repairs, alterations or improvements to be made in the Building, in order to prevent disturbance to the sprayed-on asbestos fireproofing located on certain structural beams and in the mechanical rooms of the Building and to better protect the health and safety of all occupants of the Building. Tenant hereby expressly agrees to cause its agents, employees and contractors to comply at all times with the O & M Program (as amended from time to time) in connection with any repairs, alterations or improvements to the Premises to which the O & M Program may apply.

     Tenant hereby agrees to protect, defend, indemnify and hold Landlord, the Building and the Property harmless from and against any and all liabilities of every kind and description which may arise out of or in connection with such repairs, replacements, alterations, improvements or additions.
     Upon completing any of such repairs, replacements, alterations, improvements or additions, Tenant shall furnish Landlord with contractors’ affidavits, sworn statements and full and final waivers of lien and receipted bills covering all labor and material expended and used. All repairs, replacements, alterations, improvements and additions shall comply with all insurance requirements and with all ordinances and regulations of the City of Chicago or any department or agency thereof and with the requirements of all statutes and regulations of the State of Illinois or of any department or agency thereof. All repairs, replacements, alterations, improvements and additions shall be constructed in a good and workmanlike manner and only good grades of material shall be used. At all times Tenant shall cause contractors and others performing any work for Tenant to work in harmony with the contractors, agents and employees performing work in the Building for Landlord or others.
     All alterations, improvements, additions, repairs, or replacements, whether temporary or permanent in character, including, without limitation, wall coverings, carpeting and other floor coverings, special lighting installations, built-in or attached shelving, cabinetry, and mirrors, made by Landlord or Tenant in or upon the Premises shall become Landlord’s property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise without compensation to Tenant (excepting only Tenant’s movable office furniture, trade fixtures, and office equipment); provided, however, that Landlord has designated removal at the time of installation or plan approval by written notice to Tenant, in which event Tenant shall remove such alterations, improvements, additions, repairs or replacements at Tenant’s sole cost and expense in accordance with the provisions of Article 18 of this Lease.
Article 10
Covenant Against Liens
     Nothing contained in this Lease shall authorize or empower Tenant to do any act which shall in any way encumber Landlord’s title to the Building, Property or Premises, nor in any way subject Landlord’s title to any claims by way of lien or encumbrance whether claimed by operation of law or by virtue of any expressed or implied contract of Tenant, and any claim to a lien upon the Building, Property or Premises arising from any act or omission of Tenant shall attach only against Tenant’s interest and shall in all respects be subordinate to Landlord’s title to the Building, Property and Premises. If Tenant has not removed any such lien or encumbrance or otherwise proceeded diligently to contest such lien or encumbrance as described below within fifteen (15) days after written notice to Tenant by Landlord, Landlord may, but shall not be obligated to, pay the amount necessary to remove such lien or encumbrance, without being responsible for making any investigation as to the validity or accuracy thereof, and the amount so paid, together with all costs and expenses (including reasonable attorneys’

fees) incurred by Landlord in connection therewith, shall be deemed additional rent reserved under this Lease due and payable forthwith. Tenant shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or encumbrance if Tenant shall comply with the preceding provisions of this paragraph and promptly pay and discharge any final adverse judgment.
Article 11
Damage or Destruction by Fire or Casualty
     (A) If the Premises or any part of the Building shall be damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Premises or the Building untenantable, then Landlord shall proceed to repair and restore the same to its prior existing condition with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord’s control. If any such damage renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, with reasonable promptness after the occurrence of such damage and in good faith, estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall by notice advise Tenant of such estimate. If it is so estimated that the amount of time required to substantially complete such repair and restoration will exceed two hundred forty (240) days from the date such damage occurred, then either Landlord or Tenant shall have the right to terminate this Lease as of the date of such damage upon giving notice to the other at any time within thirty (30) days after Landlord gives Tenant the notice containing said estimate (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the notice containing said estimate). Unless this Lease is terminated as provided in the preceding sentence, Landlord shall proceed with reasonable promptness and all due diligence to repair and restore the Premises, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord’s control, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease (except as hereinafter provided) if such repairs and restoration are not in fact completed within the time period estimated by Landlord, as aforesaid, or within said two hundred forty (240) days, so long as Landlord shall proceed with reasonable promptness and due diligence. Notwithstanding anything to the contrary herein set forth: (i) If any such damage rendering all or a substantial portion of the Premises or Building untenantable shall occur during the last eighteen (18) months of the Term, then each of Landlord and Tenant shall have the option to terminate this Lease by written notice to the other given within thirty (30) days after the date such damage occurred, and if such option is so exercised, this Lease shall terminate as of the date of such damage; (ii) Landlord shall have no duty pursuant to this Article 11 to repair or restore any portion of alterations, additions or improvements made by or on behalf of Tenant in the Premises or improvements which are not then building standard improvements; (iii) Tenant shall have no duty pursuant to this Article 11 to repair or restore any portion of alterations, additions or improvements made by or on behalf of Tenant in the Premises, and Tenant shall deliver to Landlord, promptly upon receipt, the amount of any insurance proceeds that are attributable to the alterations, additions or improvements constructed in the Premises with funds provided by Landlord; and (iv) Landlord shall not be obligated (but may, at its option, so elect) to repair or restore the Premises or Building if any mortgagee applies proceeds of insurance to reduce its loan balance, and the remaining proceeds, if any, available to Landlord are not sufficient to pay for such repair or restoration; and (iv) Tenant shall not have the right to terminate this Lease pursuant to this Article 11 if the damage or destruction was caused by the intentional act of Tenant, its agents or employees.
     (B) In the event any such fire or casualty damage not caused by the intentional or negligent act of Tenant, its agents or employees, renders the Premises substantially untenantable and Tenant is not occupying the Premises and if this Lease shall not be terminated pursuant to the foregoing provisions of this Article 11 by reason of such damage, then rent shall abate during the period beginning with the date of such damage and ending with the date when Landlord substantially completes its repair and restoration work. Such abatement shall be in an amount bearing the same ratio to the total amount of rent for such period as the portion of the Premises being repaired and restored by Landlord and not heretofore delivered to Tenant from time to time bears to the entire Premises. In the event of termination of this Lease pursuant to this Article 11, rent shall be apportioned on a per diem basis and be paid to the date of such fire or other casualty.
     (C) In the event of any such fire or other casualty, and if this Lease is not terminated pursuant to the foregoing provisions of this Lease, Tenant shall repair and restore any portion of alterations, additions or improvements made by or at the direction of Tenant in the Premises (excluding any base building improvements and additions made by Landlord pursuant to the Work Letter, which shall be repaired and restored by Landlord), and during any such period of Tenant’s repair and restoration following substantial completion of Landlord’s repair and restoration work, rent shall be payable as if said fire or other casualty had not occurred.
Article 12
Insurance
     In consideration of the leasing of the Premises at the rental stated in Article 2, Landlord and Tenant agree to provide Insurance and allocate the risk of loss as follows:
     Tenant, at its sole cost and expense but for the mutual benefit of Landlord and Tenant (when used in this Article the term “Landlord” shall include Landlord and its officers, agents, servants and employees and the term “Tenant” shall include Tenant’s agents, servants and employees), shall purchase and keep and maintain in force and effect during the Term hereof, insurance under policies issued by insurers of recognized responsibility on its fixtures and tenant improvements including, but not limited to, special wall and floor coverings, special lighting fixtures, built-in cabinets and bookshelves and on its merchandise, inventory, contents, furniture, equipment or other personal property located in the Premises protecting Landlord and Tenant from damage or other loss caused by fire or other casualty including, but not limited to, vandalism and malicious mischief, perils covered by all risk and extended coverage, theft, sprinkler leakage, water damage (however caused), explosion, malfunction or failure of heating and cooling or other apparatus, and other similar risks in amounts not less than the full insurable replacement value of such property. Such insurance shall provide that it is specific and not contributory and shall name Landlord as an additional insured and shall contain a replacement cost endorsement and a clause pursuant to which the insurance carriers waive all rights of subrogation against Landlord with respect to losses payable under such policies, At Landlord’s request, Tenant shall deliver certificates of insurance evidencing such coverage upon execution hereof and thereafter not less than fifteen (15) days prior to the expiration date of any such policy.
     Landlord agrees to purchase and keep in force and effect insurance on the Building against fire and such other risks as may be included in extended coverage insurance from time-to-time available in an amount not less than the greater of 80% of the full insurable value of the Building or the amount sufficient to prevent Landlord from becoming a co-insurer under the terms of the applicable policies. Such policies shall contain a replacement cost endorsement and a clause pursuant to which the insurance carriers waive all rights of subrogation against Tenant with respect to losses payable under such policies.
     By this section, Landlord and Tenant intend that the risk of loss or damage as described above be borne by responsible insurance carriers to the extent above provided, and Landlord and Tenant hereby release each other and agree to look solely to, and to seek recovery only from, their respective insurance carriers in the event of a loss of a type described above to the extent that such coverage is agreed to be provided hereunder. For this purpose, any applicable deductible amount shall be treated as though it were recoverable under such policies. Landlord and Tenant agree that applicable portions of all monies collected from such insurance shall be used toward the full compliance of the obligations of Landlord and Tenant under this Lease in connection with damage resulting from fire or other casualty.
Article 13
Liability Insurance
     Tenant shall, at Tenant’s expense, maintain during the Term comprehensive public liability insurance, contractual liability insurance, property damage insurance, and — to the extent applicable — host liquor or dram-shop liability insurance, under policies issued by insurers of recognized responsibility, with limits of not less than $1,000,000 primary and $10,000,000 in umbrella coverage for personal injury, bodily injury, sickness, disease or death and $2,000,000 for damage or injury to or destruction of property (including the loss of use thereof) for any one occurrence. Tenant’s policies shall name Landlord, its respective officers, agents, servants and employees as additional insureds, At Landlord’s request, Tenant shall deliver certificates of insurance evidencing such coverage upon execution hereof and thereafter not less than fifteen (15) days prior to the expiration date of any such policy, Landlord shall maintain in full force and effect during the term of this Lease a policy of general liability insurance with respect to the Building and the common areas of the Building, in which the combined limit is not to be less than $2,000,000 per occurrence for bodily injury and for property damage.
Article 14
Condemnation
     If the whole or any substantial portion of the Premises or Property shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises or Property, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. Tenant shall have reciprocal termination rights if the whole or any substantial portion of the Premises is permanently taken, or if access to the Premises is permanently and materially impaired. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant’s personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Term, and for moving expenses (so long as such claim does not diminish the award available to Landlord or any Holder, and such claim is payable separately to Tenant). All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated.
Article 15
Waiver of Claims and Indemnity
     Tenant agrees that, to the extent not expressly prohibited by law, Landlord and its officers, agents, servants and employees shall not be liable for (nor shall rent abate as a result of) any direct or consequential damage either to person or property sustained by Tenant, its servants, employees, agents, invitees or guests due to the Building or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of any accident in or about said Building, or due to any act or neglect of any tenant or occupant of said Building or of any other person. This provision shall apply particularly (but not exclusively) to damage caused by water, snow, frost, steam, sewage, gas, electricity, sewer gas or odors or by the bursting, leaking or dripping of pipes, faucets and plumbing fixtures and windows, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all of Tenant’s personal property in the Premises or the Building shall be at the risk of Tenant only and that

Landlord shall not be liable for any loss or damage thereto or theft thereof. Tenant shall protect, indemnify and save Landlord and its officers, agents, servants and employees harmless from and against any and all obligations, liabilities, costs, damages, claims and expenses of whatever nature arising out of breach of this Lease by Tenant or from injury to persons or damage to property on the Premises or in or about the Building arising out of or in connection with this Lease or Tenant’s use or occupancy of the Premises or Tenant’s activities in the Building, or arising from any act or negligence of Tenant, or its agents, contractors, servants, employees, or invitees.
Article 16
Nonwaiver
     No waiver of any condition expressed in this Lease shall be implied by any neglect of Landlord to enforce any remedy on account of the violation of such condition if such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of moneys by Landlord from Tenant after the termination in any way of the Term or of Tenant’s right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such moneys, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises Landlord may receive and collect any rent or other sums due, and such payment shall not waive or affect said notice, suit or judgment.
Article 17
Landlord’s Remedies
     (A) If (a) default shall be made in the payment of the rent or any installment thereof or in the payment of any other sum required to be paid by Tenant under this Lease, and such default shall continue for ten (10) days after written notice to Tenant, or (b) if default shall be made, in the full and prompt performance of any of the other covenants or conditions which Tenant is required to observe and perform and such default shall continue for thirty (30) days after written notice to Tenant, provided that if such default cannot be cured within 30 days, Tenant shall not be in default if Tenant commences cure within such 30 days and diligently prosecutes such cure to completion not later than 60 days after commencement of such cure, or (c) if the interest of Tenant in this Lease shall be levied on under execution or other legal process, or (d) if any petition shall be filed by or against Tenant to declare Tenant a bankrupt or to delay, reduce or modify Tenant’s debts or obligations, or (e) if any petition shall be filed or other action taken to reorganize or modify Tenant’s capital structure, if Tenant be a corporation or other entity, or (f) if Tenant be declared insolvent according to law or if any assignment of Tenant’s property shall be made for the benefit of creditors, or (g) if a receiver or trustee is appointed for Tenant or its property, or (h) if Tenant shall abandon or vacate the Premises during the Term of this Lease, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and thereupon at its option may, without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity:
     (i) Landlord may terminate this Lease and the Term created hereby, in which event Landlord may forthwith repossess the Premises and be entitled to recover forthwith as damages a sum of money equal to the value of the Net Rent and rent adjustments provided to be paid by Tenant for the balance of the stated Term of the Lease, less the fair rental value of the Premises for said period, and any other sum of money and damages owed by Tenant to Landlord.
     (ii) Landlord may terminate Tenant’s right of possession and may repossess the Premises by forcible entry or detainer suit or otherwise, without demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may, but shall not be obligated to, relet all or any part of the Premises, for such rent and upon such terms as shall be satisfactory to Landlord (including the right to relet the Premises for a term greater or lesser than that remaining under the Term of this Lease and the right to relet the Premises as a part of a larger area and the right to change the character or use made of the Premises). For the purpose of such reletting, Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to the Premises that may be necessary or convenient, and if Landlord shall fail to relet the Premises or if the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of such decorations, repairs, changes, alterations and additions and the expenses of such reletting to satisfy the rent provided for in this Lease to be paid, then Tenant shall pay to Landlord as damages a sum equal to the amount of the Net Rent and rent adjustments reserved in this Lease for such period or periods as the same shall come due, or, if the Premises have been relet, Tenant shall satisfy and pay any such deficiency upon demand as the same shall come due from time to time, and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this paragraph and any other sums due under this Lease from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.
     (B) If Landlord terminates this Lease or Tenant’s right to possession, Landlord shall use reasonable efforts to mitigate Landlord’s damages, and Tenant shall be entitled to submit proof of such failure to mitigate as a defense to Landlord’s claims hereunder, if mitigation of damages by Landlord is required by applicable law. If Landlord has not terminated this Lease or Tenant’s right to possession, Landlord shall have no obligation to mitigate, and may permit the Premises to remain vacant or abandoned; in such case, Tenant may seek to mitigate damages by attempting to sublease the Premises or assign this Lease in accordance with the provisions of Article 26.

Article 18
Surrender of Possession
     (A) On or before the date this Lease and the Term hereby created terminates, or on or before the date Tenant’s right of possession terminates, whether by lapse of time or at the option of Landlord, Tenant shall:
     (i) restore the Premises to the same condition as they were delivered to Tenant substantially complete subject to normal wear and tear (except as otherwise provided in Article 11 of this Lease) and, provided Landlord has identified at the time of installation any alterations, improvements or additions that must be removed, remove those alterations, improvements or additions (a) installed for or during Tenant’s occupancy, whether installed by Landlord or Tenant. Tenant shall not be obligated to remove the initial improvements made pursuant to the terms of the Work Letter;
     (ii) remove from the Premises and the Building all of Tenant’s personal property; and
     (iii) surrender possession of the Premises to Landlord in a clean condition free of all rubbish and debris.
     (B) If Tenant shall fail or refuse to restore the Premises to the above-described condition on or before the above-specified date, Landlord may enter into and upon the Premises and put the Premises in such condition and recover from Tenant Landlord’s cost of so doing. Without limiting the generality of the foregoing, Tenant agrees to pay Landlord, upon demand, the cost of restoring the walls, ceilings and floors of the Premises to the same condition that existed prior to the date of the commencement of any alterations, improvements, or additions made by or for Tenant’s occupancy (or a prior tenant’s occupancy if such alterations, improvements or additions were acquired by Tenant from a former tenant) of the Premises. If Tenant shall fail or refuse to comply with Tenant’s duty to remove all personal property from the Premises and the Building on or before the above-specified date, the parties hereto agree and stipulate that Landlord may enter into and upon the Premises and may, at its election:
     (i) treat such failure or refusal as an offer by Tenant to transfer title to such personal property to Landlord, in which event title thereto shall thereupon pass under this Lease as a bill of sale to and vest in Landlord absolutely without any cost either by set-off, credit allowance or otherwise, and Landlord may retain, remove, sell, donate, destroy, store, discard, or otherwise dispose of all or any part of said personal property in any manner that Landlord shall choose;
     (ii) treat such failure or refusal as conclusive evidence, on which Landlord or any third party shall be entitled absolutely to rely and act, that Tenant has forever abandoned such personal property, and without accepting title thereto, Landlord may, remove, store, destroy, discard or otherwise dispose of all or any part thereof in any manner that Landlord shall choose without incurring liability to Tenant or to any other person. In no event shall Landlord ever become or accept or be charged with the duties of a bailee (either voluntary or involuntary) of any personal property, and the failure of Tenant to remove all personal property from the Premises and the Building shall forever bar Tenant from bringing any action or from asserting any liability against Landlord with respect to any such property which Tenant fails to remove. If Tenant shall fail or refuse to surrender possession of the Premises to Landlord on or before the above-specified date, Landlord may forthwith re-enter the Premises and repossess itself thereof as of its former estate and remove all persons and effects therefrom, using such force as may be permitted by law, without being guilty of any manner of trespass or forcible entry or detainer.
Article 19
Holding Over
     Landlord and Tenant recognize that Landlord’s damages resulting from Tenant’s failure to timely surrender possession of the Premises may be substantial, may exceed the amount of the Rent payable hereunder, and will be impossible to accurately measure. Accordingly, if possession of the Premises is not surrendered to Landlord upon the expiration of the Term or sooner termination of this Lease, Tenant shall pay to Landlord one hundred fifty percent (150%) of the Net Rent plus the rent adjustments then applicable for all or any portion of the first two months that Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and two hundred percent (200%) of the Net Rent plus the rent adjustments then applicable for all or any portion of each month thereafter that Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also shall pay all damages sustained by Landlord, whether direct or consequential, on account thereof, including, without limitation, any payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Premises (a “New Tenant”) in order to induce such New Tenant not to terminate its lease by reason of the holding over by Tenant, and the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding-over by Tenant, In addition, Tenant shall defend, indemnify and hold Landlord harmless against all claims for damages by a New Tenant. The provisions of this Article shall not operate as a waiver by Landlord of any right of re-entry hereinbefore provided.
Article 20
Costs, Expenses and Attorneys’ Fees
     In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall pay all reasonable costs, expenses and reasonable attorneys’ fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all reasonable costs, expenses and attorneys’ fees that may be incurred or paid by Landlord in enforcing any of Tenant’s covenants and agreements in this Lease. In case Tenant shall, without fault on its part, be made a party to any litigation commenced by or against Landlord, then Landlord shall pay all reasonable costs, expenses and reasonable attorneys’ fees incurred or paid by Tenant in connection with such litigation. Landlord shall also pay all reasonable costs, expenses and attorneys’ fees that may be incurred or paid by Tenant in enforcing any of Landlord’s covenants and agreements in this Lease.
Article 21
Compliance with Laws
     Tenant and Landlord shall operate the Premises and Building respectively in compliance with all applicable federal, state, and municipal laws, ordinances and regulations and shall not knowingly, directly or indirectly, make any use of the Premises or Building which is prohibited by any such laws, ordinances or regulations.
Article 22
Certain Rights Reserved By Landlord
     Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant’s use or possession or giving rise to any claim for set-off or abatement of rent:
     (i) To name the Building and to change the Building’s name or street address, provided that Landlord shall give Tenant sixty (60) days notice of such change and, in the event Landlord changes the Building’s street address, pay the cost of replacement stationery and business cards.
     (ii) To install, affix and maintain any and all signs on the exterior and interior of the Building.
     (iii) To designate and approve, prior to installation, all types of window shades, blinds, drapes, and other similar equipment, and to control all internal lighting that may be visible from the exterior of the Building.
     (iv) To designate, restrict and control all sources from which Tenant may obtain ice, drinking water, towels, toilet supplies, shoe shining, catering, food and beverages, or like or other services on the Premises, and, in general, to reserve to Landlord the exclusive right to designate, limit, restrict and control any business and any service in or to the Building and its tenants, provided Tenant may operate a kitchen or break room serving beverages.
     (v) On reasonable prior notice to Tenant, to show the Premises to prospective tenants at reasonable hours during the last twelve (12) months of the Term and, if vacated during such period to decorate, remodel, repair or otherwise prepare the Premises for re-occupancy without affecting Tenant’s obligation to pay rent.
     (vi) To retain at all times, and to use in appropriate Instances, keys to all doors within and into the Premises. No locks shall be changed without the prior written consent of Landlord.
     (vii) To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises, and, during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend Building services and facilities, all without abatement of rent or affecting any of Tenant’s obligations hereunder, so long as the Premises are reasonably accessible and the foregoing does not unreasonably interfere with the conduct of Tenant’s business in the Premises.
     (viii) To have and retain a paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber it.
     (ix) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.
     (x) To approve the weight, size and location of safes and other heavy equipment and bulky articles in and about the Premises and the Building (so as not to overload the floors of the Premises), and to require all such items and furniture and similar items to be moved into and out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Any damages done to the Building or Premises or to other tenants in the Building by taking in or putting out safes, furniture and other Items, or from overloading the floor in any way, shall be paid by Tenant. Furniture, boxes, merchandise or other bulky articles shall be transported within the Building only upon or by vehicles equipped with rubber tires and shall be carried only in the freight elevators and at such times as the management of the Building shall require. Movements of Tenant’s property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require permits before allowing any such property to be moved into or out of the Building.
     (xi) Except as otherwise provided in Article 4(A), to prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord, which permission will not be unreasonably withheld or delayed.
     (xii) To have access for Landlord and other tenants of the Building to any mail chutes located on the Premises according to the rules of the United States Post Office.

     (xiii) To change the arrangement or location of entrances, passageways, doors and doorways, corridors, stairs, toilets and other public service portions of the Building not contained within the Premises or any part thereof.
     (xiv) To close the Building after regular working hours and on Saturdays, Sundays and legal holidays subject, however, to Tenant’s right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves to Building personnel by registration or otherwise and that said persons establish their right to enter or leave the Building.
     Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant’s use or possession and without being liable in any manner to Tenant, provided Landlord does not unreasonably interfere with the conduct of Tenant’s business in the Premises.
Article 23
Estoppel
     Tenant shall from time to time upon not less than ten (10) business days prior request by Landlord deliver to Landlord, Mortgagee (as defined in Article 30), or any prospective purchaser of the Property a statement in writing certifying to Landlord and such parties as Landlord may designate (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease as modified is in full force and effect); (b) the dates to which the rent and other charges have been paid; (c) that, to the best of Tenant’s knowledge, neither Landlord nor Tenant is in default under any provision of this Lease, or, if in default, the nature thereof in detail; (d) that, to the best of Tenant’s knowledge, there are no offsets or defenses to the payment of Net Rent, additional rent or any other sums payable under this Lease or, if there are any such offsets or defenses, specifying such in detail; and (e) such other factual matters as Landlord may reasonably request. Tenant recognizes that Tenant’s failure to provide an estoppel certificate, that Tenant believes in good faith to be accurate, on a timely basis in satisfaction of the foregoing requirements and in satisfaction of all reasonable requests of the requesting party that are then consistent with commercial practice is a material inducement for Landlord to enter into this Lease.
Article 24
Rules and Regulations
     Tenant agrees to observe the reservations to Landlord in Article 22 hereof and agrees, for itself, its employees, agents, servants, clients, customers, invitees, licensees and guests to observe and comply at all times in all material respects with the rules and regulations set forth in Exhibit D attached hereto and made a part hereof, and with such reasonable modifications thereof and additions thereto as Landlord may from time-to-time make for the Building of which Tenant has been given written notice, and that failure to observe and comply with material rules and regulations after written notice shall constitute a default under Article 17(B) this Lease.
     Landlord reserves the right to make such other and further reasonable rules and regulations as in Landlord’s judgment may from time to time be needful for the safety, care and cleanliness of the Building and Premises and for the preservation of good order therein. Landlord shall enforce such rules and regulations in a nondiscriminatory fashion.
Article 25
Right to Shift Location of Premises
     Landlord may not relocate Tenant at any time prior to November 1, 2007. At any time on or after November 1, 2007, Landlord may, if Tenant does not then occupy at least seventy-five percent (75%) of the rentable square footage of the 27th floor, substitute for the Premises other premises (herein referred to as the “new premises”) provided the new premises shall be similar to the Premises in area and use for Tenant’s purposes. In addition:
     (A) Landlord shall pay the expense of Tenant for moving from the Premises to the new premises and improving the new premises so that they are substantially similar to, and constructed with materials of comparable quality to, the Premises, which shall not be located below the seventeenth floor of the Building, shall have similar sight lines to the Premises (i.e., the substitute premises will be located on the eastern face of the Building and occupy both the northeast and southeast corners of the Building), and shall be a similar distance to the elevators as the Premises;
     (B) Such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant
     (C) Neither the Net Rent due hereunder nor Tenant’s Proportionate Share of Ownership Taxes and Operating Expenses shall increase on account of such relocation; and
     (D) Landlord shall first give Tenant at least sixty (60) days’ notice before making such change.
Article 26
Assignment and Subletting
     (A) Tenant shall not, without the prior written consent of Landlord in each instance, which consent may be withheld in the sole and absolute discretion of Landlord, (i) convey, mortgage, pledge, hypothecate or encumber or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest hereunder,

(ii) allow to exist or occur any transfer of or lien upon this Lease or Tenant’s interest herein by operation of law, or (iii) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Article 4 of this Lease or by anyone other than Tenant and Tenant’s employees. Tenant shall not, without the prior written consent of Landlord, which consent will not be unreasonably withheld, (i) assign this Lease or any of Tenant’s rights hereunder, or (ii) sublet the Premises or any part thereof (such assignment or sublease is referred to in the Lease from time to time as a “Transfer”).
     (B) In the event Tenant intends to assign this Lease or sublease all or any portion of the Premises subsequent to the commencement of the Term of this Lease, if Tenant desires to obtain Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing, which notice shall include: (1) the proposed effective date (which shall not be less than thirty (30) nor more than one hundred eighty (180) days after Tenant’s notice), (2) if Tenant is proposing a sublease, the portion of the Premises to be sublet (herein called the “Subject Space”), (3) the terms of the proposed Transfer, the consideration for such Transfer, the name and address of the proposed sublessee or assignee (the “Transferee”), and a copy of all documentation pertaining to the proposed sublease or assignment, and (4) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information reasonably necessary to enable Landlord to determine the financial responsibility, character and reputation of the proposed Transferee, nature of such Transferee’s business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. Any sublease or assignment made without complying with this Article 26 shall, at Landlord’s option, be null, void and of no effect, or shall constitute a default under this Lease. Whether or not Landlord grants its consent, Tenant shall pay $750.00 towards Landlord’s review and processing expenses, as well as any reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord. If a proposed sublease is for less than all of the Premises, the space proposed to be subleased and the remaining portion of the Premises must each be a legally leasable unit in compliance with all applicable ordinances and codes).
     (C) Landlord will not unreasonably withhold its consent to any proposed sublease of the Subject Space or assignment of the Lease to the Transferee on the terms specified in Tenant’s notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed sublease or assignment where one or more of the following applies (without limitation as to other reasonable grounds for withholding consent): (1) the Transferee is of a character or reputation or engaged in a business that is not consistent with the quality of the Property, or would be a significantly less prestigious occupant of the Property than Tenant, (2) the Transferee intends to use the Subject Space for purposes that are not permitted under this Lease, (3) the Subject Space is not regular in shape with appropriate means of ingress and egress suitable for normal renting purposes, (4) the Transferee is either a government (or agency or instrumentality thereof), foreign embassy or other foreign entity or person having diplomatic immunity, (5) the proposed Transferee does not have a net worth that is at least equal to the net worth of Tenant as of the date of commencement of this Lease (as determined by reference to financial statements prepared by certified public accountants reasonably satisfactory to Landlord), or (6) Tenant is in default under the terms of this Lease, which default is continuing beyond the expiration of applicable grace or notice and cure periods, at the time that Tenant requests consent to the proposed sublease or assignment.
     (D) Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant’s notice of an assignment of this Lease or a sublease of all or substantially all of the Premises, to cancel this Lease, in which latter event the Net Rent and Tenant’s Proportionate Share of Operating Expenses and Ownership Taxes shall be adjusted on the basis of the number of square feet of rentable area of the Premises retained by Tenant, and this Lease as so amended shall continue thereafter in full force and effect. If Landlord wishes to exercise such option to cancel, Landlord shall, within twenty (20) days after Landlord’s receipt of such notice from Tenant, send to Tenant a notice so stating and in such notice Landlord shall specify the date as of which such cancellation is effective, which date shall be the date Tenant’s assignment or sublease is to be effective. Landlord shall endeavor, without obligation, to cancel this Lease (or the applicable portion of this Lease) on the date that Tenant intends its proposed sublease or assignment to take effect. Landlord’s notice of the exercise of the foregoing option to cancel all or any portion of the Premises demised by this Lease shall be null and void unless Landlord receives the written consent of Landlord’s Mortgagee to any such cancellation within the twenty (20) day period described above. Tenant’s notice given pursuant to this Article 26(D) shall state the name and address of the proposed subtenant or assignee, the proposed effective date of the assignment or sublease, and a true and complete copy of the proposed sublease or assignment and sufficient information to permit Landlord to determine the financial responsibility and character of the proposed subtenant or assignee shall be delivered to Landlord with said notice. If Landlord, upon receiving Tenant’s notice given pursuant to this Article 26(D), shall not exercise its right to cancel, Landlord will not unreasonably withhold its consent to Tenant’s assignment of this Lease or subletting the space covered by its notice. In each case, a subletting or assignment shall also be subject to the following conditions:
     (i) Tenant is not in default under the terms of this Lease beyond the expiration of notice and applicable cure periods;
     (ii) Tenant has fully complied with the provisions of this Article 26;
     (iii) If less than ninety-five percent (95%) of the rentable area of the Building is leased to tenants, the proposed Transferee shall not be a tenant or occupant of the Building;
     (iv) Tenant has furnished Landlord with copies of all documents relating to the sublease or assignment arrangement between Tenant and the proposed subtenant or assignee, including financial statements, if requested by Landlord; and

     (v) The proposed sublease or proposed assignment does not extend for a term beyond the initial Term of this Lease, nor does the sublease or assignment contain any options to extend or renew the term thereof beyond the initial Term of this Lease.
     Landlord will respond to Tenant’s request for approval within thirty (30) days after submission of all documents.
     (E) Tenant expressly covenants and agrees not to enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.
     (F) In the event Landlord consents to any such Transfer, and as a condition thereto, Tenant shall pay to Landlord fifty percent (50%) of all profit derived by Tenant from such assignment or subletting. For purposes of the foregoing, profit shall be deemed to include, but shall not be limited to, the amount paid or payable to Tenant, any corporations or other business entities which are controlled by, or are under common control with, Tenant (each a “Related Entity”), and any principal, officer, director and employee of Tenant or any Related Entity, to effect or to induce Tenant to enter into any such transaction, and the amount of all rent and other consideration of whatever nature payable by such assignee or sublessee in excess of the Net Rent, and rent adjustments, payable by Tenant under this Lease. In calculating profit or net consideration, no deduction will be allowed for any internal expenses (as opposed to out-of-pocket expenses) of Tenant or a Related Entity. If a part of the consideration for such assignment or subletting shall be payable other than in cash, the payment to Landlord of its share of such non-cash consideration shall be in such form as is satisfactory to Landlord.
     Tenant shall and hereby agrees that it will furnish to Landlord upon request from Landlord a certification from Tenant setting forth in detail the computation of all profit derived and to be derived from such assignment or subletting. Tenant agrees that Landlord or its authorized representatives shall be given access at all reasonable times to the books, records and papers of Tenant relating to any such assignment or subletting, and Landlord shall have the right to make copies thereof. The percentage of Tenant’s profit due Landlord hereunder shall be paid to Landlord within two (2) days of receipt by Tenant of all payments made from time to time by such assignee or sublessee to Tenant.
     (G) Any subletting or assignment hereunder shall not release or discharge Tenant of or from any liability, whether past, present or future, under this Lease, and Tenant shall continue fully liable thereunder. Any subtenant or assignee shall agree in a form satisfactory to Landlord to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet or assigned, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each such sublease or assignment and an agreement of compliance by each such subtenant or assignee. Tenant agrees to pay to Landlord, on demand, all reasonable out-of-pocket costs incurred by Landlord (including fees paid to consultants and attorneys) in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant. Any sale, assignment, mortgage, transfer, or subletting of this Lease which is not in compliance with the provisions of this Article shall be of no effect and void.
     (H) Notwithstanding anything to the contrary in this Article 26, Tenant may, upon not less than five (5) days prior written notice to Landlord, permit a Related Entity to sublet all or part of the Premises or receive an assignment of the Lease, provided that (i) Tenant shall not be in default under this Lease beyond the expiration of any notice and applicable cure periods, (ii) within a reasonable time after such subletting or assignment, as the case may be, Tenant furnishes Landlord with the name of any such Related Entity, together with a certification of Tenant, that such subtenant or assignee, as the case may be, is a Related Entity of Tenant and continues to remain such during the Term. Such subletting or assignment shall not relieve Tenant of any of Tenant’s liability or obligations under this Lease. Any transfer of all or substantially all of the shares of stock of Tenant by sale, assignment, operation of law or otherwise resulting in a change in the present control of such corporation by the person or persons owning a majority of such shares as of the date of this Lease shall be deemed to be an assignment within the meaning of this Article 26; provided, however, the conversion of Tenant from a closely-held corporation to a public corporation (i.e., a corporation whose stock is publicly held and traded through an exchange or over the counter) will not be deemed to be an assignment within the meaning of this Article 26. For the purposes hereof, “control” shall mean the power to directly or indirectly direct or cause the direction of the management or policies of such corporation or entity. In addition, Landlord’s consent shall not be required with respect to a Transfer resulting from transactions with a business entity into or with which Tenant is merged or consolidated or to which substantially all of Tenant’s assets are transferred so long as (i) such transfer was made for a legitimate independent business purpose and not for the purpose of transferring this Lease, (ii) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the net worth of Tenant immediately prior to such merger, consolidation or transfer, and (iii) proof reasonably satisfactory to Landlord or such net worth is delivered to Landlord at least ten (10) days prior to the effective date of any such transaction.
Article 27
Notice
     All notices, demands, approvals and consents which may or are required to be given by one party to the other under this Lease shall be in writing and shall be delivered personally or by a nationally-recognized air courier service. Notices for the parties shall be delivered to the following addresses or such other address or addresses as a party may specify in a notice to the other party, which notice must be given in accordance with the provisions of this Article 27. No party hereto may have more than two (2) notice addresses for such party.
To Landlord:
Zeller Management Corporation
401 North Michigan Avenue
Suite 250
Chicago, Illinois 60611
Attention: Paul M. Zeller
With a copy to:
Pircher, Nichols & Meeks
Suite 1050
900 North Michigan Avenue
Chicago, Illinois 60611
Attention: Real Estate Notices (EJML/JMV)
To Tenant:
Healthcare Services, Inc. (d/b/a Accretive Health)
401 North Michigan Avenue
27th Floor
Chicago, Illinois 60611
Attention: Mr. Greg Kazarian
With a copy to:
Katten Muchin Zavis Rosenman
525 West Monroe Street
Chicago, Illinois 60661
Attention: Janet H. Winningham, Esq.
Article 28
Intentionally Omitted

Article 29
Conveyance by Landlord
     In case Landlord or any successor owner of the Property or the Building shall convey or otherwise dispose of any portion thereof to another person, such other person shall in its own name thereupon be and become Landlord hereunder and shall assume fully in writing and be liable upon all liabilities and obligations of this Lease to be performed by Landlord which first arise after the date of conveyance, and such original Landlord or successor owner shall, from and after the date of conveyance, be free of all liabilities and obligations not then incurred.
Article 30
Subordination and Attornment
     Provided that Ground Lessor (as defined below) or Mortgagee (as defined below) executes and delivers a subordination, non-disturbance and attornment agreement (a “Subordination Agreement”) in substantially the form attached hereto as Exhibit E, the rights of Tenant under this Lease shall be and are subject and subordinate at all times to any lease (“Ground Lease”) to which Landlord is a party, now or hereafter in force against the Property and/or the Building, and to the lien of any mortgage or deed of trust (“Mortgage”) now or hereafter in force against any Ground Lease, the Property and/or the Building, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, amendments, consolidations, replacements and extensions thereof. Tenant shall have no right to approve or object to the creation of any such Ground Lease or Mortgage. This Article is self-operative and no further instrument of subordination shall be required. Any mortgagee or beneficiary (a “Mortgagee”) under a Mortgage may, however, elect to have this Lease be superior to its Mortgage. Upon request, Tenant shall (a) execute an agreement, in favor of Mortgagee, in substantially the form of the Subordination Agreement, confirming that this Lease is subordinate (or at a Mortgagee’s election, superior) to any Mortgage and containing such other terms as Mortgagee may reasonably request, and (b) execute any document reasonably requested of Tenant in favor of the holder (such holder, whether possessing a landlord’s or a tenant’s interest in the Ground Lease, is referred to herein as a “Ground Lessor”) of any Ground Lease interest confirming that this Lease is subordinate to any Ground Lease and containing such other terms as Ground Lessor may reasonably request. Tenant, at the option of any Mortgagee, will attorn to a Mortgagee or its successor in the event of a foreclosure sale or deed in lieu thereof pursuant to a Subordination Agreement in substantially the form attached hereto as Exhibit E. In the event that, under any Ground Lease, (a) the Ground Lessor acquires the Landlord’s interest in the Property and/or the Building, or (b) the Ground Lease is cancelled or merged into another estate, Tenant will, at the election of Ground Lessor, attorn to Ground Lessor (or its successor) and/or acknowledge the enforceability of this Lease notwithstanding any termination or merger of the Ground Lease. A Subordination Agreement delivered by any Mortgagee or Ground Lessee will be deemed to be substantially in the form of the Subordination Agreement attached hereto as Exhibit E if such agreement does not materially increase the obligations of Tenant as set forth in the attached form of Subordination Agreement or does not materially diminish the rights of Tenants as set forth in the attached form of Subordination Agreement.
Article 31
Brokers
     Tenant represents and warrants to Landlord that no broker or finder other than Colliers Bennett & Kahnweiler Inc. (“Tenant’s Broker”), has been engaged by it in connection with any of the transactions contemplated by this Lease or to its knowledge is in any way connected with any of such transactions. Landlord represents and warrants to Tenant that no broker or finder other than Zeller Management Corporation (“Landlord’s Broker”) has been engaged by it in connection with any of the transactions contemplated by this Lease or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker’s or finder’s fees or commissions in connection herewith by any person or entity other than Landlord’s Broker or Tenant’s Broker, then Landlord shall indemnify and defend Tenant from the same if it shall be based upon any statement or agreement alleged to have been made by Landlord, and Tenant shall indemnify and defend Landlord from the same if it shall be based upon any statement or agreement alleged to have been made by Tenant. The indemnification obligations under this Article 31 shall survive the closing of the transactions hereunder or the earlier termination of this Lease.
Article 32
Security Deposit
     (A) As additional security for the full and prompt performance by Tenant of all Tenant’s obligations hereunder, Tenant will, within thirty (30) days following the date of this Lease, establish an account (the “Cash Security Deposit Account”) into which Tenant shall deposit (and will during the Term, subject to the terms of this Article 32, maintain on deposit) an amount (the “Cash Security Deposit”) equal to Five Hundred Thousand Dollars ($500,000), which sum may be used, retained or applied, in whole or in part, by Landlord for the purpose of curing any default or defaults of Tenant under this Lease that are continuing beyond the expiration of applicable notice and cure periods. Tenant will open the Cash Security Deposit Account with Harris Bank or such other banking institution as may be reasonably acceptable to Landlord and Tenant (the “Bank”). The Cash Security Deposit will be held by the Bank pursuant to a pledged account agreement (the “Cash Security Deposit Account Agreement”) which shall be reasonably acceptable to Landlord, Tenant and the Bank, and which shall provide, among other things, that (i) the Cash Security Deposit Account shall be subject to the sole dominion, control and discretion of Landlord, its authorized agents or designees, including the Bank, subject to the terms hereof; and (ii) Tenant shall have no right of withdrawal with respect to the Cash Security Deposit Account except with the prior written consent of Landlord or as otherwise provided herein. If Tenant has not defaulted hereunder beyond the expiration of notice and applicable cure periods or if Landlord has not used, retained or applied the Cash Security Deposit to any defaults, then the Cash Security Deposit or any portion thereof not so applied by Landlord shall be paid in cash to Tenant as follows: (a) on November 1, 2006, Landlord will cause the Bank to release to Tenant one-third (1/3rd) of the Cash Security Deposit, (b) on November 1, 2007, Landlord will cause the Bank to release to Tenant one-third (1/3rd) of the Cash Security Deposit, and (c) on November 1, 2008, Landlord will cause the Bank to release to Tenant one-third (1/3rd) of the Cash Security Deposit (i.e., the balance of the Cash Security Deposit).
     (B) In lieu of depositing and maintaining the Cash Security Deposit in the Cash Security Deposit Account as provided in Article 32(A), Tenant may deposit with Landlord a letter of credit a security deposit (the “L/C Security Deposit”) in the form of a letter of credit in the initial amount of Five Hundred Thousand Dollars ($500,000) or the amount of the Cash Security Deposit then required to be deposited by Tenant with the Bank. The L/C Security Deposit will be a clean, unconditional, stand-by, irrevocable letter of credit, substantially in the form attached hereto as Exhibit F, issued by a federally insured national banking association located in Chicago, Illinois with a net worth in excess of $1,000,000,000 (One Billion Dollars) or otherwise reasonably acceptable to Landlord. If Tenant has not defaulted hereunder beyond the expiration of notice and applicable cure periods or if Landlord has not used, retained or applied the L/C Security Deposit to any defaults, then the L/C Security Deposit or any portion thereof not so applied by Landlord shall be reduced as follows: (a) on the first anniversary of the Commencement Date, Landlord will cause the L/C Security Deposit to be reduced by one-third (1/3rd), (b) on the second anniversary of the Commencement Date, Landlord will cause the L/C Security Deposit to be reduced by one-third (1/3rd), and (c) on the third anniversary of the Commencement Date, Landlord will cause the L/C Security Deposit to be reduced by one-third (1/3rd) (i.e., the L/C Security Deposit will be reduced to zero by delivery of same to Tenant). The L/C Security Deposit will have an expiration date no earlier than October 31, 2012 or will be renewed or replaced annually through October 31, 2012, in which event Tenant will submit to Landlord original amendments extending the expiration date of the letter of credit (or replacement letters of credit with extended expiration dates), on an annual basis no later than the date that is thirty (30) days prior to the expiration date of the letter of credit then in effect. Failure to so extend the expiration date of the letter of credit through October 31, 2012 in the foregoing manner shall not constitute a default under this Lease provided, however, that Landlord shall be entitled to draw down the letter of credit without notice to Tenant and to hold or apply the proceeds thereof as a Cash Security Deposit. The letter of credit shall be transferable more than one time by Landlord, at Landlord’s cost or expense.
     (C) The Cash Security Deposit or, if applicable, the L/C Security Deposit (collectively, the “Security Deposit”), will serve as security for the prompt, full and faithful performance by Tenant of the terms and provisions of this Lease. In the event that Tenant is in default and falls to cure within any applicable time permitted under this Lease, or in the event that Tenant owes any amounts to Landlord upon the expiration of this Lease, Landlord may use or apply the whole or any part of the Security Deposit for the payment of Tenant’s obligations hereunder. The use or application of the Security Deposit or any portion thereof shall not prevent Landlord from exercising any other right or remedy provided hereunder or under any Law and shall not be construed as liquidated damages. In the event the Security Deposit is reduced by such use or application, Tenant shall restore the Cash Security Deposit or the L/C Security Deposit to the then required amount of the Security Deposit within seven (7) business days after written notice. In the event of a sale or other transfer of the Property, Landlord shall have the right to transfer the L/C Security Deposit, the Cash Security Deposit (and its interest in the Cash Security Deposit Account) to its purchaser and Landlord shall thereupon be released by Tenant from all responsibility for the return of the Security Deposit, upon transferee’s assumption of Landlord’s obligations under this Lease, and Tenant shall look solely to such purchaser for the return of the Security Deposit. In the event of an assignment of this Lease by Tenant, the Security Deposit shall be deemed to be held by Landlord as a deposit made by the assignee, and Landlord shall have no further responsibility for the return of the Security Deposit to the assignor. Landlord shall have the right to assign its interest in the L/C Security Deposit, the Cash Security Deposit and the Cash Security Deposit Account to any mortgage lender for the Property, and Tenant shall cooperate with all reasonable requirements of the mortgage lender in connection with such assignment.
Article 33
Miscellaneous
     Landlord and Tenant further covenant with each other that:
     (A) All rights and remedies of Landlord and Tenant under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.
     (B) All payments becoming due under this Lease or under any work order or other agreement relating to the Premises shall be considered as rent, and if unpaid when due shall bear interest from such date until paid at the rate of five percent (5%) per annum in excess of the prime rate from time to time announced by The Wall Street Journal as the prime rate of interest (unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event such lesser rate shall be charged). Tenant shall pay, as additional Rent, a service charge equal to Two Hundred Fifty Dollars ($250), for bookkeeping and administrative expenses, if any monthly installment of Net Rent is not received within five (5) days of its due date.
     (C) The word “Tenant” wherever used herein shall be construed to mean Tenants in all cases where there is more than one Tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.
     (D) Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit, not only of Landlord and of Tenant, but also of their respective heirs, legal representatives, successors and assigns, provided this clause shall not permit any assignment contrary to the provisions of Article 26 hereof.
     (E) All of the representations and obligations of Landlord are contained herein, and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon Landlord unless in writing signed by Landlord or by a duly authorized agent of Landlord empowered by a written authority signed by Landlord. This Lease, including the exhibits attached hereto and the Work Letter, if any, constitutes the entire agreement between the parties hereto relative to the subject matter hereof. Any prior negotiations, correspondence or understandings relative to the subject matter hereof shall be deemed to be merged in this Agreement. This Lease may not be amended or modified except in writing, executed by each of the parties hereto.
     (F) Submission of this instrument for examination shall not bind Landlord in any manner, and no lease or obligation on Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant.
     (G) No rights to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.
     (H) Sectional headings in this Lease are solely for convenience of reference and shall not in any way limit or amplify the terms and provisions hereof.
     (I) The laws of the State of Illinois shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not offset or impair any other provision. If any provision of this Lease is capable of two constructions, one of which would render the provision invalid and the other of which would make the provision valid, then the provision shall have the meaning which renders it valid.
     (J) Landlord’s title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to commit or engage in any act which can, shall or may encumber the title of Landlord.
     (K) Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord’s election.
     (L) Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venture or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

     (M) Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant’s designation of such payments) to satisfy any obligations of Tenant hereunder, in such order and amounts, as Landlord in its sole discretion, may elect.
     (N) Each party hereby consents to the exclusive jurisdiction of any state or federal court located within the State of Illinois, waives personal service of any and all process upon it, consents to service of process by registered mall directed to it at the address stated in Article 27, and acknowledges that service so made shall be deemed to be completed upon actual delivery thereof (whether accepted or refused). In addition, each party consents and agrees that venue of any action instituted under this Lease shall be proper only in the State of Illinois, and each party hereby waives any objection to venue.
     (O) Every covenant, term, and provision of this Lease shall be construed simply according to its fair meaning and not strictly for or against any party (notwithstanding any rule of law requiring a lease or an agreement to be strictly construed against the drafting party).
     (P) EACH OF TENANT AND LANDLORD HEREBY WAIVES IRREVOCABLY THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING IN WHICH TENANT AND LANDLORD ARE PARTIES.
Article 34
Exculpation
     Any obligation of Landlord, or its agent, under or with respect to this Lease shall be enforceable only against and payable out of Landlord’s interest in the Building and Property and the rents, income, profits and proceeds therefrom (but only for so long as such rents, income, profits and proceeds therefrom are in the possession of Landlord). Tenant hereby agrees that neither Tenant nor any other person shall have or may assert any right, recourse or remedy to or against Landlord or its agent or any assets of Landlord other than the Building and Property and the rents, income, profits and proceeds therefrom (for so long as such rents, income, profits and proceeds therefrom are in the possession of Landlord). Tenant agrees to look solely to Landlord’s interest in the Building and Property and the rents, income, profits and proceeds therefrom (for so long as such rents, income, profits and proceeds therefrom are in the possession of Landlord) for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such Judgment or deficiency after execution thereon. The limitations of liability contained in this Article shall apply equally and inure to the benefit of Landlord’s present and future members, partners, beneficiaries, officers, directors, trustees, shareholders, advisors, managers, agents and employees, and their respective members, partners, beneficiaries, officers, directors, trustees, shareholders, advisors, managers, agents, employees, heirs, successors and assigns. Under no circumstances shall any present or future, direct or indirect member of Landlord (If Landlord is a limited liability company), general or limited partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner or member of Landlord is a trust) have any liability for the performance of Landlord’s obligations under this Lease.
Article 35
Covenant of Quiet Enjoyment
     So long as Tenant is not in default beyond the expiration of notice and applicable cure periods, Tenant shall, during the Term of this Lease, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof, free from hindrance by Landlord or any other person claiming by, through, or under Landlord.
Article 36
Tenant’s Option to Terminate
     (A) Tenant shall have and is hereby granted the option to terminate this Lease effective on November 1, 2010 by:
     (i) Delivering written notice to Landlord of Tenant’s exercise of such termination option not later than February 1, 2010; and
     (ii) Paying to Landlord of a termination fee equal to Two Hundred Fifty Thousand Dollars ($250,000), such termination fee to be payable in two (2) installments of One Hundred Twenty-Five Thousand Dollars ($125,000), the first installment to be paid concurrently with delivery of the termination notice and the second installment to be paid not later than thirty (30) days prior to the date of termination set forth in the notice of termination.
     (B) Tenant’s right to exercise the foregoing termination option is subject to strict compliance with the terms of Article 36(a) and is further subject to the condition that Tenant is not in default beyond the expiration of applicable notice and cure periods under any of the terms, covenants or conditions of this Lease at the time that Tenant notifies Landlord of the exercise of this termination option or upon the date on which termination is to be effective. Tenant shall deliver the Premises to Landlord on or before the effective termination date in accordance with the terms and conditions of this Lease as if such termination date were the original expiration date of this Lease. The option to terminate the Term of this Lease is personal to Healthcare Services, Inc., doing business as Accretive Health, and may not be exercised by or for the benefit of any party other than a Related Entity pursuant to Article 26 hereof.
Article 37
Tenant’s Option to Extend the Term
     (A) Tenant is hereby granted one (1) option to extend the Term for an additional period of five (5) years (the “Extension Period”), on the same terms and conditions in effect under this Lease immediately prior to the Extension Period, except that Tenant shall have no further right to extend after the Extension Period, and monthly Net Rent shall be 95% of the then Prevailing Rental Rate (as hereinafter defined). If Tenant exercises its option to extend, such extension shall apply to the entire Premises. The option to extend may be exercised only by giving Landlord irrevocable and unconditional written notice thereof (the “Extension Notice”) 270 days prior to the commencement of the Extension Period. Such exercise shall, at Landlord’s election, be null and void if Tenant is in default under this Lease beyond any applicable cure period at the date of such notice or at any time thereafter and prior to commencement of the Extension Period. Upon delivery of the Extension Notice, Tenant shall be irrevocably bound to lease the Premises for the Extension Period.
     (B) For purposes of this Article 37, “Prevailing Rental Rate” means the average per square foot rental rate per year for all renewal leases for renewal periods approximately as long as the Extension Period, executed by tenants for similar uses and lengths of time for similar multi-story buildings in the vicinity of the Property during the nine (9) months immediately prior to the date upon which such Prevailing Rental Rate is to become effective, where such renewal rates were not set by the terms of such leases. In all cases, such rates shall take into consideration the location, quality and age of the building, floor level, extent of leasehold improvements (existing or to be provided), rental abatements, lease takeovers/assumptions, parking charges, moving expenses and other concessions for the benefit of Tenant, term of lease, extent of services to be provided, distinction between “gross” and “net” lease, base year or amount allowed by Landlord for payment of building operating expenses (expense stop), and the time the particular rental rate under consideration became or is to become effective, and any other relevant term or condition. If, for any reason, the Prevailing Rental Rate has not been established by the commencement of the Extension Period, then, commencing with the first day of the Extension Period and continuing through the last day of the month in which the Prevailing Rental Rate is established, Tenant shall pay Net Rent at a rate equal to the Net Rent payable for the last year of the initial Term of this Lease. Upon the commencement of the obligation of Tenant to pay the Prevailing Rental Rate, (1) if the Prevailing Rental Rate is more than the Net Rent paid by Tenant for the period prior to determination of the Prevailing Rental Rate, Tenant will pay to Landlord the difference between the Net Rent paid by Tenant and the Prevailing Rental Rate for such period, and (2) if the Prevailing Rental Rate is less than the Net Rent paid by Tenant for the period prior to determination of the Prevailing Rental Rate, Landlord will pay to Tenant the excess of the Net Rent paid by Tenant for such period over the Prevailing Rental Rent for such period.
     (C) If Tenant shall fail to exercise the option herein provided in accordance with the provisions of this Article 37, such option shall terminate, and shall be null and void and of no further force and effect. Tenant’s exercise of such option shall not operate to cure any default by Tenant of any of the terms or provisions in this Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. If the Lease or Tenant’s right to possession of the Premises shall terminate in any manner whatsoever before Tenant shall exercise the option herein provided, then immediately upon such termination, the option herein granted to extend the Term shall simultaneously terminate and become null and void. Such option is personal to Healthcare Services, Inc., doing business as Accretive Health, and any Related Entity pursuant to Article 26. Under no circumstances whatsoever shall any person or entity other than Healthcare Services, Inc., d/b/a Accretive Health, or a Related Entity pursuant to Article 26, have any right to exercise the option to extend granted herein.
Article 38
Tenant’s Right of First Offer
     On each occasion that certain space located on the twenty-seventh (27th) floor of the Building and contiguous with the Premises becomes available for leasing by third parties at any time prior to the expiration or earlier termination of this Lease, Tenant shall have and is hereby granted the right to add such space to the Premises demised hereunder. Landlord shall notify Tenant in writing of the availability of such space and the rental terms upon which Landlord is prepared to offer such space to a third party in good faith. Landlord shall be “prepared to offer such space to a third party in good faith” when Landlord shall have delivered to such third party tenant Landlord’s second proposal of rental terms for the premises available for leasing. Tenant shall have ten (10) business days from receipt of such notice from Landlord within which to notify Landlord in writing of Tenant’s acceptance of such offer to add such space to the Premises on the terms and conditions set forth in Landlord’s notice to Tenant. In the event Tenant does not promptly so notify Landlord of its acceptance of such offer or thereafter promptly enter into a lease amendment which adds such space to the Premises, Landlord may thereafter lease such space to any other third party for net rental consideration at least ninety percent (90%) as great as the net rental consideration specified by Landlord in its notice to Tenant hereunder and Tenant shall have no further right or interest in such space. Notwithstanding anything in this Lease to the contrary, Tenant agrees to accept such space in an “as is” condition as existing on the date such space is to be added to the Premises, subject to any allowance that may be available as part of the rental package Tenant is to pay for such space.
Article 39
Expansion Option
     (A) Landlord hereby grants Tenant the option (the “Expansion Option”) to lease the Expansion Space (as defined below), on the same terms and conditions in effect under the Lease, including the payment of Rent. Tenant shall provide notice to Landlord of its desire to lease the Expansion Space not later than November 1, 2006 and occupy the expansion space on a date (the “Expansion Date”) that is not later than ninety (90) days following the delivery of notice of exercise of the Expansion Option. As of the Expansion Date, the Expansion Space shall be added to and become a part of the Premises demised under this Lease. The lease term of the Expansion Space will expire on the Expiration Date. This Expansion Option is personal to Tenant or to any assignee pursuant to a Permitted Transfer. The term “Expansion Space” means any rentable area located on the twenty-seventh floor and contiguous to the Premises (as configured on the Commencement Date).
     (B) Tenant’s right to exercise the Expansion Option is subject to the following terms and conditions:
          (i) Landlord will deliver the Expansion Space to Tenant on the Expansion Date. If Landlord is unable to deliver possession of the Expansion Space on the Expansion Date for any reason beyond Landlord’s reasonable control, Landlord will not be subject to any liability, nor will the validity of this Lease or the obligations of Tenant hereunder be thereby affected. In such event, Rent with respect to the Expansion Space will be abated until Landlord legally delivers the same to Tenant, as Tenant’s sole recourse.
          (ii) Tenant’s exercise of the Expansion Option will not operate to cure any default by Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. If the Lease or Tenant’s right to possession of the Premises will terminate in any manner whatsoever before Tenant exercises the Expansion Option, or if Tenant has subleased or assigned all or any portion of the Premises (other than pursuant to a Permitted Transfer), then immediately upon such termination, sublease or assignment, the Expansion Option, as the case may be, shall simultaneously terminate and become null and void.
          (iii) The Expansion Space will be leased in its then existing, “as-is” condition and otherwise on the terms and conditions of this Lease, except (a) the rentable area of the Premises will be increased as of the Expansion Date by the rentable area of the Expansion Space, (b) Tenant’s Proportionate Share will be increased as of the Expansion Date to reflect the addition of the Expansion Space to the Premises, (c) Tenant’s Net Rent will be increased as of the Expansion Date to reflect the addition of the Expansion Space to the Premises, (d) Landlord will remove the internal stairway in the Expansion Premises and will replace the floor in the stairwell opening of the Expansion Premises, and (e) Landlord shall provide Tenant with the Landlord’s Expansion Space Contribution (as defined below) which Tenant may utilize to improve the Expansion Space in accordance with the terms of this Lease (including, but not limited to Article 9 hereof). For purposes of this subparagraph (B)(iii), “Landlord’s Expansion Space Contribution” shall mean an amount equal to $50.00 per square foot of rentable area of the Expansion Space, multiplied by a fraction, the numerator of which is the number of months remaining in the Term as of the Expansion Date, and the denominator of which is eighty-four (84). By way of example only, if the Expansion Space contains 5,000 square feet of rentable area, and 72 months remain in the Term as of the Expansion Date, Landlord’s Expansion Space Contribution would be $214,285.71 [(5,000 x $50.00) x (72/84) = $214,285.71]).
          (iv) Notwithstanding subparagraph (B)(iii) of this Article 39, and provided Tenant is not then in default beyond the expiration of notice and applicable cure periods under this Lease, Tenant’s obligation to pay Rent with respect to such Expansion Space accruing during the Expansion Gross Abatement Period (as defined below) shall be abated. Such abatement shall apply solely to the payment of the monthly installments of Net Rent and Tenant’s Proportionate Share of Ownership Taxes and Operating Expenses with respect to the Expansion Space, and shall not be applicable to any other charges, expenses or costs payable by Tenant under this Lease. In the event of Tenant’s default under this Lease beyond any applicable notice and cure periods during the Expansion Gross Abatement Period, Tenant shall pay to Landlord, without any prior demand therefor, the Net Rent and Tenant’s Proportionate Share of Ownership Taxes and Operating Expenses with respect to the Expansion Space for the Expansion Gross Abatement Period, adjusted on a per diem basis from the date Tenant is in default beyond the expiration of applicable notice and cure periods hereunder until such default is cured. For purposes of this subparagraph (B)(iv), “Expansion Gross Abatement Period” shall mean a period commencing on the Expansion Date and continuing for a period equal to the number of calendar months or portions thereof remaining in the Term as of the Expansion Date, multiplied by a factor of one-twenty-first (1/21st). By way of example only, if seventy-two (72) calendar months remain in the Term as of the Expansion Date, the Expansion Gross Abatement Period would be three and forty-three one-hundredths (3.43) months [1/21 x 72 = 3.43]).
[The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first above written.

LANDLORD: ZELLER MANAGEMENT CORPORATION, an Illinois corporation, not personally, but solely in its capacity as agent for owner
By:	/s/ Reuben C. Warshawsky
Its: Chief Operating Officer

TENANT: HEALTHCARE SERVICES, INC., a Delaware corporation, d/b/a Accretive Health
By:	/s/ Greg Kazarian
Its: General Counsel

CERTIFICATE
     I, Greg Kazarian, Secretary of Healthcare Services, Inc., d/b/a Accretive Health, the Tenant under the foregoing Lease, hereby certify that the officer(s) executing the foregoing Lease on behalf of Tenant was/were duly authorized to act in his/their capacities as Senior Vice President and General Counsel, and his/their action(s) are the action of Tenant.
(Corporate Seal)

/s/ Greg Kazarian
Secretary

EXHIBIT A
The Premises

10
11
12
13
14
15
M
L
K
J
OFFICE
OPEN OFFICE
CONFERENCE
COATS
RECEPTION
ROOM
CORRIDOR
COPY PANTRY
LOBBY
LUNCH ROOM
N.I.C

North

Floor Plan - 27th Floor

EXHIBIT B
HVAC Standards
     Heating, ventilating and air conditioning equipment in the Building shall be capable of maintaining the following interior conditions when the following maximum outside conditions exist, subject to the conditions set forth in Article 5 of this Lease:

Inside Conditions	Outside Conditions

78° F (dry bulb)	up to 95° F (dry bulb) up to 75° F (wet bulb)

72° F	down to -2° F
65° F	down to -10°F

Occupant Load	1 person per 100 sq. ft. (usable)

Equipment & Lighting Load	3.0 watts per sq. ft. (usable)

1

EXHIBIT C
Work Letter

1

EXHIBIT C
WORK LETTER
     The terms used herein shall have the meanings ascribed to them in the Lease, unless otherwise stated herein. Landlord and Tenant agree that their respective rights and obligations in reference to the construction of the leasehold improvements to the Premises (the “Tenant Finish Improvements”) shall be as follows:
     1. Work. Tenant, at its sole cost and expense, shall perform, or cause to be performed, the work (the “Work”) in the Premises provided for in the Approved Plans (as defined in Paragraph 2 hereof). Subject to Tenant’s satisfaction of the conditions specified in this Work Letter, Tenant shall be entitled to Landlord’s Contribution (as defined in Paragraph 8(b) below).
     2. Pre-Construction Activities.
           (a) Landlord has approved Reed Illinois Corporation (“RIC”) as the prime contractor responsible for performing the Tenant Finish Improvements. RIC and the other subcontractors, suppliers and materialmen to be engaged by Tenant for the Work are individually identified as a “Tenant’s Contractor” and are collectively identified herein as “Tenant’s Contractors.”
          (b) Tenant has submitted, and Landlord has approved
               (i) a detailed critical path construction schedule containing the major components of the Work and the time required for each, including the scheduled commencement date of construction of the work, milestone dates and the estimated date of completion of construction,
               (ii) An itemized statement of estimated construction cost, including fees for permits and architectural and engineering fees, and
               (iii) The Approved Plans (as hereinafter defined) for the Work.
Tenant will update such information and items by notice to Landlord of any changes.
          (c) Prior to the commencement of the Work, Tenant will deliver to Landlord (i) certified copies of insurance policies or certificates of insurance as hereinafter described, and (ii) a list of Tenant’s Contractors that shall be performing any portion of the Tenant Finish Work. Tenant shall not permit Tenant’s Contractors to commence the Work until the required insurance has been obtained and certified copies of policies or certificates have been delivered to Landlord. As used herein, the term “Approved Plans” means the full and detailed architectural and engineering plans and specifications (the “Plans”) covering the Work, which are described in Attachment C-1. Tenant may contract with McGuire Engineers for electrical, HVAC, and sprinkler drawings. The Approved Plans shall be subject to all local governmental authorities requiring approval of the Work and/or the Approved Plans. Landlord’s approval of the Approved Plans shall in no way be deemed to be (i) an acceptance or approval of any element therein contained which is in violation of any applicable laws, ordinances, regulations or other governmental requirements, or (ii) an assurance that work done pursuant to the Approved Plans will comply with all applicable laws (or with the interpretations thereof) or satisfy Tenant’s objectives and needs.
          (d) No Work shall be undertaken or commenced by Tenant in the Premises until (i) Tenant has delivered, and Landlord has approved, the insurance materials and Tenant’s Contractors (other than RIC) as described in Paragraph 2(b) above, (ii) Tenant has obtained all necessary building permits, and (iii) proper provision has been made by Tenant for payment in full of the cost of the Work.
     3. Delays. In the event Tenant fails to deliver or deliver in sufficient and accurate detail the information required under Paragraph 2(d) above, or in the event Tenant, for any reason, fails to complete the Work on or before the Commencement Date, Tenant shall be responsible for Rent and all other obligations set forth in the Lease from the Commencement Date regardless of the degree of completion of the Work on such date, and no such delay in completion of the Work shall relieve Tenant of any of its obligations under the Lease.
     4. Charges and Fees. Tenant shall reimburse Landlord for its out-of-pocket costs and expenses associated with review of the Plans and coordination of the Work.
     5. Change Orders. All changes to the Approved Plans requested by Tenant must be approved by Landlord in advance of the implementation of such changes as part of the Work. All delays caused by Tenant-initiated change orders, including, without limitation, any stoppage of the Work during the change order review process, are solely the responsibility of Tenant and shall cause no delay in the Commencement Date or the Rent and other obligations therein set forth. All increases in the cost of the Work resulting from such change orders shall be borne by Tenant.
     6. Standards of Design and Construction and Conditions of Tenant’s Performance. All Work done in or upon the Premises by Tenant shall be done according to the standards set forth in this Paragraph 6, except as the same may be modified in the Approved Plans.
          (a) Tenant’s Approved Plans and all design and construction of the Work shall comply with all applicable statutes, ordinances, regulations, laws, codes and industry standards, including, but not limited to, requirements of Landlord’s fire insurance underwriters.
          (b) Tenant shall, at its sole cost and expense, obtain all required building permits and occupancy permits. Tenant’s failure to obtain such permits shall not cause a delay in the Commencement Date or the obligation to pay Rent or any other obligations set forth in the Lease.

          (c) Tenant’s Contractors shall be licensed contractors, possessing good labor relations, capable of performing quality workmanship and working in harmony with Landlord’s contractors and subcontractors and with other contractors and subcontractors in the Building. All of the Work shall be coordinated with any other construction or other work in the Building in order not to adversely affect construction work being performed by or for Landlord or its tenants.
          (d) Landlord shall have the right, but not the obligation, to perform, on behalf of and for the account of Tenant, subject to reimbursement by Tenant, any work which pertains to patching of the Work and other work in the Building that arises as a result of the performance of the Work.
          (e) Tenant shall use only new, first-class materials in the Work, except where explicitly shown in the Approved Plans. All Work shall be done in a good and workmanlike manner. Tenant shall obtain contractors’ warranties of at least one (1) year duration from the completion of the Work against defects in workmanship and materials on all work performed and equipment installed in the Premises as part of the Work.
          (f) Tenant and Tenant’s Contractors shall make all efforts and take all steps appropriate to assure that all construction activities undertaken comport with the reasonable expectations of all tenants and other occupants of a fully-occupied (or substantially fully occupied) first-class office building and do not unreasonably interfere with the operation of the Building or with other tenants and occupants of the Building. In any event, Tenant shall comply with all reasonable rules and regulations existing from time to time at the Building. Tenant and Tenant’s Contractors shall take all precautionary steps to minimize dust, noise and construction traffic, and to protect their facilities and the facilities of others affected by the Work and to properly police same. Construction equipment and materials are to be kept within the Premises and delivery and loading of equipment and materials shall be done at such locations and at such time as Landlord shall reasonably direct so as not to burden the construction or operation of the Building. Tenant may perform Work during business hours and shall not be required to use overtime labor, subject to the construction rules and regulations attached as Attachment C-2 to this Work Letter. If and as required by Landlord, the Premises shall be sealed off from the balance of the office space on the floor(s) containing the Premises so as to minimize the dispersement of dirt, debris and noise.
          (g) Landlord shall have the right to order Tenant or any of Tenant’s Contractors who violate the requirements Imposed on Tenant or Tenant’s Contractors in performing work to cease work and remove its equipment and employees from the Building. No such action by Landlord shall delay the commencement of the Lease or the obligation to pay Rent or any other obligations therein set forth.
          (h) Tenant shall not be charged for building standard HVAC service or use of loading dock or freight elevators during normal business hours on a non-exclusive use basis, however all material deliveries shall be made during off hours which there will be a fee for overtime use of the freight elevator. Tenant shall apply and pay for all utility meters required. Tenant shall pay for all support services provided by Landlord’s contractors at Tenant’s request or at Landlord’s discretion resulting from breaches or defaults by Tenant under this Work Letter. All use of freight elevators is subject to scheduling by Landlord and the rules and regulations of the Building as outlined in Exhibit D to the Lease. Tenant shall arrange and pay for removal of construction debris and shall not place debris in the Building’s waste containers. If required by Landlord, Tenant shall sort and separate its waste and debris for recycling and/or environmental law compliance purposes.
          (i) Tenant shall permit access to the Premises, and the Work shall be subject to inspection, by Landlord and Landlord’s architects, engineers, contractors and other representatives, at all reasonable times during the period in which the Work is being constructed and installed and following completion of the Work, subject to the safety requirements of Tenant’s Contractors.
          (j) Tenant shall proceed with the Work expeditiously, continuously and efficiently. Tenant shall notify Landlord upon completion of the Work and shall furnish Landlord and Landlord’s title insurance company with such further documentation as may be necessary under Paragraphs 8 and 9 below.
          (k) Tenant shall have no authority to deviate from the Approved Plans in performance of the Work, except as authorized by Landlord and its designated representative in writing. Tenant shall furnish to Landlord “as-built” drawings of the Work within thirty (30) days after completion of the Work as required in Work Letter Attachment C-1.
          (l) Landlord shall have the right to run utility lines, pipes, conduits, duct work and component parts of all mechanical and electrical systems where necessary or desirable through the Premises, to repair, alter, replace or remove the same, and to require Tenant to install and maintain proper access panels thereto as shown in the Approved Plans. However, Tenant will be constructing an open office space with exposed structure and mechanical duct work. Therefore, any such facilities which Landlord elects to run through the Premises must be treated in the same aesthetic manner as the Premises, and Tenant shall have the right to approve and coordinate location of any such facilities.
          (m) Tenant shall impose on and enforce all applicable terms of this Work Letter Agreement against Tenant’s architect and Tenant’s Contractors.
     7. Insurance and Indemnification.
          (a) In addition to any insurance which may be required under the Lease, Tenant shall secure, pay for and maintain or cause Tenant’s Contractors to secure, pay for and maintain during the continuance of the Work, insurance in the following minimum coverages and the following minimum limits of liability:
               (i) Worker’s Compensation and Employer’s Liability Insurance with limits of not less than $500,000.00, or such higher amounts as may be required from time to time by any Employee Benefit Acts or other statutes applicable where the Work is to be performed, and in any event sufficient to protect Tenant’s Contractors from liability under the aforementioned acts.
               (ii) Comprehensive General Liability Insurance (including Contractors’ Protective Liability) in an amount not less than $1,000,000.00 per occurrence, whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof with a minimum aggregate limit of 1,000,000.00 and with umbrella coverage with limits not less than $2,000,000.00. Such insurance shall provide for explosion and collapse, completed operations coverage and broad form blanket contractual liability coverage and shall insure Tenant’s Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant’s Contractors or by anyone directly or indirectly employed by any of them.
               (iii) Comprehensive Automobile Liability Insurance, including the ownership, maintenance and operation of any automotive equipment, owned, hired, or non-owned in an amount not less than $500,000.00 for each person in one accident, and $1,000,000.00 for injuries sustained by two or more persons in any one accident and property damage liability in an amount not less than $1,000,000.00 for each accident. Such insurance shall insure Tenant’s Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant’s Contractors, or by anyone directly or indirectly employed by any of them.
               (iv) “All-risk” builder’s risk insurance upon the entire Work to the full insurable value thereof. This insurance shall include the interests of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in the Work and shall insure against the perils of fire and extended coverage and shall include “all-risk” builder’s insurance for physical loss or damage including, without duplication of coverage, vandalism and malicious mischief. If portions of the Work are stored off the site of the Building or in transit to the site are not covered under “all-risk” builder’s risk insurance, then Tenant shall effect and maintain similar property insurance on such portions of the Work. Any loss insured under the “all-risk” builder’s risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord, as trustee for the insured parties, as their interests may appear.
All liability policies (except the worker’s compensation policy) shall be endorsed to include as additional insured parties the parties listed on, or required by, the Lease, and such additional persons as Landlord may designate in Work Letter Attachment C-1. The waiver of subrogation provisions contained in the Lease shall apply to all policies of property insurance to be obtained by Tenant pursuant to this paragraph. The insurance policy endorsements shall also provide that all additional insured parties shall be given thirty (30) days’ prior written notice of any reduction, cancellation for non-renewal of coverage (except that ten (10)

days’ notice shall be sufficient in the case of cancellation for non-payment of premium) and shall provide that the insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried Independently by any additional insured parties. Additionally, where applicable, each policy shall contain a cross-liability and severability of interest clause.
          (b) Without limitation of the indemnification provisions contained in the Lease, to the fullest extent permitted by law Tenant agrees to indemnify, protect, defend and hold harmless Landlord; the parties listed, or required by, the Lease to be named as additional insured parties, Landlord’s contractors, Landlord’s architects, and their respective beneficiaries, partners, directors, officers, employees and agents, from and against all claims, liabilities, losses, damages and expenses of whatever nature arising out of or in connection with the Work or the entry of Tenant or Tenant’s Contractors into the Building and the Premises, including without limitation, mechanic’s liens, the cost of any repairs to the Premises or Building necessitated by activities of Tenant or Tenant’s Contractors, subject to the other provisions of this Lease, bodily injury to persons or damage to the property of Tenant, its employees, agents, invitees, licensees or others, except where due to Landlord’s negligence. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same or any other indemnity or insurance provision of the Lease.
     8.  Landlord’s Contribution; Excess Amounts. Upon completion of the Work, Tenant shall furnish Landlord with full and final waivers of liens and contractors’ affidavits and statements, in such form as may be required by Landlord, Landlord’s title Insurance company and Landlord’s lender, if any, from all parties performing labor or supplying materials or services in connection with the Work showing that all of the parties have been compensated in full and waiving all liens in connection with the Premises and Building. Tenant shall submit to Landlord a detailed breakdown of Tenant’s total construction costs, together with such evidence of payment as is reasonably satisfactory to Landlord.
     As the Work progresses, Landlord shall make a dollar contribution in the amount of Five Hundred Twenty-Eight Thousand Fifty and No/100 Dollars ($528,050.00) (“Landlord’s Contribution”) (which is $50.00 per square foot of Rentable Area of the Premises) for application to the extent thereof to the cost of the Work (which amount shall include costs and supervisory fees owed by Tenant to Landlord pursuant to this Work Letter). Distribution of funds is further defined in Paragraph 9 of this Work Letter. If the cost of the Work exceeds Landlord’s Contribution, Tenant shall have sole responsibility for the payment of such excess cost. If the cost of the Work is less than Landlord’s Contribution, Landlord shall refund such excess amount to Tenant. Landlord may deduct from Landlord’s Contribution any amounts due to Landlord or its architects or engineers under this Work Letter before disbursing any other portion of Landlord’s Contribution.
     9. Construction Payments. Landlord will pay Landlord’s Contribution by paying Tenant’s Contractors as the Work progresses. Landlord will make payments directly to Tenant’s Contractors upon receipt by Landlord of lien waivers and sworn statements from Tenant’s Contractors and other applicable parties and, if determined by Landlord to be necessary or appropriate, upon a title Insurance company’s willingness to issue title insurance over mechanic’s liens relating to Tenant’s Contractors and the Work to the date of each draw. Landlord will endeavor to pay Tenant’s Contractors within thirty (30) days of delivery of each draw request and pertinent documentation as described herein. The application for payment must be representative of work in place. Whether or not Landlord’s Contribution has been paid in full, with respect to all requests for payment submitted by Tenant’s Contractors, Tenant will furnish to Landlord such contractor’s affidavits, tenant (owner) statements, partial and final waivers of lien, architect’s certificates and any additional documentation (including, without limitation, contractor personal undertakings) which may be requested by Landlord. If Tenant satisfies the conditions for payment set forth in this Work Letter and Tenant is not in default under the Lease beyond the expiration of applicable grace or notice and cure periods and Landlord wrongfully fails or refuses to pay Landlord’s Contribution as set forth herein, Tenant may offset against the Rent next due under the Lease the amount of Landlord’s Contribution that Landlord has improperly failed or refused to fund.
     10. Miscellaneous.
          (a) As part of Building-standard work, the cost of which will not be paid with Landlord’s Contribution, Landlord will repair and replace any damaged or missing perimeter induction covers and install drywall around the perimeter curtain wall and interior structural columns. Subject to a determination by Landlord and Tenant, in their reasonable judgment, as to the responsibility for and the cost of re-locating existing hose connection cabinets to a location outside the Premises, Tenant and Landlord will arrange for such re-location.
          (b) If Tenant desires that Landlord construct the common areas of the 27th floor with materials, the costs of which exceed the costs of Building-standard materials, and Tenant provides Landlord with plans for such common areas, which plans are reasonably approved by Landlord, Landlord will permit Tenant to construct the common areas of the 27th floor pursuant to such approved plans, and Tenant will pay the cost of such non-Building-standard materials to the extent that the costs thereof exceed the costs of Building-standard materials in the common areas. Landlord will maintain the non-Building-standard common areas as part of its Building maintenance provided that Tenant pays, as and when billed by Landlord, the costs of such maintenance to the extent that they exceed the costs of maintaining Building-standard materials in these common areas.
          (c) If the Plans for the Work require the construction and installation of more fire hose cabinets or telephone/electrical closets than the number regularly provided by Landlord in the core of the Building in which the Premises are located, Tenant agrees to pay all costs and expenses arising from the construction and installation of such additional fire hose cabinets or telephone/electrical closets.
          (d) Time is of the essence of this Work Letter.

          (e) Any person signing this Work Letter on behalf of Landlord and Tenant warrants and represents that such person has authority to sign and deliver this Work Letter and bind the party on behalf of which it has been signed.
          (f) Tenant’s failure to pay any amounts owed by Tenant hereunder when due or Tenant’s failure to perform its obligations hereunder shall also constitute a default under the Lease after expiration of applicable cure periods under the Lease and Landlord shall have all the rights and remedies granted to Landlord under the Lease for nonpayment of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder (including any right to perform such obligations as may be permitted under the Lease.
          (g) Notices under this Work Letter shall be given in the same manner as under the Lease.
          (h) The liability of Landlord hereunder or under any amendment hereto or any instrument or document executed in connection herewith (including, without limitation, the Lease) shall be subject to the limitations of liability set forth in the Lease.
          (i) The headings set forth herein are for convenience only.
          (j) This Work Letter sets forth the entire agreement of Tenant and Landlord regarding the Work. This Work Letter may only be amended if in writing, duly executed by both Landlord and Tenant.
          (k) All amounts due from Tenant hereunder shall be deemed to be Rent due under the Lease.
     11. On-Site Project Manager.
Tenant shall appoint a person who may be either an employee or a third party consultant to represent Tenant in performing daily supervision of the Work. Such person shall be familiar with all rules and regulations and procedures of the Building and all personnel of the Building engaged directly or indirectly in the management, operation and construction of the Building and shall serve as a liaison between Landlord and Tenant with respect to the Work. The entire cost and expense of the on-site supervisor shall be borne and paid for by Tenant (subject to Tenant’s right to use all or any part of Landlord’s Contribution to reimburse Tenant for the same).

     IN WITNESS WHEREOF, this Work Letter Agreement is executed as of this 4th day of May, 2005.

LANDLORD: ZELLER MANAGEMENT CORPORATION, an Illinois corporation, not personally, but solely in Its capacity as agent for owner
By:	/s/ Reuben C. Warshawsky
Its: Chief Operating Officer

TENANT: HEALTHCARE SERVICES, INC., a Delaware corporation, d/b/a Accretive Health
By:	/s/ Greg Kazarian
Its: Senior Vice President and General Counsel

WORK LETTER ATTACHMENT C-1
     1. With reference to Paragraph 2(b), the provisions for submittal of the Plans are listed below;
          (a) The architectural drawings for the Work shall include a demolition plan and dimensioned construction plan indicating wall locations and types, door locations and types including hardware and keying requirements, carpentry and millwork requirements and similar work. The drawings shall reflect the use of building standard construction to the greatest reasonable extent possible; where nonstandard materials are used, drawings shall include elevations, material specifications, and all other information reasonably required to define the scope of the Work. The architectural drawings shall include a reflected ceiling plan showing all relocated and new light fixtures, speaker and other special systems, required modifications and repairs to existing ceiling system, if any and if required, and nonstandard ceiling scope and details; the drawings submitted for Landlord review and approval shall include a circuited design/build drawing prepared by the electrical subcontractor based on the reflected ceiling plan. The architectural drawings shall include a dimensional electrical/telephone plan reflecting all special circuiting, power conditioning, grounding and other power requirements and specific requirements for rough-in for tenant-installed voice/data cabling systems; the drawings submitted for Landlord review and approval shall include a circuited design/build drawing prepared by the electrical subcontractor based on the electrical/telephone plan. The architectural drawings shall include a wall and floor finish plan with specifications. Tenant may retain such architectural firm as it chooses to prepare the drawings and specifications provided that such firm shall be reasonably acceptable to the Landlord.
          (b) If the Tenant desires to install movable filing systems, safes, or equipment other than normal and customary office equipment, floor loading requirements associated with the Tenant’s proposed installation shall be reviewed by Landlord’s designated structural engineer and a letter submitted indicating that the tenant loading requirements are within the building structural design criteria or describing (and including structural drawings and specifications for) any required modifications to the base building structure.
          (c) Any and all necessary modifications to existing equipment and installations, both base building and other tenant equipment, shall be the responsibility of the Tenant.
          (d) Upon completion of the Work, the Tenant shall provide three sets of as-built, field record drawings prepared by its architect and three sets of as-built drawings prepared by the mechanical and electrical subcontractors. If Landlord requests that such drawings be prepared upon a CAD disk and Tenant must bear an extra cost associated with a CAD disk, then Landlord will pay the cost of same.
     2. With regard to Paragraph 7, liability insurance policies shall be endorsed to include the following additional insured parties, with evidence of such insurance
Work Letter Attachment C-1

provided in accordance with Paragraph 2: Landlord; Zeller-401 Michigan, LLC; LaSalle Bank, N.A., not personally but solely as Trustee under Trust Agreement dated November 27, 2001 and known as Trust No. 128497; Zeller Management Corporation (Managing Agent); Zeller Development Corporation (Development Manager); Zeller Realty Corporation (Affiliate); and Teachers Insurance and Annuity Association of America.
Work Letter Attachment C-1

WORK LETTER ATTACHMENT C-2
CONTRACTOR GUIDELINES
[Please see attached.]
Work Letter Attachment C-2

CONTRACTOR & VENDOR GUIDELINES

401 N. Michigan Avenue
PROJECT DIRECTORY
Landlord/Building Manager
Zeller Management Corporation
401 N. Michigan Avenue, Suite 250
Chicago, IL 60611
(312) 329-1275 Main
(312) 329-2443 Fax

Construction	Title	Phone
Eric Taylor	Senior Project Manager	640-7617
Jan Goldsmith	Senior Vice President	640-7602
Fax		346-7699

Management
Derrick Johnson	General Manager	595-2450

Engineering
Kurt Anderson	Chief Engineer/Asbestos Program Manager	595-2261
John Burke	Assistant Chief Engineer	229-8862
Fax		329-0118

Security
Steve Walter	Director of Security	595-2263
NOTE: For purposes of obtaining building permits, submitting lien waivers, contractual documentation or proposals, tenant contractors working in the Building are requested to use the following information;
1.	Owner of the Building: Zeller-401, LLC

2.	Permanent Real Estate Tax Index Number: 36-4466530

Building Hours of Operation

Business Hours:	Monday — Friday	8:00 a.m.—6:00 p.m.
After Hours:	Monday — Friday	6:00 p.m.—8:00 a.m.
	Saturday, Sunday and Holidays	24 hours
Loading Dock Hours:	Monday — Friday	6:00 a.m,—5:30 p.m,
	Saturday, Sunday and Holidays	CLOSED
Freight Service Hours:	Monday — Friday	6:00 a.m.—5:30 p.m
	Saturday, Sunday and Holidays	CLOSED

Building Holidays

New Years Day	Memorial Day	Independence Day
Labor Day	Thanksgiving Day	Christmas Day
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401 N. Michigan Avenue
PROJECT DIRECTORY
Landlord’s Architect
Hydzik Schade Associates, Ltd.
135 S. LaSalle Street
Chicago, IL 60603
(312) 230-9366
Contact: Brent Saiki

Landlord’s MEP Engineers
McGuire Engineers
300 S. Riverside Plaza
Chicago, IL 60606
(312) 876-9240
Contact:

Riser Manager
Infrastructure Management Group
150 S. Wacker Drive, Suite 2420
Chicago, IL 60606
(312) 423-7700
Contact: Jeff Schelinski

Locksmith
Chicago Locksmith Service, Inc.
70 W. Hubbard St.
Chicago, IL 60610
(312) 836-6000
Contact: Steve Mytko

Life Safety
Convergint Technologies
1094 Johnson Drive
Buffalo Grove, IL 60089
(847) 620-5000
Contact: Roger Veldhuizen

Landlord’s Structural Engineer
W.F. Fortuna Ltd
1420 Ridge Road
Highland Park, IL 60035
(847) 579-8320

Landlord’s Air Test and Balance
Competitive Piping Systems, Inc.
141 W. Jackson Blvd, Suite A-30
Chicago, IL 60604-3001
(312) 322-1900
Contact: Tom Muraski

Waste Removal
National Waste Services, Inc.
2608 S. Damen Avenue
Chicago, IL 60608
(773) 579-3600
Contact: Jim Lytle

Security Access
Touchcom, Inc.
415 N. LaSalle Street, Suite 205
Chicago, IL 60610
(312) 329-9040
Contact: Karen Boren

Major Jurisdictional Authorities
City of Chicago
Department of Building
121 North LaSalle, 9th Floor
Chicago, IL 60602
(312) 744-3405

Chicago Fire Prevention Bureau
444 North Dearborn
Chicago, IL 60610
(312) 744-4723
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401 N. Michigan Avenue
CONTRACTOR & VENDOR GUIDELINES
The following guidelines are strictly enforced in the best interest of the integrity of the building, the professional appearance of the common areas, tenants’ ability to conduct business and the safety and welfare of tenants and participants involved in the construction project itself.
These Rules and Regulations apply to all Tenants, contractors, sub-contractors, consultants or any other entity working at 401 N. Michigan Avenue. The Landlord and Manager, Zeller Management Corporation shall have the right to reject or halt any work that interferes with out tenants’ ability to reasonably conduct their business. Any and all work that results in noise affecting areas in the building other than the area under construction, including but not limited to concrete coring or sawing, hammering, drilling, shooting of ceiling hangars, cutting of pipes along columns or within the concrete slab shall be done after regular business hours or on weekends. Security measures will be taken if required to assure compliance.
Building Management objectives will always have priority over the Contractor’s work and the Contractor shall schedule his work to avoid conflicts with Building Management.
PRE-CONSTRUCTION REQUIREMENTS
1. All current local, State and Federal regulations concerning work in buildings containing asbestos are to be complied with at all times. Additionally, all contractors must be familiar with the Owner’s Asbestos Operations and Maintenance Program Manual available in the Management Office. Attached as Exhibit E, please find an asbestos disclosure statement for the property and Exhibit F reviews guidelines with regard to working within ceilings on unabated floors.
2. Construction documents (plans and specifications) must be submitted to the Office of the Building for approval a minimum of four (4) weeks prior to commencement of the project. If the Project Manager requires the services of outside consultants, i.e., a structural engineer to review load or coring requirements, the cost of such review will be the responsibility of the Contractor and/or Tenant for whom the job is being performed.
3. Zeller Management Corporation restricts the contractor selection for any trade performing work in the building to those included in Exhibit H or the “Approved Contractor List”
4. All work performed by Contractor shall be performed in a manner so as to avoid any labor dispute which results in a stoppage or impairment of work or delivery services or any other services in the Building. In the event, there is such stoppage or impairment as the result of any such labor dispute, Contractor shall immediately undertake such action as may be necessary to eliminate such dispute or potential dispute.
5. The Office of the Building must receive written notice from the Tenant regarding when the Contractors will be performing work in their space. This will allow the Building Management to notify Security of the Contractor’s schedule to allow them access to your space.
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Under no circumstances will Contractors be permitted access to a Tenant’s space without prior approval from the Tenant.
6. Contractor shall not proceed with any construction within the premises until Construction Documents are complete and marked APPROVED or APPROVED AS NOTED by Landlord’s Building Manager. All construction must be performed in strict accordance with the APPROVED or APPROVED AS NOTED drawings only.
7. The following documents must be supplied to the Landlord before commencement of construction and kept current as the work proceeds:
i.	An executed copy of these Rules and Regulations of the site for construction, attached as Exhibit A.

ii.	Certificates of Insurance for the General Contractor and each Sub-contractor evidencing the insurance coverage as well as naming as Additional Insureds those entities listed in Exhibit B.

iii.	Copy of building permit for work (also to be posted at the job site)

iv.	Schedule of Construction

v.	Project Information Sheet, Exhibit C which lists emergency numbers for General Contractor and all Sub-contractors working on site.

vi.	MSD sheets for all products being used shall be supplied to the building staff prior to construction.
GENERAL CONSTRUCTION REGULATIONS
Elevators — The freight elevator shall be used for Tenant deliveries, construction deliveries, construction debris removal, building trash removal, furniture deliveries, construction personnel movement and other purposes as may be required from time to time. Use of passenger elevators by Contractors for any reason is strictly prohibited.
The Building housekeeping staff uses the freight elevator between the hours of 5:30 p.m. and 1:00 a.m, Monday through Friday for trash removal. Contractors may use the freight elevator during this time on a shared basis with the Building housekeeping staff. After hours authorization is required through the Office of the Building for freight use and regulations and usage fees will apply. Please note that hoisting of construction materials must be scheduled and completed after-hours.
All goods that are loaded onto the freight elevator are to be properly packaged. Loose materials such as sand and cement shall be transported in sealed bags. Users of the freight elevator are required to leave the area clean (broom swept and wet mopped) and free of debris. Should housekeeping need to clean-up after Contractor use of freight elevator, hourly janitorial rates will apply and be charged back to Contractor.
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Freight Elevator Information

Cab dimensions:	5’11”W x 7’D x 9’H 9’ on diagonal 22” x 5’ hatch allows for 12’ ceiling height
Elevator Door dimensions:	47 3/[4]” x 8’
Vestibule Door dimensions:	35” x 7’8”
Weight capacity:	4,000 lbs
Elevator hours:	M-F, 6:00 a.m. to 5:30 p.m., staffed
Location:	East core serving D level through 34th Floor
Security Identification — All trades persons working on the project must be issued a contractor badge from security. Photo identification (i.e. valid driver’s license, state or company identification) is required to obtain badge which is to be worn daily, be visible at all times and presented to the elevator operator for access to the project site. Upon completion of the days work, the badge is to be returned to the security office located at the dock. The Contractor will be responsible for the cost of the badge if lost or damaged ($250.00).
Safety Practices (Job-site) — All accidents must be reported to the Security department immediately. Security will dispatch personnel and facilitate the emergency procedures. In serious cases, first call 911 for the Chicago Fire Department Paramedics and then notify Security (329-1275). Please review Exhibit D for safety practices to be followed by Contractor while at the building.
Public Areas — The building does not permit anyone loitering in public areas of the building. Lunches and breaks are to be taken within the construction area or in restaurant areas in the building and may not be conducted anywhere else on building premises.
Waste Removal — The Contractor is responsible for trash removal from areas in which the Contractor is working or storing materials. Trash and construction debris shall not be allowed to accumulate within the freight elevator vestibules, premises or the corridors adjacent to the premises, the lower levels or streets and sidewalks adjacent to the building. All food waste and any other debris that may cause safety hazards, odors or any other building problem must be removed on a daily basis.
Requests for construction dumpsters must be made through the Office of the Building. Following dumpster use, the Contractor must contact the Office of the Building promptly to schedule removal of dumpster. When requesting dumpster removal, the Contractor shall specifically indicate to which tenant project the cost is to be allocated.
Loading Dock — All materials shall be brought into the building at the loading dock and must be scheduled in advance and coordinated through the Office of the Building. During operating hours, users of the loading dock shall be permitted to occupy dock space for a period of no longer than thirty minutes. Once off-loading is complete, the vehicle shall leave the dock area. At no time during operating hours, shall parking be allowed at the loading dock.
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Users of the loading dock shall be permitted to have no more than one vehicle at the dock at anytime during normal operating hours. Tractor trailers are strictly prohibited from use of the loading dock at any time.
Loading Dock Information

Number of Loading Berths:	6 enclosed (3 for delivery, 2 for compactors and 1 for construction dumpster)
Berth Dimensions:	10’ x 37’2” approximately
Door Dimensions:	15’7” x 33’
Dock Landing:	3’5” off dock floor
Dock Hours:	M-F, 6:00 a.m. to 5:30 p.m., staffed
Location:	one level below grade and accessible from N. Water Street, one-half block east of lower Michigan.
Dumpsters may not be placed at the loading dock during normal operating hours without authorization from the Office of the Building. The exact location of a dumpster at the dock at any time shall be subject to approval by the Building Engineers and/or Security personnel. Failure to comply with loading dock procedures may result in a vehicle being ticketed or towed.
Site Security — The General Contractor is responsible for the security of the project site for the duration of the work. Furthermore, the General Contractor is responsible for ensuring that the Building Engineers have the proper keys necessary for access to the project site.
Building Keys — Construction keys for electrical communications, telephone and slop sink closets shall be authorized by the Office of the Building. All keys must be signed out and returned daily at the engineering office. Failure to return keys daily will result in the key being considered lost. Contractors are responsible for all keys issued to them and will be charged for rekeying all locks associated with lost keys.
Washrooms — Washrooms on occupied floors may not be used by Contractor. Washroom facilities for Contractors are available on the concourse level of the building.
Solar Window Film/Blinds — Building windows, blinds and solar window film must be protected during the construction process. A site survey of the building windows will be performed both before and at the conclusion of the project. Any damage not noted during the initial walkthrough will be the responsibility of the Contractor at the end of construction.
Carpeting — All corridor carpeting must be protected with masonite during deliveries with adhesive poly used for construction foot traffic. Please note that floor protection shall not remain in corridor between 8:00 a.m. and 5:00 p.m. Any cutting of carpeting to gain access to floor trench system will be repaired at tenant/contractor expense.
Cleaning/Final Clean — Building Management expects the Contractor to maintain a clean and presentable space during construction. The floor must be swept nightly at a minimum. Building
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cleaning equipment is not for Contractor use and will not be loaned. Additionally, a thorough final cleaning including but not limited to the following, will be required before Tenant occupies space is occupied.
a.	Fluorescent light fixtures and lenses

b.	Windows and window mullions

c.	Doors and frames

d.	Base

e.	Carpet

f.	Blinds

g.	Smoke Detectors
Contractor must use Building’s cleaning contractor and only through coordination with Office of the Building.
After Hours Access — Entrance to the building after hours is controlled by Security personnel. In order to facilitate after hours entrance or departure, it is important that the Office of the Building be notified of the need as soon as reasonably possible. This is of particular importance regarding freight elevator service and the loading dock as manpower may have to be scheduled to handle the request. If an after hours emergency arises, Security must be notified (329-1275).
Tools and Ladder Policy — Under no circumstances, will building tools or ladders be loaned out. Contractors must supply their own equipment in order to perform contracted work.
Inspections — The Project Manager and/or Chief Engineer will make inspections as necessary to determine the condition and progress of Contractor’s work and enforce the provisions of these rules and regulations.
As-Built Drawings — All mechanical trades are required to submit copies of as-built drawings to the General Contractor. The General Contractor will make one submission of three copies of as-built drawings for all trades to the Project Manager. All as-built drawings are to be dated and signed by the appropriate subcontractor as well as the General Contractor and submitted to the Landlord’s MEP Engineer, McGuire Engineering within 30 days of substantial completion. A complete set of drawings must be submitted on CAD-14 disk.
STRUCTURAL & CARPENTRY
1. All walls are to be constructed using UL-approved 5/8” thick, fire-rated Gypsum board.
2. All penetrations through demising or space separation walls shall be neatly cut and finished up to the service passing through the penetration. A UL approved fire stopping compound shall be used to form a tight seal against the service penetrating the wall.
3. Locations of core drilling of the concrete floor must be approved by the Chief Engineer and the Building Structural Engineer. Indiscriminate core drillings could compromise the structural integrity of the floor. Costs associated with any repairs from misplaced or unapproved cores will be the Contractor’s responsibility.
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4. Channeling of the concrete floor is not permitted.
DEMOLITION
1. All demolition work shall be performed after 6:00 p.m. and before 7:00 a.m. unless otherwise agreed to in writing by the Building Manager. Cleaning and dust control measures must be taken to prevent dirt and dust from infiltrating into adjacent tenant, mechanical or base building areas. All noisy work shall occur before 8:00 a.m. and after 6:00 p.m. to avoid disturbing other tenants. Noisy work will be defined as noise that is noticeable from adjacent spaces.
2. Debris from demolition of walls, ceilings, floors, mechanical and electrical systems shall be cleaned up immediately. In no case shall debris and rubble be left in piles on the floor in the construction area or elsewhere.
3. The building service corridor on the concourse level is not to be used for storage or extended staging (more than 1 hour). Building Management is not responsible for any items left in the corridor and any item left longer than permissible will be thrown out or relocated. All costs associated with these actions will be billed back to the Contractor.
4. The Contractor must meet with the Building Manager concerning disposal or return of building items such as doors, VAV boxes, hardware, etc. The Building Manager will advise Contractor as to the disposition of these items. It will be the Contractor’s responsibility to remove items from the building if they are not wanted or deliver them to the basement area if the building decides to retain them.
5. During major remodeling, all abandoned items must be removed. These items include, but are not limited to, the following:
a.	Conduit

b.	Water pipes

c.	Demising walls

d.	Wall and door braces and headers

e.	Wiring

f.	Telephone Cables

g.	Computer Cables
6. During construction, all services leaving tenant space must be capped and all openings leaving tenant space, including opening into pipe chases, duct work, shafts, or other common spaces must be sealed while work is being carried out. Contractor will be responsible for any damage, including clean-up of water and dust caused by failure to cap systems or seal areas.
ELECTRICAL
1. Prior to demolition work, Contractor must contact the Chief Engineer, at least 48 hours in advance, to coordinate the building’s electrician for non-demo conduit identification.
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2. Electrical Contractor is responsible for coordinating emergency lighting and signage circuitry with McGuire Engineers.
3. Under no circumstances are Tenant receptacle services to be connected to building electrical panels. Any electrical contractor found doing this will be removed from the vendor list.
4. Architect shall contact McGuire Engineers for the typical base building specifications and guidelines. All drawings must be submitted to McGuire for peer review.
5. Utility costs or charges for any service to the Premises shall be the responsibility of the Tenant from the date the Tenant’s work commences.
a. Temporary electrical service shall be provided by the Building at the floor where the work is to be performed. Contractor must have the Building Manager’s approval to connect temporary lines to the power source for service to the Premises.
b. Any temporary lighting used during construction must be removed after installation of ceiling grid.
6. If it is necessary to shut down an electric riser, it must be done on a weekend. Scheduling for a shutdown should be coordinated through the Office of the Building at least 2 weeks in advance. Building Management reserves the right to further restrict allowable times for shutdowns. Scheduling in advance is no guarantee of time availability.
7. Updated typed index cards must be installed in the electrical closets. All circuits must be tagged.
8. All electric covers will be replaced at end of work day.
10. No outlets or other electrical fixtures may be installed in the perimeter wall.
11. Electrical Contractor is responsible for coordinating the fire alarm installation/testing with Siemens, the building’s fire alarm contractor.
12. Electrical closets are not be used for storage.
HVAC
1. Contact McGuire Engineers for fan schedules, VAV box schedule and typical base building MEP specifications and guidelines. All drawings must be submitted to McGuire for peer review.
2. No construction related work can be secured to the base building HVAC system. Such items that may not be attached include, but are not limited to the following: bracing of walls, ceiling grid, lights, electrical conduits, water pipes and any supplementary HVAC equipment. The Contractor will be held responsible to repair any damage to the HVAC system.
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3. Only plenum approved boxes, fixtures and fittings will be allowed above the ceiling. All motors attached to equipment mounted above the ceiling must be plenum approved. Examples of equipment are, but not limited to, light fixtures, fan coil units, VAV boxes and exhaust fans.
4. Ductwork must be sealed with an approved duct sealant.
5. All air conditioning units connected to the condenser water system must be balanced to                      GPM per connected ton. All HVAC systems must be professionally air balanced using Landlord’s balancing contractor and outside air must be measured. A copy of the balancing report must be provided to the Project Manager.
6. Contractors must comply with all applicable codes and regulations concerning CFC’s, PCB’s, etc., (i.e. cannot dump a refrigerant charge — must reclaim, recover or recycle).
7. Contractor shall endeavor to install ductwork with a minimum number of bends.
8. All VAV boxes shall be accessible to the satisfaction of the Chief Engineer. Boxes shall not be covered up by inaccessible ceilings or have access impeded by other services. Contractor is required to gain approval from the Chief Engineer prior to box or ceiling installation.
9. Perimeter induction units must be cleaned at job completion and inspected by the Chief Engineer.
10. Contractor shall notify the Chief Engineer at least 5 days prior to the date on which the premises will be fully ready to commence calibrating and balancing the HVAC system. Such testing and balancing shall be performed by Landlord’s Test and Balance Contractor, Competitive Piping. Balancing must be completed, corrections made as required, and a final Test and Balance report filed with the Office of the Building
PLUMBING
1. If it is necessary to shut down a water riser, it must be done after hours or on a weekend. Scheduling for a shut down should be coordinated through the Office of the Building at least one week in advance. Building Management reserves the right to further restrict allowable times for shutdowns. Scheduling in advance does not guarantee time availability.
2. Any hot water requirements to tenant areas may be satisfied only by tenant supplied, in-line, UL approved water heaters. Tenant will not tie into Building hot water system.
3. The Chief Engineer must witness the pressure testing of any systems which will tie into the fire system, condenser water system or domestic water system before the system is enclosed in walls. All piping systems should be tested tight for 6 hours under hydrostatic pressure 1.5 times the system working pressure. The maximum test pressure should not exceed 500 lbs. Any device in the piping system not capable of 1.5 times the working pressure shall be removed for test purposes and reinstalled after completion of the test. Contractor is responsible for all required “shunt” pieces for testing.
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4. All water supply lines are to be covered with insulation, including elbows, according to building specifications.
5. All drains and vents in work areas must be capped during construction to prevent the accumulation of debris in the lines. All sinks and fixtures in work areas must be capped during construction to prevent accumulation of debris in the lines. Contractor will be required to demonstrate satisfactory operation of drains and fixtures at completion of job and is responsible for drains up to 30 days past completion.
6. Access panels must be installed wherever valves in walls are present. Valves cannot be covered up so as to be inaccessible.
7. Slop sinks should not be used to dispose of plaster, drywall mud or any other related materials.
FIRE LIFE SAFETY
1. The Building Engineers will disable devices or functions as needed to preserve normal building operations.
2. All system detectors and devices should be protected from physical damage or contamination by foreign material (i.e. enclose detector heads with (blaze-range) plastic bags and tape or elastic rim plastic covers, seal duct smoke detectors)
3. After completion of work, Contractor shall verify that all affected devices or systems have been returned to normal and all off-normal conditions corrected.
4. The Building Engineers will check the system status, reset the system and enable devices or functions as needed.
5. Failure to adhere to these requirements may result in corrective service costs being charged back to the Contractor.
TELEPHONE/COMMUNICATION SYSTEM
The telephone riser closet, located near the southeast corner of the building core on each typical tenant floor, is the location where the Tenant’s telephone lines will originate.
1. The Landlord’s telephone vendor, Infrastructure Management Group (see Project Directory) will pull the cable through the conduit provided by Tenant’s Electrical Sub-contractor from the Landlord’s termination block within the telephone riser closet to the termination block within the Tenant’s premises.
2. The Tenant or its contractor shall be responsible for IMG’s costs in connecting the feeder cable. The Tenant’s contractor or phone vendor shall be responsible for all other conduit and cable runs.
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EXHIBIT A
CONTRACTOR ACCEPTANCE
For purposes of these Site Rules and Regulations, any references to “Contractor” shall be deemed to include Contractors, Sub-contractors, materialmen, architects, engineers and anyone else performing any portion of, or supplying materials, equipment or services in connection with any of Tenant’s work.
I hereby acknowledge that I have thoroughly read and will adhere to all items stated in this manual. I further agree to incorporate this document into any subcontracts that I may establish to assure adherence by all tradesmen that are working on the project referenced below.

Project Name:

Suite Number:

Company Name:

By:
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EXHIBIT B
INSURANCE
A.	INSURANCE REQUIRED FROM CONTRACTORS AND SUBCONTRACTORS

Such Insurance shall be in the aggregate limits of liability of not less than:
•	Workers’ Compensation: Workers’ Compensation insurance in accordance with the laws of the State of Illinois and any other state in which the services are being performed, and Employer’s Liability Insurance with a limit of not less than $1,000,000 applying to all persons employed by Contractor.

•	Liability Insurance: Commercial general liability insurance including bodily injury, property damage, personal injury, contractual liability in a combined single limit amount of not less than $2,000,000 per occurrence and in the aggregate.

•	Automobile Liability Insurance: Commercial automobile liability insurance including owned, non-owned and hired vehicles in a combined single limit amount of not less than $1,000,000.

•	Umbrella Liability or Excess Liability: Following form over the primary coverage in an amount not less than $3,000,000 each occurrence and in the aggregate.

•	Crime Insurance: Contractor shall purchase and maintain comprehensive crime insurance in an amount not less than $100,000, which shall include coverage for fidelity, money and securities on and off the premises, transit, and depositors forgery coverage. Such insurance shall protect ZRC as their interest may appear for any dishonest or fraudulent acts of contractors’ employees, any loss of money and securities by destruction, disappearance or wrongful abstraction while in the care, custody or control of the contractor or contractor’s employees.
B.	CERTIFICATE HOLDER
•	Zeller-401, L.L.C. (Owner)
C.	ADDITIONAL INSUREDS (TO BE IDENTIFIED EXACTLY AS INDICATED BELOW)
•	Zeller-401 Michigan, L.L.C. (Managing Member)

•	Zeller Management Corporation (Managing Agent)

•	Zeller Development Corporation (Development Manager)

•	Zeller Management Corporation

•	Teachers Insurance and Annuity Association of America
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EXHIBIT C
401 N. Michigan Avenue
PROJECT INFORMATION SHEET
Please fill out the information listed below. This information must be completed before any work can begin in your space. Once this information has been completed please return this form to the Office of the Building.
PROJECT:

LOCATION:

GENERAL CONTRACTOR:

SUPERINTENDENT:

DAYTIME PHONE NUMBER:

AFTER HOURS PHONE NUMBER:

PAGER NUMBER:

NORMAL WORKING HOURS:

DURATION OF PROJECT:

SUBCONTRACTORS	PHONE	AFTER HOURS PHONE

1.

2.

3.

4.

5.

6.

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EXHIBIT D
401 N. Michigan Avenue
JOB-SITE SAFETY PRACTICES
All contractors and its employees must follow safety practices outlined by employer, General Contractor and OSHA but not limited to: Contractors are responsible for maintaining and enforcing their own safety rules and procedures. Under no circumstances will Building Management or its employees accept responsibility for monitoring general safety guidelines. The following guidelines for safety in the building should be followed but is not all inclusive of safety practices required by law, or any other rules that may apply.

•	Take special precautions if welding or cutting in a confined space is stopped for some time. Disconnect the power on ARC welding or cutting units and remove the electrode from the holder. Turn off the torch valves on gas welding or cutting units, shut off the gas supply at a point outside the confined area, and, if possible, remove the torch and hose from area.

•	After welding or cutting is completed, mark hot metal or post a warning sign to keep workers away from heated surfaces.

•	Smoking is not allowed in the building and is not permitted anywhere on the building premises including the construction site. Contractor personnel will be asked to leave and escorted from the building if found smoking on the premises.

•	Follow safe housekeeping principles.
1.	Don’t throw electrode or rod stubs on the floor — discard them in proper waste container.

2.	Keep construction area as free of debris as possible.

3.	Keep chemicals secured in approved storage cabinets.

4.	Keep floors dry and clean.
•	Hard hats must be worn at all times inside the construction area.

•	The Contractor must use smoke detector covers for construction work that may create dust, smoke fumes, etc. These covers must be signed out and returned daily at the engineering office located on lower level D.

•	All contractors must supply a list of all hazardous materials and their locations as well as all MSD sheets to the building Project Manager.

•	Keep a fully stocked and clearly marked first aid supply kit on the job site at all times.

•	Make sure there are fully charged, appropriate fire extinguishers present on the job site.
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EXHIBIT E
ASBESTOS CONTAINING MATERIALS (ACM) NOTIFICATION

TO:	Contractor

RE:	Asbestos 401 N. Michigan Avenue
Asbestos containing materials are present in the building in the following forms:
•	White fireproofing on various floors. Blue tinted fireproofing is not asbestos containing.

•	All pipe insulation that is not fiberglass.

•	Floor tile and associated mastics

•	Transite ductwork in electrical closets

•	White ceiling ventilation flex ducts

•	Drywall compound
When asbestos is disturbed it can become airborne. Inhaled asbestos is a cancer and lung disease hazard.
Contractors are not authorized to disturb any of these materials. If work cannot be accomplished without disturbing these materials, the Chief Engineer, Kurt Anderson should be contacted. The building engineering staff or a licensed asbestos contractor will be utilized to safely remove this material.
If you accidentally contact asbestos containing material, do not attempt to clean any debris. Once again, Kurt Anderson should be contacted immediately so proper clean-up may be initiated.
If you have any questions, please contact the Office of the Building.
Sincerely,
ZELLER MANAGEMENT CORPORATION
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EXHIBIT F
401 N. Michigan Avenue
UNABATED FLOORS
GUIDELINES
•	Floors that have not been abated include 3, 6, 7, 8, 9, 10, 28, 31,

•	Work practices that have the potential to disturb Asbestos Containing Materials (ACM) must be approved by Kurt Anderson, Chief Engineer at (312) 595-2467 prior to commencement of any construction.

•	Absolutely no work may be performed within the ceiling during HVAC hours of operation.

•	Only trades which have successfully completed a 16 hour OSHA approved Operations and Maintenance course may perform work within the ceiling which has the potential to disturb fireproofing.

•	A maximum of 10 tiles may be taken out of ceiling at one time and must be re-installed immediately upon completion of work and prior to the start of HVAC operations.

•	Construction area needs to be properly labeled in order to limit entry, however, signage should not be visible from common areas.

•	The following documentation must be submitted prior to commencement of construction:

Certificate of Completion of 16 hour O&M course Certification of Respirator Fit Test

•	Any accidental release of ACM must be reported immediately to Kurt Anderson at (312) 595-2467.

•	The following building approved contractors are used to address asbestos related issues at 401 N. Michigan:

Abatement Contractor	H.E.P.A.	(773) 342-7553
Environmental Consultant	E.C.G.	(312) 733-5900
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EXHIBIT G
401 N. Michigan Avenue
STANDPIPE/RISER DRAIN DOWNS
GUIDELINES
•	Riser drain downs will be performed on Wednesdays, during the day shift only (must be scheduled at least a week in advance)

•	Riser drain downs must be kept to a minimum.

•	Riser work should typically be completed within two hours. All piping should be run to the riser with only the tie-in remaining to be completed.

•	Riser draining will not start before 6:00 a.m., and system must be back in service by 2:00 p.m.
PROCEDURES
•	Contractor must request drain down through the Office of the Building at least one week in advance.

•	Engineers will disable appropriate life safety devices.

•	Engineers will isolate system and drain to below the construction floor.

•	Contractor must verify with Engineers that the riser drain down is complete before cutting into the riser.

•	Contractor must physically verify that the riser is drained down, before cutting into the riser, by opening the fireman’s hose connection valve or sprinkler drain valve on the construction floor.

•	Contractor must notify Engineers when work is finished, and request system fill up.

•	Engineers will supply contractor with a 2-way radio to communicate with the Engineers filling the system or accompany contractor while system is being refilled.

•	Contractor will verify that there are no leaks with the Engineer on site or via the 2-way radio with the Engineers.

•	Contractor will return 2-way radio to the Engineering department.

•	Engineer will enable appropriate life safety devices.
SINGLE FLOOR SPRINKLER DRAIN DOWNS
•	Contractor notifies Engineers of location where work is to be done (Floor # and Stairwell #) before starting work (drain down must be scheduled 24 hours in advance)

•	The Engineers disable the appropriate life safety devices for the affected floors.

•	Contractor isolates system and performs work.

•	Contractor notifies Engineers when work is complete, and gets approval to refill system.

•	Contractor slowly fills system and checks for leaks.

•	Contractor calls Engineers when system is refilled and verifies that all alarms have been cleared on the computer.

•	Engineers enable appropriate life safety devices.
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EXHIBIT H
401 N. Michigan Avenue
APPROVED CONTRACTOR LIST

SUB-CONTRACTORS

Fire Protection
U.S. Fire Protection	Mike Peterson	(708) 816-0050
Superior Fire Protection	Pat Sullivan	(708) 599-5008
Global Fire Protection	Tom Neuendorf	(708) 852-5200

Plumbing
John’s Plumbing	Bill Johns	(773) 286-9030
Competitive Piping	Tom Sherlock	(312) 322-1900
Millennium Piping	Bill Doyle	(312) 715-0560

HVAC
Hill Mechanical Group	Terry Baker	(773) 929-6600
Competitive Piping	Tom Muraski	(312) 322-1900
Murphy Miller	Noel Daley	(312) 427-8900
Admiral Heating & Ventilating	Catherine Bertucci	(708) 544-3100

Electric
Concur Electric	Jim Curtin	(708) 396-8766
Super Electric Company	Frank Marcinkowski	(773) 489-4400
S&M Electric	Jack McNamara	(708) 780-8177

Life Safety
Convergent	Roger Veldhuizen	(847) 620-5000
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EXHIBIT D
Rules and Regulations
     To the extent that there is any inconsistency between the provisions of the Lease and these Rules and Regulations, the provisions of the Lease shall control.
     (A) The sidewalks, walks, entries, corridors, concourses, ramps, staircases, escalators and elevators shall not be obstructed or used by Tenant, or the employees, agents, servants, visitors or licensees of Tenant for any purpose other than ingress and egress to and from the Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Premises without the consent of Landlord.
     (B) No freight, furniture or bulky matter of any description will be received into the Building or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Landlord, and then only upon having been scheduled in advance. Any hand trucks, carryalls, or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.
     (C) Tenant, or the employees, agents, servants, visitors or licensees of Tenant shall not at any time place, leave or discard any rubbish, paper, articles, or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Building. No animals or birds shall be brought or kept in or about the Building except on leashes or in cages.
     (D) Tenant shall not place, or cause or allow to be placed, any sign or lettering whatsoever, in the windows of the Premises. Tenant shall not place any sign or lettering in or about the Premises on multi-tenant floors which are visible from public lobbies or corridors except in and at such places as may be designated by Landlord and reasonably consented to by Landlord in writing. All lettering and graphics on corridor doors on multi-tenant floors shall conform to the standard prescribed by Landlord or as otherwise reasonably approved by Landlord. Landlord will provide Building standard identification and/or signage in the lobby of the Building and in the 27th floor lobby.
     (E) Canvassing, soliciting or peddling in the Building is prohibited and Tenant shall cooperate to prevent same.
     (F) Any person in the Building will be subject to identification by employees and agents of Landlord. All persons in leaving or entering the Building shall be required to comply with the security policies of the Building. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss, or damage. Landlord shall not be responsible for the theft, loss, or damage of any property.

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     (G) Except as provided in Article 4, Tenant shall not do any cooking or conduct any restaurant, luncheonette, automat, or cafeteria for the sale of or permit the delivery of any food or beverage to the Premises, except by such persons delivering the same as shall be approved by Landlord and only under regulations fixed by Landlord.
     (H) Tenant shall not without Landlord’s prior written approval bring or permit to be brought or kept in or on the Premises any inflammable, combustible, corrosive, caustic, poisonous, or explosive substance, or cause or permit any odors to permeate in or emanate from the Premises.
     (I) No additional locks or bolts of any kind shall be placed on any door in the Building or the Premises and no lock on any door therein shall be changed or altered in any respect without the consent of Landlord. Any additional locks or bolts shall be consistent with Landlord’s security system in the Building. If Landlord permits Tenant to have additional locks, Tenant shall furnish Landlord the keys and combinations of such locks. Landlord shall furnish two keys for each lock on exterior doors to the Premises and shall, on Tenant’s request and at Tenant’s expense, provide additional duplicate keys. All keys shall be returned to Landlord upon termination of the Lease. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times, and left locked when the Premises are not in use.
     (J) Tenant shall give immediate notice to Landlord in case of theft, unauthorized solicitation, or accident in the Premises or in the Building or of defects therein or in any fixtures or equipment, or of any known emergency in the Building.
     (K) The requirements of Tenant will be attended to only upon application at the office of Landlord in the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.
     (L) No awnings, draperies, shutters, or other Interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Premises within the Building may be installed by Tenant except as otherwise provided for therein.
     (M) No portion of the Premises or any other part of the Building shall at any time be used or occupied as sleeping or lodging quarters.
     (N) Tenant shall not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances or create obnoxious odors, any of which may be offensive to the other tenants and occupants of the Building, and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Building other than in accordance with a written agreement of Landlord and Tenant.

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     (O) The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.
     (P) Tenant, its servants, employees, customers, invitees and guests shall, when using the parking facilities in and around the Building, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked or parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles.
     (Q) Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord’s opinion, tends to impair the reputation of the Building or its desirability for offices, and, upon written notice from Landlord, Tenant will refrain from or discontinue such advertising. In no event shall Tenant, without the prior written consent of Landlord, use the name of the Building or use pictures or illustrations of the Building.
     (R) Except for routine picture hanging, Tenant shall not mark, paint, drill into, or in any way deface any part of the Building or Premises. No coring, boring, driving of nails or screws, cutting, or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering in the Premises except with the prior approval of Landlord.
     (S) Tenant shall not use the Premises or permit the Premises to be used for photographic, multilith or multigraph reproductions, except in connection with its own business and not as a service for others, without Landlord’s prior permission.
     (T) Tenant shall not use or permit any portion of the Premises to be used as an office for a public stenographer or typist, offset printing, the sale of liquor or tobacco, a barber or manicure shop, an employment bureau, a labor union office, a doctor’s or dentist’s office, a dance or music studio, any type of school, a shared office and business service facility similar to or in competition with that operated by Alliance North Michigan Avenue, Inc., d/b/a Alliance Business Centers, in the Building, or for any use other than those specifically granted in this Lease.
     (U) Tenant shall not advertise for laborers giving the Premises as an address, nor pay such laborers at a location in the Premises.
     (V) Tenant shall at all times keep the Premises neat and orderly.

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     (W) All telegraph, telephone, and electric connections which Tenant may desire shall be first approved by Landlord in writing, before the same are installed, and the location of all wires and the work in connection therewith shall be performed by contractors approved by Landlord and shall be subject to the direction of Landlord. Landlord reserves the right to designate and control the entity or entities providing telephone or other communication cable installation, repair and maintenance in the common risers or shared areas of the Building and to restrict and control access to telephone cabinets. In the event Landlord designates a particular vendor or vendors to provide such cable installation, repair and maintenance in the common risers or shared areas of the Building, Tenant agrees to abide by and participate in such program. Tenant shall be responsible for and shall pay ail costs incurred in connection with the installation of telephone cables and related wiring in or serving the Premises, including, without limitation, any hook-up, access and maintenance fees related to the installation of such wires and cables in the Premises and the commencement of service therein, and the maintenance thereafter of such wire and cables. If Tenant fails to maintain all telephone cables and related wiring in the Premises and such failure affects or interferes with the operation or maintenance of any other telephone cables or related wiring in the Building, Landlord or any vendor hired by Landlord may enter into and upon the Premises forthwith and perform such repairs, restorations or alterations as Landlord deems necessary in order to eliminate any such interference (and Landlord may recover from Tenant all of Landlord’s costs in connection therewith). Subject to the provisions of Article 18 of this Lease, Tenant agrees upon expiration of the Term hereof, by lapse of time or otherwise, to remove all telephone cables and related wiring installed by Tenant for and during Tenant’s occupancy, which Landlord shall request Tenant to remove.
Without limitation, all services and work performed by or on behalf of any tenant or occupant of the Building with respect to any rentable or other space in the Building, including telephone installation, carpeting, materials and personal property delivered to or removed from the Building on behalf of or for the account of any tenant or occupant of the Building shall be performed, delivered or removed, as the case may be, only by persons capable of working in harmony with other existing trades in the Building and, to the extent applicable, covered by a collective bargaining agreement with the appropriate trade union operating in the Building.

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EXHIBIT E
Form of Subordination, Non-Disturbance and Attornment Agreement

1

SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT
     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the “Agreement”) is made as of this                      day of                                         , 20___, which date shall be the effective date of this Agreement, between                                                             , a                                            (the “Tenant”) and BANK OF AMERICA, N.A., a national banking association, a wholly owned subsidiary of BankAmerica Corporation, and having its principal offices in Charlotte, North Carolina (together with its successors and/or assigns the “Lender”).
     The Tenant is the lessee under the lease described in Exhibit A attached hereto (as the same may from time to time be assigned, subleased, renewed, extended, amended, modified or supplemented, collectively the “Lease”).
     The Lender has previously made or is about to make a loan to                                                             , a                                                              or its successor and/or assigns with respect to the landlord’s interest under the Lease (the “Landlord”), evidenced by a promissory note in the original principal amount of approximately $                     executed by the Landlord and payable to the Lender and secured by a first priority deed of trust, mortgage or deed to secure debt on certain real and personal property and improvements (the “Premises”), recorded or to be recorded in the appropriate records of                      County,                                          (the “Security Instrument”).
     The Lender has requested the Tenant to confirm the fact that the Lease is subject and subordinate to the Security Instrument.
     The Tenant is willing to confirm the subordination of the Lease, provided it obtains assurance from the Lender that its possession of the premises demised under the Lease (the “Demised Premises), which Demised Premises is all or a portion of the Premises, and its right to use any common areas will not be disturbed by reason of or in the event of the foreclosure of the Security Instrument.
     The Lender is willing to give such assurance.
     NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and other good and valuable consideration, the parties hereto do hereby mutually covenant and agree as follows:
     1. The Tenant hereby subordinates the Lease and all terms and conditions contained therein and all rights, options, liens and charges created thereby to the Security Instrument and the lien thereof, and to all present or future advances under the obligations secured thereby and to all renewals, extensions, amendments, modifications and/or supplements of same, to the full extent of all amounts secured thereby from time to time.
     2. So long as no event of default on the part of the Tenant under the Lease shall exist which would entitle the Landlord to terminate the Lease, or if such an event of default shall exist,

so long as the Tenant’s time to cure the default shall not have expired, the term of the Lease shall not be terminated or modified in any respect whatsoever and the Tenant’s right of possession to the Demised Premises and its rights in and to any common areas and its other rights arising out of the Lease will all be fully recognized and protected by the Lender and shall not be disturbed, canceled, terminated or otherwise affected by reason of the Security Instrument or any action or proceeding instituted by the Lender to foreclose the Security Instrument, or any extension, renewal, consolidation or replacement of same, irrespective of whether the Tenant shall have been joined in any action or proceeding.
     3. In the event that the Lender takes possession of the Premises, either as the result of foreclosure of the Security Instrument or accepting a deed to the Premises in lieu of foreclosure, or otherwise, or the Premises shall be purchased at such a foreclosure by a third party, the Tenant shall attorn to the Lender or such third party and recognize the Lender or such third party as its landlord under the Lease, and the Lender or such third party will recognize and accept the Tenant as its tenant thereunder, whereupon, the Lease shall continue in full force and effect as a direct lease between the Lender or such third party and the Tenant for the full term thereof, together with all extensions and renewals thereof, and the Lender or such third party shall thereafter assume and perform all of the Landlord’s obligations, as the landlord under the Lease with the same force and effect as if the Lender or such third party were originally named therein as the Landlord; provided, however, that the Lender or such third party shall not be:
          a. liable for any act or omission of any prior landlord (including the Landlord), except to the extent the Lender was furnished notice and opportunity to cure the same in accordance with the provisions of this Agreement prior to taking possession of such Premises; or
          b. subject to any offsets or defenses which the Tenant might have against any prior landlord (including the Landlord), except to the extent the Lender was furnished notice and opportunity to cure the same in accordance with the provisions of this Agreement prior to taking possession of such Premises; or
          c. bound by any rent or additional rent which the Tenant might have paid for more than two (2) months in advance to any prior landlord (including the Landlord); or
          d. bound by any amendment or modification of the Lease not consented to in writing by the Lender, except as may be expressly contemplated by Lease (e.g., Article 37, relating to Tenant’s right to extend the Term, and Article 38, relating to Tenant’s right of first offer with respect to expansion premises).
     4. Notwithstanding anything to the contrary in this Agreement or otherwise, in the event the Lender or a third party takes possession of the Premises as provided in paragraph 3 above, the liability of the Lender or such third party under the Lease shall be limited to the Lender’s or such third party’s, as the case may be, interest in the Premises, and upon any assignment or other transfer of the Lender’s or such third-party’s interest in the Premises, the Lender or such third party, as applicable, shall be discharged and released from any obligation or liability under the Lease arising or accruing after the date of such assignment or transfer.

     5. For so long as this Agreement is in effect, Tenant agrees not to enter into any agreement subordinating the Lease to any other lien or encumbrance which (i) affects the Premises under the Lease, or any part thereof, or (ii) is junior to the Security Instrument, without the express written consent of the Lender, and any such subordination or any such attempted subordination or agreement to subordinate without such consent of Lender, shall be void and of no force and effect. Tenant shall be entitled to rely upon the written representation of Landlord that this Agreement is not in effect (or will not be in effect upon the effective date of any proposed subordination agreement) if Tenant is presented with a request that it execute such an agreement.
     6. Tenant agrees to provide copies of all notices given Landlord under the Lease to Lender at the following address:

Lender:	Bank of America, N.A. Attn: Capital Markets Servicing Group NC1-026-06-01 900 West Trade Street, Suite 650 Charlotte, North Carolina 28255 Telephone: (866) 531-0957 Telecopy: (704) 317-0771
or to such other address as Lender shall designate in writing; and all such notices shall be in writing and shall be considered as properly given if (i) mailed to the addressee by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the addressee, or (iii) by delivery to a third party commercial delivery service for same day or next day delivery to the office of the addressee with proof of delivery; any notice so given shall be effective, as applicable, upon (a) the third (3rd) day following the day such notice is deposited with the United States mail, (b) delivery to the addressee, or (c) upon delivery to such third party delivery service; and any notice given in any other manner shall be effective only if and when received by the addressee.
     7. In the event Landlord shall fail to perform or observe any of the terms, conditions or agreements in the Lease, Tenant shall give written notice thereof to Lender and Lender shall have the right (but not the obligation) to cure such default. Except as expressly permitted by the Lease, Tenant shall not take any action with respect to such default under the Lease (including without limitation any action in order to terminate, rescind or avoid the Lease or to withhold any rent or other monetary obligations thereunder) for a period of thirty (30) days following receipt of such written notice by Lender; provided, however, that in the case of any default which cannot with diligence be cured within such thirty (30) day period, if Lender shall proceed promptly to cure such default and thereafter prosecute the curing of such default with diligence and continuity, then the time within which such default may be cured shall be extended for such period as may be necessary to complete the curing of such default with diligence and continuity.
     8. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Security Instrument, except as specifically set forth herein.

     9. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of the Lender to a party that assumes the Lender’s obligations and liabilities hereunder, all obligations and liabilities of the Lender under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom the Lender’s interest is assigned or transferred.
     10. In the event of any litigation or other legal proceeding arising between the parties to this Agreement, whether relating to the enforcement of a party’s rights under this Agreement or otherwise, the prevailing party shall be entitled to receive its reasonable attorney’s fees and costs of suit from the non-prevailing party in such amount as the court shall determine.

TENANT:
By:
Name:
Title:

LENDER: BANK OF AMERICA, N.A., a national banking association
By:
Name:
Title:

EXHIBIT F
Form of Letter of Credit

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER [ ]	DATE:
BENEFICIARY:
ZELLER MANAGEMENT CORPORATION, AN ILLINOIS CORPORATION,
NOT PERSONALLY, BUT SOLELY IN ITS CAPACITY AS AGENT FOR THE
OWNER OF 401 NORTH MICHIGAN AVENUE, CHICAGO, ILLINOIS
401 NORTH MICHIGAN AVENUE, SUITE 250
CHICAGO, ILLINOIS 60611
ATTN: DIRECTOR OF LEASE ADMINISTRATION
GENTLEMEN:
WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER [               ] IN YOUR FAVOR FOR ACCOUNT OF HEALTHCARE SERVICES, INC. D/B/A ACCRETIVE HEALTH FOR AN AMOUNT NOT EXCEEDING THE AGGREGATE OF U.S. DOLLARS FIVE HUNDRED THOUSAND AND 00/100 **U.S. 500,000.00** AVAILABLE BY YOUR DRAFT(S) DRAWN AT SIGHT ON [               BANK               ] ACCOMPANIED BY THE FOLLOWING DOCUMENT:
BENEFICIARY’S STATEMENT PURPORTED TO BE SIGNED BY AN AUTHORIZED SIGNATORY OF THE BENEFICIARY READING AS FOLLOWS:
“WE HEREBY CERTIFY THAT A DEFAULT EXISTS PURSUANT TO A LEASE AGREEMENT DATED MAY ___, 2005 BETWEEN ZELLER MANAGEMENT CORPORATION, AN ILLINOIS CORPORATION, NOT PERSONALLY, BUT SOLELY IN ITS CAPACITY AS AGENT FOR THE OWNER, AND HEALTHCARE SERVICES, INC. D/B/A ACCRETIVE HEALTH.”
     OR
“WE HEREBY CERTIFY THAT HEALTHCARE SERVICES, INC. D/B/A ACCRETIVE HEALTH (“TENANT”) HAS FAILED TO TIMELY RENEW IRREVOCABLE STANDBY LETTER OF CREDIT NO.                , PURSUANT TO A LEASE AGREEMENT DATED MAY ___, 2005 BETWEEN ZELLER MANAGEMENT CORPORATION, AN ILLINOIS CORPORATION, NOT PERSONALLY, BUT SOLELY IN ITS CAPACITY AS AGENT FOR THE OWNER, AND TENANT.”
NOTWITHSTANDING ANY REFERENCE IN THIS LETTER OF CREDIT TO OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS OR REFERENCES IN SUCH OTHER DOCUMENTS, INSTRUMENTS OR AGREEMENTS TO THIS LETTER OF CREDIT, THIS LETTER OF CREDIT CONTAINS THE ENTIRE AGREEMENT AMONG THE BENEFICIARY AND THE ISSUER HEREUNDER RELATING TO THE OBLIGATIONS OF THE ISSUER HEREUNDER.
YOUR DRAFT(S) AS HEREIN REQUIRED MUST BE PRESENTED AT OUR OFFICE LOCATED AT [               BANK ADDRESS               ].
EXPIRY DATE: [                    ]
DRAFTS MUST BE MARKED “DRAWN UNDER [               BANK               ] LETTER OF CREDIT NO. [               ]”.
THIS LETTER OF CREDIT IS TRANSFERABLE AN UNLIMITED NUMBER OF TIMES IN ITS ENTIRETY (BUT NOT IN PART) TO ANY TRANSFEREE WHO HAS ACQUIRED YOUR INTEREST UNDER THE TERMS OF THAT CERTAIN LEASE AGREEMENT DATED MAY ___, 2005. WE

SHALL RECOGNIZE ANY TRANSFER OF THIS LETTER OF CREDIT UPON AN EXECUTED TRANSFER INSTRUCTION IN THE FORM OF ANNEX A ATTACHED HERETO BEING FILED WITH US, TOGETHER WITH THE ORIGINAL OF THIS LETTER OF CREDIT AND PAYMENT OF A TRANSFER FEE OF $250.00, UPON RECEIPT OF WHICH WE SHALL EITHER (i) ENDORSE THE NOTICE OF TRANSFER UPON THE LETTER OF CREDIT AND RETURN SUCH ENDORSED LETTER OF CREDIT TO THE TRANSFEREE, OR (ii) ISSUE A NEW LETTER OF CREDIT, IN THE SAME FORM AND CONDITIONS OF THIS LETTER OF CREDIT, DIRECTLY TO THE TRANSFEREE, NAMING THE TRANSFEREE AS BENEFICIARY.
ALL CHARGES RELATED TO THE TRANSFER ARE FOR ACCOUNT OF THE BENEFICIARY.
PARTIAL DRAWS ARE PERMITTED.
EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS ISSUED SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500.
COMMUNICATIONS TO US WITH RESPECT TO THIS LETTER OF CREDIT MUST BE IN WRITING AND SHALL BE ADDRESSED TO US AT [               BANK ADDRESS               ] SPECIFICALLY REFERRING THEREON TO THIS LETTER OF CREDIT BY NUMBER.
WE HEREBY AGREE WITH YOU THAT DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED ON DUE PRESENTATION TO THE DRAWEE.

VERY TRULY YOURS,

(AUTHORIZED SIGNATURE)

ANNEX A
TRANSFER INSTRUCTION
[               BANK               ]
[               BANK ADDRESS               ]
     RE: [               BANK               ] IRREVOCABLE STANDBY LETTER OF CREDIT NO. [               ]
GENTLEMEN
FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY INSTRUCTS YOU TO TRANSFER TO:
(NAME AND ADDRESS OF TRANSFEREE)
ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY UNDER THE ABOVE REFERENCED LETTER OF CREDIT (THE “LETTER OF CREDIT”) IN ITS ENTIRETY.
BY THIS TRANSFER. ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN THE LETTER OF CREDIT ARE TRANSFERRED, SUBJECT TO THE TERMS THEREOF, TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.
THE LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE NOTICE OF TRANSFER ON THE REVERSE THEREOF AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER OR IN EXCHANGE FOR THE LETTER OF CREDIT TO ISSUE A NEW LETTER OF CREDIT IN FAVOR OF THE TRANSFEREE CONTAINING THE SAME TERMS AND CONDITIONS AS THE LETTER OF CREDIT AND TO FORWARD THE NEW LETTER OF CREDIT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

YOURS VERY TRULY
SIGNATURE AUTHENTICATED:
(BENEFICIARY)

BY:
(BANK)	(TITLE)

(AUTHORIZED SIGNATURE)

FIRST LEASE AMENDMENT
     THIS FIRST LEASE AMENDMENT (this “Amendment”) is made as of January 30th, 2007 (the “Effective Date”), by and between ZELLER MANAGEMENT CORPORATION, an Illinois corporation, not personally, but solely in its capacity as agent for the owner (“Landlord”), and HEALTHCARE SERVICES, INC., a Delaware corporation, d/b/a Accretive Health (“Tenant”).
RECITALS:
     A. Landlord and Tenant entered into that certain lease (the “Lease”) captioned “LEASE,” dated as of May 4, 2005, pursuant to which Landlord leases to Tenant that certain space, commonly described as Suite No. 2700 and containing approximately ten thousand five hundred sixty-one (10,561) rentable square feet, located on a portion of the twenty-seventh (27th) floor (the “Original Premises”) in the building known as 401 North Michigan Avenue (the “Building”), situated on certain property (including all easements appurtenant thereto) lying north of the Chicago River in Chicago, Illinois (the “Property”), for a term (the “Term”) currently expiring October 31, 2012.
     B. Landlord and Tenant desire to extend the Term of the Lease for an additional one (1) year period through and including October 31, 2013.
     C. Landlord is willing to lease to Tenant and Tenant desires to lease from Landlord that certain space as shown hatched on the plan attached hereto and made a part hereof as Exhibit A-2 (the “Expansion Space”), containing approximately ten thousand three hundred sixty (10,360) rentable square feet, located on a portion of the

1

seventy-seventh (27th) floor of the Building, on the terms and conditions hereinafter set forth, for a term commencing on February 1, 2007 (the “Expansion Commencement Date”), and expiring on October 31, 2013 (the “Expansion Term”) unless sooner terminated as provided in the Lease (as modified by this Amendment).
     D. The parties desire to amend the Lease, all on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, for and in consideration of the mutual terms and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant covenant and agree as follows:
     1. Recitals. The foregoing recitals shall constitute a part of the agreement of the parties contained in this Amendment.
     2. Defined Terms. Unless defined in this Amendment, all capitalized terms shall have the meanings ascribed to them in the Lease.
     3. Effective Date. Unless otherwise specified, this Amendment shall become effective as an amendment to the Lease as of the Effective Date and shall continue in effect until otherwise amended by the parties in writing or until expiration or sooner termination of the Lease.
     4. Extension. The Term of the Lease shall be and hereby is extended through and including October 31, 2013 (the period commencing on November 1, 2012, and ending on October 31, 2013, is referred to herein as the “Extended Term”), on all of the terms and conditions of the Lease as modified hereby, unless sooner terminated in accordance with its terms.

2

     5. Condition of the Premises. Tenant is currently in occupancy of the Original Premises and agrees to accept the same “AS IS,” with no obligation on the part of Landlord to restore, alter or improve the Original Premises or the Building or to provide any allowance therefor as a result of this Amendment.
     6. Expansion Space.
          A. Effective as of the Expansion Commencement Date, the Expansion Space shall be added to the “Premises” (as defined in the Lease) and shall be deemed a part of the Premises. Therefore, as of the Expansion Commencement Date, the Premises shall consist of approximately twenty thousand nine hundred twenty-one (20,921) square feet of rentable area located in the Building.
          B. Tenant shall accept the Expansion Space in an “AS IS” condition. Tenant has been given the opportunity to inspect the Expansion Space, including, but not limited to, its physical condition and compliance with code requirements. Landlord shall have no obligation to alter or improve the Expansion Premises during the Expansion Term or to provide any allowance therefor as a result of this Amendment, other than as may be contained herein or in the work letter agreement (the “Work Letter”) signed by Landlord and Tenant, the form of which is attached hereto as Exhibit B-1.
          C. If Tenant shall take possession of all or any part of the Expansion Space prior to the Expansion Commencement Date, all of the covenants and conditions of the Lease as modified by this Amendment (other than, solely with respect to the Expansion Space, the payment of Rent) shall be binding upon the parties hereto in

3

respect of such possession the same as if the Expansion Commencement Date had been fixed as of the date when Tenant took such possession.
          7. Net Rent. Article 2 of the Lease is hereby deleted in its entirety and replaced with the following:
Article 2
Net Rent
     (A) Tenant shall pay to Landlord or Landlord’s agent at the office of Landlord or at such other place as Landlord may from time to time designate, annual Net Rent for the “Original Premises” (as defined in that certain amendment captioned “FIRST LEASE AMENDMENT” [the “First Amendment”], dated as of January 30th, 2007), in equal monthly installments, each in advance on the first day of each and every calendar month during the Term, except for the first month’s rent which is due and payable on execution, as follows:

		Net Rent Per
		Rentable Square
Period	Annual Net Rent	Foot	Monthly Installment
July 1, 2005 — October 31, 2006	$137,293.00	$13.00	$11,441.08
November 1, 2006 — October 31, 2007	$142,213.75	$13.75	$12,101.15
November 1, 2007 — October 31, 2008	$150,494.25	$14.25	$12,541.19
November 1, 2008 — October 31, 2009	$155,774.75	$14.75	$12,981.23
November 1, 2009 — October 31, 2010	$161,055.25	$15.25	$13,421.27
November 1, 2010 — October 31, 2011	$166,335.75	$15.75	$13,861.31
November 1, 2011 — October 31, 2012	$171,616.25	$16.25	$14,301.35
November 1, 2012 — October 31, 2013	$176,896.75	$16.75	$14,741.40

4

     If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Net Rent for the Original Premises for such fractional month shall be prorated on the basis of 1/360th of the annual Net Rent for the Original Premises for each day of such fractional month. Net Rent for the Original Premises shall be payable without any prior demand therefor and without any deductions or set-offs whatsoever, except as otherwise expressly provided in this Lease.
     (B) Tenant shall also pay to Landlord or Landlord’s agent at the office of Landlord or at such other place as Landlord may from time to time designate, annual Net Rent for the “Expansion Space” (as defined in the First Amendment), in equal monthly installments, each in advance on the first day of each and every calendar month during the “Expansion Term” (as defined in the First Amendment), except for the first month’s rent which is due and payable on execution of the First Amendment, as follows:

		Net Rent Per
		Rentable Square
Period	Period Net Rent	Foot	Monthly Installment
February 1, 2007 — October 31, 2007	$106,837.50	$13.75	$11,870.83
November 1, 2007 — October 31, 2008	$147,630.00	$14.25	$12,302.50
November 1, 2008 — October 31, 2009	$152,810.00	$14.75	$12,734.17
November 1, 2009 — October 31, 2010	$157,990.00	$15.25	$13,165.83
November 1, 2010 — October 31, 2011	$163,170.00	$15.75	$13,597.50
November 1, 2011 — October 31, 2012	$168,350.00	$16.25	$14,029.17
November 1, 2012 — October 31, 2013	$173,530.00	$16.75	$14,460.83
     If the Expansion Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Net Rent for the Expansion Space for such fractional month shall be prorated on the basis of 1/360th of the annual Net Rent for the Expansion Space for each day of such fractional month. Net Rent for the Expansion Space shall be payable without any prior demand

5

therefor and without any deductions or set-offs whatsoever, except as otherwise expressly provided in this Lease. Notwithstanding anything to the contrary contained herein, provided Tenant is not in default under this Lease beyond applicable notice and cure periods, Tenant’s obligation to pay Rent for the Expansion Space accruing during the first four (4) months of the Expansion Term (the “Abatement Period”) shall be abated. Such abatement shall apply solely to payment of the monthly installments of Rent for the Expansion Space and shall not be applicable to any other charges, expenses or costs payable by Tenant under this Lease. In the event of Tenant’s default under this Lease beyond any applicable cure periods during any month or fractional month of the Abatement Period, Tenant shall pay to Landlord on demand the Rent for the Expansion Space for such month or fractional month, as the case may be, adjusted on a per diem basis from the date Tenant is in default until such default is cured, at which time the abatement shall be reinstated for the remainder of the Abatement Period.
     8. Tenant’s Proportionate Share.
          A. Effective as of the Expansion Commencement Date, the second sentence of Article 3(A) of the Lease is hereby deleted in its entirety and replaced with the following: “Tenant’s Proportionate Share of such Ownership Taxes is agreed to be 2.8375% (calculated by dividing the rentable area of the Premises by 737,308, which is the number of rentable square feet in the Building).”
          B. Effective as of the Expansion Commencement Date, the second sentence of Article 3(B) of the Lease is hereby deleted in its entirety and replaced with the following: “Tenant’s Proportionate Share of such Operating Expenses is agreed to be 2.8375% (calculated by dividing the rentable area of the Premises by 737,308, which is the number of rentable square feet in the Building).”
     9. Security Deposit. The references to the date October 31, 2012, in Article 32(B) of the Lease shall be and hereby are amended and restated to October 31, 2013.
     10. Termination Fee. Article 36(A) of the Lease is hereby deleted in its entirety and replaced with the following:
     “(A) Tenant shall have and is hereby granted the option to terminate this Lease effective on November 1, 2011 by:

6

     (i) Delivering written notice to Landlord of Tenant’s exercise of such termination option not later than February 1, 2011; and
     (ii) Paying to Landlord a termination fee equal to Five Hundred Thousand and No/100 Dollars ($500,000.00), such termination fee to be payable in two (2) installments of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), the first installment to be paid concurrently with delivery of the termination notice and the second installment to be paid not later than thirty (30) days prior to the date of termination set forth in the notice of termination.”
     11. Tenant’s Right of First Offer. Article 38 of the Lease, captioned “Tenant’s Right of First Offer,” is hereby deleted in its entirety.
     12. Expansion Option. Article 39 of the Lease, captioned “Expansion Option,” is hereby deleted in its entirety.
     13. Brokers. Tenant represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Zeller Management Corporation and Colliers Bennett & Kahnweiler Inc. in the negotiation or making of this Amendment, and Tenant agrees to indemnify and hold harmless Landlord from the claim or claims of any other broker or brokers claiming to have interested Tenant in the Building or the Expansion Space or claiming to have caused Tenant to enter into this Amendment.
     14. Ratification. The parties hereby affirm and ratify the Lease as modified by this Amendment. No further changes to the Lease may be made except by written agreement signed by the parties. In the event of any conflict or inconsistency between the terms of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

7

     15. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and permitted assigns.
     16. Authority. Tenant hereby certifies to Landlord that the person executing this Amendment on behalf of Tenant has the full power and authority to execute and deliver this Amendment on behalf of Tenant.
     17. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument, binding on the parties, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. This Amendment may be delivered by facsimile or email transmission. This Amendment shall be effective if each party hereto has executed and delivered at least one counterpart hereof.
     18. Waiver of Jury Trial. EACH OF TENANT AND LANDLORD HEREBY WAIVES IRREVOCABLY THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING IN WHICH TENANT AND LANDLORD ARE PARTIES.
[The remainder of this page is intentionally left blank.]

8

     IN WITNESS WHEREOF, Landlord and Tenant have executed this instrument as of the day and year first above written.

LANDLORD:

ZELLER MANAGEMENT CORPORATION,
an Illinois corporation, not personally, but solely in its
capacity as agent for Zeller 401 Property, L.L.C., Z-401
Castleton, L.L.C. and LRH-401 Michigan Avenue, LLC,
as tenants in common

By:	/s/ Reuben C. Warshawsky
	Name:	Reuben C. Warshawsky
	Title:	Chief Operating Officer

TENANT: HEALTHCARE SERVICES, INC., a Delaware corporation, d/b/a Accretive Health
By:	/s/ Greg Kazarian
	Name:	Greg Kazarian
	Title:	Senior Vice President and General Counsel

9

CERTIFICATE
(If Tenant is a corporation)
     I, Greg Kazarian Secretary of HEALTHCARE SERVICES, INC., Tenant, hereby certify that the officer(s) executing the foregoing Amendment on behalf of Tenant was/were duly authorized to act in his/their capacities as SENIOR VICE PRESIDENT and GENERAL COUNSEL, and his/their action(s) are the action of Tenant.
(Corporate Seal)

/s/ Greg Kazarian
Secretary

EXHIBIT A-2
Expansion Space
[See Attached]

A2-1

EXHIBIT B-1
Form of Work Letter
[See Attached]

B1-1

WORK LETTER
(Tenant Work)
     This WORK LETTER AGREEMENT (this “Work Letter”) is entered into as of the 30th day of January, 2007, by ZELLER MANAGEMENT CORPORATION, an Illinois corporation, not personally, but solely in its capacity as agent for owner (“Landlord”), and HEALTHCARE SERVICES, INC., a Delaware corporation, d/b/a as Accretive Health (“Tenant”). The parties hereby acknowledge that they have contemporaneously entered into that certain First Lease Amendment (the “Amendment”) for that certain space (the “Expansion Space”) containing approximately ten thousand three hundred sixty (10,360) rentable square feet, located on a portion of the seventy-seventh (27th) floor in the building known as 401 North Michigan Avenue (the “Building”), situated on certain property (including all easements appurtenant thereto) lying north of the Chicago River in Chicago, Illinois (the “Property”). The capitalized terms used herein, unless otherwise defined in this Work Letter, shall have the respective meanings ascribed to them in the Amendment, provided, however, the term “Lease” shall mean that certain lease captioned “LEASE,” dated as of May 4, 2005, by and between Landlord and Tenant as amended by the Amendment.
     Landlord and Tenant agree that their respective rights and obligations in reference to the construction of the leasehold improvements to the Expansion Space (the “Tenant Finish Improvements”) shall be as follows:
     1. Work. Tenant, at its sole cost and expense, shall perform, or cause to be performed, the work (the “Work”) in the Expansion Space provided for in the Approved Plans (as defined in Paragraph 2 hereof). Subject to Tenant’s satisfaction of the conditions specified in this Work Letter, Tenant shall be entitled to Landlord’s Contribution (as defined in Paragraph 8 below).
     2. Pre-Construction Activities.
          (a) Tenant’s Pre-Construction Deliveries. On or before ten (10) days prior to commencement of the Work, Tenant shall submit the following information and items to Landlord for Landlord’s review and approval.
               (i) A detailed critical path construction schedule containing the major components of the Work and the time required for each, including the scheduled commencement date of the Work, milestone dates and the estimated date of completion of construction.
               (ii) An itemized statement of estimated construction costs, including fees for permits and architectural and engineering fees.
               (iii) Evidence satisfactory to Landlord of Tenant’s ability to pay the cost of the Work (to the extent such cost exceeds Landlord’s Contribution) as and when payments for same become due.

B-1

               (iv) The names and addresses of Tenant’s Contractors for the Work. Landlord reserves the right to approve or disapprove all or any one (1) or more of Tenant’s Contractors, which approval shall not be unreasonably withheld, conditioned or delayed. Attachment B-1 lists approved general contractors and subcontractors for performance of those portions of the Work involving electrical, mechanical, plumbing, heating, air conditioning or life safety systems, from which Tenant must select its contractors for such designated portions of the Work. Landlord hereby approves Executive Construction, Inc. as Tenant’s general contractor.
               (v) Certificates of insurance as hereinafter described. Tenant shall not permit Tenant’s Contractors to commence any portion of the Work until the required insurance has been obtained and certified copies of policies or certificates have been delivered to Landlord.
               (vi) The Plans (as hereinafter defined) for the Work, which Plans shall be subject to Landlord’s approval in accordance with Paragraph 2(b) below.
Tenant will update such information and items by notice to Landlord of any changes.
          (b) Approved Plans. As used herein, the term “Approved Plans” shall mean the Plans (as hereinafter defined), as and when approved in writing by Landlord. As used herein, the term “Plans” shall mean the full and detailed architectural and engineering plans and specifications covering the Work, which are described in Attachment B-1, including, without limitation, architectural, mechanical and electrical working drawings for the Work, prepared by Architect (as hereinafter defined) and a consulting engineer acceptable to the Landlord. Tenant shall utilize The Environments Group (“Architect”) to provide architectural drawings and McGuire Engineers to provide fully engineered mechanical and electrical plans for the construction of the Tenant Finish Improvements. Landlord may designate the type of materials to be used in the construction of the Tenant Finish Improvements (hereinafter referred to as “Building Standard Construction”). The Plans shall incorporate Building Standard Construction to the greatest extent consistent with design requirements; all non-Building Standard Construction will be reviewed by Landlord and included in architectural and engineering documents for Landlord’s approval. The Plans shall be subject to the approval of all local governmental authorities requiring approval of the Work and/or the Approved Plans. Landlord shall give its approval or disapproval (providing specific details in the case of disapproval) of the Plans within five (5) business days after their delivery to Landlord. If Landlord does not notify Tenant of its approval or disapproval of the Plans within such five (5) business day period, then Landlord shall be deemed to have disapproved such Plans. Landlord agrees not to unreasonably withhold its approval of the Plans; provided, however, that Landlord shall not be deemed to have acted unreasonably if it withholds its approval of the Plans because, in Landlord’s opinion: (i) the Work as shown in the Plans is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (ii) the Work as shown on the Plans might adversely impair Landlord’s ability to furnish services to Tenant or other tenants; (iii) the Work as completed would increase the cost of operating the Building; (iv) the Work would violate any governmental laws, rules or

B-2

ordinances (or interpretations thereof); (v) the Work contains or uses hazardous or toxic materials or substances; (vi) the Work would adversely affect the appearance of the Building; (vii) the Work might adversely affect another tenant’s premises; or (viii) the Work is prohibited by any mortgage or deed of trust encumbering the Building. The foregoing reasons, however, shall not be exclusive of the reasons for which Landlord may withhold consent, whether or not such other reasons are similar or dissimilar to the foregoing. If Landlord notifies Tenant that changes are required to the Plans, Tenant shall, within five (5) business days thereafter, submit to Landlord for its approval, the Plans amended in accordance with such required changes. The Plans shall also be revised and the Work shall be changed, all at Tenant’s cost and expense, to incorporate any work required on the Expansion Space by any local governmental field inspector. Landlord’s approval of the Plans shall in no way be deemed to be (i) an acceptance or approval of any element contained therein which is in violation of any applicable laws, ordinances, regulations or other governmental requirements, or (ii) an assurance that work done pursuant to the Approved Plans will comply with all applicable laws (or with the interpretations thereof) or satisfy Tenant’s objectives and needs.
          (c) Commencement of the Work. No Work shall be undertaken or commenced by Tenant in the Expansion Space until (i) Tenant has delivered, and Landlord has approved, all information and items set forth in Paragraph 2(a) above, (ii) Tenant has obtained all necessary building permits, (iii) Tenant has designated Tenant’s Representative (as defined in Paragraph 10) pursuant to Paragraph 11, and (iv) proper provision has been made by Tenant for payment in full of the cost of the Work.
     3. Delays. In the event Tenant fails to deliver, or deliver in sufficient and accurate detail, the information required under Paragraph 2 above on or before the respective dates specified in Paragraph 2 for such information, or in the event Tenant, for any reason, fails to complete the Work on or before the Expansion Commencement Date, Tenant shall be responsible for Rent with respect to the Expansion Space and all other obligations set forth in the Lease with respect thereto from the Expansion Commencement Date regardless of the degree of completion of the Work on such date, and no such delay in completion of the Work shall relieve Tenant of any of its obligations under the Lease.
     4. Charges and Fees. Tenant shall reimburse Landlord for its out-of-pocket costs and expenses associated with review of the Plans and coordination of the Work.
     5. Change Orders. All changes to the Approved Plans requested by Tenant must be approved by Landlord in advance of the implementation of such changes as part of the Work. All delays caused by Tenant-initiated change orders, including, without limitation, any stoppage of the Work during the change order review process, are solely the responsibility of Tenant and shall cause no delay in the Expansion Commencement Date nor relieve Tenant of its obligations under the Lease (including, without limitation, Tenant’s obligation to pay Rent) or under this Work Letter. All increases in the cost of the Work resulting from such change orders shall be borne by Tenant.

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     6. Standards of Design and Construction and Conditions of Tenant’s Performance. All Work done in or upon the Expansion Space by Tenant shall be done according to the standards set forth in this Paragraph 6 and the Building’s Contractor and Vendor Guidelines attached hereto as Attachment B-2, except as the same may be modified in the Approved Plans.
          (a) The Approved Plans and all design and construction of the Work shall comply with all applicable statutes, ordinances, regulations, laws, codes and industry standards, including, but not limited to, requirements of Landlord’s fire insurance underwriters.
          (b) Tenant shall, at its sole cost and expense, obtain all required building permits and occupancy permits. Tenant’s failure to obtain such permits shall not cause a delay in the Expansion Commencement Date or the obligation to pay Rent or any other obligations set forth in the Lease.
          (c) Tenant’s Contractors shall be licensed contractors, possessing good labor relations, capable of performing quality workmanship and working in harmony with Landlord’s contractors and subcontractors and with other contractors and subcontractors in the Building. All of the Work shall be coordinated with any other construction or other work in the Building in order not to adversely affect construction work being performed by or for Landlord or its tenants.
          (d) Landlord shall have the right, but not the obligation, to perform, on behalf of and for the account of Tenant, subject to reimbursement by Tenant, any work which pertains to patching of the Work and other work in the Building that arises as a result of the performance of the Work.
          (e) Tenant shall use only new, first-class materials in the Work, except where explicitly shown in the Approved Plans. All Work shall be done in a good and workmanlike manner. Tenant shall obtain contractors’ warranties of at least one (1) year in duration from the completion of the Work against defects in workmanship and materials on all work performed and equipment installed in the Expansion Space as part of the Work.
          (f) Tenant and Tenant’s Contractors shall make all efforts and take all steps appropriate to assure that all construction activities undertaken comport with the reasonable expectations of all tenants and other occupants of a fully-occupied (or substantially fully occupied) first-class office building and do not unreasonably interfere with the operation of the Building or with other tenants and occupants of the Building. In any event, Tenant shall comply with all reasonable rules and regulations existing from time to time at the Building. Tenant and Tenant’s Contractors shall take all precautionary steps to minimize dust, noise and construction traffic, and to protect their facilities and the facilities of others affected by the Work and to properly police same. Construction equipment and materials are to be kept within the Expansion Space and delivery and loading of equipment and materials shall be done at such locations and at such time as Landlord shall reasonably direct so as not to burden the construction or

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operation of the Building. Tenant may perform Work during business hours and shall not be required to use overtime labor, subject to the Building’s Contractor and Vendor Guidelines attached as Attachment B-2 to this Work Letter. If and as required by Landlord, the Expansion Space shall be sealed off from the balance of the office space on the floor(s) containing the Expansion Space so as to minimize the dispersement of dirt, debris and noise.
          (g) Landlord shall have the right to order Tenant or any of Tenant’s Contractors who violate the requirements imposed on Tenant or Tenant’s Contractors in performing the Work to cease working and remove its equipment and employees from the Building. No such action by Landlord shall delay the Expansion Commencement Date or the obligation to pay Rent or any other obligations set forth in the Lease.
          (h) Tenant shall not be charged for building standard HVAC service or use of loading dock or freight elevators during normal business hours on a non-exclusive use basis, however all material deliveries shall be made during off hours which there will be a fee for overtime use of the freight elevator. Tenant shall apply and pay for all utility meters required. Tenant shall pay for all support services provided by Landlord’s contractors at Tenant’s request or at Landlord’s discretion resulting from breaches or defaults by Tenant under this Work Letter. All use of freight elevators is subject to scheduling by Landlord and the rules and regulations of the Building as outlined in Exhibit D to the Lease. Tenant shall arrange and pay for removal of construction debris and shall not place debris in the Building’s waste containers. If required by Landlord, Tenant shall sort and separate its waste and debris for recycling and/or environmental law compliance purposes.
          (i) Tenant shall permit access to the Expansion Space to, and the Work shall be subject to inspection by, Landlord and Landlord’s architects, engineers, contractors and other representatives, at all reasonable times during the period in which the Work is being constructed and installed and following completion of the Work, subject to the safety requirements of Tenant’s Contractors.
          (j) Tenant shall proceed with the Work expeditiously, continuously and efficiently. Tenant shall notify Landlord upon completion of the Work and shall furnish Landlord and Landlord’s title insurance company with such further documentation as may be necessary under Paragraphs 8 and 9 below.
          (k) Tenant shall have no authority to deviate from the Approved Plans in performance of the Work, except as authorized by Landlord and its designated representative in writing. Tenant shall furnish to Landlord “as-built” drawings of the Tenant Finish Improvements within thirty (30) days after completion of the Work as required in Attachment B-1.
          (l) Landlord shall have the right to run utility lines, pipes, conduits, duct work and component parts of all mechanical and electrical systems where necessary or desirable through the Expansion Space, to repair, alter, replace or remove the same, and to require Tenant to install and maintain proper access panels thereto. In the event

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that Tenant constructs an open office space with exposed structure and mechanical duct work, any such facilities which Landlord elects to run through the Premises must be treated in the same aesthetic manner as the Premises, and Tenant shall have the right to reasonably approve and coordinate the location of any such facilities.
          (m) Tenant shall impose on and enforce all applicable terms of this Work Letter against Architect and Tenant’s Contractors.
     7. Insurance and Indemnification.
          (a) In addition to any insurance which may be required under the Lease, Tenant shall secure, pay for and maintain, or cause Tenant’s Contractors to secure, pay for and maintain during the continuance of the Work, insurance in the following minimum coverages and the following minimum limits of liability:
               (i) Worker’s Compensation and Employer’s Liability Insurance with limits of not less than $1,000,000.00, or such higher amounts as may be required from time to time by any Employee Benefit Acts or other statutes applicable where the Work is to be performed, and in any event sufficient to protect Tenant’s Contractors from liability under the aforementioned acts.
               (ii) Commercial General Liability Insurance (including Contractors’ Protective Liability) in an amount not less than $1,000,000.00 per occurrence, whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof with a minimum aggregate limit of $2,000,000.00 and with umbrella coverage with limits not less than $3,000,000.00. Such insurance shall provide for explosion and collapse, completed operations coverage and broad form blanket contractual liability coverage and shall insure Tenant’s Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant’s Contractors or by anyone directly or indirectly employed by any of them.
               (iii) Comprehensive Automobile Liability Insurance, including the ownership, maintenance and operation of any automotive equipment, owned, hired, or non-owned in an amount not less than $1,000,000.00 for each person in one accident, and $1,000,000.00 for injuries sustained by two or more persons in any one accident and property damage liability in an amount not less than $1,000,000.00 for each accident. Such insurance shall insure Tenant’s Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant’s Contractors, or by anyone directly or indirectly employed by any of them.
               (iv) “All-risk/Special Form” builder’s risk insurance upon the entire Work to the full insurable value thereof. This insurance shall include the interests of Landlord and Tenant (and their respective contractors and subcontractors of any tier

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to the extent of any insurable interest therein) in the Work and shall insure against the perils of fire and extended coverage and shall include “all-risk/special form” builder’s insurance for physical loss or damage including, without duplication of coverage, vandalism and malicious mischief. If any materials used (or to be used) in connection with the Work are stored off the site of the Building or in transit to such site are not covered under such “all-risk/special form” builder’s risk insurance, then Tenant shall effect and maintain similar property insurance on such materials. Any loss insured under such “all-risk” builder’s risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord, as trustee for the insured parties, as their interests may appear.
               (v) Crime Insurance in an amount not less than $100,000.00, which shall include coverage for fidelity, money and securities on and off the premises, transit, and depositors forgery coverage. Such insurance shall protect Zeller Realty Group as their interest may appear for any dishonest or fraudulent acts of contractors’ employees, any loss of money and securities by destruction, disappearance or wrongful abstraction while in the care, custody or control of the contractor or contractor’s employees.
               (vi) Zeller Management Corporation shall be the certificate holder on any such insurance required under this Paragraph 7.
          All policies (except the worker’s compensation policy) shall be endorsed to include as additional insured parties the parties required by the Lease and such additional persons as Landlord has designated. Designated additional insured parties are as follows (such additional insureds to be identified exactly as indicated below):
LRH-401 Michigan Avenue, LLC;
Zeller Realty Group;
Zeller Development Corporation;
Zeller Management Corporation;
LaSalle Bank, as Trustee of Trust No. 128497;
Z-401 Castleton, L.L.C.;
Zeller Castleton, L.L.C.;
Zeller-401 Property, L.L.C.;
Zeller-401 Rait, LLC;
Zeller-401, L.L.C.; and

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GEMSA Loan Services, LP., as Master Servicer in trust for the Registered Holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass Through Certificates Series 2005-C1, c/o Bank of America, N.A. as Subservicer.
          The waiver of subrogation provisions contained in the Lease shall apply to all insurance policies (except the workmen’s compensation policy) to be obtained by Tenant pursuant to this Paragraph. The insurance certificates shall provide that the insurer shall endeavor to give all additional insured parties thirty (30) days’ prior written notice of any reduction or cancellation for non-renewal of coverage (except that ten (10) days’ notice shall be sufficient in the case of cancellation for non-payment of premium). The insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by said additional insured parties. Additionally, where applicable, each policy shall contain a cross-liability and severability of interest clause.
          (b) Without limitation of the indemnification provisions contained in the Lease, to the fullest extent permitted by law and subject to the waiver of subrogation provisions contained in the Lease, Tenant agrees to indemnify, protect, defend and hold harmless Landlord, the parties listed, or required by, the Lease to be named as additional insured parties, the designated additional insureds provided above, Landlord’s contractors, Landlord’s architects, and their respective beneficiaries, partners, directors, officers, employees and agents, from and against all claims, liabilities, losses, damages and expenses of whatever nature arising out of or in connection with the Work or the entry of Tenant or Tenant’s Contractors into the Building and the Expansion Space, including without limitation, mechanic’s liens, the cost of any repairs to the Expansion Space or Building necessitated by activities of Tenant or Tenant’s Contractors, bodily injury to persons or damage to the property of Tenant, its employees, agents, invitees, licensees or others, except where due to Landlord’s negligence. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same or any other indemnity or insurance provision of the Lease.
     8. Landlord’s Contribution; Excess Amounts. Upon completion of the Work, Tenant shall furnish Landlord with full and final waivers of liens and contractors’ affidavits and statements and, if applicable, a Payment Application (as hereinafter defined), all of the foregoing to be submitted in the forms attached hereto as Attachment B-3, from all parties performing labor or supplying materials or services in connection with the Work showing that all of the parties have been compensated in full and waiving all liens in connection with the Expansion Space and Building. Tenant shall submit to Landlord a detailed breakdown of Tenant’s total construction costs, together with such evidence of payment as is reasonably satisfactory to Landlord.
     As the Work progresses, Landlord shall make a dollar contribution in the amount of Five Hundred Eighteen Thousand and No/100 Dollars ($518,000.00) (“Landlord’s Contribution”) (which is $50.00 per square foot of rentable area of the Expansion

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Space) for application to the extent thereof to the cost of the Work (which amount shall include the out-of-pocket costs and expenses owed by Tenant to Landlord pursuant to this Work Letter). Distribution of funds is further defined in Paragraph 9 of this Work Letter. Landlord may deduct from Landlord’s Contribution any amounts due to Landlord or its architects or engineers under this Work Letter before disbursing any other portion of Landlord’s Contribution. If, as of December 31, 2007, the total cost of the Work for which Tenant or Tenant’s Contractors have applied for payment from Landlord is less than Landlord’s Contribution (such difference shall hereinafter be referred to as the “Contribution Balance”), then Tenant shall receive Net Rent abatement (to be applied to Net Rent first coming due under the Lease) in an amount equal to the Contribution Balance.
     9. Construction Payments; Excess Costs. Landlord will pay Landlord’s Contribution by paying Tenant’s Contractors as the Work progresses. Landlord will make payments directly to Tenant’s Contractors upon receipt by Landlord of lien waivers and sworn statements from Tenant’s Contractors and other applicable parties, a Payment Application, and, if determined by Landlord to be necessary or appropriate, upon a title insurance company’s willingness to issue title insurance over mechanic’s liens relating to Tenant’s Contractors and the Work to the date of each draw, all of the foregoing to be submitted in the forms attached hereto as Attachment B-3, from all parties performing labor or supplying materials or services in connection with the Work. If Tenant satisfies the conditions for payment set forth in this Work Letter and Tenant is not in default under the Lease beyond the expiration of applicable grace or notice and cure periods, Landlord shall pay Tenant’s Contractors within sixty (60) days of delivery of each draw request and pertinent documentation as described herein. The application for payment must be representative of work in place. Whether or not Landlord’s Contribution has been paid in full, with respect to all requests for payment submitted by Tenant’s Contractors, Tenant will furnish to Landlord such contractor’s affidavits, tenant (owner) statements, partial and final waivers of lien, architect’s certificates and any additional documentation (including, without limitation, contractor personal undertakings) which may be requested by Landlord. If Tenant satisfies the conditions for payment set forth in this Work Letter and Tenant is not in default beyond the expiration of applicable grace or notice and cure periods and Landlord wrongfully fails or refuses to pay Landlord’s Contribution as set forth herein, Tenant may offset against Rent next due under the Lease the amount of Landlord’s Contribution that Landlord has improperly failed or refused to fund.
     If the cost of the Work exceeds Landlord’s Contribution, including, without limitation, any such excess resulting from Tenant-initiated change orders pursuant to Paragraph 5, then Tenant shall have sole responsibility for the cost of such excess amount (the “Overage”) and shall deposit such Overage with Landlord pursuant to this Paragraph 9. With respect to each Payment Application, Tenant shall, within three (3) business days after requested by Landlord, deposit funds with Landlord in amounts sufficient to pay the Overage Estimate Amount (as hereinafter defined). If upon completion of the Work and payment of all costs of the Work, the total of the Overage Estimate Amounts so deposited by Tenant exceed the actual amount of the Overage, Tenant shall receive a refund of the difference, and if total of the Overage Estimate

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Amounts so deposited by Tenant are less than the Overage, Tenant shall pay the difference to Landlord within three (3) business days after requested by Landlord. Any amounts that Tenant is required to pay under this Work Letter, including, but not limited to, the Overage, shall be referred to as “Tenant’s Cost” herein. Tenant’s Cost shall be deemed additional rent under the Lease.
     The “Total Projected Costs” shall mean the total projected costs of the Work as evidenced by the sworn statements to be provided by Tenant and Tenant’s Contractors from time to time pursuant to this Paragraph 9.
     The “Adjusted Denominator” shall equal the difference between (x) the Total Projected Costs and (y) the total amount of Landlord’s Contribution previously applied to the payment of the Work.
     The “Overage Percentage” shall equal the quotient of (x) the Overage and (y) the Adjusted Denominator.
     A “Payment Application” shall mean an application submitted by Tenant’s Contractors for which payment is sought pursuant to such written request in the form attached hereto as Attachment B-3.
     The “Overage Estimate Amount” shall equal the product (x) the Overage Percentage and (y) the amount of payment sought pursuant to the Payment Application.
     10. Miscellaneous.
          (a) As part of Building-standard work in the Expansion Space (and solely with respect thereto), the cost of which will not be paid with Landlord’s Contribution, Landlord will repair and replace any damaged or missing perimeter induction covers and install drywall around the perimeter curtain wall and interior structural columns. If any hose connection cabinet located within the Expansion Premises is not required pursuant to applicable statutes, ordinances, regulations, laws or codes, then Landlord shall remove any such hose connection cabinet and the piping associated therewith, the cost of which will not be paid with Landlord’s Contribution, provided, however, if any such hose connection cabinet is required pursuant to applicable statutes, ordinances, regulations, laws or codes, and Tenant desires to relocate the same, then Tenant shall be solely responsible for the costs thereof (but such costs, subject to Paragraphs 8 and 9 hereof, may be paid from Landlord’s Contribution).
          (b) If the Plans for the Work require the construction and installation of more fire hose cabinets or telephone/electrical closets than the number regularly provided by Landlord in the core of the Building in which the Expansion Space is located, Tenant agrees to pay all costs and expenses arising from the construction and installation of such additional fire hose cabinets or telephone/electrical closets.
          (c) Time is of the essence of this Work Letter.

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          (d) Any person signing this Work Letter on behalf of Landlord and Tenant warrants and represents that such person has authority to sign and deliver this Work Letter and bind the party on behalf of which it has been signed.
          (e) Tenant’s failure to pay any amounts owed by Tenant hereunder when due or Tenant’s failure to perform its obligations hereunder shall also constitute a default under the Lease after expiration of applicable cure periods under the Lease and Landlord shall have all the rights and remedies granted to Landlord under the Lease for nonpayment of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder (including any right to perform such obligations as may be permitted under the Lease).
          (f) Notices under this Work Letter shall be given in the same manner as under the Lease.
          (g) The liability of Landlord hereunder or under any amendment hereto or any instrument or document executed in connection herewith (including, without limitation, the Lease) shall be subject to the limitations of liability set forth in the Lease.
          (h) The headings set forth herein are for convenience only.
          (i) This Work Letter and the Amendment set forth the entire agreement of Tenant and Landlord regarding the Work. This Work Letter may only be amended if in writing, duly executed by both Landlord and Tenant.
          (j) All amounts due from Tenant hereunder shall be deemed to be Rent due under the Lease.
          (k) This Work Letter may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument, binding on the parties, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. This Work Letter may be delivered by facsimile or email transmission. This Work Letter shall be effective if each party hereto has executed and delivered at least one counterpart hereof.
     11. Tenant’s Representative.
Tenant shall appoint a person (“Tenant’s Representative”) who may be either an employee or a third party consultant to represent Tenant in performing daily supervision of the Work. Such person shall be familiar with all rules and regulations and procedures of the Building and all personnel of the Building engaged directly or indirectly in the management, operation and construction of the Building and shall serve as a liaison between Landlord and Tenant with respect to the Work. The entire cost and expense of Tenant’s Representative shall be borne and paid for by Tenant (subject to Tenant’s right to use all or any part of Landlord’s Contribution to reimburse Tenant for the same).

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     12. Exculpation of Landlord and Zeller. Notwithstanding anything to the contrary contained in this Work Letter, it is expressly understood and agreed by and between the parties hereto that:
          (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in this Work Letter (collectively, “Landlord’s Work Letter Undertakings”) shall extend only to Landlord’s interest in the real estate of which the Expansion Space demised under the Lease are a part (hereinafter, “Landlord’s Real Estate”) and not to any other assets of Landlord or its officers, members, directors or shareholders; and
          (b) Except to the extent of Landlord’s interest in Landlord’s Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord’s Work Letter Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, Zeller Realty Corporation, Zeller Realty Group, Zeller Management Corporation, or against any of their respective directors, officers, members, employees, agents, constituent partners, beneficiaries, trustees or representatives.

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     IN WITNESS WHEREOF, this Work Letter is executed as of this 4th day of May, 2005.

LANDLORD: ZELLER MANAGEMENT CORPORATION, an Illinois corporation, not personally, but solely in its capacity as agent for owner
By:	/s/ Reuben C. Warshawsky
	Its:	Chief Operating Officer

TENANT: HEALTHCARE SERVICES, INC., a Delaware corporation, d/b/a Accretive Health
By:	/s/ Greg Kazarian
	Its:	Senior Vice President

B-13

ATTACHMENT B-1
CONTRACTORS AND PLANS
     1. With reference to Paragraph 2(a)(iv), the following are pre-approved general contractors to be utilized for the Work: ALPS Construction, Inc., KRAHL Construction, Interior Construction Group, JC Anderson, and Reed Illinois Corporation. With reference to Paragraph 2(a)(iv), the following are designated pre-approved subcontractors to be utilized for the Work:
          (a) HVAC — Hill Mechanical, Competitive Piping, Admiral Heating & Ventilation, Murphy Miller.
          (b) Fire Protection — U.S. Fire Protection, Superior Fire Protection, Global Fire Protection, Great Lakes Fire Protection.
          (c) Plumbing — John’s Plumbing, Competitive Piping, Millennium Piping, Great Lakes Plumbing.
          (d) Electrical — S&M Electric, Super Electric, Concur Electric, Continental Electric, Avondale Electric, Rex Electric.
          (e) Life Safety — Convergent Technologies.
     2. With reference to Paragraph 2(b), the provisions for submittal of the Plans are listed below:
          (a) The architectural drawings for the Work shall include a demolition plan and dimensioned construction plan indicating wall locations and types, door locations and types including hardware and keying requirements, carpentry and millwork requirements and similar work. The drawings shall reflect the use of building standard construction to the greatest reasonable extent possible; where nonstandard materials are used, drawings shall include elevations, material specifications, and all other information reasonably required to define the scope of the Work. The architectural drawings shall include a reflected ceiling plan showing all relocated and new light fixtures, speaker and other special systems, required modifications and repairs to existing ceiling system, if any and required, and nonstandard ceiling scope and details; the drawings submitted for Landlord review and approval shall include a circuited design/build drawing prepared by the electrical subcontractor based on the reflected ceiling plan. The architectural drawings shall include a dimensional electrical/telephone plan reflecting all special circuiting, power conditioning, grounding and other power requirements and specific requirements for rough-in for tenant-installed voice/data cabling systems; the drawings submitted for Landlord review and approval shall include a circuited design/build drawing prepared by the electrical subcontractor based on the electrical/telephone plan. The architectural drawings shall include a wall and floor finish plan with specifications. Tenant may retain such architectural firm as it chooses to prepare the drawings and specifications provided that such firm shall be acceptable to the Landlord.

Work Letter Attachment B-1-1

          (b) If the Tenant desires to install movable filing systems, safes, or equipment other than normal and customary office equipment, floor loading requirements associated with the Tenant’s proposed installation shall be reviewed by Landlord’s designated structural engineer and a letter submitted indicating that the tenant loading requirements are within the building structural design criteria or describing (and including structural drawings and specifications for) any required modifications to the base building structure.
          (c) Prior to delivery, a detailed schedule and pathway will be provided for Landlord review, including all areas affected by access of all equipment other than normal and customary office equipment and such areas which require modification for such deliveries shall be returned to its original state by Tenant.
          (d) Any and all necessary modifications to existing equipment and installations, both base building and other tenant equipment, shall be the responsibility of the Tenant.
          (e) Upon completion of the Work, the Tenant shall provide three sets of as-built field record drawings prepared by its architect and three sets of as-built drawings prepared by the mechanical and electrical subcontractors. If Landlord requests that such drawings be prepared upon a CAD disk and Tenant must bear an extra cost associated with a CAD disk, then Landlord will pay the cost of same.
     3. (Intentionally Omitted)

Work Letter Attachment B-1-2

WORK LETTER ATTACHMENT B-2
CONTRACTOR GUIDELINES
[Please see attached.]

Work Letter Attachment B-2

WORK LETTER ATTACHMENT B-3
FORMS FOR PROCESSING LANDLORD’S CONTRIBUTION
[Please see attached.]

Work Letter Attachment B-3

SECOND LEASE AMENDMENT
     THIS SECOND LEASE AMENDMENT (this “Second Amendment”) is made as of November 26, 2008 (the “Effective Date”), by and between ZELLER MANAGEMENT CORPORATION, an Illinois corporation, not personally, but solely in its capacity as agent for the owner (“Landlord”), and HEALTHCARE SERVICES, INC., a Delaware corporation, d/b/a Accretive Health (“Tenant”).
RECITALS:
     A. Landlord and Tenant entered into that certain lease captioned “LEASE,” dated as of May 4, 2005 (the “Original Lease”), pursuant to which Landlord leased to Tenant that certain space, containing approximately ten thousand five hundred sixty- one (10,561) rentable square feet, located on the twenty-seventh (27th) floor (the “Original Premises”), in the building known as 401 North Michigan Avenue (the “Building”), situated on certain property (including all easements appurtenant thereto) lying north of the Chicago River in Chicago, Illinois (the “Property”).
     B. Landlord and Tenant entered into that amendment captioned “FIRST LEASE AMENDMENT,” dated as of January 30, 2007 (the “First Amendment” and, together with the Original Lease, the “Lease”), pursuant to which Landlord leased to Tenant that certain space, containing approximately ten thousand three hundred sixty (10,360) rentable square feet, located on the twenty-seventh (27th) floor (the “First Expansion Space”), in the Building.
     C. The term (the “Term”) of the Lease for both the Original Premises and the First Expansion Space currently expires October 31, 2013.
     D. Landlord is willing to lease to Tenant and Tenant desires to lease from Landlord that certain space as shown hatched on the plan attached hereto and made a part hereof as Exhibit A-3 (the “Second Expansion Space”), commonly known as Suite 1800 and containing approximately six thousand six hundred eight (6,608) rentable square feet, located on a portion of the eighteenth (18th) floor of the Building, on the terms and conditions hereinafter set forth, for a term (the “Second Expansion Space Term”) commencing on February 1, 2009 (the “Second Expansion Space Commencement Date”), and expiring on October 31, 2014, unless sooner terminated as provided in the Lease (as modified by this Second Amendment).
     E. Landlord is willing to lease to Tenant and Tenant desires to lease from Landlord the Third Expansion Space (as defined below), on the terms and conditions hereinafter set forth, for the Third Expansion Space Term (as defined below).
     F. The parties desire to amend the Lease, all on the terms and conditions hereinafter set forth.

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     NOW, THEREFORE, for and in consideration of the mutual terms and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant covenant and agree as follows:
     1. Recitals. The foregoing recitals shall constitute a part of the agreement of the parties contained in this Second Amendment.
     2. Defined Terms. Unless defined in this Second Amendment, all capitalized terms shall have the meanings ascribed to them in the Lease.
     3. Effective Date. Unless otherwise specified, this Second Amendment shall become effective as an amendment to the Lease as of the Effective Date and shall continue in effect until otherwise amended by the parties in writing or until expiration or sooner termination of the Lease.
     4. Condition of the Premises. Tenant is currently in occupancy of the Original Premises and the First Expansion Space and leases the same “AS IS,” with no obligation on the part of Landlord to restore, alter or improve the Original Premises, the First Expansion Space or the Building, or to provide any allowance therefor, except as specifically provided in the Lease, herein, in the Second Expansion Space Work Letter (as hereinafter defined in Paragraph 5B) or in the Third Expansion Space Work Letter (as hereinafter defined in Paragraph 7C).
     5. Second Expansion Space.
          A. Effective as of the Second Expansion Space Commencement Date, the Second Expansion Space shall be added to the Premises (as defined in the Lease) and shall be deemed a part of the Premises. Therefore, as of the Second Expansion Space Commencement Date, the Premises shall consist of approximately twenty seven thousand five hundred twenty-nine (27,529) square feet of rentable area located in the Building.
          B. Tenant shall accept the Second Expansion Space in its “AS IS” condition. Except as specifically provided in the Lease, herein or in the work letter agreement (the “Second Expansion Space Work Letter”) signed by Landlord and Tenant, the form of which is attached hereto as Exhibit B-2, Landlord shall have no obligation to restore, alter or improve the Second Expansion Space or the Building during the Second Expansion Space Term or to provide any allowance therefor as a result of this Second Amendment.
          C. If Tenant shall take possession of all or any part of the Second Expansion Space prior to the Second Expansion Space Commencement Date, all of the covenants and conditions of the Lease, as modified by this Second Amendment (other than, solely with respect to the Second Expansion Space, the payment of Rent), shall be binding upon the parties hereto in respect of such possession the same as if the

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Second Expansion Space Commencement Date had been fixed as of the date when Tenant took such possession.
     6. Second Expansion Space Net Rent. On the Second Expansion Space Commencement Date, Article 2 of the Lease is hereby amended to include the following:
     (C) Tenant shall also pay to Landlord or Landlord’s agent at the office of Landlord or at such other place as Landlord may from time to time designate, annual Net Rent for the Second Expansion Space (as defined in Recital D of the Second Amendment), in equal monthly installments, each in advance on the first day of each and every calendar month during the Second Expansion Space Term (as defined in Recital D of the Second Amendment), as follows:

		Net Rent Per
		Rentable Square	Monthly Installment
Period	Period Net Rent	Foot	of Net Rent

February 1, 2009 — January 31, 2010	$138,768.00	$21.00	$11,564.00

February 1, 2010 — January 31, 2011	$142,931.04	$21.63	$11,910.92

February 1, 2011 — January 31, 2012	$147,226.20	$22.28	$12,268.85

February 1, 2012 — January 31, 2013	$151,653.60	$22.95	$12,637.80

February 1, 2013 — January 31, 2014	$156,213.12	$23.64	$13,017.76

February 1, 2014 — October 31, 2014	$120,678.57	$24.35	$13,408.73
          If the Second Expansion Space Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Net Rent for the Second Expansion Space for such fractional month shall be prorated on the basis of one-thirtieth (1/30th) of the Monthly Installment of Net Rent for the Second Expansion Space for each day of such fractional month. Net Rent for the Second Expansion Space shall be payable without any prior demand therefor and without any deductions or set-offs whatsoever, except as otherwise expressly provided in this Lease.
     Beginning on November 1, 2014 and continuing through the Extended Expiration Date (as defined in Paragraph 7A of the Second Amendment), Net Rent for the Second Expansion Space shall be adjusted so that it is, at all times, based on the

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Net Rent Per Rentable Square Foot for the Third Expansion Space (as defined in Paragraph 7A of the Second Amendment) shown in Article 2(D) of this Lease (as amended by the Second Amendment). By way of example and without limitation, if November 1, 2014 occurs during “Expansion Lease Year 5” (as shown in Article 2(D) of this Lease), then (i) the Net Rent Per Rentable Square Foot for the Second Expansion Space for the remainder of Expansion Lease Year 5 would be equal to Twenty-Five and 88/100 Dollars ($25.88) per rentable square foot, which for the Second Expansion Space would result in a Monthly Installment equal to Fourteen Thousand Two Hundred Fifty-One and 25/100 Dollars ($14,251.25) per month, and (ii) the Net Rent per rentable square foot of the Second Expansion Space would be increased on the first (1st) day of each successive Expansion Lease Year thereafter to remain, at all times, based upon the Net Rent Per Rentable Square Foot for the Third Expansion Space, and the Monthly Installment and Period Net Rent for the Second Expansion Space would be likewise adjusted, resulting in a Monthly Installment of Net Rent of Fifteen Thousand Three Hundred Fifty-Two and 59/100 Dollars ($15,352.59) and a Period Net Rent of One Hundred Eighty-Four Thousand Two Hundred Thirty-One and 08/100 Dollars ($184,231.08) for Expansion Lease Year 6, and so on. Within ninety (90) days after the “Third Expansion Space Commencement Date” (as defined in the Second Amendment), Landlord shall deliver to Tenant a rent schedule, calculated pursuant to the provisions of this Article 2(C), for the period commencing on November 1, 2014 and continuing through the Extended Expiration Date which, in the absence of manifest error, shall be binding upon Landlord and Tenant; provided, however, that Landlord’s failure to deliver such rent schedule shall in no way limit Tenant’s obligations to pay Net Rent pursuant to this Article 2.
     7. Third Expansion Space.
          A. Subject to the terms of this Paragraph 7A, Landlord anticipates that it will be able to deliver possession of that certain space as shown hatched on the plan attached hereto and made a part hereof as Exhibit A-4, containing approximately twenty-two thousand one hundred sixty-five (22,165) square feet of rentable area located on the twenty-sixth (26th) floor of the Building (the “Third Expansion Space”), on or before June 1, 2010 (the “Occupancy Date”); provided, however, that if Landlord is unable to deliver possession of the Third Expansion Space to Tenant on or before June 1, 2010 for any reason, including, without limitation, as a result of the failure of SSI (US), Inc. (“Spencer Stuart”) to vacate the Third Expansion Space prior to the Occupancy Date, then the Occupancy Date shall be the date on which Landlord actually delivers possession of the Third Expansion Space to Tenant, and no liability shall arise against Landlord by reason of any such delay, except as specifically provided in this Paragraph 7A. If Landlord receives notice from Spencer Stuart that Spencer Stuart does not intend to vacate the Third Expansion Space on or before May 31, 2010, or if Spencer Stuart does not vacate the Third Expansion Space on or before such date, then Landlord shall take reasonable efforts to promptly inform Tenant of any such notice or failure to vacate.

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     (i) In the event the Occupancy Date is delayed past June 1, 2010, and provided Tenant is not in default hereunder beyond any applicable grace or notice and cure periods, then Landlord, as a concession to Tenant, shall endeavor to make available for use by Tenant contiguous temporary space containing not less than fifty percent (50%) of the rentable square feet located on a floor in the Building (the “Temporary Space”) for a period (the “Temporary Space Term”) commencing on June 1, 2010 and expiring on the earlier to occur of (a) the Third Expansion Space Commencement Date or, (b) if Tenant terminates the Lease pursuant to Paragraph 7A(vi) below, November 30, 2011. If Tenant accepts the Temporary Space for occupancy, Tenant will lease the Temporary Space subject to all of the terms and conditions of the Lease; provided, however, during the Temporary Space Term, Tenant shall not be obligated to pay Rent with respect to the Temporary Space. Prior to Landlord’s delivery of the Temporary Space, Landlord shall provide to Tenant a hatched plan specifying the number of rentable square feet in the Temporary Space.
     (ii) Tenant agrees to accept the Temporary Space in its “AS IS” condition as existing on the date such space becomes available for occupancy by Tenant, and Tenant agrees that it shall solely be liable for the cost and expense of any improvements Tenant desires to install in the Temporary Space, and for any moving costs associated with moving to or from the Temporary Space, except that Landlord agrees that the Temporary Space shall be in broom-clean condition and free of any movable tangible personal property of any prior occupant.
     (iii) In all events, Landlord’s obligation to deliver the Temporary Space pursuant to this Paragraph 7A is subject and subordinate to the rights of tenants of the Building leasing any potential Temporary Space during the Temporary Space Term.
     (iv) Tenant shall deliver the Temporary Space to Landlord on or before the expiration of the Temporary Space Term in accordance with the terms and conditions of the Lease as if such date were the expiration of the Term. If Tenant continues to occupy the Temporary Space after the expiration of the Temporary Space Term, then Tenant shall thereafter pay to Landlord Rent for the Temporary Space at the hold over rate set forth in Article 19 of the Lease. If Tenant retains possession of the Temporary Space after the expiration of the Temporary Space Term, then the Rent (prior to adjustment pursuant to Article 19 of the Lease) for the Temporary Space for the period commencing on the expiration of the Temporary Space Term and expiring on the date that Tenant delivers such space to Landlord shall be calculated as follows: (a) the Net Rent per rentable square foot of the Temporary Space shall be based on the then escalated

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Net Rent Per Rentable Square Foot for the Third Expansion Space shown in Article 2(D) of the Lease (as amended by the Second Amendment), and (b) Tenant’s Proportionate Share of Ownership Taxes and Operating Expenses under the Lease shall be increased to account for the number of rentable square feet of the Temporary Space.
     (v) If Landlord is unable to deliver the Temporary Space on or prior to the commencement of the Temporary Space Term, then (a) Tenant shall have no further right to the Temporary Space, (b) Landlord shall have no further obligation to deliver the Temporary Space to Tenant and (c) Tenant’s obligation to pay Rent for the Third Expansion Space shall be abated by two (2) days for each one (1) day during the period commencing on June 1, 2010 and expiring on the Occupancy Date. Such abatement shall apply solely to the payment of Rent for the Third Expansion Space first coming due after the expiration of the Third Expansion Space Abatement Period (as hereinafter defined) and shall not be applicable to any other charges, expenses or costs payable by Tenant under the Lease or otherwise. In the event of Tenant’s default beyond any applicable grace or notice and cure periods during any period that Tenant is enjoying the benefit of the abatement under this Paragraph 7A(v), then such abatement will be immediately extinguished and of no further force or effect, and Tenant will immediately pay to Landlord the Rent for the Third Expansion Space previously abated pursuant to this Paragraph 7A(v).
     (vi) In the event the Occupancy Date does not occur on or before December 31, 2010 (the “Outside Occupancy Date”), then, provided that Tenant is not in default beyond any applicable grace or notice and cure period, Tenant shall have the option to terminate the Lease in its entirety as of November 30, 2011 by providing written notice of such termination (the “Delayed Occupancy Termination Notice”) to Landlord within thirty (30) days after the Outside Occupancy Date; provided, however, if Tenant fails to deliver the Delayed Occupancy Termination Notice to Landlord during such thirty-day period, then Tenant shall have no right to terminate the Lease as a result of any delay in the Occupancy Date, Landlord shall continue to endeavor to deliver the Third Expansion Space to Tenant and shall deliver the same to Tenant when it becomes available for delivery, no liability shall arise against Landlord by reason of any such delay, and Tenant shall have no further remedies hereunder as a result of any such delay. Following delivery by Tenant of any notice of termination, Landlord will cease to endeavor to deliver the Third Expansion Space to Tenant, Tenant will have no rights, and Landlord will have no obligations, with respect to the ROFO Space (as hereinafter defined in Article 38) or with respect to the Fourth Expansion Option (as defined in Article 39), and Article 38 and Article 39 will be of no further force and effect.

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          The term of the lease for the Third Expansion Space shall commence on the date that is ninety (90) days after the Occupancy Date (the “Third Expansion Space Commencement Date”) and shall expire on the last day of the month next following the tenth (10th) anniversary of the Third Expansion Space Commencement Date (unless such tenth (10th) anniversary is the last day of a month itself), unless sooner terminated as provided in the Lease (as modified by this Second Amendment) (the “Third Expansion Space Term”). The date that the Third Expansion Space Term expires is referred to herein as the “Extended Expiration Date.”
          B. Effective as of the Third Expansion Space Commencement Date, the Third Expansion Space shall be added to the Premises (as defined in the Lease) and shall be deemed a part of the Premises. Therefore, as of the Third Expansion Space Commencement Date, the Premises shall consist of approximately forty-nine thousand six hundred nine-four (49,694) square feet of rentable area located in the Building.
          C. Tenant shall accept the Third Expansion Space in its “AS IS” condition. Except as specifically provided in the Lease, herein or in the work letter agreement (the “Third Expansion Space Work Letter”) signed by Landlord and Tenant, the form of which is attached hereto as Exhibit B-3, Landlord shall have no obligation to restore, alter or improve the Third Expansion Space or the Building during the Third Expansion Space Term or to provide any allowance therefor as a result of this Second Amendment.
          D. If Tenant shall take possession of all or any part of the Third Expansion Space prior to the Third Expansion Space Commencement Date, all of the covenants and conditions of the Lease, as modified by this Second Amendment (other than, solely with respect to the Third Expansion Space, the payment of Rent), shall be binding upon the parties hereto in respect of such possession the same as if the Third Expansion Space Commencement Date had been fixed as of the date when Tenant took such possession.
     8. Third Expansion Space Net Rent. On the Third Expansion Space Commencement Date, Article 2 of the Lease is hereby amended to include the following:
     (D) Tenant shall also pay to Landlord or Landlord’s agent at the office of Landlord or at such other place as Landlord may from time to time designate, annual Net Rent for the Third Expansion Space (as defined in Paragraph 7A of the Second Amendment), in equal monthly installments, each in advance on the first day of each and every calendar month during the Third Expansion Space Term (as defined in Paragraph 7A of the Second Amendment), as follows:

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		Net Rent Per
		Rentable Square	Monthly
Period	Period Net Rent	Foot	Installment
Expansion Lease Year 1	$509,795.04	$23.00	$42,482.92
Expansion Lease Year 2	$525,088.80	$23.69	$43,757.40
Expansion Lease Year 3	$540,825.96	$24.40	$45,068.83
Expansion Lease Year 4	$557,006.40	$25.13	$46,417.20
Expansion Lease Year 5	$573,630.24	$25.88	$47,802.52
Expansion Lease Year 6	$617,960.16	$27.88	$51,496.68
Expansion Lease Year 7	$636,578.76	$28.72	$53,048.23
Expansion Lease Year 8	$655,640.76	$29.58	$54,636.73
Expansion Lease Year 9	$675,367.56	$30.47	$56,280.63
Expansion Lease Year 10	$695,537.76	$31.38	$57,961.48
     “Expansion Lease Year” means each twelve (12) month annual period (except for the first (1st) Expansion Lease Year, which may be longer), without regard to calendar years. The first (1st) Expansion Lease Year shall commence on the Third Expansion Space Commencement Date and shall expire on the last day of the twelfth (12th) full calendar month thereafter. If the Third Expansion Space Term commences on a day other than the first (1st) day of a calendar month, then the Net Rent for the Third Expansion Space for the first (1st) Expansion Lease Year shall include Net Rent for such fractional month, prorated on the basis of one-thirtieth (1/30th) of the Monthly Installment of Net Rent for the Third Expansion Space for each day of such fractional month. Each succeeding Expansion Lease Year shall commence on the first (1st) day following the end of the preceding expansion Lease Year, which should be the first day of the month. By way of example but without limitation, if the Third Expansion Space Commencement

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Date is March 15, then the last day of the first (1st) Expansion Lease Year shall be March 31 of the following year and the second (2nd) Expansion Lease Year shall commence April 1 immediately thereafter.
     Net Rent for the Third Expansion Space shall be payable without any prior demand therefor and without any deductions or set-offs whatsoever, except as otherwise expressly provided in this Lease. Notwithstanding anything to the contrary contained herein, and provided Tenant is not in default hereunder beyond any applicable grace or notice and cure periods, Tenant’s obligation to pay Rent (as defined in Article 3[H]) for eleven thousand eighty-two (11,082) rentable square feet of the Third Expansion Space (the “Third Expansion Space Abatement Area”) accruing during the first fifteen (15) months of the Third Expansion Space Term (the “Third Expansion Space Abatement Period”) shall be abated (the amount of Rent due with respect to the Third Expansion Space Abatement Area accruing during the Third Expansion Space Abatement Period shall be referred to herein as the “Third Expansion Space Abatement Amount”). Such abatement shall apply solely to payment of the monthly installments of Rent for the Third Expansion Space Abatement Area and shall not be applicable to any other charges, expenses or costs payable by Tenant under this Lease. In the event of Tenant’s default under this Lease beyond any applicable grace or notice and cure periods during any month or fractional month of the Third Expansion Space Abatement Period, Tenant shall pay to Landlord on demand the Rent for the Third Expansion Space Abatement Area for such month or fractional month, as the case may be, adjusted on a per diem basis from the date Tenant is in default until such default is cured, at which time the abatement shall be reinstated for the remainder of the Third Expansion Space Abatement Period.
     9. Tenant’s Proportionate Share.
          A. Effective as of the Second Expansion Space Commencement Date, the second sentence of Article 3(A) of the Lease is hereby deleted in its entirety and replaced with the following: “Tenant’s Proportionate Share of such Ownership Taxes is agreed to be 3.7337% (calculated by dividing the rentable area of the Premises by 737,308, which is the number of rentable square feet in the Building).”
          B. Effective as of the Second Expansion Space Commencement Date, the second sentence of Article 3(B) of the Lease is hereby deleted in its entirety and replaced with the following: “Tenant’s Proportionate Share of such Operating Expenses is agreed to be 3.7337% (calculated by dividing the rentable area of the Premises by 737,308, which is the number of rentable square feet in the Building).”
          C. Effective as of the Third Expansion Space Commencement Date, the second sentence of Article 3(A) of the Lease is hereby deleted in its entirety and replaced with the following: “Tenant’s Proportionate Share of such Ownership Taxes is agreed to be 6.7339% (calculated by dividing the rentable area of the Premises by 737,308, which is the number of rentable square feet in the Building).”

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          D. Effective as of the Third Expansion Space Commencement Date, the second sentence of Article 3(B) of the Lease is hereby deleted in its entirety and replaced with the following: “Tenant’s Proportionate Share of such Operating Expenses is agreed to be 6.7339% (calculated by dividing the rentable area of the Premises by 737,308, which is the number of rentable square feet in the Building).”
     10. Extension of Term. Effective as of the Third Expansion Space Commencement Date, the expiration of the Term of the Lease shall be extended to and include the Extended Expiration Date.
     11. Price Protection.
          A. During the period commencing on October 1, 2008 and expiring on April 30, 2009 (the “Price Protection Period”), If Landlord enters into a binding lease agreement with any other tenant or prospective tenant of the Building (i) for a term of not less than five (5) years, (ii) for office space consisting of less than one (1) full floor in the Building served by either the mid-rise or high-rise elevator bank, and (iii) with an Effective Net Rent Per Rentable Square Foot (as defined below) for the period of such lease that is less than Eleven and 45/100 Dollars ($11.45) (which amount is equal to the Effective Net Rent Per Rentable Square Foot payable by Tenant with respect to the Second Expansion Space for the Second Expansion Space Term), then, on the first and only the first occasion on which Landlord enters into such a binding lease agreement, Landlord shall provide Tenant with a dollar contribution (the “Second Expansion Space Price Protection Allowance”) in an amount equal to the present value (using an interest rate of eight percent (8%) per annum, compounded monthly) of a stream of monthly payments over sixty-nine (69) periods (i.e., the number of months comprising the Second Expansion Space Term) where the monthly payment is equal to the product of (a) the difference between one-twelfth (1/12) of the Effective Net Rent Per Rentable Square Foot payable by Tenant with respect to the Second Expansion Space for the Second Expansion Space Term (i.e., Eleven and 45/100 Dollars ($11.45)) and one-twelfth (1/12) of the Effective Net Rent Per Rentable Square Foot payable by such other tenant or prospective tenant of the Building for the period of such lease, multiplied by (b) six thousand six hundred eight (6,608) (i.e., the number of rentable square feet in the Second Expansion Space). The Second Expansion Space Price Protection Allowance shall be used solely for the purpose of improving the Third Expansion Space, and all work related thereto shall be performed in accordance with all of the terms and conditions of the Lease. In the event Tenant becomes entitled to the Second Expansion Space Price Protection Allowance, the Second Expansion Space Price Protection Allowance shall be added to the Third Expansion Space Contribution (as defined in the Third Expansion Space Work Letter) and shall be paid in accordance with the terms of the Third Expansion Space Work Letter.
          B. During the Price Protection Period, if Landlord enters into a binding lease agreement with any other tenant or prospective tenant of the Building (i) for a term of not less than ten (10) years, (ii) for office space consisting of not less than one (1) full floor in the Building, and (iii) with an Effective Net Rent Per Rentable Square Foot for the period of such lease that is less than Eleven and 39/100 Dollars ($11.39) (which

10

amount is equal to the Effective Net Rent Per Rentable Square Foot payable by Tenant with respect to the Third Expansion Space for the Third Expansion Space Term), then, on the first and only the first occasion on which Landlord enters into such a binding lease agreement, Landlord shall provide Tenant with a dollar contribution (the “Third Expansion Space Price Protection Allowance”) in an amount equal to the present value (using an interest rate of eight percent (8%) per annum, compounded monthly) of a stream of monthly payments over one hundred twenty (120) periods (i.e., the number of months comprising the Third Expansion Space Term) where the monthly payment is equal to the product of (a) the difference between one-twelfth (1/12) of the Effective Net Rent Per Rentable Square Foot payable by Tenant with respect to the Third Expansion Space for the Third Expansion Space Term (i.e., Eleven and 39/100 Dollars ($11.39)) and one-twelfth (1/12) of the Effective Net Rent Per Rentable Square Foot payable by such other tenant or prospective tenant of the Building for the period of such lease, multiplied by (b) twenty-two thousand one hundred sixty-five (22,165) (i.e., the number of rentable square feet in the Third Expansion Space). The Third Expansion Space Price Protection Allowance shall be used solely for the purpose of improving the Third Expansion Space, and all work related thereto shall be performed in accordance with all of the terms and conditions of the Lease. In the event Tenant becomes entitled to the Third Expansion Space Price Protection Allowance, the Third Expansion Space Price Protection Allowance shall be added to the Third Expansion Space Contribution and shall be paid in accordance with the terms of the Third Expansion Space Work Letter.
          C. The term “Effective Net Rent Per Rentable Square Foot” means the net effective rent per square foot determined by Landlord with ProCalc software and is identified by the designation “RSF — Net Effective Rate P/A @8.00%.” The Effective Net Rent Per Rentable Square Foot for the Second Expansion Term and the Third Expansion Term will be determined as of the Effective Date of this Second Amendment, and the Effective Net Rent Per Rentable Square Foot payable by any other tenant or prospective tenant of the Building will be calculated at the time of execution and delivery of a binding lease agreement for such tenant or prospective tenant.
          D. In the absence of manifest error, the calculation of Effective Net Rent Per Rentable Square Foot calculated by Landlord with ProCalc software shall be binding upon Landlord and Tenant.
          E. If Tenant receives the Second Expansion Space Price Protection Allowance or the Third Expansion Space Price Protection Allowance and Tenant exercises the First Contraction Option or the Second Contraction Option described in Paragraph 19 of this Second Amendment (which adds Article 40 to the Lease), then immediately following the exercise of same, Tenant shall pay to Landlord the amount of the Second Expansion Space Price Protection Allowance or the Third Expansion Space Price Protection Allowance received by Tenant.

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          F. For the purposes of this Second Amendment and the Lease, a “binding lease agreement” shall not include a letter of intent or expression of interest and shall only include an executed and delivered lease agreement that is in full force and effect and not subject to any conditions as to effectiveness or enforceability, provided, however, if Landlord makes an offer to any other tenant or prospective tenant and such tenant or prospective tenant makes a counteroffer during the Price Protection Period, or if Landlord and such tenant or prospective tenant execute and deliver a letter of intent during the Price Protection Period, and Landlord and such tenant or prospective tenant enter into a binding lease agreement during the period commencing on the expiration of the Price Protection Period and expiring on June 30, 2009, such binding lease agreement shall be deemed to have been entered into during the Price Protection Period. In addition, if the term “binding lease agreement” refers to a lease amendment, then only such amendment and not any portion of the lease or any prior lease amendment affected by such amendment will be considered a “binding lease agreement” for purposes of determining the Second Expansion Space Price Protection Allowance or the Third Expansion Space Price Protection Allowance. Accordingly, the Second Expansion Space Price Protection Allowance or the Third Expansion Space Price Protection Allowance, as applicable, will be calculated without regard to an underlying lease or lease amendment, and whether a binding lease agreement triggers the application of Paragraph 11A or Paragraph 11B will be determined on the basis of the term of the lease and the size of the lease that is the subject of the amendment constituting the binding lease agreement. By way of example and without limitation, if an existing tenant of the Building already leases a full floor of the Building, the existing tenant’s lease has eight (8) years of remaining term, and this existing tenant executes a binding lease agreement in the form of a lease amendment that provides for an additional one-half floor for a five-year term, then such lease amendment will be covered by Paragraph 11A and not by Paragraph 11B, and the Effective Net Rent Per Rentable Square Foot under such lease amendment will be based upon the additional square footage and the five-year term for such additional square footage (even if the existing tenant is also extending the current eight-year term on its existing space by an additional five years and even though the existing tenant will now be leasing more than a full floor of the Building).
          G. If Tenant receives the Second Expansion Space Price Protection Allowance under Paragraph 11A, then, whether or not Landlord executes a binding lease agreement so as to trigger application of Paragraph 11B, Tenant will not be eligible to receive the Third Expansion Space Price Protection Allowance. If Tenant receives the Third Expansion Space Price Protection Allowance under Paragraph 11B, then, whether or not Landlord executes a binding lease agreement so as to trigger application of Paragraph 11A, Tenant will not be eligible to receive the Second Expansion Space Price Protection Allowance. Tenant may receive the Second Expansion Space Price Protection Allowance on one occasion or the Third Expansion Space Price Protection Allowance on one occasion, but Tenant cannot receive both the Second Expansion Space Price Protection Allowance and the Third Expansion Space Price Protection Allowance. If the application of both Paragraph 11A and Paragraph 11B are triggered during the Price Protection Period, then (i) Tenant shall be entitled to the Second Expansion Space Price Protection Allowance if, and only if, (a) the

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difference between (1) the Effective Net Rent Per Rentable Square Foot for the period of the applicable binding lease agreement under Paragraph 11A and (2) Eleven and 45/100 Dollars ($11.45), is greater than (b) the difference between (1) the Effective Net Rent Per Rentable Square Foot for the period of the applicable binding lease agreement under Paragraph 11B and (2) Eleven and 39/100 Dollars ($11.39), or (ii) Tenant shall be entitled to the Third Expansion Space Price Protection Allowance if, and only if, (a) the difference between (1) the Effective Net Rent Per Rentable Square Foot for the period of the applicable binding lease agreement under Paragraph 11B and (2) Eleven and 39/100 ($11.39), is greater than (b) the difference between (1) the Effective Net Rent Per Rentable Square Foot for the period of the applicable binding lease agreement under Paragraph 11A and (2) Eleven and 45/100 Dollars ($11.45).
          H. Within thirty (30) days following June 30, 2009, Landlord shall deliver to Tenant a notice (i) disclosing whether Landlord and any tenant or prospective tenant of the Building entered into a binding lease agreement during the Price Protection Period or the sixty day period thereafter under the circumstances described in Paragraph 11F, and (ii) if Landlord and any tenant or prospective tenant of the Building entered into a binding lease agreement as described in clause (i), whether the terms of such lease entitle Tenant to the Second Expansion Space Price Protection Allowance or the Third Expansion Space Price Protection Allowance.
     12. Original Premises Net Rent. Article 2 of the Lease (as amended by the First Amendment) is hereby amended as follows:
          A. The following paragraphs shall be added at the end of Article 2(A) of the Lease:
     Beginning on November 1, 2013 and continuing through the Extended Expiration Date, the Net Rent for the Original Premises shall be adjusted so that it is, at all times, based on the Net Rent Per Rentable Square Foot for the Third Expansion Space shown in Article 2(D) of this Lease (as amended by the Second Amendment). By way of example and without limitation, if November 1, 2013 occurs during “Expansion Lease Year 4” (as shown in Article 2(D) of this Lease), then (i) the Net Rent Per Rentable Square Foot for the Original Premises for the remainder of Expansion Lease Year 4 would be equal to Twenty-Five and 13/100 Dollars ($25.13) per rentable square foot, which for the Original Premises would result in a Monthly Installment equal to Twenty-Two Thousand One Hundred Sixteen and 49/100 Dollars ($22,116.49) per month, and (ii) the Net Rent per rentable square foot of the Original Premises would be increased on the first (1st) day of each successive Expansion Lease Year thereafter to remain, at all times, based upon the Net Rent Per Rentable Square Foot for the Third Expansion Space, and the Monthly Installment and Period Net Rent for the Original Premises would be likewise adjusted, resulting in a Monthly Installment of Net Rent of Twenty-Two Thousand Seven Hundred Seventy-Six and 56/100 Dollars ($22,776.56) and a Period Net Rent of Two Hundred Seventy-Three Thousand Three

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Hundred Eighteen and 72/100 Dollars ($273,318.72) for Expansion Lease Year 5, and so on.
     Within ninety (90) days after the Third Expansion Space Commencement Date, Landlord shall deliver to Tenant a rent schedule, calculated pursuant to the provisions of this Article 2(A), for the period commencing on November 1, 2013 and continuing through the Extended Expiration Date which, in the absence of manifest error, shall be binding upon Landlord and Tenant; provided, however, that Landlord’s failure to deliver such rent schedule shall in no way limit Tenant’s obligations to pay Net Rent pursuant to this Article 2.
     Notwithstanding anything to the contrary contained herein, and provided Tenant is not in default hereunder beyond any applicable grace or notice and cure periods, Tenant’s obligation to pay Rent (as defined in Article 3[H]) for the Original Premises accruing during the six (6) month period commencing on November 1, 2013 and ending on April 30, 2014 (the “Original Premises Abatement Period”) shall be abated (the amount of Rent due with respect to the Original Premises accruing during the Original Premises Abatement Period shall be referred to herein as the “Original Premises Abatement Amount”). Such abatement shall apply solely to payment of the monthly installments of Rent for the Original Premises and shall not be applicable to any other charges, expenses or costs payable by Tenant under this Lease. In the event of Tenant’s default under this Lease beyond any applicable grace or notice and cure periods during any month or fractional month of the Original Premises Abatement Period, Tenant shall pay to Landlord on demand the Rent for the Original Premises for such month or fractional month, as the case may be, adjusted on a per diem basis from the date Tenant is in default until such default is cured, at which time the abatement shall be reinstated for the remainder of the Original Premises Abatement Period.
     B. The following paragraphs shall be added at the end of Article 2(B) of the Lease:
     Beginning on November 1, 2013 and continuing through the Extended Expiration Date, the Net Rent for the Expansion Space shall be adjusted so that it is, at all times, based on the Net Rent Per Rentable Square Foot for the Third Expansion Space shown in Article 2(D) of this Lease (as amended by the Second Amendment).
     By way of example and without limitation, if November 1, 2013 occurs during “Expansion Lease Year 4” (as shown in Article 2(D) of this Lease), then (i) the Net Rent Per Rentable Square Foot for the Expansion Space for the remainder of Expansion Lease Year 4 would be equal to Twenty-Five and 13/100 Dollars ($25.13) per rentable square foot, which

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for the Expansion Space would result in a Monthly Installment equal to Twenty-One Thousand Six Hundred Ninety-Five and 57/100 Dollars ($21,695.67) per month, and (ii) the Net Rent per rentable square foot of the Expansion Space would be increased on the first (1st) day of each successive Expansion Lease Year thereafter to remain, at all times, based upon the Net Rent Per Rentable Square Foot for the Third Expansion Space, and the Monthly Installment and Period Net Rent for the Expansion Space would be likewise adjusted, resulting in a Monthly Installment of Net Rent of Twenty-Two Thousand Three Hundred Forty-Three and 07/100 Dollars ($22,343.07) and a Period Net Rent of Two Hundred Sixty-Eight Thousand One Hundred Sixteen and 84/100 Dollars ($268,116.84) for Expansion Lease Year 5, and so on. Within ninety (90) days after the Third Expansion Space Commencement Date, Landlord shall deliver to Tenant a rent schedule, calculated pursuant to the provisions of this Article 2(B), for the period commencing on November 1, 2013 and continuing through the Extended Expiration Date which, in the absence of manifest error, shall be binding upon Landlord and Tenant; provided, however, that Landlord’s failure to deliver such rent schedule shall in no way limit Tenant’s obligations to pay Net Rent pursuant to this Article 2.
     Notwithstanding anything to the contrary contained herein, and provided Tenant is not in default hereunder beyond any applicable grace or notice and cure periods, Tenant’s obligation to pay Rent for the Expansion Space accruing during the six (6) month period commencing on November 1, 2013 and ending on April 30, 2014 (the “Additional Expansion Space Abatement Period”) shall be abated (the amount of Rent due with respect to the Expansion Space accruing during the Additional Expansion Space Abatement Period shall be referred to herein as the “Additional Expansion Space Abatement Amount”). Such abatement shall apply solely to payment of the monthly installments of Rent for the Expansion Space and shall not be applicable to any other charges, expenses or costs payable by Tenant under this Lease. In the event of Tenant’s default under this Lease beyond any applicable grace or notice and cure periods during any month or fractional month of the Additional Expansion Space Abatement Period, Tenant shall pay to Landlord on demand the Rent for the Expansion Space for such month or fractional month, as the case may be, adjusted on a per diem basis from the date Tenant is in default until such default is cured, at which time the abatement shall be reinstated for the remainder of the Additional Expansion Space Abatement Period.
     13. Right to Shift Location of Premises. Article 25 of the Lease is hereby deleted in its entirety and replaced with the following:
Article 25

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Right to Shift Location of Premises
     At any time hereafter, and solely to accommodate the requirements of any Full-floor Tenant or Full-floor Prospective Tenant (as such terms are hereinafter defined) of the Building, Landlord shall have the right to substitute for the Second Expansion Space (as defined in the Second Amendment) and any 18th Floor ROFO Space (as defined in Article 38 of this Lease) then leased pursuant to Article 38 of this Lease (any such 18th Floor ROFO Space then leased by Tenant, together with the Second Expansion Space, the “18th Floor Space”), other premises (herein referred to as the “new premises”) provided the new premises shall be (i) substantially similar to the 18th Floor Space in area and use for Tenant’s purposes and (ii) on or above the twenty-fifth (25th) floor of the Building. For purposes hereof, a “Full-floor Tenant” or “Full-floor Prospective Tenant” means a tenant or prospective tenant that will lease no less than one (1) full floor in the Building. If Tenant is already in occupancy of the 18th Floor Space, then in addition:
     (A) (i) Landlord shall pay the expense of Tenant for moving from the 18th Floor Space to the new premises and improving, the new premises, so that they are substantially similar to, and constructed with materials of comparable quality to, the 18th Floor Space, including actual costs and expenses payable to any architect, engineer, or other consultant reasonably necessary for such improvement of the new premises; and (ii) Landlord shall pay Tenant’s “soft” costs associated with moving from the 18th Floor Space to the new premises; provided, however, that under no circumstances shall Landlord be required to pay an amount in excess of Two Thousand Five Hundred and No/100 Dollars ($2,500.00) for Tenant’s “soft” costs pursuant to this clause (ii);
     (B) Such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant;
     (C) Neither the Net Rent due hereunder nor Tenant’s Proportionate Share of Ownership Taxes and Operating Expenses shall increase during the remainder of the Term on account of any relocation pursuant to this Article 25; and
     (D) Landlord shall first give Tenant at least ninety (90) days’ notice before making such change.
     14. Security Deposit. Article 32 of the Lease is hereby deleted in its entirety and replaced with the following:
Article 32
Security Deposit
     (A) As additional security for the full and prompt performance by Tenant of all Tenant’s obligations hereunder, Tenant has, upon execution of the Second Amendment, paid to Landlord (and will during the Term maintain on deposit) an amount (the “Cash Security Deposit”) equal to One Hundred Fifty Thousand and No/100 Dollars

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($150,000.00), which sum may be used, retained or applied, in whole or in part, by Landlord for the purpose of curing any default or defaults of Tenant under this Lease. Landlord shall not, unless required by law or unless Landlord elects to do so, keep the Cash Security Deposit separate from its general funds or pay interest thereon to Tenant. If Tenant has not defaulted hereunder beyond the expiration of notice and applicable cure periods or if Landlord has not used, retained or applied the Cash Security Deposit to any defaults, then the Cash Security Deposit or any portion thereof not so applied by Landlord shall be paid in cash to Tenant at the termination of this Lease or any extensions or renewals thereof. If the whole or any part of the Cash Security Deposit is used, retained or applied for the curing of any defaults, Tenant shall within ten (10) days after written demand therefor deposit with Landlord an amount of cash equal to the amount so used, retained or applied so that Tenant shall at all times have on deposit with Landlord an amount equal to the Cash Security Deposit as security hereunder. The use, application or retention of the Cash Security Deposit, or any part thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law and shall not operate as a limitation on any recovery to which Landlord may be entitled. Notwithstanding anything in this Article 32(A) to the contrary, if Tenant has not defaulted hereunder beyond the expiration of notice and applicable cure periods or if Landlord has not used, retained or applied the Cash Security Deposit to any defaults, then the Cash Security Deposit shall be reduced as follows: (a) on February 1, 2010, Landlord will release or cause to be released to Tenant one-third (1/3) of the Cash Security Deposit and (b) on February 1, 2011, Landlord will release or cause to be released to Tenant one-third (1/3) of the Cash Security Deposit.
     (B) In lieu of depositing the Cash Security Deposit with Landlord as provided in Article 32(A), Tenant may deposit with Landlord a security deposit (the “L/C Security Deposit”) in the form of a letter of credit in the initial amount of One Hundred Fifty Thousand Dollars ($150,000). The L/C Security Deposit shall be a clean, unconditional, stand-by, irrevocable letter of credit, issued by a federally insured national banking association located in Chicago, Illinois with a net worth in excess of $1,000,000,000 (One Billion Dollars) or otherwise reasonably acceptable to Landlord. If Tenant has not defaulted hereunder beyond the expiration of notice and applicable cure periods or if Landlord has not used, retained or applied the L/C Security Deposit to any defaults, then the L/C Security Deposit or any portion thereof not so applied by Landlord may be reduced as follows: (a) on February 1, 2010, the L/C Security Deposit may be reduced by one-third (1/3) and (b) on February 1, 2011, the L/C Security Deposit may be reduced by one-third (1/3). The L/C Security Deposit will have an expiration date no earlier than the date of the expiration of the Term, as it may be extended. The letter of credit shall be renewable and shall be transferable more than one time by Landlord, at Landlord’s cost or expense.
     The Cash Security Deposit or, if applicable, the L/C Security Deposit (collectively, the “Security Deposit”), will serve as security for the prompt, full and faithful performance by Tenant of the terms and provisions of this Lease. In the event that Tenant is in default and fails to cure within any applicable time permitted under this Lease, or in the event that Tenant owes any amounts to Landlord upon the expiration of

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this Lease, Landlord may use or apply the whole or any part of the Security Deposit for the payment of Tenant’s obligations hereunder. The use or application of the Security Deposit or any portion thereof shall not prevent Landlord from exercising any other right or remedy provided hereunder or under any Law and shall not be construed as liquidated damages. In the event the Security Deposit is reduced by such use or application, Tenant shall restore the Cash Security Deposit or the L/C Security Deposit to the then required amount of the Security Deposit within seven (7) business days after written notice. In the event of a sale or other transfer of the Property, Landlord shall have the right to transfer the L/C Security Deposit or the Cash Security Deposit to its purchaser and Landlord shall thereupon be released by Tenant from all responsibility for the return of the Security Deposit, upon transferee’s assumption of Landlord’s obligations under this Lease, and Tenant shall look solely to such purchaser for the return of the Security Deposit. In the event of an assignment of this Lease by Tenant, the Security Deposit shall be deemed to be held by Landlord as a deposit made by the assignee, and Landlord shall have no further responsibility for the return of the Security Deposit to the assignor. Landlord shall have the right to assign its interest in the L/C Security Deposit and the Cash Security Deposit to any mortgage lender for the Property, and Tenant shall cooperate with all reasonable requirements of the mortgage lender in connection with such assignment.
     15. Termination Option. Article 36 of the Lease (as amended by the First Amendment) is hereby deleted in its entirety.
     16. Tenant’s Option to Extend the Term. Article 37 of the Lease is hereby deleted in its entirety.
     17. Tenant’s Right of First Offer. The following Article 38 is added to the Lease in replacement of the previously deleted Article 38:
Article 38
Tenant’s Right of First Offer
     (A) During the Term of the Lease, Tenant shall have and is hereby granted a right of first offer (the “18th Floor Right of First Offer”) to lease all or a portion of the space located on the eighteenth (18th) floor of the Building and contiguous with the Second Expansion Space (as defined in the Second Amendment) (the “18th Floor ROFO Space”), if (i) such space shall become Available for Lease (as hereinafter defined), (ii) Landlord intends to market such space for lease, (iii) Tenant is in actual possession of the Second Expansion Space on the eighteenth (18th) floor of the Building on the date that items (i) and (ii) first become effective, and (iv) Tenant shall not have notified Landlord of its election to exercise the First Contraction Option (as defined in Article 40). The 18th Floor Right of First Offer is subject and subordinate to the rights of existing tenants of the Property with respect to the 18th Floor ROFO Space, including the rights of such tenants to renew or extend their leases, whether pursuant to the terms thereof or otherwise. The space that is subject to the 18th Floor Right of First Offer shall

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be as more precisely designated by Landlord pursuant to the terms hereof and shall be subject to the terms and limitations herein.
     (B) If at any time during the Term, any portion of the 18th Floor ROFO Space becomes Available for Lease and items (ii) and (iii) in subsection 38(A) are applicable, Landlord shall give Tenant written notice thereof (a “18th Floor ROFO Space Designation”), stating:
     (i) The configuration, rentable area and location of the 18th Floor ROFO Space;
     (ii) The date upon which such 18th Floor ROFO Space is expected to be available for occupancy (the “18th Floor ROFO Space Occupancy Date”); and
     (iii) The annual Net Rent for such 18th Floor ROFO Space.
     (C) Commencing on the Third Expansion Space Commencement Date (as defined in the Second Amendment) and expiring on June 1, 2015, Tenant shall have and is hereby granted a right of first offer (the “33rd Floor Right of First Offer”; the 18th Floor Right of First Offer and the 33rd Floor Right of First Offer are referred to herein, individually or collectively, as the context may require, as the “Right of First Offer”) to lease all remaining rentable area on the thirty-third (33rd) floor of the Building (the “33rd Floor ROFO Space”; the 18th Floor ROFO Space and the 33rd Floor ROFO Space are referred to herein, individually or collectively, as the context may require, as the “ROFO Space”), if such space shall become Available for Lease and Landlord intends to market such space for lease. The 33rd Floor Right of First Offer is subject and subordinate to the rights of existing tenants of the Property with respect to the 33rd Floor ROFO Space, including the rights of such tenants to renew or extend their leases, whether pursuant to the terms thereof or otherwise. The space that is subject to the 33rd Floor Right of First Offer shall be as more precisely designated by Landlord pursuant to the terms hereof and shall be subject to the terms and limitations herein. If Tenant has not exercised the Fourth Expansion Option (as defined in Article 39 of the Lease) on the date that Tenant exercises the 33rd Floor Right of First Offer, then Tenant shall be deemed to have exercised the Fourth Expansion Option on the date that it exercises the 33rd Floor Right of First Offer.
     (D) If at any time during the period commencing on the Third Expansion Space Commencement Date and expiring on March 1, 2014, any portion of the 33rd Floor ROFO Space becomes Available for Lease and Landlord intends to market such space for lease, Landlord shall give Tenant written notice thereof (a “33rd Floor ROFO Space Designation”; the 18th Floor ROFO Space Designation and the 33rd Floor ROFO Space Designation are referred to herein, individually or collectively, as the context may require, as the “ROFO Space Designation”), stating:
     (i) The configuration, rentable area and location of the 33rd Floor ROFO Space;

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     (ii) The date upon which such 33rd Floor ROFO Space is expected to be available for occupancy (the “33rd Floor ROFO Space Occupancy Date”; the 18th Floor ROFO Space Occupancy Date and the 33rd Floor ROFO Space Occupancy Date are referred to herein, individually or collectively, as the context may require, as the “ROFO Space Occupancy Date”); and
     (iii) The annual Net Rent for such 33rd Floor ROFO Space.
     (E) Tenant shall give Landlord written notice of its exercise of the Right of First Offer with respect to the ROFO Space described in a ROFO Space Designation no later than ten (10) days after Tenant receives such ROFO Space Designation.
     (F) The annual Net Rent for the ROFO Space shall be as stated in the ROFO Space Designation, and shall, (i) for the 18th Floor ROFO Space, be the same Net Rent per rentable square foot as the then escalated Net Rent per rentable square foot for the Second Expansion Space (as defined in the Second Amendment) and/or (ii) for the 33rd Floor ROFO Space, be the same Net Rent per rentable square foot as the then escalated Net Rent per rentable square foot for the Fourth Expansion Space (as defined in Article 39 of the Lease). The term of the lease of (i) the 18th Floor ROFO Space shall be coterminous with the Second Expansion Space Term (as defined in the Second Amendment), as it may be extended, and (ii) the 33rd Floor ROFO Space shall be coterminous with the Fourth Expansion Term (as defined in Article 39 of the Lease).
     (G) The ROFO Space shall be leased to Tenant in its “as is” condition. Landlord shall have no obligation to make improvements, decorations, repairs, alterations or additions to the ROFO Space. All work necessary or desirable in order to prepare the ROFO Space for occupancy by Tenant shall be performed by Tenant, at Tenant’s cost, without any contribution therefor from Landlord, in accordance with and subject to the provisions of Article 9 of this Lease; provided, however, that (i) with respect to the 18th Floor ROFO Space, Landlord shall provide to Tenant a tenant improvement allowance in an amount not to exceed the product of (a) Forty and No/100 Dollars ($40.00) per rentable square foot of the 18th Floor ROFO Space, times (b) a fraction, the numerator of which is the remaining number of full calendar months from the 18th Floor ROFO Space Occupancy Date to the expiration of the Second Expansion Space Term (as defined in the Second Amendment), and the denominator of which is sixty-nine (69), to be applied to improvements to the 18th Floor ROFO Space, and/or (ii) with respect to the 33rd Floor ROFO Space, Landlord shall provide to Tenant a tenant improvement allowance in an amount not to exceed the product of (a) an amount per rentable square foot of the 33rd Floor ROFO Space equal to the amount of the tenant improvement allowance per rentable square foot provided in connection with Tenant’s exercise of the Fourth Expansion Option, if any, times (b) a fraction, the numerator of which is the remaining number of full calendar months from the 33rd Floor ROFO Space Occupancy Date to the Second Extended Expiration Date (as defined in Article 39 of the Lease), and the denominator of which is one hundred twenty (120), to be applied to improvements to the 33rd Floor ROFO Space.

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     (H) Tenant’s leasing of the ROFO Space shall be on all of the same terms and conditions as are contained in this Lease, except as specifically provided in this Article 38.
     (I) Effective as of the date when Landlord delivers possession of any ROFO Space to Tenant (which date shall be no earlier than the applicable ROFO Space Occupancy Date) such ROFO Space shall be added to and become a part of the Premises demised under this Lease; Tenant’s Proportionate Share of Ownership Taxes and Tenant’s Proportionate Share of Operating Expenses shall be increased to reflect the addition of the ROFO Space to the Premises; the annual Net Rent shall be increased to include the Net Rent for such ROFO Space; and Tenant shall be obligated to pay any contraction fee with respect to any 18th Floor ROFO Space if Tenant exercises either of the contraction options set forth in Article 40 of this Lease. If Tenant validly exercises the right(s) provided herein, Landlord and Tenant shall execute an amendment, or amendments, to this Lease confirming the terms and conditions of this Lease applicable to the ROFO Space, provided that the execution of such an amendment, or amendments, shall not be a precondition to the effectiveness of Tenant’s election to lease the ROFO Space nor a precondition to the effectiveness of Tenant’s obligation to pay the contraction fee, if applicable, with respect to the 18th Floor Space, including any 18th Floor ROFO Space.
     (J) Tenant’s exercise of its Right of First Offer with respect to any ROFO Space shall be null and void, at Landlord’s election, if, as of the date of the exercise of the Right of First Offer, or as of the ROFO Space Occupancy Date for such ROFO Space, Tenant is in default under this Lease beyond any applicable grace or notice and cure period.
     (K) If Landlord shall be unable to deliver possession of the ROFO Space on the ROFO Space Occupancy Date for any reason beyond Landlord’s reasonable control, such as holdover by a prior tenant thereof, Landlord shall not be subject to any liability, nor shall the validity of this Lease or the obligations of Tenant hereunder be thereby affected. In such event, Rent with respect to the applicable ROFO Space shall be abated until Landlord legally delivers the same to Tenant, as Tenant’s sole recourse.
     (L) If Tenant fails to exercise the Right of First Offer with respect to any ROFO Space described in a ROFO Space Designation within the time required, then such failure shall automatically cancel the Right of First Offer with respect to such ROFO Space until such time, if any, as such ROFO Space has been leased by Landlord to another party or parties and thereafter, (a) with respect to the 18th Floor ROFO Space, during the Term of the Lease (i) such ROFO Space becomes Available for Lease, (ii) Landlord intends to market such space for lease, (iii) Tenant is in actual possession of the Second Expansion Space on the eighteenth (18th) floor of the Building on the date that items (i) and (ii) first become effective, and (iv) Tenant shall not have notified Landlord of its election to exercise the First Contraction Option, subject to the provisions of this Article 38, and/or (b) with respect to the 33rd Floor ROFO Space, during the period commencing on the Third Expansion Space Commencement Date and expiring on March 1, 2014, any portion of the 33rd Floor ROFO Space becomes

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Available for Lease and Landlord intends to market such space for lease, subject to the provisions of this Article 38. If Tenant assigns or transfers any interest in this Lease, other than to any assignee pursuant to a transfer permitted pursuant to Article 26(H) of the Lease (a “Permitted Transfer” and, such transferee, a “Permitted Transferee”), or sublets any part of the Premises, then notwithstanding anything contained herein to the contrary, such assignment, transfer or sublease shall automatically cancel the Right of First Offer with respect to any ROFO Space as to which the Right of First Offer has not then been exercised, even if such ROFO Space has not yet become Available for Lease, and automatically cancel any previous exercise by Tenant of the Right of First Offer, unless the term of the leasing of the ROFO Space as to which the Right of First Offer has been exercised has already then commenced, and in the event of such cancellation, Tenant shall have no further rights under this Article 38.
     (M) Space shall be deemed to be “Available for Lease” if such space is leased to another tenant on or after the date hereof (a “ROFO Space Lease”), and thereafter one (1) of the following events occurs:
     (i) the expiration of a ROFO Space Lease of such space, if such space is not then subject to a right or option to lease such space granted in such ROFO Space Lease or in the lease of an existing tenant (an “Existing Tenant Lease”);
     (ii) if such space is subject to a right or option granted in such ROFO Space Lease or an Existing Tenant Lease, which right or option is not exercised, the expiration of such right or option unexercised; or
     (iii) if such space is subject to a right or option granted in such ROFO Space Lease or an Existing Tenant Lease, which option is exercised, the expiration of the term of such ROFO Space Lease or Existing Tenant Lease, as the case may be, or any later date on which the term of the demise of such space created by the exercise of such right or option (including any renewals or extensions thereof granted in such ROFO Space Lease or Existing Tenant Lease, as the case may be) expires.
     In no event shall space be deemed Available for Lease if the term of a ROFO Space Lease for such space is extended (whether pursuant to the exercise of an extension or renewal option or otherwise).
     18. Expansion Option. Article 39 of the Lease, captioned “Expansion Option,” is hereby amended and restated in its entirety as follows:
Article 39
Expansion Option
     (A) Subject to this Article 39, commencing on the Third Expansion Space Commencement Date and expiring on September 1, 2012 (the “Fourth Expansion Expiration Date”), Tenant shall have the option (the “Fourth Expansion Option”) to

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lease certain space containing not less than fifty percent (50%) of the rentable square feet located on the thirty-third (33rd) floor of the Building (the “Fourth Expansion Space”), on the same terms and conditions in effect under this Lease immediately prior to Tenant’s execution of the Fourth Expansion Option, except that (a) the term of the lease for the Fourth Expansion Space shall commence on the Fourth Expansion Space Commencement Date (as defined below) and shall expire on the tenth (10th) anniversary of the Fourth Expansion Space Commencement Date (the “Fourth Expansion Term”) and (b) the Net Rent shall be at the then Prevailing Rental Rate (as defined below). If Tenant fails to exercise the Fourth Expansion Option on or before the Fourth Expansion Expiration Date, then the Fourth Expansion Option and the remainder of this Article 39 shall be null and void.
     (B) If Tenant wishes to exercise the Fourth Expansion Option, then Tenant shall provide written notice (the “Fourth Expansion Notice”) to Landlord of its intention to exercise the Fourth Expansion Option at least twelve (12) months prior to the Fourth Expansion Expiration Date, and, except for reasons beyond its reasonable control, Landlord shall deliver the Fourth Expansion Space to Tenant on a date (the “Fourth Expansion Space Commencement Date”) that is not later than the Fourth Expansion Expiration Date. This Fourth Expansion Option is personal to Tenant or to any Permitted Transferee. In all events, the Fourth Expansion Option is subject and subordinate to the rights of tenants leasing space in the Building at the time of Tenant’s delivery of the Fourth Expansion Notice, including the rights of such tenants to renew or extend their leases, whether pursuant to the terms thereof or otherwise.
     (C) As of the Fourth Expansion Space Commencement Date, the Fourth Expansion Space shall be added to and become a part of the Premises.
     (D) As of the Fourth Expansion Space Commencement Date, the Term of this Lease with respect to the entire Premises (including the Fourth Expansion Space), shall be extended and shall expire on the same date as the expiration of the Fourth Expansion Term (“Second Extended Expiration Date”).
     (E) Provided that Tenant validly exercises the Fourth Expansion Option, on the Extended Expiration Date (as defined in the Second Amendment), Net Rent for the Original Premises, the 18th Floor Space (if any), and the Third Expansion Space shall increase by three percent (3%), and such Net Rent shall increase by an additional three percent (3%) on each anniversary of the Extended Expiration Date thereafter through the expiration of the Term, as extended pursuant to this Article 39. Within ninety (90) days after the Fourth Expansion Space Commencement Date, Landlord shall deliver to Tenant a rent schedule, calculated pursuant to the provisions of this Article 39, for the period commencing on the day after the Extended Expiration Date and continuing through the Second Extended Expiration Date which, in the absence of manifest error, shall be binding upon Landlord and Tenant; provided, however, that Landlord’s failure to deliver such rent schedule shall in no way limit Tenant’s obligations to pay Net Rent pursuant to Article 2.

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     (F) Tenant’s right to exercise the Fourth Expansion Option is subject to the following terms and conditions:
     (i) Landlord will deliver the Fourth Expansion Space to Tenant on or before the Fourth Expansion Expiration Date. If Landlord is unable to deliver possession of the Fourth Expansion Space on or before the Fourth Expansion Expiration Date for reasons beyond its reasonable control, Landlord will not be subject to any liability, nor will the validity of this Lease or the obligations of Tenant hereunder be thereby affected. In such event, the Fourth Expansion Space Commencement Date and Tenant’s obligations effective as of the Fourth Expansion Space Commencement Date under the Second Amendment shall be postponed until Landlord is prepared to deliver possession of the Fourth Expansion Space.
     (ii) Tenant’s exercise of the Fourth Expansion Option will not operate to cure any default by Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. If the Lease or Tenant’s right to possession of the Premises terminates in any manner whatsoever before Tenant exercises the Fourth Expansion Option, or if Tenant has subleased or assigned all or any portion of the Premises (other than pursuant to a Permitted Transfer), then immediately upon such termination, sublease or assignment, the Fourth Expansion Option shall simultaneously terminate and become null and void.
     (iii) The Fourth Expansion Space will be leased in its then existing, “as-is” condition and otherwise on the terms and conditions of this Lease, except (1) the term of the lease for the Fourth Expansion Space shall be the Fourth Expansion Term, (2) the Net Rent for the Fourth Expansion Space shall be at the Prevailing Rental Rate, (3) the rentable area of the Premises shall be increased as of the Fourth Expansion Space Commencement Date by the rentable area of the Fourth Expansion Space, (4) Tenant’s Proportionate Share shall be increased as of the Fourth Expansion Space Commencement Date to reflect the addition of the Fourth Expansion Space to the Premises and (5) Tenant’s total Net Rent shall be increased as of the Fourth Expansion Space Commencement Date to reflect the addition of the Fourth Expansion Space to the Premises.
     (G) For purposes of this Article 39, “Prevailing Rental Rate” means the average per square foot rental rate per year for all office leases for periods approximately as long as the Fourth Expansion Term, executed by tenants for similar uses, lengths of time and rentable areas for similar Class A multi-story buildings in the Chicago central business district during the nine (9) months immediately prior to the date upon which such Prevailing Rental Rate is to become effective, where such rental rates were not set by the terms of such leases. In all cases, such rates shall take into consideration the base building work, views, location of the building, quality of the building, floor level, extent of leasehold improvements (existing or to be provided), rental abatements, lease takeovers and assumptions, moving expenses and other concessions for the benefit of Tenant, term of lease, extent of services to be provided,

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distinction between “gross” and “net” lease, base year or amount allowed by Landlord for payment of building operating expenses (expense stop), and the time the particular rental rate under consideration became or is to become effective, and any other relevant term or condition.
     (H) If the parties are unable to agree on the Prevailing Rental Rate within one hundred twenty (120) days prior to the Fourth Expansion Space Commencement Date, then the Prevailing Rental Rate shall be determined by appraisal as provided herein (the “Appraisal Method”). Landlord and Tenant shall attempt to agree on a single appraiser (the “First Appraiser”) on the date that is one hundred twenty (120) days prior to the Fourth Expansion Space Commencement Date. The First Appraiser, and each other person selected to act as an appraiser pursuant to this Paragraph 39(H) shall be a licensed real estate broker, having a real estate broker’s license for not less than fifteen (15) years, working primarily in the area of commercial office lease transactions, and having his or her principal office in Chicago, Illinois,. If Landlord and Tenant shall fail to agree on the choice of the First Appraiser within ten (10) business days after demand by either party, then each shall select an appraiser within five (5) business days after the expiration of the prior ten (10) business-day period. If either Landlord or Tenant shall fail to appoint an appraiser, then the appraiser appointed by the appointing party shall select the second appraiser within five (5) business days after the expiration of the applicable five (5) business-day period referred to above. The two (2) appraisers thus selected shall select, within ten (10) business days after their appointment, a third appraiser (the “Third Appraiser”). If the two (2) appraisers so selected shall be unable to agree on the selection of the Third Appraiser within ten (10) business days after the last of their appointments, then Landlord and Tenant shall each select a new appraiser within five (5) business days of the expiration of such ten (10) business-day period and the foregoing process with respect to the appointment of the Third Appraiser shall be repeated until the Third Appraiser is selected.
     (I) If the parties elect to use the Appraisal Method, the Prevailing Rental Rate for the Fourth Expansion Space for the Fourth Expansion Term shall be determined by the First Appraiser or the Third Appraiser, as applicable, based upon customary and usual appraisal techniques of expert appraisers as of the scheduled Fourth Expansion Space Commencement Date. As used herein, the term “Final Arbiter” means the First Appraiser or, if selected, the Third Appraiser. Each of Landlord and Tenant shall submit to the Final Arbiter its detailed analysis of its proposed Prevailing Rental Rate. If either Landlord or Tenant fails to submit a proposed Prevailing Rental Rate within ten (10) days of the selection or appointment of the Final Arbiter, then the Prevailing Rental Rate proposed by the party that has submitted a proposed Prevailing Rental Rate shall be binding on the parties.
     (J) The Final Arbiter shall request in writing that Landlord and Tenant provide any supplemental information that may be necessary for the Final Arbiter to render a decision regarding the Prevailing Rental Rate. The Final Arbiter shall hold a hearing, in accordance with the rules and procedures established by JAMS® Alternative Dispute Resolution, upon not less than ten (10) days written notice to Landlord and Tenant, and not later than twenty (20) days following selection of the Final Arbiter, at which Landlord

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and Tenant shall have the opportunity to explain and justify the Prevailing Rental Rate proposed by each party. Any party not attending such hearing shall have waived its right to defend its proposal at a hearing. The Final Arbiter shall prepare a written report of his or her determination of the Prevailing Rental Rate and deliver a copy to Landlord and a copy to Tenant within forty-five (45) days of the selection or appointment of the Final Arbiter. The Final Arbiter shall select the Prevailing Rental Rate proposed by either Landlord or Tenant and shall not be entitled to choose any other Prevailing Rental Rate or to make a determination based upon the average of the Prevailing Rental Rates proposed by Landlord and Tenant. The determination of the Final Arbiter shall be final and binding upon the parties.
     (K) If the Appraisal Method is used to determine the Prevailing Rental Rate, then the reasonable fees and expenses of the appraisers involved in the process, including the fees and expenses of the Final Arbiter, shall be shared equally by Landlord and Tenant.
     19. Contraction Options. The Lease is hereby amended to add the following Article 40:
Article 40
Contraction Options
     (A) Provided that the Third Expansion Space Commencement Date (as defined in the Second Amendment) has previously occurred, Tenant is hereby granted the option to remove the entire 18th Floor Space (as defined in Article 25) from the Premises and terminate this Lease with respect to the entire 18th Floor Space and only the 18th Floor Space (the “First Contraction Option”), such option to be effective, if exercised, on the date that is eighteen (18) months after the Third Expansion Space Commencement Date (the “First Contraction Option Date”) by:
     (iv) Delivering written notice to Landlord of Tenant’s exercise of the First Contraction Option not (x) earlier than the Third Expansion Space Commencement Date nor (y) later than nine (9) months prior to the First Contraction Option Date; and
     (v) in the event that Landlord has provided the Second Expansion Space Price Protection Allowance or the Third Expansion Space Price Protection Allowance to Tenant, paying to Landlord, concurrently with the delivery of Tenant’s notice of its exercise of the First Contraction Option, a contraction fee equal to the full amount of the Second Expansion Space Price Protection Allowance or the Third Expansion Space Price Protection Allowance, as applicable, received by Tenant.

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     (B) If Tenant does not exercise the First Contraction Option, then, provided that the Third Expansion Space Commencement Date has previously occurred, Tenant is hereby granted an additional option to contract the Premises and terminate this Lease (on a partial basis) with respect to the 18th Floor Space only, such option to be effective, if exercised, on the date that is thirty-six (36) months after the Third Expansion Space Commencement Date (the “Second Contraction Option Date”) by:
     (i) Delivering written notice to Landlord of Tenant’s exercise of the Second Contraction Option not (x) earlier than twenty-one (21) months after the Third Expansion Space Commencement Date nor (y) later than nine (9) months prior to the Second Contraction Option Date; and
     (ii) In the event that Landlord has provided the Second Expansion Space Price Protection Allowance or the Third Expansion Space Price Protection Allowance to Tenant, paying to Landlord, concurrently with the delivery of Tenant’s notice of its exercise of the Second Contraction Option, a contraction fee equal to the full amount of the Second Expansion Space Price Protection Allowance or the Third Expansion Space Price Protection Allowance, as applicable, received by Tenant, together with interest on such amount or amounts at the rate of eight percent (8%) per annum, compounded monthly, from the date of payment by Landlord to Tenant of such allowance through the date of repayment by Tenant to Landlord.
     (C) Tenant’s right to exercise either of the foregoing contraction options is subject to strict compliance with the terms of this Article 40 and is further subject to the condition that Tenant is not in default beyond the expiration of applicable notice and cure periods under any of the terms, covenants or conditions of this Lease at the time that Tenant notifies Landlord of the exercise of either of the above contraction options or upon the First Contraction Option Date or Second Contraction Option Date, as applicable. Tenant shall deliver the 18th Floor Space to Landlord on or before the First Contraction Option Date or Second Contraction Option Date, as applicable, in accordance with the terms and conditions of this Lease as if the First Contraction Option Date or Second Contraction Option Date, as applicable, were the original expiration date of the Lease with respect to the 18th Floor Space. The foregoing contraction options are personal to Healthcare Services, Inc., doing business as Accretive Health, and may not be exercised by or for the benefit of any party other than a Permitted Transferee.
     20. Brokers.
          A. Tenant represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Cushman & Wakefield of Illinois, Inc. (“Cushman”), Brown Real Estate Advisors, LLC (“Brown Advisors”), David Burden, Lori Brown (collectively, “Tenant’s Representatives”) and Zeller Management Corporation (“Landlord’s Broker”) in connection with the matters covered by this Second Amendment. Landlord represents

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and warrants to Tenant that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than Tenant’s Representatives and Landlord’s Broker in connection with this Second Amendment. Pursuant to separate agreements, (x) Landlord will be responsible for commissions that are due and owing to (i) Cushman and Landlord’s Broker in connection with this Second Amendment strictly as the same relates to the Second Expansion Space and (ii) Brown Advisors and Landlord’s Broker in connection with this Second Amendment strictly as the same relates to the Third Expansion Space, and (y) when and if executed, and provided options are properly exercised under this Lease as to the Fourth Expansion Space or the 33rd Floor ROFO Space, Landlord will be responsible for commissions that are due and owing in connection with this Second Amendment strictly as the same relates to the Fourth Expansion Space or the 33rd Floor ROFO Space to Landlord’s Broker and Brown Advisors, provided in each such case as to Brown Advisors, and only in each such case, Brown Advisors is then Tenant’s registered broker with the Building that actively participates in the election to lease the Fourth Expansion Space or the 33rd Floor ROFO Space. Commissions properly due and payable by Landlord pursuant to separate agreements as required under clauses (x) and (y) of Paragraph 19A are referred to in this Paragraph 19 as “Landlord’s Commission Obligations”.
          B. In the event of a claim for broker’s or finder’s fees or commissions in connection with this Second Amendment, (i) by Tenant’s Representatives or Tenant’s Broker that is not related to nonpayment by Landlord of Landlord’s Commission Obligations or (ii) by any person or entity other than Landlord’s Broker, if such claim is based upon any statement or agreement alleged to have been made by Tenant, Tenant shall indemnify and defend Landlord from such claim.
          C. In the event of a claim for broker’s or finder’s fees or commissions in connection with this Second Amendment (i) by Landlord’s Broker, (ii) relating to nonpayment by Landlord of Landlord’s Commission Obligations, or (iii) made by any person other than Tenant’s Representatives or Tenant’s Broker based upon any statement or agreement alleged to have been made by Landlord, Landlord shall indemnify and defend Tenant from such claim.
     21. Ratification. The parties hereby affirm and ratify the Lease as modified by this Second Amendment. No further changes to the Lease may be made except by written agreement signed by the parties. In the event of any conflict or inconsistency between the terms of the Lease and this Second Amendment, the provisions of this Second Amendment shall govern and control.
     22. Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and permitted assigns.
     23. Authority. Tenant hereby certifies to Landlord that the person executing this Second Amendment on behalf of Tenant has the full power and authority to execute and deliver this Second Amendment on behalf of Tenant.

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     24. Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument, binding on the parties, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. This Second Amendment may be delivered by facsimile or email transmission. This Second Amendment shall be effective if each party hereto has executed and delivered at least one counterpart hereof.
     25. Waiver of Jury Trial. EACH OF TENANT AND LANDLORD HEREBY WAIVES IRREVOCABLY THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING IN WHICH TENANT AND LANDLORD ARE PARTIES.
     26. Confidentiality. For the period commencing on the Effective Date and expiring on the one (1) year anniversary thereof (the “Confidentiality Period”), Tenant, its agents and contractors shall treat the terms of the Lease, including the First Amendment and this Second Amendment, as confidential and will not divulge same to any person other than as required by applicable law, or to legal counsel, accountants, and its agents and contractors who need to know such information, or in connection with any judicial or administrative proceeding concerning the rights and obligations of the parties to the Lease, or when required by court order. During the Confidentiality Period, Tenant shall not furnish copies of all or any part of the Lease, including the First Amendment or this Second Amendment, to any person other than to a party described in the preceding sentence, and Tenant will undertake diligent efforts to ensure that none of its legal counsel, accountants, agents and contractors deliver all or any part of the Lease to any person other than to a party described in the preceding sentence.
[The remainder of this page is intentionally left blank.]

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     IN WITNESS WHEREOF, Landlord and Tenant have executed this instrument as of the day and year first above written.

LANDLORD:

ZELLER MANAGEMENT CORPORATION,
an Illinois corporation, not personally, but solely in its
capacity as agent for Zeller 401 Property, L.L.C., Z-401
Castleton, L.L.C. and LRH-401 Michigan Avenue, LLC, as tenants in common

By:	/s/ Robert M. Six
	Name:	Robert M. Six
	Title:	Executive Vice President

TENANT: HEALTHCARE SERVICES, INC., a Delaware corporation, d/b/a Accretive Health
By:	/s/ Greg Kazarian
	Name:	Greg Kazarian
	Title:	Senior Vice President/General Counsel

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STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)
     I, the undersigned a Notary Public in and for said County, in the State aforesaid, do hereby certify that Greg Kazarian, Senior Vice President of Healthcare Services, Inc., Tenant, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of Tenant for the uses and purposes therein set forth.
     GIVEN under my hand and notarial seal, this 12th day of November, 2008.

/s/ Mary B. Darwin
Notary Public

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)
     I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Robert M. Six, Executive Vice President of Zeller Management Corporation, Landlord, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of Landlord for the uses and purposes therein set forth.
     GIVEN under my hand and notarial seal, this 26 th day of November, 2008.

/s/ Mary B. Darwin
Notary Public

EXHIBIT A-3
Second Expansion Space

A-3

EXHIBIT A-4
26th Floor Expansion Space

A-4

EXHIBIT B-2
Form of Second Expansion Space Work Letter
[See Attached]

B-2

WORK LETTER
(Tenant Work — Second Expansion Space)
     This WORK LETTER AGREEMENT (this “Work Letter”) is entered into as of the 26th day of November, 2008, by and between ZELLER MANAGEMENT CORPORATION, an Illinois corporation, not personally, but solely in its capacity as agent for owner (“Landlord”), and HEALTHCARE SERVICES, INC., a Delaware corporation, d/b/a Accretive Health (“Tenant”). The parties hereby acknowledge that they have contemporaneously entered into that certain lease amendment (the “Second Amendment”), captioned “SECOND LEASE AMENDMENT,” for that certain space (the “Second Expansion Space”) containing approximately six thousand six hundred eight (6,608) rentable square feet, located on a portion of the eighteenth (18th) floor in the building known as 401 North Michigan Avenue (the “Building”), situated on certain property (including all easements appurtenant thereto) lying north of the Chicago River in Chicago, Illinois (the “Property”). Unless otherwise defined in this Work Letter, all capitalized terms shall have the meanings ascribed to them in the Second Amendment. For purposes hereof, the term “Lease” shall mean the “Lease” (as defined in the Second Amendment”), as amended by the Second Amendment.
     Landlord and Tenant agree that their respective rights and obligations in reference to the construction of the leasehold improvements to the Second Expansion Space (the “Tenant Finish Improvements”) shall be as follows:
     1. Work. Tenant, at its sole cost and expense (subject to the payment by Landlord of Landlord’s Contribution (as hereinafter defined) in accordance herewith), shall perform, or cause to be performed, the work (the “Work”) in the Second Expansion Space provided for in the Approved Plans (as defined in Paragraph 2 hereof). Subject to Tenant’s satisfaction of the conditions specified in this Work Letter, Tenant shall be entitled to Landlord’s Contribution (as defined in Paragraph 7 below).
     2. Pre-Construction Activities.
          (a) Tenant’s Pre-Construction Deliveries. On or before ten (10) days prior to commencement of the Work, Tenant shall submit the following information and items to Landlord for Landlord’s review and approval.
               (i) A detailed critical path construction schedule containing the major components of the Work and the time required for each, including the scheduled commencement date of the Work, milestone dates and the estimated date of completion of construction.
               (ii) An itemized statement of estimated construction costs, including fees for permits and architectural and engineering fees.
               (iii) Evidence satisfactory to Landlord of Tenant’s ability to pay the cost of the Work (to the extent such cost exceeds Landlord’s Contribution) as and when payments for same become due.

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               (iv) The names and addresses of Tenant’s contractors (and said contractors’ subcontractors) and materialmen to be engaged by Tenant for the Work (individually, a “Tenant Contractor,” and, collectively, “Tenant’s Contractors”). Landlord reserves the right to approve or disapprove all or any one (1) or more of Tenant’s Contractors, which approval shall not be unreasonably withheld, conditioned or delayed. The “Pre-approved Contractor and Plan Guidelines” (as hereinafter defined) lists approved contractors for performance of those portions of the Work involving electrical, mechanical, plumbing, heating, air conditioning or life safety systems, from which Tenant must select its contractors for such designated portions of the Work. The “Pre-approved Contractor and Plan Guidelines” shall mean those certain guidelines attached hereto as Attachment B-1, together, with such reasonable modifications thereof and additions thereto as Landlord may make from time-to-time. Landlord hereby approves Executive Construction, Inc. as Tenant’s general contractor.
               (v) Certificates of insurance as hereinafter described. Tenant shall not permit Tenant’s Contractors to commence any portion of the Work until the required insurance has been obtained and certified copies of policies or certificates have been delivered to Landlord.
               (vi) The Plans (as hereinafter defined) for the Work, which Plans shall be subject to Landlord’s approval in accordance with Paragraph 2(b) below.
Tenant shall update such information and items by notice to Landlord of any changes thereto, which changes shall also be subject to Landlord’s review and approval.
          (b) Approved Plans. As used herein, the term “Approved Plans” shall mean the Plans, as and when approved in writing by Landlord. As used herein, the term “Plans” shall mean, subject to Paragraph 2 of the Pre-approved Contractor and Plan Guidelines, the full and detailed architectural and engineering plans and specifications covering the Work (including, without limitation, architectural, mechanical and electrical working drawings for the Work), which plans and specifications shall be prepared by the “Architect” (as hereinafter defined) and a consulting engineer acceptable to the Landlord. Tenant shall utilize The Environments Group (“Architect”) to provide architectural drawings and McGuire Engineers to provide fully engineered mechanical and electrical plans for the construction of the Tenant Finish Improvements. Landlord may designate the type of materials to be used in the construction of the Tenant Finish Improvements (hereinafter referred to as “Building Standard Construction”), and Tenant hereby agrees to accept such designation. The Plans shall incorporate Building Standard Construction to the greatest extent consistent with design requirements; all non-Building Standard Construction will be reviewed by Landlord and included in architectural and engineering documents for Landlord’s approval. The Plans shall be subject to the approval of all local governmental authorities requiring approval of the Work and/or the Approved Plans. Landlord shall give its approval or disapproval (providing specific details in the case of disapproval) of the Plans within five (5) business days after their delivery to Landlord. If Landlord does not notify Tenant of its approval or disapproval of the Plans within such five (5) business day period, then Landlord shall be deemed to have disapproved such Plans. Landlord agrees not to

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unreasonably withhold its approval of the Plans; provided, however, that Landlord shall not be deemed to have acted unreasonably if it withholds its approval of the Plans because, in Landlord’s opinion: (i) the Work as shown in the Plans is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (ii) the Work as shown on the Plans might adversely impair Landlord’s ability to furnish services to Tenant or other tenants; (iii) the Work as completed would increase the cost of operating the Building; (iv) the Work would violate any governmental laws, rules or ordinances (or interpretations thereof); (v) the Work contains or uses hazardous or toxic materials or substances; (vi) the Work would adversely affect the appearance of the Building; (vii) the Work might adversely affect another tenant’s premises; or (viii) the Work is prohibited by any mortgage or deed of trust encumbering the Building. The foregoing reasons, however, shall not be exclusive of the reasons for which Landlord may withhold consent, whether or not such other reasons are similar or dissimilar to the foregoing. If Landlord notifies Tenant that changes are required to the Plans, Tenant shall, within five (5) business days thereafter, submit to Landlord for its approval, the Plans amended in accordance with such required changes. The Plans shall also be revised and the Work shall be changed, all at Tenant’s cost and expense, to incorporate any work required on the Second Expansion Space by any local governmental field inspector. Landlord’s approval of the Plans shall in no way be deemed to be (i) an acceptance or approval of any element contained therein which is in violation of any applicable laws, ordinances, regulations or other governmental requirements, or (ii) an assurance that work done pursuant to the Approved Plans will comply with all applicable laws (or with the interpretations thereof) or satisfy Tenant’s objectives and needs.
          (c) Commencement of the Work. No Work shall be undertaken or commenced by Tenant in the Second Expansion Space until (i) Tenant has delivered, and Landlord has approved, all information and items set forth in Paragraph 2(a) above, (ii) Tenant has obtained all necessary building permits, (iii) Tenant has designated Tenant’s Representative (as defined in Paragraph 10) pursuant to Paragraph 10, and (iv) proper provision has been made by Tenant for payment in full of the cost of the Work, which shall take into account the obligations of Landlord to make the Landlord Contribution.
     3. Delays. In the event Tenant fails to deliver, or deliver in sufficient and accurate detail, the information required under Paragraph 2 above on or before the respective dates specified in Paragraph 2 for such information, or in the event Tenant, for any reason other than Landlord Delays (as hereinafter defined), fails to complete the Work on or before the Second Expansion Space Commencement Date, Tenant shall be responsible for Rent with respect to the Second Expansion Space and all other obligations set forth in the Lease with respect thereto from the Second Expansion Space Commencement Date, regardless of the degree of completion of the Work on such date, and no such delay in completion of the Work (other than delays caused by a Landlord Delay) shall relieve Tenant of any of its obligations under the Lease. Notwithstanding the foregoing, in the event that Tenant fails to complete the Work prior to the Second Expansion Space Commencement Date due to Landlord Delays, then the Second Expansion Space Commencement Date shall be deferred by one (1) day for

B-3

each day of delay caused by such Landlord Delay. “Landlord Delays” shall mean delays in completion of the Work, which delays are not attributable to the acts or omissions of Tenant or Tenant’s Contractors, due to Landlord’s failure to provide any approvals or disapprovals within the time periods set forth in Paragraph 2(b) above.
     4. Change Orders. All material changes to the Approved Plans requested by Tenant must be approved by Landlord in advance of the implementation of such changes as part of the Work; provided, however, that no Landlord approval shall be required for changes to the Approved Plans that are (i) solely cosmetic in nature and (ii) do not involve the entryway of the Second Expansion Space to any public corridor of the Building. All delays caused by Tenant-initiated change orders, including, without limitation, any stoppage of the Work during the change order review process, are solely the responsibility of Tenant and shall not cause delay nor relieve Tenant of its obligations under the Lease (including, without limitation, Tenant’s obligation to pay Rent) or under this Work Letter. All increases in the cost of the Work resulting from such change orders shall be borne by Tenant.
     5. Standards of Design and Construction and Conditions of Tenant’s Performance. All Work done in or upon the Second Expansion Space shall be done by Tenant according to the standards set forth in this Paragraph 5 and the Contractor and Vendor Guidelines attached hereto as Attachment B-2, except as the same may be modified in the Approved Plans.
          (a) The Approved Plans and all design and construction of the Work shall comply with all applicable statutes, ordinances, regulations, laws, codes and industry standards, including, but not limited to, requirements of Landlord’s fire insurance underwriters.
          (b) Tenant shall, at its sole cost and expense, obtain all required building permits and occupancy permits. Tenant’s failure to obtain such permits shall not cause a delay in the Second Expansion Space Commencement Date or the obligation to pay Rent nor any other obligations set forth in the Lease.
          (c) Tenant’s Contractors shall be licensed contractors, possessing good labor relations and shall be capable of performing quality workmanship and working in harmony with Landlord’s contractors and subcontractors and with other contractors and subcontractors in the Building. All of the Work shall be coordinated with any other construction or other work in the Building in order not to adversely affect construction work being performed by or for Landlord or its other tenants.
          (d) Landlord shall have the right, but not the obligation, to perform, on behalf of and for the account of Tenant, subject to reimbursement by Tenant, work which pertains to patching of the Work and other work in the Building that arises as a result of the performance of the Work, provided that all such work shall be related to base building systems.

B-4

          (e) Tenant shall use only new, first-class materials in the Work, except as explicitly shown otherwise in the Approved Plans. All Work shall be done in a good and workmanlike manner. Tenant shall obtain contractors’ warranties of at least one (1) year in duration from the completion of the Work and protecting against defects in workmanship and materials on all work performed and equipment installed in the Second Expansion Space as part of the Work.
          (f) Tenant and Tenant’s Contractors shall make all efforts and take all steps appropriate to assure that all construction activities undertaken comport with the reasonable expectations of all tenants and other occupants of a fully-occupied (or substantially fully occupied) first-class office building and do not unreasonably interfere with the operation of the Building or with other tenants and occupants of the Building. In any event, Tenant shall comply with all reasonable rules and regulations existing from time to time at the Building. Tenant and Tenant’s Contractors shall take all precautionary steps to minimize dust, noise and construction traffic, and to protect their facilities and the facilities of others affected by the Work and to properly police same. Construction equipment and materials are to be kept within the Second Expansion Space and delivery and loading of equipment and materials shall be done at such locations and at such time as Landlord shall reasonably direct so as not to burden the construction or operation of the Building. Tenant may perform the Work during business hours and shall not be required to use overtime labor, subject to the Contractor and Vendor Guidelines attached as Attachment B-2 to this Work Letter. If and as required by Landlord, the Second Expansion Space shall be sealed off from the balance of the office space on the floor(s) containing the Second Expansion Space so as to minimize the dispersement of dirt, debris and noise.
          (g) Landlord shall have the right to order Tenant or any of Tenant’s Contractors who violate the requirements imposed upon Tenant or Tenant’s Contractors in performing the Work (or any portion thereof) to cease working and remove its equipment and employees from the Building. No such action by Landlord shall delay the Second Expansion Space Commencement Date or the obligation to pay Rent or any other obligations set forth in the Lease.
          (h) Tenant shall not be charged for building standard HVAC service or use of loading dock or freight elevators during normal business hours on a non-exclusive use basis, however all material deliveries shall be made during off hours which there will be a fee for overtime use of the freight elevator. Tenant shall apply and pay for all utility meters required. Tenant shall pay for all support services provided by Landlord’s contractors at Tenant’s request or at Landlord’s discretion resulting from breaches or defaults by Tenant under this Work Letter. All use of freight elevators is subject to scheduling by Landlord and the rules and regulations of the Building as outlined in Exhibit D to the Lease. Tenant shall arrange and pay for removal of construction debris and shall not place debris in the Building’s waste containers. If required by Landlord, Tenant shall sort and separate its waste and debris for recycling and/or environmental law compliance purposes.

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          (i) Tenant shall permit access to the Second Expansion Space to, and the Work shall be subject to inspection by, Landlord and Landlord’s architects, engineers, contractors and other representatives, at all reasonable times during the period in which the Work is being constructed and installed and following completion of the Work, subject to the safety requirements of Tenant’s Contractors.
          (j) Tenant shall cause the Work to proceed expeditiously, continuously and efficiently and shall complete the same on or before one hundred fifty (150) days after the date Landlord tenders possession of the Second Expansion Space to Tenant for the construction of the Tenant Finish Improvements, provided that Tenant is not delayed by force majeure. Tenant shall notify Landlord upon completion of the Work and shall furnish Landlord and Landlord’s title insurance company with such further documentation as may be necessary under Paragraphs 7 and 8 below.
          (k) Tenant shall have no authority to deviate from the Approved Plans in its performance (or Tenant’s Contractors’ performance) of the Work, except as authorized by Landlord and its designated representative in writing pursuant to Paragraph 4 hereof. Tenant shall furnish to Landlord “as-built” drawings of the Tenant Finish Improvements within thirty (30) days after completion of the Work as required in the Pre-approved Contractor and Plan Guidelines.
          (l) Landlord shall have the right, at Landlord’s sole cost and expense, to run utility lines, pipes, conduits, duct work and component parts of all mechanical and electrical systems where necessary or desirable through the Second Expansion Space, to repair, alter, replace or remove the same, and to require Tenant to install and maintain proper access panels thereto. In the event that Tenant constructs an open office space with exposed structure and mechanical duct work, any such facilities which Landlord elects to run through the Premises must be treated in the same aesthetic manner as the Premises, and Tenant shall have the right to reasonably approve and coordinate the location of any such facilities.
          (m) Tenant shall impose on and enforce all applicable terms of this Work Letter against Architect and Tenant’s Contractors.
     6. Insurance and Indemnification.
          (a) In addition to any insurance which may be required under the Lease, Tenant shall secure, pay for and maintain, or cause Tenant’s Contractors to secure, pay for and maintain during the continuance of the Work, insurance in the following minimum coverages and the following minimum limits of liability:
               (i) Worker’s Compensation and Employer’s Liability Insurance with limits of not less than $1,000,000.00, or such higher amounts as may be required from time to time by any Employee Benefit Acts or other statutes applicable where the Work is to be performed, and in any event sufficient to protect Tenant’s Contractors from liability under the aforementioned acts.

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               (ii) Commercial General Liability Insurance (including Contractors’ Protective Liability) in an amount not less than $1,000,000.00 per occurrence, whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof with a minimum aggregate limit of $2,000,000.00 and with umbrella coverage with limits not less than $3,000,000.00. Such insurance shall provide for explosion and collapse, completed operations coverage and broad form blanket contractual liability coverage and shall insure Tenant’s Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant’s Contractors or by anyone directly or indirectly employed by any of them.
               (iii) Comprehensive Automobile Liability Insurance, including the ownership, maintenance and operation of any automotive equipment, owned, hired, or non-owned in an amount not less than $1,000,000.00 for each person in one accident, and $1,000,000.00 for injuries sustained by two or more persons in any one accident and property damage liability in an amount not less than $1,000,000.00 for each accident. Such insurance shall insure Tenant’s Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant’s Contractors, or by anyone directly or indirectly employed by any of them.
               (iv) “All-risk/Special Form” builder’s risk insurance upon the entire Work to the full insurable value thereof. This insurance shall include the interests of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in the Work and shall insure against the perils of fire and extended coverage and shall include “all-risk/special form” builder’s insurance for physical loss or damage including, without duplication of coverage, vandalism and malicious mischief. If any materials used (or to be used) in connection with the Work are stored off the site of the Building or in transit to such site are not covered under such “all-risk/special form” builder’s risk insurance, then Tenant shall effect and maintain similar property insurance on such materials. Any loss insured under such “all-risk” builder’s risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord, as trustee for the insured parties, as their interests may appear.
               (v) Crime Insurance in an amount not less than $100,000.00, which shall include coverage for fidelity, money and securities on and off the premises, transit, and depositors forgery coverage. Such insurance shall protect Zeller Realty Group as their interest may appear for any dishonest or fraudulent acts of contractors’ employees, any loss of money and securities by destruction, disappearance or wrongful abstraction while in the care, custody or control of the contractor or contractor’s employees.
               (vi) Zeller Management Corporation shall be the certificate holder on any such insurance required under this Paragraph 6.

B-7

          All policies (except the worker’s compensation policy) shall be endorsed to include as additional insured parties the parties required by the Lease and such additional persons as Landlord has designated. Designated additional insured parties are as follows (such additional insureds to be identified exactly as indicated below):
          LRH-401 Michigan Avenue, LLC;
          Zeller Realty Group;
          Zeller Development Corporation;
          Zeller Management Corporation;
          LaSalle Bank, as Trustee of Trust No. 128497;
          Z-401 Castleton, L.L.C.;
          Zeller Castleton, L.L.C.;
          Zeller-401 Property, L.L.C.;
          Zeller-401 Rait, LLC;
          Zeller-401, L.L.C.; and
GEMSA Loan Services, LP., as Master Servicer in trust for the Registered Holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass Through Certificates Series 2005-C1, c/o Bank of America, N.A. as Subservicer.
          The waiver of subrogation provisions contained in the Lease shall apply to all insurance policies (except the workmen’s compensation policy) to be obtained by Tenant pursuant to this Paragraph. The insurance certificates shall provide that the insurer shall endeavor to give all additional insured parties thirty (30) days’ prior written notice of any reduction or cancellation for non-renewal of coverage (except that ten (10) days’ notice shall be sufficient in the case of cancellation for non-payment of premium). The insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by said additional insured parties. Additionally, where applicable, each policy shall contain a cross-liability and severability of interest clause.
          (b) Without limitation of the indemnification provisions contained in the Lease, to the fullest extent permitted by law and subject to the waiver of subrogation provisions contained in the Lease, Tenant agrees to indemnify, protect, defend and hold harmless Landlord, the parties listed, or required by, the Lease to be named as additional insured parties, the designated additional insureds provided above, Landlord’s contractors, Landlord’s architects, and their respective beneficiaries, partners, directors, officers, employees and agents, from and against all claims,

B-8

liabilities, losses, damages and expenses of whatever nature arising out of or in connection with the Work or the entry of Tenant or Tenant’s Contractors into the Building and the Second Expansion Space, including without limitation, mechanic’s liens, the cost of any repairs to the Second Expansion Space or Building necessitated by activities of Tenant or Tenant’s Contractors, bodily injury to persons or damage to the property of Tenant, its employees, agents, invitees, licensees or others, except where due to Landlord’s negligence. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same or any other indemnity or insurance provision of the Lease.
     7. Landlord’s Contribution; Excess Amounts. As the Work progresses, Landlord shall make a dollar contribution in the amount of Two Hundred Sixty Four Thousand Three Hundred Twenty and No/100 Dollars ($264,320.00) (“Landlord’s Contribution”) (which is $40.00 per square foot of rentable area of the Second Expansion Space) for application to the extent thereof to the cost of the Work (which amount shall include the out-of-pocket costs and expenses owed by Tenant to Landlord pursuant to this Work Letter). Distribution of funds is further defined in Paragraph 8 of this Work Letter. Landlord may deduct from Landlord’s Contribution any amounts due to Landlord or its architects or engineers under this Work Letter before disbursing any other portion of Landlord’s Contribution. If, as of January 31, 2011, the total cost of the Work for which Tenant or Tenant’s Contractors have applied for payment from Landlord is less than Landlord’s Contribution (such difference shall hereinafter be referred to as the “Contribution Balance”), then Tenant shall receive Net Rent abatement (to be applied to Net Rent first coming due under the Lease) in an amount equal to the Contribution Balance. Notwithstanding anything to the contrary contained herein, in no event shall Tenant receive Net Rent abatement in an amount greater than fifty percent (50%) of Landlord’s Contribution.
     8. Construction Payments; Excess Costs. Landlord will pay Landlord’s Contribution by paying Tenant’s Contractors as the Work progresses. Landlord will make payments directly to Tenant’s Contractors upon receipt by Landlord of (i) lien waivers and sworn statements from Tenant’s Contractors and other applicable parties, a Payment Application and, if determined by Landlord to be necessary or appropriate, upon a title insurance company’s willingness to issue title insurance over mechanic’s liens relating to Tenant’s Contractors and the Work to the date of each draw, all of the foregoing to be submitted in the forms attached hereto as Attachment B-3, from all parties performing labor or supplying materials or services in connection with the Work, and (ii) such tenant (owner) statements, architect’s certificates and additional documentation (including, without limitation, contractor personal undertakings) which may be reasonably requested by Landlord. If Tenant satisfies the conditions for payment set forth in this Work Letter and Tenant is not in default under the Lease beyond the expiration of applicable grace or notice and cure periods, Landlord shall pay Tenant’s Contractors within sixty (60) days of delivery of each draw request and pertinent documentation as described herein. The application for payment must be representative of work in place. If Tenant satisfies the conditions for payment set forth in this Work Letter and Tenant is not in default beyond the expiration of applicable grace

B-9

or notice and cure periods and Landlord wrongfully fails or refuses to pay Landlord’s Contribution as set forth herein, Tenant may offset against Rent next due under the Lease the amount of Landlord’s Contribution that Landlord has improperly failed or refused to fund.
     If the cost of the Work exceeds Landlord’s Contribution, including, without limitation, any such excess resulting from Tenant-initiated change orders pursuant to Paragraph 4, then Tenant shall have sole responsibility for the cost of such excess amount (the “Overage”) and shall pay such Overage directly to Tenant’s Contractors pursuant to the terms of this Paragraph 8. With respect to each Payment Application, Tenant shall timely pay to Tenant’s Contractors, concurrently with payment by Landlord of Landlord’s Contribution, amounts sufficient to pay the Overage Estimate Amount (as hereinafter defined). Tenant’s obligation to pay the Overage concurrently with Landlord’s funding of the Landlord’s Contribution is a condition of Landlord’s obligation to pay any portion of the Landlord’s Contribution that may then be payable. Any amounts that Tenant is required to pay under this Work Letter, including, but not limited to, the Overage, shall be referred to as “Tenant’s Cost” herein. Tenant’s Cost shall be deemed additional rent under the Lease.
     Upon completion of the Work, Tenant shall furnish Landlord with full and final waivers of liens and contractors’ affidavits and statements and, if applicable, a Payment Application (as hereinafter defined), all of the foregoing to be submitted in the forms attached hereto as Attachment B-3, from all parties performing labor or supplying materials or services in connection with the Work showing that all of the parties have been compensated in full and waiving all liens in connection with the Second Expansion Space and Building. Tenant shall submit to Landlord a detailed breakdown of Tenant’s total construction costs, including all payments to vendors, contractors, consultants and suppliers related to the Work but paid directly by Tenant, together with such evidence of payment of all construction costs paid directly by Tenant as is reasonably satisfactory to Landlord.
     The “Total Projected Costs” shall mean the total projected costs of the Work as evidenced by the sworn statements to be provided by Tenant and Tenant’s Contractors from time to time pursuant to this Paragraph 8.
     The “Adjusted Denominator” shall equal the difference between (x) the Total Projected Costs and (y) the total amount of Landlord’s Contribution previously applied to the payment of the Work.
     The “Overage Percentage” shall equal the quotient of (x) the projected Overage at the time of the respective Payment Application and (y) the Adjusted Denominator.
     A “Payment Application” shall mean an application submitted by Tenant’s Contractors for which payment is sought pursuant to such written request in the form attached hereto as Attachment B-3.

B-10

     The “Overage Estimate Amount” shall equal the product (x) the Overage Percentage and (y) the amount of payment sought pursuant to the Payment Application.
     9. Miscellaneous.
          (a) As part of Building-standard work in the Second Expansion Space (and solely with respect thereto), the cost of which will not be paid with Landlord’s Contribution, Landlord will repair and replace any damaged or missing perimeter induction covers and install drywall around the perimeter curtain wall and interior structural columns. If any hose connection cabinet located within the Second Expansion Space is not required pursuant to applicable statutes, ordinances, regulations, laws or codes, then Landlord shall remove any such hose connection cabinet and the piping associated therewith, the cost of which will not be paid with Landlord’s Contribution, provided, however, if any such hose connection cabinet is required pursuant to applicable statutes, ordinances, regulations, laws or codes, and Tenant desires to relocate the same, then Tenant shall be solely responsible for the costs thereof (but such costs, subject to Paragraphs 7 and 8 hereof, may be paid from Landlord’s Contribution).
          (b) If the Plans for the Work require the construction and installation of more fire hose cabinets or telephone/electrical closets than the number regularly provided by Landlord in the core of the Building in which the Second Expansion Space is located, Tenant agrees to pay all costs and expenses arising from the construction and installation of such additional fire hose cabinets or telephone/electrical closets.
          (c) Time is of the essence of this Work Letter.
          (d) Any person signing this Work Letter on behalf of Landlord and Tenant warrants and represents that such person has authority to sign and deliver this Work Letter and bind the party on behalf of which it has been signed.
          (e) Tenants failure to pay any amounts owed by Tenant hereunder when due or Tenant’s failure to perform its obligations hereunder shall also constitute a default under the Lease after expiration of applicable cure periods under the Lease and Landlord shall have all the rights and remedies granted to Landlord under the Lease for nonpayment of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder (including any right to perform such obligations as may be permitted under the Lease).
          (f) Notices under this Work Letter shall be given in the same manner as under the Lease.
          (g) The liability of Landlord hereunder or under any amendment hereto or any instrument or document executed in connection herewith (including, without limitation, the Lease) shall be subject to the limitations of liability set forth in the Lease.
          (h) The headings set forth herein are for convenience only.

B-11

          (i) This Work Letter and the Second Amendment set forth the entire agreement of Tenant and Landlord regarding the Work. This Work Letter may only be amended if in writing, duly executed by both Landlord and Tenant.
          (j) All amounts due from Tenant hereunder shall be deemed to be Rent due under the Lease.
          (k) This Work Letter may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument, binding on the parties, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. This Work Letter may be delivered by facsimile or email transmission. This Work Letter shall be effective if each party hereto has executed and delivered at least one counterpart hereof.
     10. Tenant’s Representative.
Tenant shall appoint a person (“Tenant’s Representative”) who may be either an employee or a third party consultant to represent Tenant in performing daily supervision of the Work. Such person shall be familiar with all rules and regulations and procedures of the Building and all personnel of the Building engaged directly or indirectly in the management, operation and construction of the Building and shall serve as a liaison between Landlord and Tenant with respect to the Work. The entire cost and expense of Tenant’s Representative shall be borne and paid for by Tenant (subject to Tenant’s right to use all or any part of Landlord’s Contribution to reimburse Tenant for the same).
     11. Exculpation of Landlord and Zeller. Notwithstanding anything to the contrary contained in this Work Letter, it is expressly understood and agreed by and between the parties hereto that:
          (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in this Work Letter (collectively, “Landlord’s Work Letter Undertakings”) shall extend only to Landlord’s interest in the real estate of which the Second Expansion Space demised under the Lease are a part (hereinafter, “Landlord’s Real Estate”) and not to any other assets of Landlord or its officers, members, directors or shareholders; and
          (b) Except to the extent of Landlords interest in Landlord’s Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord’s Work Letter Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, Zeller Realty Corporation, Zeller Realty Group, Zeller Management Corporation, or against any of their respective directors, officers, members, employees, agents, constituent partners, beneficiaries, trustees or representatives.

B-12

     12. Landlord’s Supervision Fee. Tenant shall pay Landlord a review and coordination fee (the “Supervision Fee”) equal to five percent (5%) of the total hard construction costs which are submitted by Tenant to Landlord for reimbursement in accordance with Paragraph 7 of this Work Letter.
[The remainder of this page has been intentionally left blank.]

B-13

     IN WITNESS WHEREOF, this Work Letter is executed as of this 26th day of November, 2008.

LANDLORD: ZELLER MANAGEMENT CORPORATION, an Illinois corporation, not personally, but solely in its capacity as agent for owner
By:	/s/ Robert M. Six
Its: Executive Vice President

TENANT: HEALTHCARE SERVICES, INC., a Delaware corporation, d/b/a Accretive Health
By:	/s/ Greg Kazarian
Its: Senior Vice President/General Counsel

B-14

ATTACHMENT B-1
PRE-APPROVED CONTRACTOR AND PLAN GUIDELINES
     1. With reference to Paragraph 2(a)(iv), the following are pre-approved general contractors to be utilized for the Work: ALPS Construction, Inc., KRAHL Construction, Interior Construction Group, JC Anderson, Reed Illinois Corporation and Executive Construction, Inc. With reference to Paragraph 2(a)(iv), the following are designated pre-approved subcontractors to be utilized for the Work:
           (a) HVAC — Hill Mechanical, Competitive Piping, Admiral Heating & Ventilation, Murphy Miller.
           (b) Fire Protection — U.S. Fire Protection, Superior Fire Protection, Global Fire Protection, Great Lakes Fire Protection.
           (c) Plumbing — John’s Plumbing, Competitive Piping, Millennium Piping, Great Lakes Plumbing.
           (d) Electrical — S&M Electric, Super Electric, Concur Electric, Continental Electric, Avondale Electric, Rex Electric.
           (e) Life Safety — Convergent Technologies.
     2. With reference to Paragraph 2(b), the provisions for submittal of the Plans are listed below:
          (a) The architectural drawings for the Work shall include a demolition plan and dimensioned construction plan indicating wall locations and types, door locations and types including hardware and keying requirements, carpentry and millwork requirements and similar work. The drawings shall reflect the use of building standard construction to the greatest reasonable extent possible; where nonstandard materials are used, drawings shall include elevations, material specifications, and all other information reasonably required to define the scope of the Work. The architectural drawings shall include a reflected ceiling plan showing all relocated and new light fixtures, speaker and other special systems, required modifications and repairs to existing ceiling system, if any and required, and nonstandard ceiling scope and details; the drawings submitted for Landlord review and approval shall include a circuited design/build drawing prepared by the electrical subcontractor based on the reflected ceiling plan. The architectural drawings shall include a dimensional electrical/telephone plan reflecting all special circuiting, power conditioning, grounding and other power requirements and specific requirements for rough-in for tenant-installed voice/data cabling systems; the drawings submitted for Landlord review and approval shall include a circuited design/build drawing prepared by the electrical subcontractor based on the electrical/telephone plan. The architectural drawings shall include a wall and floor finish plan with specifications. Tenant may retain such architectural firm as it chooses to prepare the drawings and specifications provided that such firm shall be acceptable to the Landlord.
Work Letter Attachment B-1-1

          (b) If the Tenant desires to install movable filing systems, safes, or equipment other than normal and customary office equipment, floor loading requirements associated with the Tenant’s proposed installation shall be reviewed by Landlord’s designated structural engineer and a letter submitted indicating that the tenant loading requirements are within the building structural design criteria or describing (and including structural drawings and specifications for) any required modifications to the base building structure.
          (c) Prior to delivery, a detailed schedule and pathway will be provided for Landlord review, including all areas affected by access of all equipment other than normal and customary office equipment and such areas which require modification for such deliveries shall be returned to its original state by Tenant.
          (d) Any and all necessary modifications to existing equipment and installations, both base building and other tenant equipment, shall be the responsibility of the Tenant.
          (e) Upon completion of the Work, the Tenant shall provide three sets of as-built field record drawings prepared by its architect and three sets of as-built drawings prepared by the mechanical and electrical subcontractors. If Landlord requests that such drawings be prepared upon a CAD disk and Tenant must bear an extra cost associated with a CAD disk, then Landlord will pay the cost of same.
     3. (Intentionally Omitted)
Work Letter Attachment B-1-2

WORK LETTER ATTACHMENT B-2
CONTRACTOR GUIDELINES
[Please see attached.]
Work Letter Attachment B-2

CONTRACTOR & VENDOR GUIDELINES

401 N. Michigan Avenue
PROJECT DIRECTORY
Landlord/Building Manager
Zeller Management Corporation
401 N. Michigan Avenue, Suite 250
Chicago, IL 60611
(312) 329-1275    Main
(312) 329-2443    Fax

Construction	Title	Phone
Shannon Mangiameli	Assistant Construction Manager	229-8866
Eric Taylor	Senior Project Manager	640-7617
Fax		346-7699

Management
Derrick Johnson	General Manager	595-2450
Fax		329-2443

Engineering
Kurt Anderson	Chief Engineer/Asbestos Program Manager	595-2261
John Burke	Assistant Chief Engineer	229-8862
Fax		329-0118

Security
Steve Walter	Director of Security	595-2263
NOTE: For purposes of obtaining building permits, submitting lien waivers, contractual documentation or proposals, tenant contractors working in the Building are requested to use the following information:
1.	Owner of the Building: Zeller — 401, LLC

2.	Permanent Real Estate Tax Index Number: 36-4466530

Building Hours of Operation

Business Hours:	Monday — Friday	8:00 a.m. — 6:00 p.m.
After Hours:	Monday — Friday	6:00 p.m. — 8:00 a.m.
	Saturday, Sunday and Holidays	24 hours
Loading Dock Hours:	Monday — Friday	6:00 a.m. — 5:30 p.m.
	Saturday, Sunday and Holidays	CLOSED
Freight Service Hours:	Monday — Friday	6:00 a.m. — 5:30 p.m
	Saturday, Sunday and Holidays	CLOSED

Building Holidays

New Years Day	Memorial Day	Independence Day
Labor Day	Thanksgiving Day	Christmas Day
401 N. MICHIGAN AVENUE

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CONTRACTOR & VENDOR GUIDELINES

401 N. Michigan Avenue
PROJECT DIRECTORY
Landlord’s Architect
Hydzik Schade Associates, Ltd.
135 S.LaSalle Street
Chicago, IL 60603
(312) 230-9366
Contact: Brent Saiki
Landlord’s MEP Engineers
McGuire Engineers
300 S. Riverside Plaza
Chicago, IL 60606
(312) 876-9240
Contact:
Riser Manager
Infrastructure Management Group
150 S. Wacker Drive, Suite 2420
Chicago, IL 60606
(312) 423-7700
Contact: Jeff Schelinski
Locksmith
Chicago Locksmith Service, Inc.
70 W. Hubbard St.
Chicago, IL 60610
(312) 836-6000
Contact: Steve Mytko
Life Safety
Commercial Alarm Systems
485 W. Fullerton Avenue
Elmhurst, IL 60126
(630) 832-2844
Contact: Randy Jensen
Landlord’s Structural Engineer
W. F. Fortuna Ltd
1420 Ridge Road
Highland Park, IL 60035
(847) 579-8320
Landlord’s Air Test and Balance
Competitive Piping Systems, Inc.
141 W. Jackson Blvd, Suite A-30
Chicago, IL 60604-3001
(312) 322-1900
Contact: Tom Muraski
Waste Removal
Premier Waste & Recycling.
P.O. Box 17111
Chicago, IL 60617
(773) 376-4000
Contact: David DeRousse
Security Access
Touchcom, Inc.
415 N. LaSalle Street, Suite 205
Chicago, IL 60610
(312) 329-9040
Contact: Karen Boren
Major Jurisdictional Authorities
City of Chicago
Department of Building
121 North LaSalle, 9th Floor
Chicago, IL 60602
(312) 744-3405
Chicago Fire Prevention Bureau
444 North Dearborn
Chicago, IL 60610
(312) 744-4723
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CONTRACTOR & VENDOR GUIDELINES

401 N. Michigan Avenue
CONTRACTOR & VENDOR GUIDELINES
The following guidelines are strictly enforced in the best interest of the integrity of the building, the professional appearance of the common areas, tenants’ ability to conduct business and the safety and welfare of tenants and participants involved in the construction project itself.
These Rules and Regulations apply to all Tenants, contractors, sub-contractors, consultants or any other entity working at 401 N. Michigan Avenue. The Landlord and Manager, Zeller Management Corporation shall have the right to reject or halt any work that interferes with out tenants’ ability to reasonably conduct their business. Any and all work that results in noise affecting areas in the building other than the area under construction, including but not limited to concrete coring or sawing, hammering, drilling, shooting of ceiling hangars, cutting of pipes along columns or within the concrete slab shall be done after regular business hours or on weekends. Security measures will be taken if required to assure compliance.
Building Management objectives will always have priority over the Contractor’s work and the Contractor shall schedule his work to avoid conflicts with Building Management.
PRE-CONSTRUCTION REQUIREMENTS
1. All current local, State and Federal regulations concerning work in buildings containing asbestos are to be complied with at all times. Additionally, all contractors must be familiar with the Owner’s Asbestos Operations and Maintenance Program Manual available in the Management Office. Attached as Exhibit E, please find an asbestos disclosure statement for the property and Exhibit F reviews guidelines with regard to working within ceilings on unabated floors.
2. Construction documents (plans and specifications) must be submitted to the Office of the Building for approval a minimum of four (4) weeks prior to commencement of the project. If the Project Manager requires the services of outside consultants, i.e., a structural engineer to review load or coring requirements, the cost of such review will be the responsibility of the Contractor and/or Tenant for whom the job is being performed.
3. Zeller Management Corporation restricts the contractor selection for any trade performing work in the building to those included in Exhibit H or the “Approved Contractor List”
4. All work performed by Contractor shall be performed in a manner so as to avoid any labor dispute which results in a stoppage or impairment of work or delivery services or any other services in the Building. In the event, there is such stoppage or impairment as the result of any such labor dispute, Contractor shall immediately undertake such action as may be necessary to eliminate such dispute or potential dispute.
5. The Office of the Building must receive written notice from the Tenant regarding when the Contractors will be performing work in their space. This will allow the Building Management to notify Security of the Contractor’s schedule to allow them access to your space.
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CONTRACTOR & VENDOR GUIDELINES

Under no circumstances will Contractors be permitted access to a Tenant’s space without prior approval from the Tenant.
6. Contractor shall not proceed with any construction within the premises until Construction Documents are complete and marked APPROVED or APPROVED AS NOTED by Landlord’s Building Manager. All construction must be performed in strict accordance with the APPROVED or APPROVED AS NOTED drawings only.
7. The following documents must be supplied to the Landlord before commencement of construction and kept current as the work proceeds:
i.	An executed copy of these Rules and Regulations of the site for construction, attached as Exhibit A.

ii.	Certificates of Insurance for the General Contractor and each Sub-contractor evidencing the insurance coverage as well as naming as Additional Insureds those entities listed in Exhibit B.

iii.	Copy of building permit for work (also to be posted at the job site)

iv.	Schedule of Construction

v.	Project Information Sheet, Exhibit C which lists emergency numbers for General Contractor and all Sub-contractors working on site.

vi.	MSD sheets for all products being used shall be supplied to the building staff prior to construction.
GENERAL CONSTRUCTION REGULATIONS
Elevators — The freight elevator shall be used for Tenant deliveries, construction deliveries, construction debris removal, building trash removal, furniture deliveries, construction personnel movement and other purposes as may be required from time to time. Use of passenger elevators by Contractors for any reason is strictly prohibited.
The Building housekeeping staff uses the freight elevator between the hours of 5:30 p.m. and 1:00 a.m, Monday through Friday for trash removal. Contractors may use the freight elevator during this time on a shared basis with the Building housekeeping staff. After hours authorization is required through the Office of the Building for freight use and regulations and usage fees will apply. Please note that hoisting of construction materials must be scheduled and completed after-hours.
All goods that are loaded onto the freight elevator are to be properly packaged. Loose materials such as sand and cement shall be transported in sealed bags. Users of the freight elevator are required to leave the area clean (broom swept and wet mopped) and free of debris. Should housekeeping need to clean-up after Contractor use of freight elevator, hourly janitorial rates will apply and be charged back to Contractor.
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CONTRACTOR & VENDOR GUIDELINES

Freight Elevator Information

Cab dimensions:	5’ll”W x 7’D x 9’H
9’ on diagonal
22” x 5’ hatch allows for 12’ ceiling height
Elevator Door dimensions:	47 3/4” x 8’
Vestibule Door dimensions:	35” x 7’8”
Weight capacity:	4,000 lbs
Elevator hours:	M-F, 6:00 a.m. to 5:30 p.m., staffed
Location:	East core serving D level through 34th Floor
Security Identification — All trades persons working on the project must be issued a contractor badge from security. Photo identification (i.e. valid driver’s license, state or company identification) is required to obtain badge which is to be worn daily, be visible at all times and presented to the elevator operator for access to the project site. Upon completion of the days work, the badge is to be returned to the security office located at the dock. The Contractor will be responsible for the cost of the badge if lost or damaged ($250.00).
Safety Practices (Job-site) — All accidents must be reported to the Security department immediately. Security will dispatch personnel and facilitate the emergency procedures. In serious cases, first call 911 for the Chicago Fire Department Paramedics and then notify Security (329-1275). Please review Exhibit D for safety practices to be followed by Contractor while at the building.
Public Areas — The building does not permit anyone loitering in public areas of the building. Lunches and breaks are to be taken within the construction area or in restaurant areas in the building and may not be conducted anywhere else on building premises.
Waste Removal — The Contractor is responsible for trash removal from areas in which the Contractor is working or storing materials. Trash and construction debris shall not be allowed to accumulate within the freight elevator vestibules, premises or the corridors adjacent to the premises, the lower levels or streets and sidewalks adjacent to the building. All food waste and any other debris that may cause safety hazards, odors or any other building problem must be removed on a daily basis.
Requests for construction dumpsters must be made through the Office of the Building. Following dumpster use, the Contractor must contact the Office of the Building promptly to schedule removal of dumpster. When requesting dumpster removal, the Contractor shall specifically indicate to which tenant project the cost is to be allocated.
Loading Dock — All materials shall be brought into the building at the loading dock and must be scheduled in advance and coordinated through the Office of the Building. During operating hours, users of the loading dock shall be permitted to occupy dock space for a period of no longer than thirty minutes. Once off-loading is complete, the vehicle shall leave the dock area, At no time during operating hours, shall parking be allowed at the loading dock.
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CONTRACTOR & VENDOR GUIDELINES

Users of the loading dock shall be permitted to have no more than one vehicle at the dock at anytime during normal operating hours. Tractor trailers are strictly prohibited from use of the loading dock at any time.
Loading Dock Information

Number of Loading Berths:	6 enclosed (3 for delivery, 2 for compactors and 1 for construction dumpster)
Berth Dimensions:	10’ x 37’2” approximately
Door Dimensions:	15’7” x 33’
Dock Landing:	3’5” off dock floor
Dock Hours:	M-F, 6:00 a.m. to 5:30 p.m., staffed
Location:	one level below grade and accessible from N, Water Street, one-half block east of lower Michigan.
Dumpsters may not be placed at the loading dock during normal operating hours without authorization from the Office of the Building. The exact location of a dumpster at the dock at any time shall be subject to approval by the Building Engineers and/or Security personnel. Failure to comply with loading dock procedures may result in a vehicle being ticketed or towed.
Site Security - The General Contractor is responsible for the security of the project site for the duration of the work. Furthermore, the General Contractor is responsible for ensuring that the Building Engineers have the proper keys necessary for access to the project site.
Building Keys — Construction keys for electrical communications, telephone and slop sink closets shall be authorized by the Office of the Building. All keys must be signed out and returned daily at the engineering office. Failure to return keys daily will result in the key being considered lost. Contractors are responsible for all keys issued to them and will be charged for rekeying all locks associated with lost keys.
Washrooms — Washrooms on occupied floors may not be used by Contractor. Washroom facilities for Contractors are available on the concourse level of the building.
Solar Window Film/Blinds — Building windows, blinds and solar window film must be protected during the construction process. A site survey of the building windows will be performed both before and at the conclusion of the project. Any damage not noted during the initial walkthrough will be the responsibility of the Contractor at the end of construction.
Carpeting — All corridor carpeting must be protected with masonite during deliveries with adhesive poly used for construction foot traffic. Please note that floor protection shall not remain in corridor between 8:00 a.m. and 5:00 p.m. Any cutting of carpeting to gain access to floor trench system will be repaired at tenant/contractor expense.
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Cleaning/Final Clean — Building Management expects the Contractor to maintain a clean and presentable space during construction. The floor must be swept nightly at a minimum. Building cleaning equipment is not for Contractor use and will not be loaned. Additionally, a thorough final cleaning including but not limited to the following, will be required before Tenant occupies space is occupied.
a.	Fluorescent light fixtures and lenses

b.	Windows and window mullions

c.	Doors and frames

d.	Base

e.	Carpet

f.	Blinds

g.	Smoke Detectors
Contractor must use Building’s cleaning contractor and only through coordination with Office of the Building.
After Hours Access — Entrance to the building after hours is controlled by Security personnel. In order to facilitate after hours entrance or departure, it is important that the Office of the Building be notified of the need as soon as reasonably possible. This is of particular importance regarding freight elevator service and the loading dock as manpower may have to be scheduled to handle the request. If an after hours emergency arises, Security must be notified (329-1275).
Stock (Leftover Stock) — Any leftover stock items, such as carpet, paint, base, etc., must be stored within the tenant space after construction is completed or removed from the property. No leftover stock items are to be stored in building storage areas. No leftover paint or other items are to be stored within the building after construction unless the tenant has requested to store it within their space. For building common area renovation, attic stock carpet and wall covering should be delivered to a location designated by property management, as should left over paint clearly labeled as to location and use.
Tools and Ladder Policy — Under no circumstances, will building tools or ladders be loaned out. Contractors must supply their own equipment in order to perform contracted work.
Inspections — The Project Manager and/or Chief Engineer will make inspections as necessary to determine the condition and progress of Contractor’s work and enforce the provisions of these rules and regulations.
As-Built Drawings — All mechanical trades are required to submit copies of as-built drawings to the General Contractor. The General Contractor will make one submission of three copies of as-built drawings for all trades to the Project Manager. All as-built drawings are to be dated and signed by the appropriate subcontractor as well as the General Contractor and submitted to the Landlord’s MEP Engineer, McGuire Engineering within 30 days of substantial completion. A complete set of drawings must be submitted on CAD-14 disk.
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STRUCTURAL & CARPENTRY
1. All walls are to be constructed using UL-approved 5/8” thick, fire-rated Gypsum board.
2. All penetrations through demising or space separation walls shall be neatly cut and finished up to the service passing through the penetration. A UL approved fire stopping compound shall be used to form a tight seal against the service penetrating the wall.
3. Locations of core drilling of the concrete floor must be approved by the Chief Engineer and the Building Structural Engineer. Indiscriminate core drillings could compromise the structural integrity of the floor. Costs associated with any repairs from misplaced or unapproved cores will be the Contractor’s responsibility.
4. Channeling of the concrete floor is not permitted.
DEMOLITION
1. All demolition work shall be performed after 6:00 p.m. and before 7:00 a.m. unless otherwise agreed to in writing by the Building Manager. Cleaning and dust control measures must be taken to prevent dirt and dust from infiltrating into adjacent tenant, mechanical or base building areas. All noisy work shall occur before 8:00 a.m. and after 6:00 p.m. to avoid disturbing other tenants. Noisy work will be defined as noise that is noticeable from adjacent spaces.
2. Debris from demolition of walls, ceilings, floors, mechanical and electrical systems shall be cleaned up immediately. In no case shall debris and rubble be left in piles on the floor in the construction area or elsewhere.
3. The building service corridor on the concourse level is not to be used for storage or extended staging (more than 1 hour). Building Management is not responsible for any items left in the corridor and any item left longer than permissible will be thrown out or relocated. All costs associated with these actions will be billed back to the Contractor.
4. The Contractor must meet with the Building Manager concerning disposal or return of building items such as doors, VAV boxes, hardware, etc. The Building Manager will advise Contractor as to the disposition of these items. It will be the Contractor’s responsibility to remove items from the building if they are not wanted or deliver them to the basement area if the building decides to retain them.
5. During major remodeling, all abandoned items must be removed. These items include, but are not limited to, the following :
a.	Conduit

b.	Water pipes

c.	Demising walls

d.	Wall and door braces and headers

e.	Wiring

f.	Telephone Cables
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g.	Computer Cables
6. During construction, all services leaving tenant space must be capped and all openings leaving tenant space, including opening into pipe chases, duct work, shafts, or other common spaces must be sealed while work is being carried out. Contractor will be responsible for any damage, including clean-up of water and dust caused by failure to cap systems or seal areas.
ELECTRICAL
1. Prior to demolition work, Contractor must contact the Chief Engineer, at least 48 hours in advance, to coordinate the building’s electrician for non-demo conduit identification.
2. Electrical Contractor is responsible for coordinating emergency lighting and signage circuitry with McGuire Engineers.
3. Under no circumstances are Tenant receptacle services to be connected to building electrical panels. Any electrical contractor found doing this will be removed from the vendor list.
4. Architect shall contact McGuire Engineers for the typical base building specifications and guidelines. All drawings must be submitted to McGuire for peer review.
5. Utility costs or charges for any service to the Premises shall be the responsibility of the Tenant from the date the Tenant’s work commences.
a. Temporary electrical service shall be provided by the Building at the floor where the work is to be performed. Contractor must have the Building Manager’s approval to connect temporary lines to the power source for service to the Premises.
b. Any temporary lighting used during construction must be removed after installation of ceiling grid.
6. If it is necessary to shut down an electric riser, it must be done on a weekend. Scheduling for a shutdown should be coordinated through the Office of the Building at least 2 weeks in advance. Building Management reserves the right to further restrict allowable times for shutdowns. Scheduling in advance is no guarantee of time availability.
7. Updated typed index cards must be installed in the electrical closets. All circuits must be tagged.
8. All electric covers will be replaced at end of work day.
10. No outlets or other electrical fixtures may be installed in the perimeter wall.
11. Electrical Contractor is responsible for coordinating the fire alarm installation/testing with Siemens, the building’s fire alarm contractor.
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12. Electrical closets are not be used for storage.
HVAC
1. Contact McGuire Engineers for fan schedules, VAV box schedule and typical base building MEP specifications and guidelines. All drawings must be submitted to McGuire for peer review.
2. No construction related work can be secured to the base building HVAC system. Such items that may not be attached include, but are not limited to the following: bracing of walls, ceiling grid, lights, electrical conduits, water pipes and any supplementary HVAC equipment. The Contractor will be held responsible to repair any damage to the HVAC system.
3. Only plenum approved boxes, fixtures and fittings will be allowed above the ceiling. All motors attached to equipment mounted above the ceiling must be plenum approved. Examples of equipment are, but not limited to, light fixtures, fan coil units, VAV boxes and exhaust fans.
4. Ductwork must be sealed with an approved duct sealant.
5. All air conditioning units connected to the condenser water system must be balanced to            GPM per connected ton. All HVAC systems must be professionally air balanced using Landlord’s balancing contractor and outside air must be measured. A copy of the balancing report must be provided to the Project Manager.
6. Contractors must comply with all applicable codes and regulations concerning CFC’s, PCB’s, etc., (i.e. cannot dump a refrigerant charge — must reclaim, recover or recycle).
7. Contractor shall endeavor to install ductwork with a minimum number of bends.
8. All VAV boxes shall be accessible to the satisfaction of the Chief Engineer. Boxes shall not be covered up by inaccessible ceilings or have access impeded by other services. Contractor is required to gain approval from the Chief Engineer prior to box or ceiling installation.
9. Perimeter induction units must be cleaned at job completion and inspected by the Chief Engineer.
10. Contractor shall notify the Chief Engineer at least 5 days prior to the date on which the premises will be fully ready to commence calibrating and balancing the HVAC system. Such testing and balancing shall be performed by Landlord’s Test and Balance Contractor, Competitive Piping. Balancing must be completed, corrections made as required, and a final Test and Balance report filed with the Office of the Building
PLUMBING
1. If it is necessary to shut down a water riser, it must be done after hours or on a weekend. Scheduling for a shut down should be coordinated through the Office of the Building at least one
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week in advance. Building Management reserves the right to further restrict allowable times for shutdowns. Scheduling in advance does not guarantee time availability.
     2. Any hot water requirements to tenant areas may be satisfied only by tenant supplied, inline, UL approved water heaters. Tenant will not tie into Building hot water system.
     3. The Chief Engineer must witness the pressure testing of any systems which will tie into the fire system, condenser water system or domestic water system before the system is enclosed in walls. All piping systems should be tested tight for 6 hours under hydrostatic pressure 1.5 times the system working pressure. The maximum test pressure should not exceed 500 lbs. Any device in the piping system not capable of 1.5 times the working pressure shall be removed for test purposes and reinstalled after completion of the test. Contractor is responsible for all required “shunt” pieces for testing,
     4. All water supply lines are to be covered with insulation, including elbows, according to building specifications.
     5. All drains and vents in work areas must be capped during construction to prevent the accumulation of debris in the lines. All sinks and fixtures in work areas must be capped during construction to prevent accumulation of debris in the lines. Contractor will be required to demonstrate satisfactory operation of drains and fixtures at completion of job and is responsible for drains up to 30 days past completion.
     6. Access panels must be installed wherever valves in walls are present. Valves cannot be covered up so as to be inaccessible.
     7. Slop sinks should not be used to dispose of plaster, drywall mud or any other related materials.
FIRE LIFE SAFETY
     1. The Building Engineers will disable devices or functions as needed to preserve normal building operations.
     2. All system detectors and devices should be protected from physical damage or contamination by foreign material (i.e. enclose detector heads with (blaze-range) plastic bags and tape or elastic rim plastic covers, seal duct smoke detectors)
     3. After completion of work, Contractor shall verify that all affected devices or systems have been returned to normal and all off-normal conditions corrected.
     4. The Building Engineers will check the system status, reset the system and enable devices or functions as needed.
     5.  Signage per City of Chicago fire code 15-16-660 shall be installed above fire extinguishers. The signage shall be red and white 12”h x 7 1/2”w non-glo 3-way plastic stating Fire Extinguisher.
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6. Failure to adhere to these requirements may result in corrective service costs being charged back to the Contractor.
TELEPHONE/COMMUNICATION SYSTEM
The telephone riser closet, located near the southeast corner of the building core on each typical tenant floor, is the location where the Tenant’s telephone lines will originate.
1. The Landlord’s telephone vendor, Infrastructure Management Group (see Project Directory) will pull the cable through the conduit provided by Tenant’s Electrical Sub-contractor from the Landlord’s termination block within the telephone riser closet to the termination block within the Tenant’s premises.
2. The Tenant or its contractor shall be responsible for IMG’s costs in connecting the feeder cable. The Tenant’s contractor or phone vendor shall be responsible for all other conduit and cable runs.
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EXHIBIT A
CONTRACTOR ACCEPTANCE
For purposes of these Site Rules and Regulations, any references to “Contractor” shall be deemed to include Contractors, Sub-contractors, materialmen, architects, engineers and anyone else performing any portion of, or supplying materials, equipment or services in connection with any of Tenant’s work.
I hereby acknowledge that I have thoroughly read and will adhere to all items stated in this manual. I further agree to incorporate this document into any subcontracts that I may establish to assure adherence by all tradesmen that are working on the project referenced below.

Project Name:

Suite Number:

Company Name:

By:
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EXHIBIT B
INSURANCE
A.	INSURANCE REQUIRED FROM CONTRACTORS AND SUBCONTRACTORS
•	Such Insurance shall be in the aggregate limits of liability of not less than:

•	Workers’ Compensation: Workers’ Compensation insurance in accordance with the laws of the State of Illinois and any other state in which the services are being performed, and Employer’s Liability Insurance with a limit of not less than $1,000,000 applying to all persons employed by Contractor.

•	Liability Insurance: Commercial general liability insurance including bodily injury, property damage, personal injury, contractual liability in a combined single limit amount of not less than $2,000,000 per occurrence and in the aggregate.

•	Automobile Liability Insurance: Commercial automobile liability insurance including owned, non-owned and hired vehicles in a combined single limit amount of not less than $1,000,000.

•	Umbrella Liability or Excess Liability: Following form over the primary coverage in an amount not less than $3,000,000 each occurrence and in the aggregate.

•	Crime Insurance: Contractor shall purchase and maintain comprehensive crime insurance in an amount not less than $100,000, which shall include coverage for fidelity, money and securities on and off the premises, transit, and depositors forgery coverage. Such insurance shall protect ZRC as their interest may appear for any dishonest or fraudulent acts of contractors’ employees, any loss of money and securities by destruction, disappearance or wrongful abstraction while in the care, custody or control of the contractor or contractor’s employees.
B.	CERTIFICATE HOLDER
•	Zeller Management Corporation
C.	ADDITIONAL INSUREDS (TO BE IDENTIFIED EXACTLY AS INDICATED BELOW)
•	GEMSA Lean Services, LP., as Master Servicer in trust for the Registered Holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass through Certificates Series 2005- CI, c/o Bank of America, N.A. as subservicer

•	LRH-401 Michigan Avenue, LLC

•	Zeller Realty Group

•	Zeller Development Corporation

•	Zeller Management Corporation

•	LaSalle Bank, as Trustee of Trust No. 128497

•	Z-401 Castleton, L.L.C.

•	Zeller Castleton, L.L.C.

•	Zeller-401 Property, L.L.C.

•	Zeller-401 Rait, L.L.C.

•	Zeller-401, L.L.C.
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EXHIBIT C
401 N. Michigan Avenue
PROJECT INFORMATION SHEET
Please fill out the information listed below. This information must be completed before any work can begin in your space. Once this information has been completed please return this form to the Office of the Building.
PROJECT:

LOCATION:

GENERAL CONTRACTOR:

SUPERINTENDENT:

DAYTIME PHONE NUMBER:

AFTER HOURS PHONE NUMBER:

PAGER NUMBER:

NORMAL WORKING HOURS:

DURATION OF PROJECT:

SUBCONTRACTORS	PHONE	AFTER HOURS PHONE

1.

2.

3.

4.

5.

6.

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EXHIBIT D
401 N. Michigan Avenue
JOB-SITE SAFETY PRACTICES
All contractors and its employees must follow safety practices outlined by employer, General Contractor and OSHA but not limited to: Contractors are responsible for maintaining and enforcing their own safety rules and procedures. Under no circumstances will Building Management or its employees accept responsibility for monitoring general safety guidelines. The following guidelines for safety in the building should be followed but is not all inclusive of safety practices required by law, or any other rules that may apply.

•	Take special precautions if welding or cutting in a confined space is stopped for some time. Disconnect the power on ARC welding or cutting units and remove the electrode from the holder. Turn off the torch valves on gas welding or cutting units, shut off the gas supply at a point outside the confined area, and, if possible, remove the torch and hose from area.

•	After welding or cutting is completed, mark hot metal or post a warning sign to keep workers away from heated surfaces.

•	Smoking is not allowed in the building and is not permitted anywhere on the building premises including the construction site. Contractor personnel will be asked to leave and escorted from the building if found smoking on the premises.

•	Follow safe housekeeping principles.
1.	Don’t throw electrode or rod stubs on the floor — discard them in proper waste container.

2.	Keep construction area as free of debris as possible.

3.	Keep chemicals secured in approved storage cabinets.

4.	Keep floors dry and clean.
•	Hard hats must be worn at all times inside the construction area.

•	The Contractor must use smoke detector covers for construction work that may create dust, smoke fumes, etc. These covers must be signed out and returned daily at the engineering office located on lower level D.

•	All contractors must supply a list of all hazardous materials and their locations as well as all MSD sheets to the building Project Manager.

•	Keep a fully stocked and clearly marked first aid supply kit on the job site at all times.

•	Make sure there are fully charged, appropriate fire extinguishers present on the job site.
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EXHIBIT E
ASBESTOS CONTAINING MATERIALS (ACM) NOTIFICATION
TO:	Contractor

RE:	Asbestos 401 N. Michigan Avenue
Asbestos containing materials are present in the building in the following forms:
•	White fireproofing on various floors, Blue tinted fireproofing is not asbestos containing.

•	All pipe insulation that is not fiberglass.

•	Floor tile and associated mastics

•	Transite ductwork in electrical closets

•	White ceiling ventilation flex ducts

•	Drywall compound
When asbestos is disturbed it can become airborne. Inhaled asbestos is a cancer and lung disease hazard.
Contractors are not authorized to disturb any of these materials. If work cannot be accomplished without disturbing these materials, the Chief Engineer, Kurt Anderson should be contacted. The building engineering staff or a licensed asbestos contractor will be utilized to safely remove this material.
If you accidentally contact asbestos containing material, do not attempt to clean any debris. Once again, Kurt Anderson should be contacted immediately so proper clean-up may be initiated.
If you have any questions, please contact the Office of the Building.
Sincerely,
ZELLER MANAGEMENT CORPORATION
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EXHIBIT F
401 N. Michigan Avenue
UNABATED FLOORS
GUIDELINES
•	Floors that have not been abated include Partial lobby, 3 & 31.

•	Work practices that have the potential to disturb Asbestos Containing Materials (ACM) must be approved by Kurt Anderson, Chief Engineer at (312) 595-2467 prior to commencement of any construction.

•	Absolutely no work may be performed within the ceiling during HVAC hours of operation.

•	Only trades which have successfully completed a 16 hour OSHA approved Operations and Maintenance course may perform work within the ceiling which has the potential to disturb fireproofing.

•	A maximum of 10 tiles may be taken out of ceiling at one time and must be re-installed immediately upon completion of work and prior to the start of HVAC operations.

•	Construction area needs to be properly labeled in order to limit entry, however, signage should not be visible from common areas.

•	The following documentation must be submitted prior to commencement of construction:

Certificate of Completion of 16 hour O&M course

Certification of Respirator Fit Test

•	Any accidental release of ACM must be reported immediately to Kurt Anderson at (312) 595-2467.

•	The following building approved contractors are used to address asbestos related issues at 401 N. Michigan:

Abatement Contractor H.E.P.A. (773) 342-7553

Environmental Consultant E.C.G. (312) 733-5900
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EXHIBIT G
401 N. Michigan Avenue
STANDPIPE/RISER DRAIN DOWNS
GUIDELINES
•	Riser drain downs will be performed on Wednesdays, during the day shift only (must be scheduled at least a week in advance)

•	Riser drain downs must be kept to a minimum.

•	Riser work should typically be completed within two hours. All piping should be run to the riser with only the tie-in remaining to be completed.

•	Riser draining will be completed by 6:00 a.m. work should start immediately, and system must be back in service by 2:00 p.m.
PROCEDURES
•	Contractor must request drain down through the Office of the Building at least one week in advance.

•	Engineers will disable appropriate life safety devices.

•	Engineers will isolate system and drain to below the construction floor.

•	Contractor must verify with Engineers that the riser drain down is complete before cutting into the riser.

•	Contractor must physically verify that the riser is drained down, before cutting into the riser, by opening the fireman’s hose connection valve or sprinkler drain valve on the construction floor.

•	Contractor must notify Engineers when work is finished, and request system fill up.

•	Engineers will supply contractor with a 2-way radio to communicate with the Engineers filling the system as well as accompany contractor while system is being refilled.

•	Contractor will verify that there are no leaks with the Engineer on site or via the 2-way radio with the Engineers.

•	Contractor will return 2-way radio to the Engineering department.

•	Engineer will enable appropriate life safety devices.
SINGLE FLOOR SPRINKLER DRAIN DOWNS
•	Contractor notifies Engineers of location where work is to be done (Floor # and Stairwell #) before starting work (drain down must be scheduled 24 hours in advance)

•	The Engineers disable the appropriate life safety devices for the affected floors.

•	Contractor isolates system and performs work.

•	Contractor notifies Engineers when work is complete, and gets approval to refill system.

•	Contractor slowly fills system and checks for leaks.

•	Contractor calls Engineers when system is refilled and verifies that all alarms have been cleared on the computer.

•	Engineers enable appropriate life safety devices.
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EXHIBIT H
401 N. Michigan Avenue
APPROVED CONTRACTOR LIST
GENERAL CONTRACTORS

Reed Illinois Corporation 600 West Jackson Blvd, Suite 500 Chicago, IL 60661-5625	Terry Birck Fax	(312) 943-8100 (312) 943-8141

Krahl Construction 224 North DesPlaines Street, 4th Floor Chicago, IL 60661	Don Haton Fax	(312) 648-9800 (312) 876-9049

Bear Construction 1501 Rohlwing Road Rolling Meadows, IL 60008	Scott Kurinsky Fax	(847) 222-1900 (847) 222-9910

Interior Construction Group 105 West Adams, Suite 900 Chicago, IL 60603	Steve Zuwala Fax	(312) 553-4949 (312) 553-0649
SUB-CONTRACTORS

Fire Protection U.S. Fire Protection Superior Fire Protection Global Fire Protection	Mike Peterson Pat Sullivan Tom Neuendorf	(708) 816-0050 (708) 599-5008 (708) 852-5200

Plumbing John’s Plumbing Millennium Piping Pientka Plumbing	Bill Johns Bill Doyle Robert Klauk	(773) 286-9030 (312) 715-0560 (847) 573-9004

HVAC Hill Mechanical Group Competitive Piping Murphy Miller Admiral Heating & Ventilating	Terry Baker Tom Muraski Ed Flannigan Catherine Bertucci	(773) 929-6600 (312) 322-1900 (312) 427-8900 (708) 544-3100

Electric Concur Electric Super Electric Company S&M Electric	JimCurtin Frank Marcinkowski Jack McNamara	(708) 396-8766 (773) 489-4400 (708) 780-8177

Life Safety Commercial Alarm Systems	Randy Jensen	(630) 832-2844
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WORK LETTER ATTACHMENT B-3
FORMS FOR PROCESSING LANDLORD’S CONTRIBUTION
[Please see attached.]
Work Letter Attachment B-3

SWORN STATEMENT FOR CONTRACTOR AND SUBCONTRACTOR TO OWNER

State of ____________	Page ___ of ___Pages

County of __________

The affiant ___________________________________ being first duly sworn , on oath deposes and says that
(Name)
he is_____________________________________ of __________________________________________________
(position) (Firm name, address and phone number)
___________________________________________________________ that _____________________________
has contact with Zeller-(0) Properties, LLC owner for __________________________________________________
_______________________________________________________ on the following described premises in said
(description of work)
County to wit: 401 N, Mechigan, Chicago, IL , 60611 - Cook County
That for the purpose of said contract, the following persons have been contracted with, and have furnished, or are furnishing and preparing materials for, and have done or are doing labor on said Improvement. That there is due and to become due them, respectively, the amounts set opposite their names for materials or labor as stated. That this statement is a full, trust and complete statement of all such persons, the amounts paid and the amounts due or to become due to each.

1	2	3	4	5	6	7
Name and Address	Kind of Work	Amount of Contract	Retention (incl. Current)	Net Previously Paid	Net Amount This Payment	Balance to Complete

TOTAL

Amount of Original Contract	$	__________	Work Completed to Date	$	__________
Extras to Contract	$	__________	Less __ % Retained	$	__________
Total Contract and Extras	$	__________	Net Amount Earned	$	__________
Credits to Contract	$	__________	Net Amount Previously Paid	$	__________
Adjusted Total Contract	$	__________	Net Amount of this Payment	$	__________
			Balance to Become Due (Inc. Retention)	$	__________

It is understood that the total amount paid to date plus the amount requested in this application shall not exceed ______% of the cost of work completed to date.
          I agree to furnish waivers of lien for all materials under my contract when demanded.

Signed

(Position)

Subscribed and sworn to before this _________ day of ______ 20___.

Notary Public

ZELLER REALTY GROUP
401 N. Michigan; Ste 250
CHICAGO, ILLINOIS 60611
(312) 640-7600
FAX (312) 640-7699

TO:	Contractors/Vendors
DATE:	April 11, 2006
RE:	401 N. Michigan Ave. MONTHLY BILL PAYMENT PROCESS
This notification outlines our lender and title company requirements for pay requests.
A.	PAYMENT TIMING. Telefaxed copy of application for payment (“pencil draft” for owners review) shall be submitted by the 1st of the month for the prior month=s work; Contractor shall be Immediately advised of any required changes. Final copies of all documents will be due in Zeller=s Corporate office by the 10th day of the month. Funding will occur at the end of the following month. Payment applications shall reflect only executed change orders, and will not be processed for full payment without an executed contract, work orders, and change orders in hand.

B.	APPLICATION FOR PAYMENT. Application for Payment and Sworn Statement should be submitted using attached format (see sample). Separate applications should be provided for each phase of a project where separate contracts or authorizations are issued for separate phases. Architect=s Certificate (AIA G702) shall be provided for all base building work; It will not be required for tenant improvement work. Retainage of 10% shall be withheld on all contracts over $15,000. Additionally, the following closeout documents must be submitted with all final applications:

Additionally, the following closeout documents must be submitted with all final applications:
1.	Original complete set of original permit drawings and specifications;

2.	Certificate of occupancy;

3.	Copy of City building permit(s);

4.	Complete punch list for the project signed by an approved representative of the tenant.

5.	Letter for the project stating the substantial completion date and the commencement of all warranties, including duration, maintenance contracts and local source for any specialty parts or supplies required for the improvements, includes balancing reporst, HVAC design drawings, copies of all warranties, maintenance contracts and equipment manuals and certificates of Insurance for maintenance contractors;

6.	As-built drawings:

7.	All appropriate original waiver of liens from the contractor, subcontractors, sub-subcontractors, materialmen and suppliers.
C.	TITLE REQUIREMENTS.
1.	Waiver of Lien — An executed and notarized original for the full amount of the pay request being made by the Contractor must be submitted. For your information, a completed sample waiver is also included in the Waiver of Lien Guidelines memorandum. To summarize:
$	The Contractor must provide a current overall waiver with each application for payment; Contractor/subcontractors performing work on a time and material basis must provide a final waiver with each application for payment.

$	The Contractor must submit a supplemental listing of their subcontractors= names, addresses and phone numbers.

$	Subcontractors/vendors delivering materials to Contractor or directly to the job site or providing labor for the project need to provide an original waiver of lien/contractor’s affidavit and, as mentioned above, need to be listed on the Contractor’s Sworn Statement and/or waiver of lien. Subcontractor=s waivers must be submitted within approximately 21 days of funding to the Contractor. These waivers are to be submitted in a complete package with a summary letter noting services and amounts.

Contractors/Vendors
Monthly Bill Payment Process

     Whenever subcontractors/vendors deliver to the Contractor, but the material is not purchased specifically for this project, they do not need to provide a waiver/contractor’s affidavit; however, the subcontractor/vendor name, address and telephone number should be shown on the lower portion of the Contractor’s waiver of lien along with the following statement (see SAMPLE waiver included in the Waiver of Lien Guidelines memo): “All materials taken from fully paid stock and delivered to site in my/our own truck. My supplier is...”
2.	Form W-9 — To be submitted one time only (with your first application for payment):
     A copy of a substitute W-9 form can be found in the attached memo which provides waiver of lien guidelines. Please return the completed original form along with your waiver(s) to the address given at the end of this notification.
D.	INSURANCE REQUIREMENTS. Prior to commencement of any services on site, the Contractor shall purchase and maintain, at its own cost, and require its subcontractors to purchase and maintain, at its own cost, insurance with coverages and aggregate limits of liability of not less than indicated below from licensed insurers with a Bests rating of AX or better; coverage to be primary and non-contributing. Original copies must be submitted to building management.

For Sub-Contracts $10,000 or Less:
$	Worker=s compensation (including Occupational Disease): $500,000

$	Employer=s Liability Coverage: $500,000
Each Accident: $500,000

Disease, Policy Limit $500,000

Disease, per Employee: $500,000
$	Broad Form Commercial General Liability: $1,000,000

$	Comprehensive Automobile Liability; $500,000

$	Property Insurance Coverage for Tools and Equipment on Site: Replacement Value
For Sub-Contracts Greater than $10,000:

$	Worker=s Compensation (including Occupational Disease): $500,000

$	Employer=s Liability Coverage: $500,000
Each Accident: $500,000

Disease, Policy Limit $500,000
Disease, per Employee: $500,000

$	Broad Form Commercial General Liability: $2,000,000

$	Comprehensive Automobile Liability: $1,000,000

$	Property Insurance Coverage for Tools and Equipment on Site: Replacement Value

$	General Contractors shall also provide Umbrella Liability insurance of not less than $3,000,000.
Insurance Certificates shall include the following additional insureds:
$	Name Insured: Zeller — 401 Property, LLC

$	Additional Named Insureds: Zeller — 401 Property, LLC; Zeller Management Corporation; Zeller Realty Group; Zeller Development Corporation; Zeller — 401 Ralt, LLC.; Zeller — 401, L.L.C.; LRH — 401 Michigan Avenue, LLC; LaSalle Bank, as Trustee of Trust No. 128497; Z — 401 Castleton, L.L.C.; Zeller Castleton, L.L.C.
     Incomplete and/or unapproved pay request packages will not be submitted with the current month’s drew requisition to our lender, but will be deferred until the foregoing requirements are satisfied.

Contractors/Vendors
Monthly Bill Payment Process

     Pay requests, invoices, waivers, insurance certificates and any questions regarding the above procedures should be

addressed to:	with a copy to:
Ms. Mary Darwin	Mr. Eric Taylor
Zeller Realty Group	Zeller Realty Group
401 North Michigan, Ste 250	401 N. Michigan, Ste 260
Chicago, IL 60611	Chicago, IL 60611
Phone: 312-595-2267	Phone: 312-640-7617
Fax: 312-640-7699	Fax: 312-640-7699

ZELLER REALTY GROUP
401 N. Michigan; Ste 250
CHICAGO, ILLINOIS 60611
(312) 640-7600
FAX (312) 640-7699

TO:	CONTRACTORS/VENDORS
FROM:	Eric Taylor
DATE:	April 11, 2006
RE:	401 North Michigan Avenue LIEN WAIVERS
The following guidelines have been established to aid you in the completion of waivers for submission to 401 North Michigan’s title company. Attached please find blank waivers and an example waiver for your files.
Waiver of Lien Guidelines:

1)	All waivers must be ORIGINALS:

2)	Waivers need to state the proper employer. General Contractors are employed by The Owner however, subcontractors’ waivers must indicate they are employed by the General Contractor. See (A) on attached example waiver.

The Owner Is: Zeller — 401 Property, LLC

3)	The amount of the current application/Invoice should be spelled out as well shown numerically on the waiver. See (B) on attached example waiver.

4)	The waiver must be signed and dated by a corporate officer. If a company seal is available, please affix as well. See (C) on attached example waiver.

5)	The second portion of the waiver, the Contractor’s Affidavit, is required from contractors providing labor and material. Affidavits are not required from surveyors, consultants, architects, etc. These individuals need only complete the top waiver portion. However, the company’s name must be typed on the waiver if an affidavit is not submitted.

6)	If materials are taken from stock, no additional waivers are required; however, the following language must be on the affidavit: “All materials are taken from fully paid stock and delivered to site in my own truck.” My principle supplier is: (suppliers name, address & telephone number). See (D) on attached example waiver.

If materials are delivered to the site by a subcontractor, that sub must be named, the contract amount, previous payments, etc. must be shown, and a waiver submitted to this office within approximately three (3) weeks of receipt of payment or before the next funding. See (E) on attached example waiver.

7)	The affidavit must be signed & dated by a corporate officer. See (F) on attached example waiver.

8)	The affidavit must be notarized. See (G) on attached example waiver.

9)	All new contractors must submit a W-9 form for governmental reporting purposes. Form attached.

10)	A list of all subcontractors along with their addresses & telephone numbers must be provided by the General Contractor with application.
Please review the above and call me at (312) 640-7615 with any questions. If these guidelines are not adhered to in the future, Invoices and the corresponding waivers will be withdrawn from our draw request and returned to you. Thank you for your cooperation in this matter.

APPLICATION AND CERTIFICATE FOR PAYMENT	PAGE ONE OF PAGES

To:	Zeller Realty Corporation		APPLICATION NO:
	401 North Michigan	PROJECT: 401 N. Michigan
	Suite 250		PERIOD FROM:
	Chicago, IL, 60611		PERIOD TO:
ATTN:	Mary Moutvic

FROM (CONTRACTOR):

PROJECT NO:

CONTRACT FOR:			CONTRACT DATE:
CONTRACTOR’S APPLICATION FOR PAYMENT

CHANGE ORDER SUMMARY
Change Orders approved in previous months by Owner		ADDITIONS	DEDUCTIONS

	TOTAL	0	0
Approved This Month
Number	Date Approved

	TOTALS	0	0
Net change by Change Orders			0

ORIGINAL CONTRACT SUM	$0
Net change by Change Orders	$0

CONTRACT SUM TO DATE	$0

TOTAL COMPLETED & STORED TO DATE	$0
RETAINAGE 10%	$0

TOTAL EARNED LESS RETAINAGE	$0

LESS PREVIOUS CERTIFICATES FOR PAYMENT	$0

CURRENT PAYMENT DUE	$0

State of: ILLINOIS
County of: COOK
Subscribed and Sworn to before me this       day of                     , 20
Notary Public:
My Commission Expires:

Contractor:

By:

Date:

CONTINUATION SHEET		APPLICATION NUMBER:
BREAKDOWN OF APPLICATION AND CERTIFICATE FOR PAYMENT.		APPLICATION DATE:
All amounts are stated to the nearest dollar.	CONTRACTOR:	PERIOD FROM:	0
PROJECT NAME: 401 N. Michigan	JOB NO:	TO:	0

A	B	C	D	E	F	G	H	I	J	K
					WORK COMPLETED			TOTAL
			OWNER			THIS APPLICATION		COMPLETED		BALANCE
ITEM		SCHEDULED	CHANGE	REVISED	PREVIOUS		STORED	AND STORED		TO
NO	DESCRIPTION OF WORK	VALUE	ORDER	VALUE	APPLICATIONS	WRK IN PLACE	MTLS	TO DATE	%	FINISH
01	GENERAL CONDITIONS	0	0	0	0	0		0	0%	0
02	DEMOLITION	0	0	0	0	0		0	0%	0
03	DOORS, FRAMES, HDWR	0	0	0	0	0		0	0%	0
04	GYPSUM DRYWALL	0	0	0	0	0		0	0%	0
05	CARPET / FLOORCOVERING	0	0	0	0	0		0	0%	0
06	PAINT / WALLCOVERING	0	0	0	0	0		0	0%	0
07	ACOUSTICAL CEILINGS	0	0	0	0	0		0	0%	0
08	HVAC	0	0	0	0	0		0	0%	0
09	ELECTRICAL	0	0	0	0	0		0	0%	0
10	CONTRACTORS FEE	0	0	0	0	0		0	0%	0

	JOB TOTAL	0	0	0	0	0	0	0	0%	0

WAIVER OF LIEN TO DATE

STATE OF ILLINOIS	|
	SS	Qty #
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
WHEREAS the undersigned has been employed by:
to furnish:
for the premises known as: 401 North Michigan Avenue of which Zeller-401 Properties, LLC is the owner.
THE undersigned, for and in consideration of:
$                                         Dollars, and other good and valuable considerations, the receipt whereof is hereby acknowledged, do(es) hereby waive and release any and all lien or claim of, or right to, lien, under the statutes of the State of Illinois, relating to mechanics liens, with respect to and on said above described premises, and the improvements thereon, and on the material, fixtures, apparatus or machinery furnished and on the moneys, funds or other considerations due or to become due from the owner, on account of labor services, material, fixtures, apparatus or machinery furnished to this date by the undersigned for the above described premises.
          Given under my hand signed and sealed this                      day of                     , 20
Officer Signature and Corporate Seal:
NOTE: All waivers must be for the full amount paid. If waiver is for a corporation, corporate name should be used, corporate seal affixed and title of officer signing waiver should be set forth; if waiver is for a partnership, the partnership name should be used, partner should sign and designate himself as partner.
CONTRACTOR’S AFFIDAVIT

STATE OF ILLINOIS	|
SS
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
THE undersigned, being duly sworn, deposes and says that he is of the
who is the contractor for the
work on the building located at: 401 N. Michigan Avenue and owned by: Zeller-401 Properties, LLC
That the total amount of the contract including extras is                                          on which he has received payment of $                                prior to this payment. That all waivers are true, correct and genuine and delivered unconditionally and that there is no claim other legal or equitable to defeat the validity of said waivers. That the following are the names of all the parties who have furnished material or labor, or both, for said work and all parties having contracts or subcontracts for specific portions of said work or for material entering into the construction thereof and the amount due or to become due to each, and that the items mentioned include all labor and material required to complete said work according to plans and specifications:

		CONTRACT	PREVIOUSLY	THIS	BALANCE
NAMES	SERVICE	PRICE	PAID	PAYMENT	DUE

TOTAL LABOR & MATERIAL TO COMPLETE
That there are no other contracts for said work outstanding, and that there is nothing due or to become due to any person for material, labor or other work of any kind done or to be done upon or in connection with said work other than above stated.
Signed this                      day of                                         , 20

Signature:

Subscribed and sworn to before me this                      day of                                         , 20

Notary Signature and Seal:

FINAL WAIVER OF LIEN

STATE OF ILLINOIS	|
	SS	Qty #
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
WHEREAS the undersigned has been employed by:
to furnish:
for the premises known as: 401 North Michigan Avenue of which Zeller-401 Properties, LLC is the owner.
THE undersigned, for and in consideration of:
$                                         Dollars, and other good and valuable considerations, the receipt whereof is hereby acknowledged, do(es) hereby waive and release any and all lien or claim of, or right to, lien, under the statutes of the State of Illinois, relating to mechanics’ liens, with respect to and on said above-described premises, and the improvements thereon, and on the material, fixtures, apparatus or machinery furnished, and on the moneys, funds or other considerations due or to become due from the owner, on account of labor services, material, fixtures, apparatus or machinery furnished or which may be furnished at any time hereafter.
          Given under my hand signed and sealed this                      day of                     , 20

Officer Signature and Corporate Seal:

NOTE: All waivers must be for the full amount paid. If waiver is for a corporation, corporate name should be used, corporate seal affixed and title of officer signing waiver should be set forth; if waiver is for a partnership, the partnership name should be used, partner should sign and designate himself as partner.
CONTRACTOR’S AFFIDAVIT

STATE OF ILLINOIS	|
SS
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
THE undersigned, being duly sworn, deposes and says that he is of the
who is the contractor for the
work on the building located at: 401 N. Michigan Avenue and owned by: Zeller-401 Properties, LLC
That the total amount of the contract including extras is $                                         on which he has received payment of $                     prior to this payment. That all waivers are true, correct and genuine and delivered unconditionally and that there is no claim either legal or equitable to defeat the validity of said waivers. That the following are the names of all parties who have furnished material or labor, or both, for said work and all parties having contracts or subcontracts for specific portions of said work or for material entering into the construction thereof and the amount due or to become due to each, and that the items mentioned include all labor and material required to complete said work according to plans and specifications:

		CONTRACT	PREVIOUSLY	THIS	BALANCE
NAMES	SERVICE	PRICE	PAID	PAYMENT	DUE

TOTAL LABOR & MATERIAL TO COMPLETE
That there are no other contracts for said work outstanding, and that there is nothing due or to become due to any person for material, labor or other work of any kind done or to be done upon or in connection with said work other than above stated.
Signed this                      day of                                         , 20

Signature:

Subscribed and sworn to before me this                      day of                                         , 20

Notary Signature and Seal:

FINAL WAIVER OF LIEN

STATE OF ILLINOIS	|
	SS	Qty #
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
WHEREAS the undersigned has been employed by:
to furnish:
for the premises known as: 401 North Michigan Avenue of which Zeller-401 Properties, LLC is the owner.
THE undersigned, for and in consideration of:
($                                        ) Dollars, and other good and valuable considerations, the receipt whereof is hereby acknowledged, do(es) hereby waive and release any and all lien or claim of, or right to, lien, under the statutes of the State of Illinois, relating to mechanics’ liens, with respect to and on said above-described premises, and the improvements thereon, and on the material, fixtures, apparatus or machinery furnished, and on the moneys, funds or other considerations due or to become due from the owner, on account of labor services, material, fixtures, apparatus or machinery furnished or which may be furnished at any time hereafter.
          Given under my hand signed and sealed this                      day of                     , 20

Officer Signature and Corporate Seal:

Company Name:

Address:

NOTE: All waivers must be for the full amount paid. If waiver is for a corporation, corporate name should be used, corporate seal affixed and title of officer signing waiver should be set forth; if waiver is for a partnership, the partnership name should be used, partner should sign and designate himself as partner.

WAIVER OF LIEN TO DATE
EXAMPLE

STATE OF ILLINOIS	|
	SS	Qty #
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
     WHEREAS the undersigned has been employed by: A- GENERAL CONTRACTOR OR OWNER to furnish: TRADES for the premises known as PROPERTY ADDRESS of which OWNER NAME is the owner.
     THE undersigned, for and in consideration of: B- NET AMOUNT RECEIVED SPELLED OUT ($ NET AMOUNT RECEIVED) Dollars, and other good and valuable considerations, the receipt whereof is hereby acknowledged, do(es) hereby waive and release any and all lien or claim of, or right to, lien, under the statutes of the State of Illinois, relating to mechanics’ liens, with respect to and on said above-described premises, and the improvements thereon, and on the material, fixtures, apparatus or machinery furnished, and on the moneys, funds or other considerations due or to become due from the owner, on account of labor services, material, fixtures, apparatus or machinery furnished to this date by the undersigned for the above described premises.
          Given under my hand signed and sealed this                      day of                     , 20

Officer Signature and Corporate Seal:	C

NOTE: All waivers must be for the full amount paid. If waiver is for a corporation, corporate name should be used, corporate seal affixed and title of officer signing waiver should be set forth; if waiver is for a partnership, the partnership name should be used, partner should sign and designate himself as partner.
CONTRACTOR’S AFFIDAVIT

STATE OF ILLINOIS	|
SS
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
     THE undersigned, being duly sworn, deposes and says that he is NAME & POSITION WITH COMPANY of the NAME OF COMPANY who is the contractor for the TRADE(S) work on the building located at: PROPERTY ADDRESS and owned by: OWNER NAME
That the total amount of the contract including extras is $ TOTAL CONTRACT AMOUNT on which he has received payment of $ PAID TO DATE prior to this payment. That all waivers are true, correct and genuine and delivered unconditionally and that there is no claim either legal or equitable to defeat the validity of said waivers. That the following are the names of all parties who have furnished material or labor, or both, for said work and all parties having contracts or subcontracts for specific portions of said work or for material entering into the construction thereof and the amount due or to become due to each, and that the items mentioned include all labor and material required to complete said work according to plans and specifications:

		CONTRACT	PREVIOUSLY	THIS	BALANCE
NAMES	SERVICE	PRICE	PAID	PAYMENT	DUE
D- IF ALL MATERIALS ARE TAKEN FROM STOCK: “ALL MATERIALS TAKEN FROM FULLY PAID STOCK & DELIVERED TO SITE IN MY OWN TRUCK” MY PRINCIPLE SUPPLIER IS: (NAME OF COMPANY, ADDRESS & PHONE NUMBER)
-OR-

E-COMPANY NAME	NUMBER	$10,000.00		$10,000.00	$0.00
		(MATERIAL WAIVER WOULD BE FURNISHED)
TOTAL LABOR & MATERIAL TO COMPLETE
That there are no other contracts for said work outstanding, and that there is nothing due or to become due to any person for material, labor or other work of any kind done or to be done upon or in connection with said work other than above stated.
Signed this                      day of                                         , 20

Signature:	F

G- Subscribed and sworn to before me this                       day of                                           , 20

Notary Signature and Seal:

EXHIBIT B-3
Form of Third Expansion Space Work Letter
[See Attached]

B-3

WORK LETTER
(Tenant Work — Third Expansion Space)
     This WORK LETTER AGREEMENT (this “Work Letter”) is entered into as of the 26th day of November, 2008, by and between ZELLER MANAGEMENT CORPORATION, an Illinois corporation, not personally, but solely in its capacity as agent for owner (“Landlord”), and HEALTHCARE SERVICES, INC., a Delaware corporation, d/b/a Accretive Health (“Tenant”). The parties hereby acknowledge that they have contemporaneously entered into that certain lease amendment (the “Second Amendment”), captioned “SECOND LEASE AMENDMENT,” for that certain Third Expansion Space (as defined in the Second Amendment) located in a portion of the building known as 401 North Michigan Avenue (the “Building”), situated on certain property (including all easements appurtenant thereto) lying north of the Chicago River in Chicago, Illinois (the “Property”). Unless otherwise defined in this Work Letter, all capitalized terms shall have the meanings ascribed to them in the Second Amendment. For purposes hereof, the term “Lease” shall mean the “Lease” (as defined in the Second Amendment”), as amended by the Second Amendment.
     Landlord and Tenant agree that their respective rights and obligations in reference to the construction of the leasehold improvements to the Third Expansion Space and the refurbishment of certain leasehold improvements in the Original Premises (as defined in the Second Amendment) and the First Expansion Space (as defined in the Second Amendment and, together with the Original Premises, the “27th Floor Space”) (collectively, the “Tenant Finish Improvements”) shall be as follows:
     1. Work. Tenant, at its sole cost and expense (subject to the payment by Landlord of Landlord’s Contribution (as hereinafter defined) in accordance herewith), shall perform, or cause to be performed, the work in the Third Expansion Space and the refurbishment of certain leasehold improvements in the 27th Floor Space (collectively, the “Work”) provided for in the Approved Plans (as defined in Paragraph 2 hereof). Subject to Tenant’s satisfaction of the conditions specified in this Work Letter, Tenant shall be entitled to Landlord’s Contribution (as defined in Paragraph 7 below).
     2. Pre-Construction Activities.
          (a) Tenant’s Pre-Construction Deliveries. On or before ten (10) days prior to commencement of the Work, Tenant shall submit the following information and items to Landlord for Landlord’s review and approval.
               (i) A detailed critical path construction schedule containing the major components of the Work and the time required for each, including the scheduled commencement date of the Work, milestone dates and the estimated date of completion of construction.
               (ii) An itemized statement of estimated construction costs, including fees for permits and architectural and engineering fees.

               (iii) Evidence satisfactory to Landlord of Tenant’s ability to pay the cost of the Work (to the extent such cost exceeds Landlord’s Contribution) as and when payments for same become due.
               (iv) The names and addresses of Tenant’s contractors (and said contractors’ subcontractors) and materialmen to be engaged by Tenant for the Work (individually, a “Tenant Contractor,” and, collectively, “Tenant’s Contractors”). Landlord reserves the right to approve or disapprove all or any one (1) or more of Tenant’s Contractors, which approval shall not be unreasonably withheld, conditioned or delayed. The “Pre-approved Contractor and Plan Guidelines” (as hereinafter defined) lists approved contractors for performance of those portions of the Work involving electrical, mechanical, plumbing, heating, air conditioning or life safety systems, from which Tenant must select its contractors for such designated portions of the Work. The “Pre-approved Contractor and Plan Guidelines” shall mean those certain guidelines attached hereto as Attachment B-1, together, with such reasonable modifications thereof and additions thereto as Landlord may make from time-to-time. Landlord hereby approves Executive Construction, Inc. as Tenant’s general contractor.
               (v) Certificates of insurance as hereinafter described. Tenant shall not permit Tenant’s Contractors to commence any portion of the Work until the required insurance has been obtained and certified copies of policies or certificates have been delivered to Landlord.
               (vi) The Plans (as hereinafter defined) for the Work, which Plans shall be subject to Landlord’s approval in accordance with Paragraph 2(b) below.
Tenant shall update such information and items by notice to Landlord of any changes thereto, which changes shall also be subject to Landlord’s review and approval.
          (b) Approved Plans. As used herein, the term “Approved Plans” shall mean the Plans, as and when approved in writing by Landlord. As used herein, the term “Plans” shall mean, subject to Paragraph 2 of the Pre-approved Contractor and Plan Guidelines, the full and detailed architectural and engineering plans and specifications covering the Work (including, without limitation, architectural, mechanical and electrical working drawings for the Work), which plans and specifications shall be prepared by the “Architect” (as hereinafter defined) and a consulting engineer acceptable to the Landlord. Tenant shall utilize The Environments Group (“Architect”) to provide architectural drawings and McGuire Engineers to provide fully engineered mechanical and electrical plans for the construction of the Tenant Finish Improvements. Landlord may designate the type of materials to be used in the construction of the Tenant Finish Improvements (hereinafter referred to as “Building Standard Construction”), and Tenant hereby agrees to accept such designation. The Plans shall incorporate Building Standard Construction to the greatest extent consistent with design requirements; all non-Building Standard Construction will be reviewed by Landlord and included in architectural and engineering documents for Landlord’s approval. The Plans shall be subject to the approval of all local governmental authorities requiring approval of the Work and/or the Approved Plans. Landlord shall give its approval or disapproval

(providing specific details in the case of disapproval) of the Plans within five (5) business days after their delivery to Landlord. If Landlord does not notify Tenant of its approval or disapproval of the Plans within such five (5) business day period, then Landlord shall be deemed to have disapproved such Plans. Landlord agrees not to unreasonably withhold its approval of the Plans; provided, however, that Landlord shall not be deemed to have acted unreasonably if it withholds its approval of the Plans because, in Landlord’s opinion: (i) the Work as shown in the Plans is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (ii) the Work as shown on the Plans might adversely impair Landlord’s ability to furnish services to Tenant or other tenants; (iii) the Work as completed would increase the cost of operating the Building; (iv) the Work would violate any governmental laws, rules or ordinances (or interpretations thereof); (v) the Work contains or uses hazardous or toxic materials or substances; (vi) the Work would adversely affect the appearance of the Building; (vii) the Work might adversely affect another tenant’s premises; or (viii) the Work is prohibited by any mortgage or deed of trust encumbering the Building. The foregoing reasons, however, shall not be exclusive of the reasons for which Landlord may withhold consent, whether or not such other reasons are similar or dissimilar to the foregoing. If Landlord notifies Tenant that changes are required to the Plans, Tenant shall, within five (5) business days thereafter, submit to Landlord for its approval, the Plans amended in accordance with such required changes. The Plans shall also be revised and the Work shall be changed, all at Tenant’s cost and expense, to incorporate any work required on the Third Expansion Space or the 27th Floor Space by any local governmental field inspector. Landlord’s approval of the Plans shall in no way be deemed to be (i) an acceptance or approval of any element contained therein which is in violation of any applicable laws, ordinances, regulations or other governmental requirements, or (ii) an assurance that work done pursuant to the Approved Plans will comply with all applicable laws (or with the interpretations thereof) or satisfy Tenant’s objectives and needs.
          (c) Commencement of the Work. No Work shall be undertaken or commenced by Tenant in the Third Expansion Space or the 27th Floor Space until (i) Tenant has delivered, and Landlord has approved, all information and items set forth in Paragraph 2(a) above, (ii) Tenant has obtained all necessary building permits, (iii) Tenant has designated Tenant’s Representative (as defined in Paragraph 10) pursuant to Paragraph 10, and (iv) proper provision has been made by Tenant for payment in full of the cost of the Work, which shall take into account the obligations of Landlord to make the Landlord Contribution.
     3. Delays. In the event Tenant fails to deliver, or deliver in sufficient and accurate detail, the information required under Paragraph 2 above on or before the respective dates specified in Paragraph 2 for such information, or in the event Tenant, for any reason other than Landlord Delays (as hereinafter defined), fails to complete the Work on or before the Third Expansion Space Commencement Date, Tenant shall be responsible for Rent with respect to the Third Expansion Space and all other obligations set forth in the Lease with respect thereto from the Third Expansion Space Commencement Date, regardless of the degree of completion of the Work on such date, and no such delay in completion of the Work (other than delays caused by a

Landlord Delay) shall relieve Tenant of any of its obligations under the Lease. Notwithstanding the foregoing, in the event that Tenant fails to complete the Work prior to the Third Expansion Space Commencement Date due to Landlord Delays, then the Third Expansion Space Commencement Date shall be deferred by one (1) day for each day of delay caused by such Landlord Delay. “Landlord Delays” shall mean delays in completion of the Work with respect to the Third Expansion Space, which delays are not attributable to the acts or omissions of Tenant or Tenant’s Contractors, due to Landlord’s failure to provide any approvals or disapprovals within the time periods set forth in Paragraph 2(b) above.
     4. Change Orders. All material changes to the Approved Plans requested by Tenant must be approved by Landlord in advance of the implementation of such changes as part of the Work; provided, however, that no Landlord approval shall be required for changes to the Approved Plans that are (i) solely cosmetic in nature and (ii) do not involve the entryway of the Third Expansion Space or 27th Floor Space to any public corridor of the Building. All delays caused by Tenant-initiated change orders, including, without limitation, any stoppage of the Work during the change order review process, are solely the responsibility of Tenant and shall not cause delay nor relieve Tenant of its obligations under the Lease (including, without limitation, Tenant’s obligation to pay Rent) or under this Work Letter. All increases in the cost of the Work resulting from such change orders shall be borne by Tenant.
     5. Standards of Design and Construction and Conditions of Tenant’s Performance. All Work done in or upon the Third Expansion Space or the 27th Floor Space shall be done by Tenant according to the standards set forth in this Paragraph 5 and the Contractor and Vendor Guidelines attached hereto as Attachment B-2, except as the same may be modified in the Approved Plans.
          (a) The Approved Plans and all design and construction of the Work shall comply with all applicable statutes, ordinances, regulations, laws, codes and industry standards, including, but not limited to, requirements of Landlord’s fire insurance underwriters.
          (b) Tenant shall, at its sole cost and expense, obtain all required building permits and occupancy permits. Tenant’s failure to obtain such permits shall not cause a delay in the Third Expansion Space Commencement Date or the obligation to pay Rent nor any other obligations set forth in the Lease.
          (c) Tenant’s Contractors shall be licensed contractors, possessing good labor relations and shall be capable of performing quality workmanship and working in harmony with Landlord’s contractors and subcontractors and with other contractors and subcontractors in the Building. All of the Work shall be coordinated with any other construction or other work in the Building in order not to adversely affect construction work being performed by or for Landlord or its other tenants.
          (d) Landlord shall have the right, but not the obligation, to perform, on behalf of and for the account of Tenant, subject to reimbursement by Tenant, work which pertains to patching of the Work and other work in the Building that arises as a result of the performance of the Work, provided that all such work shall be related to base building systems.
          (e) Tenant shall use only new, first-class materials in the Work, except as explicitly shown otherwise in the Approved Plans. All Work shall be done in a good and workmanlike manner. Tenant shall obtain contractors’ warranties of at least one (1) year in duration from the completion of the Work and protecting against defects in workmanship and materials on all work performed and equipment installed in the Third Expansion Space or 27th Floor Space as part of the Work.
          (f) Tenant and Tenant’s Contractors shall make all efforts and take all steps appropriate to assure that all construction activities undertaken comport with the reasonable expectations of all tenants and other occupants of a fully-occupied (or substantially fully occupied) first-class office building and do not unreasonably interfere with the operation of the Building or with other tenants and occupants of the Building. In any event, Tenant shall comply with all reasonable rules and regulations existing from time to time at the Building. Tenant and Tenant’s Contractors shall take all precautionary steps to minimize dust, noise and construction traffic, and to protect their facilities and the facilities of others affected by the Work and to properly police same. Construction equipment and materials are to be kept within the Third Expansion Space or 27th Floor Space and delivery and loading of equipment and materials shall be done at such locations and at such time as Landlord shall reasonably direct so as not to burden the construction or operation of the Building. Tenant may perform the Work during business hours and shall not be required to use overtime labor, subject to the Contractor and Vendor Guidelines attached as Attachment B-2 to this Work Letter. If and as required by Landlord, the Third Expansion Space shall be sealed off from the balance of the office space on the floor(s) containing the Third Expansion Space so as to minimize the dispersement of dirt, debris and noise.
          (g) Landlord shall have the right to order Tenant or any of Tenant’s Contractors who violate the requirements imposed upon Tenant or Tenant’s Contractors in performing the Work (or any portion thereof) to cease working and remove its equipment and employees from the Building. No such action by Landlord shall delay the Third Expansion Space Commencement Date or the obligation to pay Rent or any other obligations set forth in the Lease.
          (h) Tenant shall not be charged for building standard HVAC service or use of loading dock or freight elevators during normal business hours on a non-exclusive use basis, however all material deliveries shall be made during off hours which there will be a fee for overtime use of the freight elevator. Tenant shall apply and pay for all utility meters required. Tenant shall pay for all support services provided by Landlord’s contractors at Tenant’s request or at Landlord’s discretion resulting from breaches or defaults by Tenant under this Work Letter. All use of freight elevators is subject to scheduling by Landlord and the rules and regulations of the Building as outlined in Exhibit D to the Lease. Tenant shall arrange and pay for removal of construction debris and shall not place debris in the Building’s waste containers. If required by Landlord, Tenant shall sort and separate its waste and debris for recycling and/or environmental law compliance purposes.
          (i) Tenant shall permit access to the Third Expansion Space and 27th Floor Space to, and the Work shall be subject to inspection by, Landlord and Landlord’s architects, engineers, contractors and other representatives, at all reasonable times during the period in which the Work is being constructed and installed and following completion of the Work, subject to the safety requirements of Tenant’s Contractors.
          (j) Tenant shall cause the Work to proceed expeditiously, continuously and efficiently and shall complete the same on or before one hundred fifty (150) days after the date Landlord tenders possession of the Third Expansion Space to Tenant for the construction of the Tenant Finish Improvements, provided that Tenant is not delayed by force majeure. Tenant shall notify Landlord upon completion of the Work and shall furnish Landlord and Landlord’s title insurance company with such further documentation as may be necessary under Paragraphs 7 and 8 below.
          (k) Tenant shall have no authority to deviate from the Approved Plans in its performance (or Tenant’s Contractors’ performance) of the Work, except as authorized by Landlord and its designated representative in writing pursuant to Paragraph 4 hereof. Tenant shall furnish to Landlord “as-built” drawings of the Tenant Finish Improvements within thirty (30) days after completion of the Work as required in the Pre-approved Contractor and Plan Guidelines.
          (l) Landlord shall have the right, at Landlord’s sole cost and expense, to run utility lines, pipes, conduits, duct work and component parts of all mechanical and electrical systems where necessary or desirable through the Third Expansion Space or 27th Floor Space, to repair, alter, replace or remove the same, and to require Tenant to install and maintain proper access panels thereto. In the event that Tenant constructs an open office space with exposed structure and mechanical duct work, any such facilities which Landlord elects to run through the Premises must be treated in the same aesthetic manner as the Premises, and Tenant shall have the right to reasonably approve and coordinate the location of any such facilities.
          (m) Tenant shall impose on and enforce all applicable terms of this Work Letter against Architect and Tenant’s Contractors.
     6. Insurance and Indemnification.
          (a) In addition to any insurance which may be required under the Lease, Tenant shall secure, pay for and maintain, or cause Tenant’s Contractors to secure, pay for and maintain during the continuance of the Work, insurance in the following minimum coverages and the following minimum limits of liability:
               (i) Worker’s Compensation and Employer’s Liability Insurance with limits of not less than $1,000,000.00, or such higher amounts as may be required from time to time by any Employee Benefit Acts or other statutes applicable where the

Work is to be performed, and in any event sufficient to protect Tenant’s Contractors from liability under the aforementioned acts.
               (ii) Commercial General Liability Insurance (including Contractors’ Protective Liability) in an amount not less than $1,000,000.00 per occurrence, whether involving bodily injury liability (or death resulting therefrom) or property damage liability or a combination thereof with a minimum aggregate limit of $2,000,000.00 and with umbrella coverage with limits not less than $3,000,000.00. Such insurance shall provide for explosion and collapse, completed operations coverage and broad form blanket contractual liability coverage and shall insure Tenant’s Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others and arising from its operations under the contracts whether such operations are performed by Tenant’s Contractors or by anyone directly or indirectly employed by any of them.
               (iii) Comprehensive Automobile Liability Insurance, including the ownership, maintenance and operation of any automotive equipment, owned, hired, or non-owned in an amount not less than $1,000,000.00 for each person in one accident, and $1,000,000.00 for injuries sustained by two or more persons in any one accident and property damage liability in an amount not less than $1,000,000.00 for each accident. Such insurance shall insure Tenant’s Contractors against any and all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from its operations under the contracts, whether such operations are performed by Tenant’s Contractors, or by anyone directly or indirectly employed by any of them.
               (iv) “All-risk/Special Form” builder’s risk insurance upon the entire Work to the full insurable value thereof. This insurance shall include the interests of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in the Work and shall insure against the perils of fire and extended coverage and shall include “all-risk/special form” builder’s insurance for physical loss or damage including, without duplication of coverage, vandalism and malicious mischief. If any materials used (or to be used) in connection with the Work are stored off the site of the Building or in transit to such site are not covered under such “all-risk/special form” builder’s risk insurance, then Tenant shall effect and maintain similar property insurance on such materials. Any loss insured under such “all-risk” builder’s risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord, as trustee for the insured parties, as their interests may appear.
               (v) Crime Insurance in an amount not less than $100,000.00, which shall include coverage for fidelity, money and securities on and off the premises, transit, and depositors forgery coverage. Such insurance shall protect Zeller Realty Group as their interest may appear for any dishonest or fraudulent acts of contractors’ employees, any loss of money and securities by destruction, disappearance or wrongful abstraction while in the care, custody or control of the contractor or contractor’s employees.

               (vi) Zeller Management Corporation shall be the certificate holder on any such insurance required under this Paragraph 6.
          All policies (except the worker’s compensation policy) shall be endorsed to include as additional insured parties the parties required by the Lease and such additional persons as Landlord has designated. Designated additional insured parties are as follows (such additional insureds to be identified exactly as indicated below):
          LRH-401 Michigan Avenue, LLC;
          Zeller Realty Group;
          Zeller Development Corporation;
          Zeller Management Corporation;
          LaSalle Bank, as Trustee of Trust No. 128497;
          Z-401 Castleton, L.L.C.;
          Zeller Castleton, L.L.C.;
          Zeller-401 Property, L.L.C.;
          Zeller-401 Rait, LLC;
          Zeller-401, L.L.C.; and
GEMSA Loan Services, LP., as Master Servicer in trust for the Registered Holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass Through Certificates Series 2005-C1, c/o Bank of America, N.A. as Subservicer.
          The waiver of subrogation provisions contained in the Lease shall apply to all insurance policies (except the workmen’s compensation policy) to be obtained by Tenant pursuant to this Paragraph. The insurance certificates shall provide that the insurer shall endeavor to give all additional insured parties thirty (30) days’ prior written notice of any reduction or cancellation for non-renewal of coverage (except that ten (10) days’ notice shall be sufficient in the case of cancellation for non-payment of premium). The insurance coverage afforded to the additional insured parties thereunder shall be primary to any insurance carried independently by said additional insured parties. Additionally, where applicable, each policy shall contain a cross-liability and severability of interest clause.
          (b) Without limitation of the indemnification provisions contained in the Lease, to the fullest extent permitted by law and subject to the waiver of subrogation provisions contained in the Lease, Tenant agrees to indemnify, protect, defend and hold harmless Landlord, the parties listed, or required by, the Lease to be named as additional insured parties, the designated additional insureds provided above, Landlord’s contractors, Landlord’s architects, and their respective beneficiaries, partners, directors, officers, employees and agents, from and against all claims, liabilities, losses, damages and expenses of whatever nature arising out of or in connection with the Work or the entry of Tenant or Tenant’s Contractors into the Building, the Third Expansion Space and the 27th Floor Space, including without limitation, mechanic’s liens, the cost of any repairs to the Third Expansion Space, 27th Floor Space or Building necessitated by activities of Tenant or Tenant’s Contractors, bodily injury to persons or damage to the property of Tenant, its employees, agents, invitees, licensees or others, except where due to Landlord’s negligence. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same or any other indemnity or insurance provision of the Lease.
     7. Landlord’s Contribution; Excess Amounts. As the Work progresses, Landlord shall make a dollar contribution in the amount of Sixty and No/100 Dollars ($60.00) per square foot of rentable area of the Third Expansion Space (which amount, together with any Second Expansion Space Price Protection Allowance or any Third Expansion Space Price Protection Allowance, is referred to herein as the “Third Expansion Space Contribution”), for application thereof to the cost of the Work related to the Third Expansion Space. The total of such Third Expansion Space Contribution shall be in the amount of One Million Three Hundred Twenty-Nine Thousand Nine Hundred and No/100 Dollars ($1,329,900.00). Additionally, as the Work progresses, but in no event prior to November 1, 2013, Landlord shall make a dollar contribution (the “27th Floor Space Contribution,” and, together with the Third Expansion Space Contribution, “Landlord’s Contribution”) in the amount of Thirty-Five and No/100 Dollars ($35.00) per square foot of rentable area of the 27th Floor Space, for application thereof to the cost of the Work related to the 27th Floor Space. The 27th Floor Space Contribution shall be in the amount of Seven Hundred Thirty-Two Thousand Two Hundred Thirty-Five and No/100 Dollars ($732,235.00). Landlord’s Contribution shall include the out-of-pocket costs and expenses owed by Tenant to Landlord pursuant to this Work Letter. Distribution of funds is further defined in Paragraph 8 of this Work Letter. Landlord may deduct from Landlord’s Contribution any amounts due to Landlord or its architects or engineers under this Work Letter before disbursing any other portion of Landlord’s Contribution. Cost savings in the Work relating to either the Third Expansion Space or the 27th Floor Space may be applied by Tenant, upon notice to Landlord, to any excess cost of the Work as it relates to the other of the 27th Floor Space or the Third Expansion Space. If, within twenty-four (24) months after Landlord’s delivery of the Third Expansion Space to Tenant, the total cost of the Work related to the Third Expansion Space for which Tenant or Tenant’s Contractors have applied for payment from Landlord is less than the Third Expansion Space Contribution (such difference shall hereinafter be referred to as the “Third Expansion Space Contribution Balance”), then Tenant shall receive Net Rent abatement (to be applied to Net Rent with respect to the Third Expansion Space first coming due under the Lease) in an amount equal to the Third Expansion Space Contribution Balance. If, on October 31, 2015, the total cost of the Work related to the 27th Floor Space for which Tenant or Tenant’s Contractors have applied for payment from Landlord is less than the 27th Floor Space Contribution (such difference shall hereinafter be referred to as the “27th Floor Space Contribution Balance”), then Tenant shall receive Net Rent abatement (to be applied to Net Rent with respect to the 27th Floor Space first coming due under the Lease) in an amount equal to the 27th Floor Space Contribution Balance. Notwithstanding anything to the contrary contained herein, in no event shall Tenant receive Net Rent abatement, (i) with respect to the Third Expansion Space, in an amount greater than fifty percent (50%) of the Third Expansion Space Contribution and, (ii) with respect to the 27th Floor Space, in an amount greater than fifty percent (50%) of the 27th Floor Space Contribution.
     8. Construction Payments; Excess Costs. Landlord will pay Landlord’s Contribution by paying Tenant’s Contractors as the Work progresses. Landlord will make payments directly to Tenant’s Contractors upon receipt by Landlord of (i) lien waivers and sworn statements from Tenant’s Contractors and other applicable parties, a Payment Application and, if determined by Landlord to be necessary or appropriate, upon a title insurance company’s willingness to issue title insurance over mechanic’s liens relating to Tenant’s Contractors and the Work to the date of each draw, all of the foregoing to be submitted in the forms attached hereto as Attachment B-3, from all parties performing labor or supplying materials or services in connection with the Work, and (ii) such tenant (owner) statements, architect’s certificates and additional documentation (including, without limitation, contractor personal undertakings) which may be reasonably requested by Landlord. If Tenant satisfies the conditions for payment set forth in this Work Letter and Tenant is not in default under the Lease beyond the expiration of applicable grace or notice and cure periods, Landlord shall pay Tenant’s Contractors within sixty (60) days of delivery of each draw request and pertinent documentation as described herein. The application for payment must be representative of work in place. If Tenant satisfies the conditions for payment set forth in this Work Letter and Tenant is not in default beyond the expiration of applicable grace or notice and cure periods and Landlord wrongfully fails or refuses to pay Landlord’s Contribution as set forth herein, Tenant may offset against Rent next due under the Lease the amount of Landlord’s Contribution that Landlord has improperly failed or refused to fund.
     If the cost of the Work exceeds Landlord’s Contribution, including, without limitation, any such excess resulting from Tenant-initiated change orders pursuant to Paragraph 4, then Tenant shall have sole responsibility for the cost of such excess amount (the “Overage”) and shall pay such Overage directly to Tenant’s Contractors pursuant to the terms of this Paragraph 8. With respect to each Payment Application, Tenant shall timely pay to Tenant’s Contractors, concurrently with payment by Landlord of Landlord’s Contribution, amounts sufficient to pay the Overage Estimate Amount (as hereinafter defined). Tenant’s obligation to pay the Overage concurrently with Landlord’s funding of the Landlord’s Contribution is a condition of Landlord’s obligation to pay any portion of the Landlord’s Contribution that may then be payable. Any amounts that Tenant is required to pay under this Work Letter, including, but not limited to, the Overage, shall be referred to as “Tenant’s Cost” herein. Tenant’s Cost shall be deemed additional rent under the Lease.

     Upon completion of the Work, Tenant shall furnish Landlord with full and final waivers of liens and contractors’ affidavits and statements and, if applicable, a Payment Application (as hereinafter defined), all of the foregoing to be submitted in the forms attached hereto as Attachment B-3, from all parties performing labor or supplying materials or services in connection with the Work showing that all of the parties have been compensated in full and waiving all liens in connection with the Third Expansion Space, 27th Floor Space and Building. Tenant shall submit to Landlord a detailed breakdown of Tenant’s total construction costs, including all payments to vendors, contractors, consultants and suppliers related to the Work but paid directly by Tenant, together with such evidence of payment of all construction costs paid directly by Tenant as is reasonably satisfactory to Landlord.
     The “Total Projected Costs” shall mean the total projected costs of the Work as evidenced by the sworn statements to be provided by Tenant and Tenant’s Contractors from time to time pursuant to this Paragraph 8.
     The “Adjusted Denominator” shall equal the difference between (x) the Total Projected Costs and (y) the total amount of Landlord’s Contribution previously applied to the payment of the Work.
     The “Overage Percentage” shall equal the quotient of (x) the projected Overage at the time of the respective Payment Application and (y) the Adjusted Denominator.
     A “Payment Application” shall mean an application submitted by Tenant’s Contractors for which payment is sought pursuant to such written request in the form attached hereto as Attachment B-3.
     The “Overage Estimate Amount” shall equal the product (x) the Overage Percentage and (y) the amount of payment sought pursuant to the Payment Application.
     9. Miscellaneous.
          (a) As part of Building-standard work in the Third Expansion Space (and solely with respect thereto), the cost of which will not be paid with Landlord’s Contribution, Landlord will repair and replace any damaged or missing perimeter induction covers and install drywall around the perimeter curtain wall and interior structural columns. If any hose connection cabinet located within the Third Expansion Space is not required pursuant to applicable statutes, ordinances, regulations, laws or codes, then Landlord shall remove any such hose connection cabinet and the piping associated therewith, the cost of which will not be paid with Landlord’s Contribution, provided, however, if any such hose connection cabinet is required pursuant to applicable statutes, ordinances, regulations, laws or codes, and Tenant desires to relocate the same, then Tenant shall be solely responsible for the costs thereof (but such costs, subject to Paragraphs 7 and 8 hereof, may be paid from Landlord’s Contribution).
          (b) If the Plans for the Work require the construction and installation of more fire hose cabinets or telephone/electrical closets than the number regularly provided by Landlord in the core of the Building in which the Third Expansion Space is located, Tenant agrees to pay all costs and expenses arising from the construction and installation of such additional fire hose cabinets or telephone/electrical closets.
          (c) Time is of the essence of this Work Letter.
          (d) Any person signing this Work Letter on behalf of Landlord and Tenant warrants and represents that such person has authority to sign and deliver this Work Letter and bind the party on behalf of which it has been signed.
          (e) Tenant’s failure to pay any amounts owed by Tenant hereunder when due or Tenant’s failure to perform its obligations hereunder shall also constitute a default under the Lease after expiration of applicable cure periods under the Lease and Landlord shall have all the rights and remedies granted to Landlord under the Lease for nonpayment of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder (including any right to perform such obligations as may be permitted under the Lease).
          (f) Notices under this Work Letter shall be given in the same manner as under the Lease.
          (g) The liability of Landlord hereunder or under any amendment hereto or any instrument or document executed in connection herewith (including, without limitation, the Lease) shall be subject to the limitations of liability set forth in the Lease.
          (h) The headings set forth herein are for convenience only.
          (i) This Work Letter and the Second Amendment set forth the entire agreement of Tenant and Landlord regarding the Work. This Work Letter may only be amended if in writing, duly executed by both Landlord and Tenant.
          (j) All amounts due from Tenant hereunder shall be deemed to be Rent due under the Lease.
          (k) This Work Letter may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument, binding on the parties, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. This Work Letter may be delivered by facsimile or email transmission. This Work Letter shall be effective if each party hereto has executed and delivered at least one counterpart hereof.
     10. Tenant’s Representative.
Tenant shall appoint a person (“Tenant’s Representative”) who may be either an employee or a third party consultant to represent Tenant in performing daily supervision of the Work. Such person shall be familiar with all rules and regulations and procedures of the Building and all personnel of the Building engaged directly or indirectly in the management, operation and construction of the Building and shall serve as a liaison between Landlord and Tenant with respect to the Work. The entire cost and expense of Tenant’s Representative shall be borne and paid for by Tenant (subject to Tenant’s right to use all or any part of Landlord’s Contribution to reimburse Tenant for the same).
     11. Exculpation of Landlord and Zeller. Notwithstanding anything to the contrary contained in this Work Letter, it is expressly understood and agreed by and between the parties hereto that:
          (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in this Work Letter (collectively, “Landlord’s Work Letter Undertakings”) shall extend only to Landlord’s interest in the real estate of which the Third Expansion Space and 27th Floor Space demised under the Lease are a part (hereinafter, “Landlord’s Real Estate”) and not to any other assets of Landlord or its officers, members, directors or shareholders; and
          (b) Except to the extent of Landlord’s interest in Landlord’s Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord’s Work Letter Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, Zeller Realty Corporation, Zeller Realty Group, Zeller Management Corporation, or against any of their respective directors, officers, members, employees, agents, constituent partners, beneficiaries, trustees or representatives.
     12. Landlord’s Supervision Fee. Tenant shall pay Landlord a review and coordination fee (the “Supervision Fee”) equal to five percent (5%) of the total hard construction costs which are submitted by Tenant to Landlord for reimbursement in accordance with Paragraph 7 of this Work Letter.
[The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, this Work Letter is executed as of this 26th day of November, 2008.

LANDLORD: ZELLER MANAGEMENT CORPORATION, an Illinois corporation, not personally, but solely in its capacity as agent for owner
By:	/s/ Robert M. Six
Its: Executive Vice President

TENANT: HEALTHCARE SERVICES, INC., a Delaware corporation, d/b/a Accretive Health
By:	/s/ Greg Kazarian
Its: Senior Vice President/General Counsel

ATTACHMENT B-1
PRE-APPROVED CONTRACTOR AND PLAN GUIDELINES
     1. With reference to Paragraph 2(a)(iv), the following are pre-approved general contractors to be utilized for the Work: ALPS Construction, Inc., KRAHL Construction, Interior Construction Group, JC Anderson, Reed Illinois Corporation and Executive Construction, Inc. With reference to Paragraph 2(a)(iv), the following are designated pre-approved subcontractors to be utilized for the Work:
          (a) HVAC — Hill Mechanical, Competitive Piping, Admiral Heating & Ventilation, Murphy Miller.
          (b) Fire Protection — U.S. Fire Protection, Superior Fire Protection, Global Fire Protection, Great Lakes Fire Protection.
          (c) Plumbing — John’s Plumbing, Competitive Piping, Millennium Piping, Great Lakes Plumbing.
          (d) Electrical — S&M Electric, Super Electric, Concur Electric, Continental Electric, Avondale Electric, Rex Electric.
          (e) Life Safety — Convergent Technologies.
     2. With reference to Paragraph 2(b), the provisions for submittal of the Plans are listed below:
          (a) The architectural drawings for the Work shall include a demolition plan and dimensioned construction plan indicating wall locations and types, door locations and types including hardware and keying requirements, carpentry and millwork requirements and similar work. The drawings shall reflect the use of building standard construction to the greatest reasonable extent possible; where nonstandard materials are used, drawings shall include elevations, material specifications, and all other information reasonably required to define the scope of the Work. The architectural drawings shall include a reflected ceiling plan showing all relocated and new light fixtures, speaker and other special systems, required modifications and repairs to existing ceiling system, if any and required, and nonstandard ceiling scope and details; the drawings submitted for Landlord review and approval shall include a circuited design/build drawing prepared by the electrical subcontractor based on the reflected ceiling plan. The architectural drawings shall include a dimensional electrical/telephone plan reflecting all special circuiting, power conditioning, grounding and other power requirements and specific requirements for rough-in for tenant-installed voice/data cabling systems; the drawings submitted for Landlord review and approval shall include a circuited design/build drawing prepared by the electrical subcontractor based on the electrical/telephone plan. The architectural drawings shall include a wall and floor finish plan with specifications. Tenant may retain such architectural firm as it chooses to prepare the drawings and specifications provided that such firm shall be acceptable to the Landlord.

Work Letter Attachment B-1-1

          (b) If the Tenant desires to install movable filing systems, safes, or equipment other than normal and customary office equipment, floor loading requirements associated with the Tenant’s proposed installation shall be reviewed by Landlord’s designated structural engineer and a letter submitted indicating that the tenant loading requirements are within the building structural design criteria or describing (and including structural drawings and specifications for) any required modifications to the base building structure.
          (c) Prior to delivery, a detailed schedule and pathway will be provided for Landlord review, including all areas affected by access of all equipment other than normal and customary office equipment and such areas which require modification for such deliveries shall be returned to its original state by Tenant.
          (d) Any and all necessary modifications to existing equipment and installations, both base building and other tenant equipment, shall be the responsibility of the Tenant.
          (e) Upon completion of the Work, the Tenant shall provide three sets of as-built field record drawings prepared by its architect and three sets of as-built drawings prepared by the mechanical and electrical subcontractors. If Landlord requests that such drawings be prepared upon a CAD disk and Tenant must bear an extra cost associated with a CAD disk, then Landlord will pay the cost of same.
     3. (Intentionally Omitted)

Work Letter Attachment B-1-2

WORK LETTER ATTACHMENT B-2
CONTRACTOR GUIDELINES
[Please see attached.]

Work Letter Attachment B-2

CONTRACTOR & VENDOR GUIDELINES

401 N. Michigan Avenue
PROJECT DIRECTORY
Landlord/Building Manager
Zeller Management Corporation
401 N. Michigan Avenue, Suite 250
Chicago, IL 60611
(312) 329-1275 Main
(312) 329-2443 Fax

Construction	Title	Phone
Shannon Mangiameli	Assistant Construction Manager	229-8866
Eric Taylor	Senior Project Manager	640-7617
Fax		346-7699

Management
Derrick Johnson	General Manager	595-2450
Fax		329-2443

Engineering
Kurt Anderson	Chief Engineer/Asbestos Program Manager	595-2261
John Burke	Assistant Chief Engineer	229-8862
Fax		329-0118

Security
Steve Walter	Director of Security	595-2263
NOTE: For purposes of obtaining building permits, submitting lien waivers, contractual documentation or proposals, tenant contractors working in the Building are requested to use the following information:
1.	Owner of the Building: Zeller — 401, LLC

2.	Permanent Real Estate Tax Index Number: 36-4466530

Building Hours of Operation

Business Hours:	Monday — Friday	8:00 a.m. — 6:00 p.m.
After Hours:	Monday — Friday	6:00 p.m. — 8:00 a.m.
	Saturday, Sunday and Holidays	24 hours
Loading Dock Hours:	Monday — Friday	6:00 a.m. — 5:30 p.m.
	Saturday, Sunday and Holidays	CLOSED
Freight Service Hours:	Monday — Friday	6:00 a.m. — 5:30 p.m.
	Saturday, Sunday and Holidays	CLOSED

Building Holidays

New Years Day	Memorial Day	Independence Day
Labor Day	Thanksgiving Day	Christmas Day
401 N. MICHIGAN AVENUE

1

CONTRACTOR & VENDOR GUIDELINES

401 N. Michigan Avenue
PROJECT DIRECTORY
Landlord’s Architect
Hydzik Schade Associates, Ltd.
135 S. LaSalle Street
Chicago, IL 60603
(312) 230-9366
Contact: Brent Saiki
Landlord’s MEP Engineers
McGuire Engineers
300 S. Riverside Plaza
Chicago, IL 60606
(312) 876-9240
Contact:
Riser Manager
Infrastructure Management Group
150 S. Wacker Drive, Suite 2420
Chicago, IL 60606
(312) 423-7700
Contact: Jeff Schelinski
Locksmith
Chicago Locksmith Service, Inc.
70 W. Hubbard St.
Chicago, IL 60610
(312) 836-6000
Contact: Steve Mytko
Life Safety
Commercial Alarm Systems
485 W. Fullerton Avenue
Elmhurst, IL 60126
(630) 832-2844
Contact: Randy Jensen
Landlord’s Structural Engineer
W.F. Fortuna Ltd
1420 Ridge Road
Highland Park, IL 60035
(847) 579-8320
Landlord’s Air Test and Balance
Competitive Piping Systems, Inc.
141 W. Jackson Blvd, Suite A-30
Chicago, IL 60604-3001
(312) 322-1900
Contact: Tom Muraski
Waste Removal
Premier Waste & Recycling.
P.O. Box 17111
Chicago, IL 60617
(773) 376-4000
Contact: David DeRousse
Security Access
Touchcom, Inc.
415 N. LaSalle Street, Suite 205
Chicago, IL 60610
(312) 329-9040
Contact: Karen Boren
Major Jurisdictional Authorities
City of Chicago
Department of Building
121 North LaSalle, 9th Floor
Chicago, IL 60602
(312) 744-3405
Chicago Fire Prevention Bureau
444 North Dearborn
Chicago, IL 60610
(312) 744-4723
401 N. MICHIGAN AVENUE

2

CONTRACTOR & VENDOR GUIDELINES

401 N. Michigan Avenue
CONTRACTOR & VENDOR GUIDELINES
The following guidelines are strictly enforced in the best interest of the integrity of the building, the professional appearance of the common areas, tenants’ ability to conduct business and the safety and welfare of tenants and participants involved in the construction project itself.
These Rules and Regulations apply to all Tenants, contractors, sub-contractors, consultants or any other entity working at 401 N. Michigan Avenue. The Landlord and Manager, Zeller Management Corporation shall have the right to reject or halt any work that interferes with out tenants’ ability to reasonably conduct their business. Any and all work that results in noise affecting areas in the building other than the area under construction, including but not limited to concrete coring or sawing, hammering, drilling, shooting of ceiling hangars, cutting of pipes along columns or within the concrete slab shall be done after regular business hours or on weekends. Security measures will be taken if required to assure compliance.
Building Management objectives will always have priority over the Contractor’s work and the Contractor shall schedule his work to avoid conflicts with Building Management.
PRE-CONSTRUCTION REQUIREMENTS
1. All current local, State and Federal regulations concerning work in buildings containing asbestos are to be complied with at all times. Additionally, all contractors must be familiar with the Owner’s Asbestos Operations and Maintenance Program Manual available in the Management Office. Attached as Exhibit E, please find an asbestos disclosure statement for the property and Exhibit F reviews guidelines with regard to working within ceilings on unabated floors.
2. Construction documents (plans and specifications) must be submitted to the Office of the Building for approval a minimum of four (4) weeks prior to commencement of the project. If the Project Manager requires the services of outside consultants, i.e., a structural engineer to review load or coring requirements, the cost of such review will be the responsibility of the Contractor and/or Tenant for whom the job is being performed.
3. Zeller Management Corporation restricts the contractor selection for any trade performing work in the building to those included in Exhibit H or the “Approved Contractor List”
4. All work performed by Contractor shall be performed in a manner so as to avoid any labor dispute which results in a stoppage or impairment of work or delivery services or any other services in the Building. In the event, there is such stoppage or impairment as the result of any such labor dispute, Contractor shall immediately undertake such action as may be necessary to eliminate such dispute or potential dispute.
5. The Office of the Building must receive written notice from the Tenant regarding when the Contractors will be performing work in their space. This will allow the Building Management to notify Security of the Contractor’s schedule to allow them access to your space.
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Under no circumstances will Contractors be permitted access to a Tenant’s space without prior approval from the Tenant.
6. Contractor shall not proceed with any construction within the premises until Construction Documents are complete and marked APPROVED or APPROVED AS NOTED by Landlord’s Building Manager. All construction must be performed in strict accordance with the APPROVED or APPROVED AS NOTED drawings only.
7. The following documents must be supplied to the Landlord before commencement of construction and kept current as the work proceeds:
i.	An executed copy of these Rules and Regulations of the site for construction, attached as Exhibit A.

ii.	Certificates of Insurance for the General Contractor and each Sub-contractor evidencing the insurance coverage as well as naming as Additional Insureds those entities listed in Exhibit B.

iii.	Copy of building permit for work (also to be posted at the job site)

iv.	Schedule of Construction

v.	Project Information Sheet, Exhibit C which lists emergency numbers for General Contractor and all Sub-contractors working on site.

vi.	MSD sheets for all products being used shall be supplied to the building staff prior to construction.
GENERAL CONSTRUCTION REGULATIONS
Elevators — The freight elevator shall be used for Tenant deliveries, construction deliveries, construction debris removal, building trash removal, furniture deliveries, construction personnel movement and other purposes as may be required from time to time. Use of passenger elevators by Contractors for any reason is strictly prohibited.
The Building housekeeping staff uses the freight elevator between the hours of 5:30 p.m. and 1:00 a.m., Monday through Friday for trash removal. Contractors may use the freight elevator during this time on a shared basis with the Building housekeeping staff. After hours authorization is required through the Office of the Building for freight use and regulations and usage fees will apply. Please note that hoisting of construction materials must be scheduled and completed after-hours.
All goods that are loaded onto the freight elevator are to be properly packaged. Loose materials such as sand and cement shall be transported in sealed bags. Users of the freight elevator are required to leave the area clean (broom swept and wet mopped) and free of debris. Should housekeeping need to clean-up after Contractor use of freight elevator, hourly janitorial rates will apply and be charged back to Contractor.
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Freight Elevator Information

Cab dimensions:	5’ll”W x 7’D x 9’H
9’ on diagonal
22” x 5’ hatch allows for 12’ ceiling height
Elevator Door dimensions:	47 3/4” x 8’
Vestibule Door dimensions:	35” x 7’8”
Weight capacity:	4,000 lbs
Elevator hours:	M-F, 6:00 a.m. to 5:30 p.m., staffed
Location:	East core serving D level through 34th Floor
Security Identification — All trades persons working on the project must be issued a contractor badge from security. Photo identification (i.e. valid driver’s license, state or company identification) is required to obtain badge which is to be worn daily, be visible at all times and presented to the elevator operator for access to the project site. Upon completion of the days work, the badge is to be returned to the security office located at the dock. The Contractor will be responsible for the cost of the badge if lost or damaged ($250.00).
Safety Practices (Job-site) — All accidents must be reported to the Security department immediately. Security will dispatch personnel and facilitate the emergency procedures. In serious cases, first call 911 for the Chicago Fire Department Paramedics and then notify Security (329-1275). Please review Exhibit D for safety practices to be followed by Contractor while at the building.
Public Areas — The building does not permit anyone loitering in public areas of the building. Lunches and breaks are to be taken within the construction area or in restaurant areas in the building and may not be conducted anywhere else on building premises.
Waste Removal — The Contractor is responsible for trash removal from areas in which the Contractor is working or storing materials. Trash and construction debris shall not be allowed to accumulate within the freight elevator vestibules, premises or the corridors adjacent to the premises, the lower levels or streets and sidewalks adjacent to the building. All food waste and any other debris that may cause safety hazards, odors or any other building problem must be removed on a daily basis.
Requests for construction dumpsters must be made through the Office of the Building. Following dumpster use, the Contractor must contact the Office of the Building promptly to schedule removal of dumpster. When requesting dumpster removal, the Contractor shall specifically indicate to which tenant project the cost is to be allocated.
Loading Dock — All materials shall be brought into the building at the loading dock and must be scheduled in advance and coordinated through the Office of the Building. During operating hours, users of the loading dock shall be permitted to occupy dock space for a period of no longer than thirty minutes. Once off-loading is complete, the vehicle shall leave the dock area. At no time during operating hours, shall parking be allowed at the loading dock.
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Users of the loading dock shall be permitted to have no more than one vehicle at the dock at anytime during normal operating hours. Tractor trailers are strictly prohibited from use of the loading dock at any time.
Loading Dock Information

Number of Loading Berths:	6 enclosed (3 for delivery, 2 for compactors and 1 for construction dumpster)
Berth Dimensions:	10’ x 37’2” approximately
Door Dimensions:	15’7” x 33’
Dock Landing:	3’5” off dock floor
Dock Hours:	M-F, 6:00 a.m. to 5:30 p.m., staffed
Location:	one level below grade and accessible from N. Water Street,
one-half block east of lower Michigan.
Dumpsters may not be placed at the loading dock during normal operating hours without authorization from the Office of the Building. The exact location of a dumpster at the dock at any time shall be subject to approval by the Building Engineers and/or Security personnel. Failure to comply with loading dock procedures may result in a vehicle being ticketed or towed.
Site Security — The General Contractor is responsible for the security of the project site for the duration of the work. Furthermore, the General Contractor is responsible for ensuring that the Building Engineers have the proper keys necessary for access to the project site.
Building Keys — Construction keys for electrical communications, telephone and slop sink closets shall be authorized by the Office of the Building. All keys must be signed out and returned daily at the engineering office. Failure to return keys daily will result in the key being considered lost. Contractors are responsible for all keys issued to them and will be charged for rekeying all locks associated with lost keys.
Washrooms — Washrooms on occupied floors may not be used by Contractor. Washroom facilities for Contractors are available on the concourse level of the building.
Solar Window Film/Blinds — Building windows, blinds and solar window film must be protected during the construction process. A site survey of the building windows will be performed both before and at the conclusion of the project. Any damage not noted during the initial walkthrough will be the responsibility of the Contractor at the end of construction.
Carpeting — All corridor carpeting must be protected with masonite during deliveries with adhesive poly used for construction foot traffic. Please note that floor protection shall not remain in corridor between 8:00 a.m. and 5:00 p.m. Any cutting of carpeting to gain access to floor trench system will be repaired at tenant/contractor expense.
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Cleaning/Final Clean — Building Management expects the Contractor to maintain a clean and presentable space during construction. The floor must be swept nightly at a minimum. Building cleaning equipment is not for Contractor use and will not be loaned. Additionally, a thorough final cleaning including but not limited to the following, will be required before Tenant occupies space is occupied.
a.	Fluorescent light fixtures and lenses

b.	Windows and window mullions

c.	Doors and frames

d.	Base

e.	Carpet

f.	Blinds

g.	Smoke Detectors
Contractor must use Building’s cleaning contractor and only through coordination with Office of the Building.
After Hours Access — Entrance to the building after hours is controlled by Security personnel. In order to facilitate after hours entrance or departure, it is important that the Office of the Building be notified of the need as soon as reasonably possible. This is of particular importance regarding freight elevator service and the loading dock as manpower may have to be scheduled to handle the request. If an after hours emergency arises, Security must be notified (329-1275).
Stock (Leftover Stock) — Any leftover stock items, such as carpet, paint, base, etc., must be stored within the tenant space after construction is completed or removed from the property. No leftover stock items are to be stored in building storage areas. No leftover paint or other items are to be stored within the building after construction unless the tenant has requested to store it within their space. For building common area renovation, attic stock carpet and wall covering should be delivered to a location designated by property management, as should left over paint clearly labeled as to location and use.
Tools and Ladder Policy — Under no circumstances, will building tools or ladders be loaned out. Contractors must supply their own equipment in order to perform contracted work.
Inspections — The Project Manager and/or Chief Engineer will make inspections as necessary to determine the condition and progress of Contractor’s work and enforce the provisions of these rules and regulations.
As-Built Drawings — All mechanical trades are required to submit copies of as-built drawings to the General Contractor. The General Contractor will make one submission of three copies of as-built drawings for all trades to the Project Manager. All as-built drawings are to be dated and signed by the appropriate subcontractor as well as the General Contractor and submitted to the Landlord’s MEP Engineer, McGuire Engineering within 30 days of substantial completion. A complete set of drawings must be submitted on CAD-14 disk.
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STRUCTURAL & CARPENTRY
1. All walls are to be constructed using UL-approved 5/8” thick, fire-rated Gypsum board.
2. All penetrations through demising or space separation walls shall be neatly cut and finished up to the service passing through the penetration. A UL approved fire stopping compound shall be used to form a tight seal against the service penetrating the wall.
3. Locations of core drilling of the concrete floor must be approved by the Chief Engineer and the Building Structural Engineer. Indiscriminate core drillings could compromise the structural integrity of the floor. Costs associated with any repairs from misplaced or unapproved cores will be the Contractor’s responsibility.
4. Channeling of the concrete floor is not permitted.
DEMOLITION
1. All demolition work shall be performed after 6:00 p.m. and before 7:00 a.m. unless otherwise agreed to in writing by the Building Manager. Cleaning and dust control measures must be taken to prevent dirt and dust from infiltrating into adjacent tenant, mechanical or base building areas. All noisy work shall occur before 8:00 a.m. and after 6:00 p.m. to avoid disturbing other tenants. Noisy work will be defined as noise that is noticeable from adjacent spaces.
2. Debris from demolition of walls, ceilings, floors, mechanical and electrical systems shall be cleaned up immediately. In no case shall debris and rubble be left in piles on the floor in the construction area or elsewhere.
3. The building service corridor on the concourse level is not to be used for storage or extended staging (more than 1 hour). Building Management is not responsible for any items left in the corridor and any item left longer than permissible will be thrown out or relocated. All costs associated with these actions will be billed back to the Contractor.
4. The Contractor must meet with the Building Manager concerning disposal or return of building items such as doors, VAV boxes, hardware, etc. The Building Manager will advise Contractor as to the disposition of these items. It will be the Contractor’s responsibility to remove items from the building if they are not wanted or deliver them to the basement area if the building decides to retain them.
5. During major remodeling, all abandoned items must be removed. These items include, but are not limited to, the following :
a. Conduit
b. Water pipes
c. Demising walls
d. Wall and door braces and headers
e. Wiring
f. Telephone Cables
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g. Computer Cables
6. During construction, all services leaving tenant space must be capped and all openings leaving tenant space, including opening into pipe chases, duct work, shafts, or other common spaces must be sealed while work is being carried out. Contractor will be responsible for any damage, including clean-up of water and dust caused by failure to cap systems or seal areas.
ELECTRICAL
1. Prior to demolition work, Contractor must contact the Chief Engineer, at least 48 hours in advance, to coordinate the building’s electrician for non-demo conduit identification.
2. Electrical Contractor is responsible for coordinating emergency lighting and signage circuitry with McGuire Engineers.
3. Under no circumstances are Tenant receptacle services to be connected to building electrical panels. Any electrical contractor found doing this will be removed from the vendor list.
4. Architect shall contact McGuire Engineers for the typical base building specifications and guidelines. All drawings must be submitted to McGuire for peer review.
5. Utility costs or charges for any service to the Premises shall be the responsibility of the Tenant from the date the Tenant’s work commences.
a. Temporary electrical service shall be provided by the Building at the floor where the work is to be performed. Contractor must have the Building Manager’s approval to connect temporary lines to the power source for service to the Premises.
b. Any temporary lighting used during construction must be removed after installation of ceiling grid.
6. If it is necessary to shut down an electric riser, it must be done on a weekend. Scheduling for a shutdown should be coordinated through the Office of the Building at least 2 weeks in advance. Building Management reserves the right to further restrict allowable times for shutdowns. Scheduling in advance is no guarantee of time availability.
7. Updated typed index cards must be installed in the electrical closets. All circuits must be tagged.
8. All electric covers will be replaced at end of work day.
10. No outlets or other electrical fixtures may be installed in the perimeter wall.
11. Electrical Contractor is responsible for coordinating the fire alarm installation/testing with Siemens, the building’s fire alarm contractor.
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12. Electrical closets are not be used for storage.
HVAC
1. Contact McGuire Engineers for fan schedules, VAV box schedule and typical base building MEP specifications and guidelines. All drawings must be submitted to McGuire for peer review.
2. No construction related work can be secured to the base building HVAC system. Such items that may not be attached include, but are not limited to the following: bracing of walls, ceiling grid, lights, electrical conduits, water pipes and any supplementary HVAC equipment. The Contractor will be held responsible to repair any damage to the HVAC system.
3. Only plenum approved boxes, fixtures and fittings will be allowed above the ceiling. All motors attached to equipment mounted above the ceiling must be plenum approved. Examples of equipment are, but not limited to, light fixtures, fan coil units, VAV boxes and exhaust fans.
4. Ductwork must be sealed with an approved duct sealant.
5. All air conditioning units connected to the condenser water system must be balanced to            GPM per connected ton. All HVAC systems must be professionally air balanced using Landlord’s balancing contractor and outside air must be measured. A copy of the balancing report must be provided to the Project Manager.
6. Contractors must comply with all applicable codes and regulations concerning CFC’s, PCB’s, etc., (i.e. cannot dump a refrigerant charge — must reclaim, recover or recycle).
7. Contractor shall endeavor to install ductwork with a minimum number of bends.
8. All VAV boxes shall be accessible to the satisfaction of the Chief Engineer. Boxes shall not be covered up by inaccessible ceilings or have access impeded by other services. Contractor is required to gain approval from the Chief Engineer prior to box or ceiling installation.
9. Perimeter induction units must be cleaned at job completion and inspected by the Chief Engineer.
10. Contractor shall notify the Chief Engineer at least 5 days prior to the date on which the premises will be fully ready to commence calibrating and balancing the HVAC system. Such testing and balancing shall be performed by Landlord’s Test and Balance Contractor, Competitive Piping. Balancing must be completed, corrections made as required, and a final Test and Balance report filed with the Office of the Building.
PLUMBING
1. If it is necessary to shut down a water riser, it must be done after hours or on a weekend. Scheduling for a shut down should be coordinated through the Office of the Building at least one
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week in advance. Building Management reserves the right to further restrict allowable times for shutdowns. Scheduling in advance does not guarantee time availability.
2. Any hot water requirements to tenant areas may be satisfied only by tenant supplied, in-line, UL approved water heaters. Tenant will not tie into Building hot water system.
3. The Chief Engineer must witness the pressure testing of any systems which will tie into the fire system, condenser water system or domestic water system before the system is enclosed in walls. All piping systems should be tested tight for 6 hours under hydrostatic pressure 1.5 times the system working pressure. The maximum test pressure should not exceed 500 lbs. Any device in the piping system not capable of 1.5 times the working pressure shall be removed for test purposes and reinstalled after completion of the test. Contractor is responsible for all required “shunt” pieces for testing.
4. All water supply lines are to be covered with insulation, including elbows, according to building specifications.
5. All drains and vents in work areas must be capped during construction to prevent the accumulation of debris in the lines. All sinks and fixtures in work areas must be capped during construction to prevent accumulation of debris in the lines. Contractor will be required to demonstrate satisfactory operation of drains and fixtures at completion of job and is responsible for drains up to 30 days past completion.
6. Access panels must be installed wherever valves in walls are present. Valves cannot be covered up so as to be inaccessible.
7. Slop sinks should not be used to dispose of plaster, drywall mud or any other related materials.
FIRE LIFE SAFETY
1. The Building Engineers will disable devices or functions as needed to preserve normal building operations.
2. All system detectors and devices should be protected from physical damage or contamination by foreign material (i.e. enclose detector heads with (blaze-range) plastic bags and tape or elastic rim plastic covers, seal duct smoke detectors).
3. After completion of work, Contractor shall verify that all affected devices or systems have been returned to normal and all off-normal conditions corrected.
4. The Building Engineers will check the system status, reset the system and enable devices or functions as needed.
5. Signage per City of Chicago fire code 15-16-660 shall be installed above fire extinguishers. The signage shall be red and white 12“h x 7 1/2”w non-glo 3-way plastic stating Fire Extinguisher.
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6. Failure to adhere to these requirements may result in corrective service costs being charged back to the Contractor.
TELEPHONE/COMMUNICATION SYSTEM
The telephone riser closet, located near the southeast corner of the building core on each typical tenant floor, is the location where the Tenant’s telephone lines will originate.
1. The Landlord’s telephone vendor, Infrastructure Management Group (see Project Directory) will pull the cable through the conduit provided by Tenant’s Electrical Sub-contractor from the Landlord’s termination block within the telephone riser closet to the termination block within the Tenant’s premises.
2. The Tenant or its contractor shall be responsible for IMG’s costs in connecting the feeder cable. The Tenant’s contractor or phone vendor shall be responsible for all other conduit and cable runs.
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EXHIBIT A
CONTRACTOR ACCEPTANCE
For purposes of these Site Rules and Regulations, any references to “Contractor” shall be deemed to include Contractors, Sub-contractors, materialmen, architects, engineers and anyone else performing any portion of, or supplying materials, equipment or services in connection with any of Tenant’s work.
I hereby acknowledge that I have thoroughly read and will adhere to all items stated in this manual. I further agree to incorporate this document into any subcontracts that I may establish to assure adherence by all tradesmen that are working on the project referenced below.

Project Name:

Suite Number:

Company Name:

By:

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EXHIBIT B
INSURANCE
A.	INSURANCE REQUIRED FROM CONTRACTORS AND SUBCONTRACTORS
Such Insurance shall be in the aggregate limits of liability of not less than:

•	Workers’ Compensation: Workers’ Compensation insurance in accordance with the laws of the State of Illinois and any other state in which the services are being performed, and Employer’s Liability Insurance with a limit of not less than $1,000,000 applying to all persons employed by Contractor.

•	Liability Insurance: Commercial general liability insurance including bodily injury, property damage, personal injury, contractual liability in a combined single limit amount of not less than $2,000,000 per occurrence and in the aggregate.

•	Automobile Liability Insurance: Commercial automobile liability insurance including owned, non-owned and hired vehicles in a combined single limit amount of not less than $1,000,000.

•	Umbrella Liability or Excess Liability: Following form over the primary coverage in an amount not less than $3,000,000 each occurrence and in the aggregate.

•	Crime Insurance: Contractor shall purchase and maintain comprehensive crime insurance in an amount not less than $100,000, which shall include coverage for fidelity, money and securities on and off the premises, transit, and depositors forgery coverage. Such insurance shall protect ZRC as their interest may appear for any dishonest or fraudulent acts of contractors’ employees, any loss of money and securities by destruction, disappearance or wrongful abstraction while in the care, custody or control of the contractor or contractor’s employees.
B.	CERTIFICATE HOLDER
•	Zeller Management Corporation
C.	ADDITIONAL INSUREDS (TO BE IDENTIFIED EXACTLY AS INDICATED BELOW)
•	GEMSA Loan Services, LP., as Master Servicer in trust for the Registered Holders of GE Commercial Mortgage Corporation, Commercial Mortgage Pass through Certificates Series 2005- Cl, c/o Bank of America, N.A. as subservicer

•	LRH-401 Michigan Avenue, LLC

•	Zeller Realty Group

•	Zeller Development Corporation

•	Zeller Management Corporation

•	LaSalle Bank, as Trustee of Trust No. 128497

•	Z-401 Castleton, L.L.C.

•	Zeller Castleton, L.L.C.

•	Zeller-401 Property, L.L.C.

•	Zeller-401 Rait, LLC

•	Zeller-401, L.L.C.
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EXHIBIT C
401 N. Michigan Avenue
PROJECT INFORMATION SHEET
Please fill out the information listed below. This information must be completed before any work can begin in your space. Once this information has been completed please return this form to the Office of the Building.
PROJECT:

LOCATION:

GENERAL CONTRACTOR:

SUPERINTENDENT:

DAYTIME PHONE NUMBER:

AFTER HOURS PHONE NUMBER:

PAGER NUMBER:

NORMAL WORKING HOURS:

DURATION OF PROJECT:

SUBCONTRACTORS	PHONE	AFTER HOURS PHONE

1.

2.

3.

4.

5.

6.

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EXHIBIT D
401 N. Michigan Avenue
JOB-SITE SAFETY PRACTICES
All contractors and its employees must follow safety practices outlined by employer, General Contractor and OSHA but not limited to: Contractors are responsible for maintaining and enforcing their own safety rules and procedures. Under no circumstances will Building Management or its employees accept responsibility for monitoring general safety guidelines. The following guidelines for safety in the building should be followed but is not all inclusive of safety practices required by law, or any other rules that may apply.

•	Take special precautions if welding or cutting in a confined space is stopped for some time. Disconnect the power on ARC welding or cutting units and remove the electrode from the holder. Turn off the torch valves on gas welding or cutting units, shut off the gas supply at a point outside the confined area, and, if possible, remove the torch and hose from area.

•	After welding or cutting is completed, mark hot metal or post a warning sign to keep workers away from heated surfaces.

•	Smoking is not allowed in the building and is not permitted anywhere on the building premises including the construction site. Contractor personnel will be asked to leave and escorted from the building if found smoking on the premises.

•	Follow safe housekeeping principles.
1.	Don’t throw electrode or rod stubs on the floor — discard them in proper waste container.

2.	Keep construction area as free of debris as possible.

3.	Keep chemicals secured in approved storage cabinets.

4.	Keep floors dry and clean.
•	Hard hats must be worn at all times inside the construction area.

•	The Contractor must use smoke detector covers for construction work that may create dust, smoke fumes, etc. These covers must be signed out and returned daily at the engineering office located on lower level D.

•	All contractors must supply a list of all hazardous materials and their locations as well as all MSD sheets to the building Project Manager.

•	Keep a folly stocked and clearly marked first aid supply kit on the job site at all times.

•	Make sure there are fully charged, appropriate fire extinguishers present on the job site.
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EXHIBIT E
ASBESTOS CONTAINING MATERIALS (ACM) NOTIFICATION
TO:	Contractor

RE:	Asbestos 401 N. Michigan Avenue
Asbestos containing materials are present in the building in the following forms:
•	White fireproofing on various floors. Blue tinted fireproofing is not asbestos containing.

•	All pipe insulation that is not fiberglass.

•	Floor tile and associated mastics

•	Transite ductwork in electrical closets

•	White ceiling ventilation flex ducts

•	Drywall compound
When asbestos is disturbed it can become airborne. Inhaled asbestos is a cancer and lung disease hazard.
Contractors are not authorized to disturb any of these materials. If work cannot be accomplished without disturbing these materials, the Chief Engineer, Kurt Anderson should be contacted. The building engineering staff or a licensed asbestos contractor will be utilized to safely remove this material.
If you accidentally contact asbestos containing material, do not attempt to clean any debris. Once again, Kurt Anderson should be contacted immediately so proper clean-up may be initiated.
If you have any questions, please contact the Office of the Building.
Sincerely,
ZELLER MANAGEMENT CORPORATION
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EXHIBIT F
401 N. Michigan Avenue
UNABATED FLOORS
GUIDELINES
•	Floors that have not been abated include Partial lobby, 3 & 31.

•	Work practices that have the potential to disturb Asbestos Containing Materials (ACM) must be approved by Kurt Anderson, Chief Engineer at (312) 595-2467 prior to commencement of any construction.

•	Absolutely no work may be performed within the ceiling during HVAC hours of operation.

•	Only trades which have successfully completed a 16 hour OSHA approved Operations and Maintenance course may perform work within the ceiling which has the potential to disturb fireproofing.

•	A maximum of 10 tiles may be taken out of ceiling at one time and must be re-installed immediately upon completion of work and prior to the start of HVAC operations.

•	Construction area needs to be properly labeled in order to limit entry, however, signage should not be visible from common areas.

•	The following documentation must be submitted prior to commencement of construction:

Certificate of Completion of 16 hour O&M course Certification of Respirator Fit Test

•	Any accidental release of ACM must be reported immediately to Kurt Anderson at (312) 595-2467.

•	The following building approved contractors are used to address asbestos related issues at 401 N. Michigan:

Abatement Contractor	H.E.P.A.	(773) 342-7553
Environmental Consultant	E.C.G.	(312) 733-5900
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EXHIBIT G
401 N. Michigan Avenue
STANDPIPE/RISER DRAIN DOWNS
GUIDELINES
•	Riser drain downs will be performed on Wednesdays, during the day shift only (must be scheduled at least a week in advance)
•	Riser drain downs must be kept to a minimum.
•	Riser work should typically be completed within two hours. All piping should be run to the riser with only the tie-in remaining to be completed.
•	Riser draining will be completed by 6:00 a.m. work should start immediately, and system must be back in service by 2:00 p.m.
PROCEDURES
•	Contractor must request drain down through the Office of the Building at least one week in advance.
•	Engineers will disable appropriate life safety devices.
•	Engineers will isolate system and drain to below the construction floor.
•	Contractor must verify with Engineers that the riser drain down is complete before cutting into the riser.
•	Contractor must physically verify that the riser is drained down, before cutting into the riser, by opening the fireman’s hose connection valve or sprinkler drain valve on the construction floor.
•	Contractor must notify Engineers when work is finished, and request system fill up.
•	Engineers will supply contractor with a 2-way radio to communicate with the Engineers filling the system as well as accompany contractor while system is being refilled.
•	Contractor will verify that there are no leaks with the Engineer on site and via the 2-way radio with the Engineers.
•	Contractor will return 2-way radio to the Engineering department.
•	Engineer will enable appropriate life safety devices.
SINGLE FLOOR SPRINKLER DRAIN DOWNS
•	Contractor notifies Engineers of location where work is to be done (Floor # and Stairwell #) before starting work (drain down must be scheduled 24 hours in advance).
•	The Engineers disable the appropriate life safety devices for the affected floors.
•	Contractor isolates system and performs work.
•	Contractor notifies Engineers when work is complete, and gets approval to refill system.
•	Contractor slowly fills system and checks for leaks.
•	Contractor calls Engineers when system is refilled and verifies that all alarms have been cleared on the computer.
•	Engineers enable appropriate life safety devices.
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EXHIBIT H
401 N. Michigan Avenue
APPROVED CONTRACTOR LIST
GENERAL CONTRACTORS

Reed Illinois Corporation	Terry Birck	(312) 943-8100
600 West Jackson Blvd, Suite 500	Fax	(312) 943-8141
Chicago, IL 60661-5625

Krahl Construction	Don Haton	(312) 648-9800
224 North DesPlaines Street, 4th Floor	Fax	(312) 876-9049
Chicago, IL 60661

Bear Construction	Scott Kurinsky	(847) 222-1900
1501 Rohlwing Road	Fax	(847) 222-9910
Rolling Meadows, IL 60008

Interior Construction Group	Steve Zuwala	(312) 553-4949
105 West Adams, Suite 900	Fax	(312) 553-0649
Chicago, IL 60603
SUB-CONTRACTORS

Fire Protection
U.S. Fire Protection	Mike Peterson	(708) 816-0050
Superior Fire Protection	Pat Sullivan	(708) 599-5008
Global Fire Protection	Tom Neuendorf	(708) 852-5200

Plumbing
John’s Plumbing	Bill Johns	(773) 286-9030
Millennium Piping	Bill Doyle	(312) 715-0560
Pientka Plumbing	Robert Klauk	(847) 573-9004

HVAC
Hill Mechanical Group	Terry Baker	(773) 929-6600
Competitive Piping	Tom Muraski	(312) 322-1900
Murphy Miller	Ed Flannigan	(312) 427-8900
Admiral Heating & Ventilating	Catherine Bertucci	(708) 544-3100

Electric
Concur Electric	Jim Curtin	(708) 396-8766
Super Electric Company	Frank Marcinkowski	(773) 489-4400
S&M Electric	Jack McNamara	(708) 780-8177

Life Safety
Commercial Alarm Systems	Randy Jensen	(630) 832-2844
401 N. MICHIGAN AVENUE

20

WORK LETTER ATTACHMENT B-3
FORMS FOR PROCESSING LANDLORD’S CONTRIBUTION
[Please see attached.]

Work Letter Attachment B-3

SWORN STATEMENT FOR CONTRACTOR AND SUBCONTRACTOR TO OWNER

State of ____________	Page ___ of ___Pages

County of __________

The affiant ___________________________________ being first duly sworn , on oath deposes and says that
(Name)
he is_____________________________________ of __________________________________________________
(position) (Firm name, address and phone number)
___________________________________________________________ that _____________________________
has contact with Zeller-(0) Properties, LLC owner for __________________________________________________
_______________________________________________________ on the following described premises in said
(description of work)
County to wit: 401 N, Mechigan, Chicago, IL , 60611 - Cook County
That for the purpose of said contract, the following persons have been contracted with, and have furnished, or are furnishing and preparing materials for, and have done or are doing labor on said Improvement. That there is due and to become due them, respectively, the amounts set opposite their names for materials or labor as stated. That this statement is a full, trust and complete statement of all such persons, the amounts paid and the amounts due or to become due to each.

1	2	3	4	5	6	7
Name and Address	Kind of Work	Amount of Contract	Retention (incl. Current)	Net Previously Paid	Net Amount This Payment	Balance to Complete

TOTAL

Amount of Original Contract	$	__________	Work Completed to Date	$	__________
Extras to Contract	$	__________	Less __ % Retained	$	__________
Total Contract and Extras	$	__________	Net Amount Earned	$	__________
Credits to Contract	$	__________	Net Amount Previously Paid	$	__________
Adjusted Total Contract	$	__________	Net Amount of this Payment	$	__________
			Balance to Become Due (Inc. Retention)	$	__________

It is understood that the total amount paid to date plus the amount requested in this application shall not exceed ______% of the cost of work completed to date.
          I agree to furnish waivers of lien for all materials under my contract when demanded.

Signed

(Position)

Subscribed and sworn to before this _________ day of ______ 20___.

Notary Public

ZELLER REALTY GROUP
401 N. Michigan; Ste 250
CHICAGO, ILLINOIS 60611
(312) 640- 7600
FAX (312) 640 7699

TO:	Contractors/Vendors
DATE:	April 11, 2006
RE:	401 N. Michigan Ave.
MONTHLY BILL PAYMENT PROCESS
This notification outlines our lender and title company requirements for pay requests.
A.	PAYMENT TIMING. Telefaxed copy of application for payment (“pencil draft” for owners review) shall be submitted by the 1st of the month for the prior month=s work; Contractor shall be immediately advised of any required changes. Final copies of all documents will be due in Zeller=s Corporate office by the 10th day of the month. Funding will occur at the end of the following month. Payment applications shall reflect only executed change orders, and will not be processed for full payment without an executed contract, work orders, and change orders in hand.
B.	APPLICATION FOR PAYMENT. Application for Payment and Sworn Statement should be submitted using attached format (see sample). Separate applications should be provided for each phase of a project where separate contracts or authorizations are issued for separate phases. Architect=s Certificate (AIA G702) shall be provided for all base building work; it will not be required for tenant improvement work. Retainage of 10% shall be withheld on all contracts over $15,000. Additionally, the following closeout documents must be submitted with all final applications:

Additionally, the following closeout documents must be submitted with all final applications:
1.	Original complete set of original permit drawings and specifications;

2.	Certificate of occupancy;

3.	Copy of City building permit(s);

4.	Complete punch list for the project signed by an approved representative of the tenant;

5.	Letter for the project stating the substantial completion date and the commencement of all warranties, including duration, maintenance contracts and local source for any specialty parts or supplies required for the improvements, includes balancing reports, HVAC design drawings, copies of all warranties, maintenance contracts and equipment manuals and certificates of insurance for maintenance contractors;

6.	As-built drawings;

7.	All appropriate original waiver of liens from the contractor, subcontractors, sub-subcontractors, materialmen and suppliers.
C.	TITLE REQUIREMENTS.
1.	Waiver of Lien — An executed and notarized original for the full amount of the pay request being made by the Contractor must be submitted. For your information, a completed sample waiver is also included in the Waiver of Lien Guidelines memorandum. To summarize:
$	The Contractor must provide a current overall waiver with each application for payment; Contractor/subcontractors performing work on a time and material basis must provide a final waiver with each application for payment.

$	The Contractor must submit a supplemental listing of their subcontractors= names, addresses and phone numbers.

$	Subcontractors/vendors delivering materials to Contractor or directly to the job site or providing labor for the project need to provide an original waiver of lien/contractor’s affidavit and, as mentioned above, need to be listed on the Contractor’s Sworn Statement and/or waiver of lien. Subcontractor=s waivers must be submitted within approximately 21 days of funding to the Contractor. These waivers are to be submitted in a complete package with a summary letter noting services and amounts.

Contractors/Vendors
Monthly Bill Payment Process

     Whenever subcontractors/vendors deliver to the Contractor, but the material is not purchased specifically for this project, they do not need to provide a waiver/contractor’s affidavit; however, the subcontractor/vendor name, address and telephone number should be shown on the lower portion of the Contractor’s waiver of lien along with the following statement (see SAMPLE waiver included in the Waiver of Lien Guidelines memo): “All materials taken from fully paid stock and delivered to site in my/our own truck. My supplier is ...”
2.	Form W-9 — To be submitted one time only (with your first application for payment):
     A copy of a substitute W-9 form can be found in the attached memo which provided waiver of lien guidelines. Please return the completed original form along with your waiver(s) to the address given at the end of this notification.
D.	INSURANCE REQUIREMENTS. Prior to commencement of any services on site, the Contractor shall purchase and maintain, at its own cost, and require its subcontractors to purchase and maintain, at its own cost, insurance with coverages and aggregate limits of liability of not less than indicated below from licensed insurers with a Bests rating of AX or better; coverage to be primary and non-contributing. Original copies must be submitted to building management.

For Sub-Contracts $10,000 or Less:
$	Worker=s Compensation (Including Occupational Disease): $500,000

$	Employer=s Liability Coverage: $500,000
Each Accident: $500,000
Disease, Policy Limit: $500,000
Disease, per Employee: $500,000
$	Broad Form Commercial General Liability: $1,000,000

$	Comprehensive Automobile Liability: $500,000

$	Property Insurance Coverage for Tools and Equipment on Site: Replacement Value
For Sub-Contracts Greater than $10,000:
$	Worker=s Compensation (Including Occupational Disease): $500,000

$	Employer=s Liability Coverage: $500,000
Each Accident: $500,000
Disease, Policy Limit: $500,000
Disease, per Employee: $500,000
$	Broad Form Commercial General Liability: $2,000,000

$	Comprehensive Automobile Liability: $1,000,000

$	Property Insurance Coverage for Tools and Equipment on Site: Replacement Value

$	General Contractors shall also provide Umbrella Liability insurance of not less than $3,000,000.
Insurance Certificates shall include the following additional insureds:
$	Name Insured: Zeller — 401 Property, LLC

$	Additional Named Insureds: Zeller — 401 Property, LLC; Zeller Management Corporation; Zeller Realty Group; Zeller Development Corporation; Zeller-401 Ralt, LLC; Zeller-401, L.L.C., LRH — 401 Michigan Avenue, LLC; LaSalle Bank, as Trustee of Trust No. 128497; Z-401 Castleton, L.L.C.; Zeller Castleton, L.L.C..
     Incomplete and/or unapproved pay request packages will not be submitted with the current month’s draw requisition to our lender, but will be deferred until the foregoing requirements are satisfied.

Contractors/Vendors
Monthly Bill Payment Process

     Pay requests, invoices, waivers, insurance certificates and any questions regarding the above procedures should be

addressed to:	with a copy to:
Ms. Mary Darwin	Mr. Eric Taylor
Zeller Realty Group	Zeller Realty Group
401 North Michigan, Ste 250	401 N. Michigan, Ste 250
Chicago, IL 60611	Chicago, IL 60611
Phone: 312-595-2267	Phone: 312-640-7617
Fax: 312-640-7699	Fax: 312-640-7699

ZELLER REALTY GROUP
401 N. Michigan; Ste 250
CHICAGO, ILLINOIS 60611
(312) 640-7800
FAX (312) 640-7699
TO:	CONTRACTORS/VENDORS
FROM:	Eric Taylor
DATE:	April 11, 2006
RE:	401 North Michigan Avenue LIEN WAIVERS
The following guidelines have been established to aid you in the completion of waivers for submission to 401 North Michigan’s title company. Attached please find blank waivers and an example waiver for your files.
Waiver of Lien Guidelines:
1)	All waivers must be ORIGINALS!

2)	Waivers need to state the proper employer. General Contractors are employed by The Owner, however, subcontractors’ waivers must indicate they are employed by the General Contractor. See (A) on attached example waiver.

The Owner is: Zeller — 401 Property, LLC

3)	The amount of the current application/invoice should be spelled out as well shown numerically on the waiver. See (B) on attached example waiver.

4)	The waiver must be signed and dated by a corporate officer. If a company seal is available, please affix as well, See (C) on attached example waiver.

5)	The second portion of the waiver, the Contractor’s Affidavit, is required from contractors providing labor and material. Affidavits are not required from surveyors, consultants, architects, etc. These individuals need only complete the top waiver portion. However, the company’s name must be typed on the waiver if an affidavit is not submitted.

6)	If materials are taken from stock, no additional waivers are required; however, the following language must be on the affidavit. “All materials are taken from fully paid stock and delivered to site in my own truck.” My principle supplier is: (supplier’s name, address & telephone number). See (D) on attached example waiver.

If materials are delivered to the site by a subcontractor, that sub must be named, the contract amount, previous payments, etc. must be shown, and a waiver submitted to this office within approximately three (3) weeks of receipt of payment or before the next funding. See (E) on attached example waiver.

7)	The affidavit must be signed & dated by a corporate officer. See (F) on attached example waiver.

8)	The affidavit must be notarized. See (G) on attached example waiver.

9)	All new contractors must submit a W-9 form for governmental reporting purposes. Form attached.

10)	A list of all subcontractors along with their addresses & telephone numbers must be provided by the General Contractor with each application.
Please review the above and call me at (312) 640-7615 with any questions. If these guidelines are net adhered to in the future, invoices and the corresponding waivers will be withdrawn from our draw request and returned to you. Thank you for your cooperation in this matter.

APPLICATION AND CERTIFICATE FOR PAYMENT	PAGE ONE OF PAGES

To:	Zeller Realty Corporation		APPLICATION NO:
	401 North Michigan	PROJECT: 401 N. Michigan
	Suite 250		PERIOD FROM:
	Chicago, IL, 60611		PERIOD TO:
ATTN:	Mary Moutvic

FROM (CONTRACTOR):

PROJECT NO:

CONTRACT FOR:			CONTRACT DATE:
CONTRACTOR’S APPLICATION FOR PAYMENT

CHANGE ORDER SUMMARY
Change Orders approved in previous months by Owner		ADDITIONS	DEDUCTIONS

	TOTAL	0	0
Approved This Month
Number	Date Approved

	TOTALS	0	0
Net change by Change Orders			0

ORIGINAL CONTRACT SUM	$0
Net change by Change Orders	$0

CONTRACT SUM TO DATE	$0

TOTAL COMPLETED & STORED TO DATE	$0
RETAINAGE 10%	$0

TOTAL EARNED LESS RETAINAGE	$0

LESS PREVIOUS CERTIFICATES FOR PAYMENT	$0

CURRENT PAYMENT DUE	$0

State of: ILLINOIS
County of: COOK
Subscribed and Sworn to before me this       day of                     , 20
Notary Public:
My Commission Expires:

Contractor:

By:

Date:

CONTINUATION SHEET		APPLICATION NUMBER:
BREAKDOWN OF APPLICATION AND CERTIFICATE FOR PAYMENT.		APPLICATION DATE:
All amounts are stated to the nearest dollar.	CONTRACTOR:	PERIOD FROM:	0
PROJECT NAME: 401 N. Michigan	JOB NO:	TO:	0

A	B	C	D	E	F	G	H	I	J	K
					WORK COMPLETED			TOTAL
			OWNER			THIS APPLICATION		COMPLETED		BALANCE
ITEM		SCHEDULED	CHANGE	REVISED	PREVIOUS		STORED	AND STORED		TO
NO	DESCRIPTION OF WORK	VALUE	ORDER	VALUE	APPLICATIONS	WRK IN PLACE	MTLS	TO DATE	%	FINISH
01	GENERAL CONDITIONS	0	0	0	0	0		0	0%	0
02	DEMOLITION	0	0	0	0	0		0	0%	0
03	DOORS, FRAMES, HDWR	0	0	0	0	0		0	0%	0
04	GYPSUM DRYWALL	0	0	0	0	0		0	0%	0
05	CARPET / FLOORCOVERING	0	0	0	0	0		0	0%	0
06	PAINT / WALLCOVERING	0	0	0	0	0		0	0%	0
07	ACOUSTICAL CEILINGS	0	0	0	0	0		0	0%	0
08	HVAC	0	0	0	0	0		0	0%	0
09	ELECTRICAL	0	0	0	0	0		0	0%	0
10	CONTRACTORS FEE	0	0	0	0	0		0	0%	0

	JOB TOTAL	0	0	0	0	0	0	0	0%	0

WAIVER OF LIEN TO DATE

STATE OF ILLINOIS	|
	SS	Qty #
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
WHEREAS the undersigned has been employed by:
to furnish:
for the premises known as: 401 North Michigan Avenue of which Zeller-401 Properties, LLC is the owner.
THE undersigned, for and in consideration of:
$                                         Dollars, and other good and valuable considerations, the receipt whereof is hereby acknowledged, do(es) hereby waive and release any and all lien or claim of, or right to, lien, under the statutes of the State of Illinois, relating to mechanics liens, with respect to and on said above-described premises, and the improvements thereon, and on the material, fixtures, apparatus or machinery furnished, and on the moneys, funds or other considerations due or to become due from the owner, on account of labor services, material, fixtures, apparatus or machinery furnished to this date by the undersigned for the above described premises.
          Given under my hand signed and sealed this                      day of                     , 20
Officer Signature and Corporate Seal:
NOTE: All waivers must be for the full amount paid. If waiver is for a corporation, corporate name should be used, corporate seal affixed and title of officer signing waiver should be set forth; if waiver is for a partnership, the partnership name should be used, partner should sign and designate himself as partner.
CONTRACTOR’S AFFIDAVIT

STATE OF ILLINOIS	|
SS
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
THE undersigned, being duly sworn, deposes and says that he is of the
who is the contractor for the
work on the building located at: 401 N. Michigan Avenue and owned by: Zeller-401 Properties, LLC
That the total amount of the contract including extras is                                          on which he has received payment of $                            prior to this payment. That all waivers are true, correct and genuine and delivered unconditionally and that there is no claim either legal or equitable to defeat the validity of said waivers. That the following are the names of all parties who have furnished material or labor, or both, for said work and all parties having contracts or subcontracts for specific portions of said work or for material entering into the construction thereof and the amount due or to become due to each, and that the items mentioned include all labor and material required to complete said work according to plans and specifications:

		CONTRACT	PREVIOUSLY	THIS	BALANCE
NAMES	SERVICE	PRICE	PAID	PAYMENT	DUE

TOTAL LABOR & MATERIAL TO COMPLETE
That there are no other contracts for said work outstanding, and that there is nothing due or to become due to any person for material, labor or other work of any kind done or to be done upon or in connection with said work other than above stated.
Signed this                      day of                                         , 20

Signature:

Subscribed and sworn to before me this                      day of                                         , 20

Notary Signature and Seal:

FINAL WAIVER OF LIEN

STATE OF ILLINOIS	|
	SS	Qty #
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
WHEREAS the undersigned has been employed by:
to furnish:
for the premises known as: 401 North Michigan Avenue of which Zeller-401 Properties, LLC is the owner.
THE undersigned, for and in consideration of:
$                                         Dollars, and other good and valuable considerations, the receipt whereof is hereby acknowledged, do(es) hereby waive and release any and all lien or claim of, or right to, lien, under the statutes of the State of Illinois, relating to mechanics’ liens, with respect to and on said above-described premises, and the improvements thereon, and on the material, fixtures, apparatus or machinery furnished, and on the moneys, funds or other considerations due or to become due from the owner, on account of labor services, material, fixtures, apparatus or machinery furnished or which may be furnished at any time hereafter.
          Given under my hand signed and sealed this                      day of                     , 20

Officer Signature and Corporate Seal:

NOTE: All waivers must be for the full amount paid. If waiver is for a corporation, corporate name should be used, corporate seal affixed and title of officer signing waiver should be set forth; if waiver is for a partnership, the partnership name should be used, partner should sign and designate himself as partner.
CONTRACTOR’S AFFIDAVIT

STATE OF ILLINOIS	|
SS
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
THE undersigned, being duly sworn, deposes and says that he is of the
who is the contractor for the
work on the building located at: 401 N. Michigan Avenue and owned by: Zeller-401 Properties, LLC
That the total amount of the contract including extras is $                                         on which he has received payment of $                     prior to this payment. That all waivers are true, correct and genuine and delivered unconditionally and that there is no claim either legal or equitable to defeat the validity of said waivers. That the following are the names of all parties who have furnished material or labor, or both, for said work and all parties having contracts or subcontracts for specific portions of said work or for material entering into the construction thereof and the amount due or to become due to each, and that the items mentioned include all labor and material required to complete said work according to plans and specifications:

		CONTRACT	PREVIOUSLY	THIS	BALANCE
NAMES	SERVICE	PRICE	PAID	PAYMENT	DUE

TOTAL LABOR & MATERIAL TO COMPLETE
That there are no other contracts for said work outstanding, and that there is nothing due or to become due to any person for material, labor or other work of any kind done or to be done upon or in connection with said work other than above stated.
Signed this                      day of                                         , 20

Signature:

Subscribed and sworn to before me this                      day of                                         , 20

Notary Signature and Seal:

FINAL WAIVER OF LIEN

STATE OF ILLINOIS	|
	SS	Qty #
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
WHEREAS the undersigned has been employed by:
to furnish:
for the premises known as: 401 North Michigan Avenue of which Zeller-401 Properties, LLC is the owner.
THE undersigned, for and in consideration of:
($                                        ) Dollars, and other good and valuable considerations, the receipt whereof is hereby acknowledged, do(es) hereby waive and release any and all lien or claim of, or right to, lien, under the statutes of the State of Illinois, relating to mechanics’ liens, with respect to and on said above-described premises, and the improvements thereon, and on the material, fixtures, apparatus or machinery furnished, and on the moneys, funds or other considerations due or to become due from the owner, on account of labor services, material, fixtures, apparatus or machinery furnished or which may be furnished at any time hereafter.
          Given under my hand signed and sealed this                      day of                     , 20

Officer Signature and Corporate Seal:

Company Name:

Address:

NOTE: All waivers must be for the full amount paid. If waiver is for a corporation, corporate name should be used, corporate seal affixed and title of officer signing waiver should be set forth; if waiver is for a partnership, the partnership name should be used, partner should sign and designate himself as partner.

WAIVER OF LIEN TO DATE
EXAMPLE

STATE OF ILLINOIS	|
	SS	Qty #
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
     WHEREAS the undersigned has been employed by: A. GENERAL CONTRACTOR OR OWNER to furnish: TRADES for the premises known as PROPERTY ADDRESS of which OWNER NAME is the owner.
     THE undersigned, for and in consideration of: B. NET AMOUNT RECEIVED SPELLED OUT ($ NET AMOUNT RECEIVED) Dollars, and other good and valuable considerations, the receipt whereof is hereby acknowledged, do(es) hereby waive and release any and all lien or claim of, or right to, lien, under the statutes of the State of Illinois, relating to mechanics’ liens, with respect to and on said above-described premises, and the improvements thereon, and on the material, fixtures, apparatus or machinery furnished, and on the moneys, funds or other considerations due or to become due from the owner, on account of labor services, material, fixtures, apparatus or machinery furnished to this date by the undersigned for the above described premises.
          Given under my hand signed and sealed this                      day of                     , 20

Officer Signature and Corporate Seal:	C

NOTE: All waivers must be for the full amount paid. If waiver is for a corporation, corporate name should be used, corporate seal affixed and title of officer signing waiver should be set forth; if waiver is for a partnership, the partnership name should be used, partner should sign and designate himself as partner.
CONTRACTOR’S AFFIDAVIT

STATE OF ILLINOIS	|
SS
COUNTY OF COOK	|
TO WHOM IT MAY CONCERN:
     THE undersigned, being duly sworn, deposes and says that he is NAME & POSITION WITH COMPANY of the NAME OF COMPANY who is the contractor for the TRADE(S) work on the building located at: PROPERTY ADDRESS and owned by: OWNER NAME
That the total amount of the contract including extras is $ TOTAL CONTRACT AMOUNT on which he has received payment of $ PAID TO DATE prior to this payment. That all waivers are true, correct and genuine and delivered unconditionally and that there is no claim either legal or equitable to defeat the validity of said waivers. That the following are the names of all parties who have furnished material or labor, or both, for said work and all parties having contracts or subcontracts for specific portions of said work or for material entering into the construction thereof and the amount due or to become due to each, and that the items mentioned include all labor and material required to complete said work according to plans and specifications:

		CONTRACT	PREVIOUSLY	THIS	BALANCE
NAMES	SERVICE	PRICE	PAID	PAYMENT	DUE
D- IF ALL MATERIALS ARE TAKEN FROM STOCK: “ALL MATERIALS TAKEN FROM FULLY PAID STOCK & DELIVERED TO SITE IN MY OWN TRUCK” MY PRINCIPLE SUPPLIER IS: (NAME OF COMPANY, ADDRESS & PHONE NUMBER)
-OR-

E-COMPANY NAME	NUMBER	$10,000.00		$10,000.00	$0.00
		(MATERIAL WAIVER WOULD BE FURNISHED)
TOTAL LABOR & MATERIAL TO COMPLETE
That there are no other contracts for said work outstanding, and that there is nothing due or to become due to any person for material, labor or other work of any kind done or to be done upon or in connection with said work other than above stated.
Signed this                      day of                                         , 20

Signature:	F

G- Subscribed and sworn to before me this                       day of                                           , 20

Notary Signature and Seal: